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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06719

BB&T Funds

(Exact name of registrant as specified in charter)

3435 Stelzer Road Columbus, OH	43219

(Address of principal executive offices)	(Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

BB&T

Annual Report to Shareholders

September 30, 2004

4

BB&T Funds

Sensible Investing for Generatio

BB&T FUNDS

LETTER FROM THE PRESIDENT AND THE INVESTMENT ADVISOR

Dear Shareholders:

We are pleased to send you this annual report for the 12 months ended September 30, 2004, a period of challenges and opportunities in the securities markets, and one which demonstrated the benefits of active portfolio management.

In a letter such as this one, it can be instructive to look back at our last annual report. A year ago, we wrote that the markets were being driven by geopolitical events, Federal Reserve activity, conflicting economic data and investors’ appetite for risk.

As we survey the global and economic landscape this year, we see that many of the same factors are in play, and are having a significant impact on the financial markets. The situation in Iraq is far from settled, concerns over terrorism remain, the Federal Reserve (“the Fed”) has begun to tighten credit and the economic recovery has not been without some rough patches. One noteworthy difference from last year is the shifting of investor sentiment away from low-quality, high-risk securities and toward the type of higher-quality stocks and bonds favored by our funds.

However, while stocks performed particularly well during the first quarter of our period, they have been generally flat during the last nine months. Corporate earnings are up, but sharply higher energy costs have impacted businesses and consumers alike, compromising economic activity. Durable-goods orders have risen and the housing market has remained strong, but consumer confidence has waned. Buffeted by opposing forces, stock prices have merely treaded water since the beginning of 2004.

This good news/bad news cycle also has led to volatility in the bond market. Although the yield on the 10-year Treasury bond rose just 18 basis points (0.18%) for the fiscal year as a whole, there were periods of sharp volatility. Intermediate- and long-term rates were driven higher or lower as uncertainty about global events spiked or subsided. When fears of terrorist attacks escalated, for example, investors rushed to the relative safety of Treasury securities, temporarily driving bond prices higher and yields lower.

At other times, expectations that the Fed would begin to raise interest rates—the Fed did hike rates in June, August and September which pushed yields higher, and bond prices lower.

While inflation expectations moderated and longer-term rates showed little net movement, the two-year Treasury note’s yield jumped 115 basis points (1.15%). The effect of this activity was to “flatten” the yield curve, as short-term rates rose closer to the static level of long-term rates.

For the 12-month period as a whole, the S&P 500 Index1 rose 13.86%, while the Nasdaq Composite Index1 added 6.15%. Bond prices, for the most part, were modestly higher.

Looking ahead over the next year, we believe stocks offer better relative value than bonds, and based on our analysis and expectations, we have taken the following steps:

•	Our equity managers, who have always operated with an emphasis on quality fundamentals, have continued to focus on stocks with particularly attractive valuations. We believe that, especially in uncertain markets, high-quality portfolios could potentially perform well, although there are no guarantees.

•	On a sector basis, we have pursued the stocks of companies with high earnings visibility and above-average earnings potential. This has led us to favor shares in the industrial and energy sectors, and the non-biotech portion of the health care area. Recently, we’ve also been easing into the technology sector, where some good stocks have been oversold.

•	Anticipating higher interest rates all along the yield curve, we have shortened the durations and average maturities of our bond funds, and selectively boosted credit quality.

With the securities markets far from calm and quiet, we believe the active portfolio management we provide shareholders can be especially productive. The world is a very uncertain place right now, and the members of our investment management team are keenly aware of the trust you have placed in their hands.

As always, if you have any questions or concerns about the BB&T Funds, please feel free to speak with your Investment Professional, or call us at 1-800-453-7348.

Sincerely,

George O. Martinez
President
BB&T Funds

Keith F. Karlawish, CFA
President
BB&T Asset Management, Inc.

Jeffrey J. Schappe, CFA
Chief Investment Officer
BB&T Asset Management, Inc.

[1]	The S&P 500 Index is an unmanaged index representative of the U.S. stock market. The S&P 500 Index® is a registered trademark of Standard & Poor’s, a division of The McGraw-Hill Companies. All rights reserved. The Nasdaq Composite Index is an unmanaged index representative of U.S. small-company stocks. Performance for the Nasdaq Composite Index is price-only (no dividend reinvestment). Source: Lipper, Inc., October 2004. Investors cannot invest directly in an index, though they can invest in the underlying securities.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. The BB&T Mutual Funds are distributed by BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services. The BB&T Mutual Funds are NOT FDIC INSURED and are not deposits or obligations or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. Investment products involve investment risk, including the possible loss of principal.

The foregoing information and opinions are for general information only. BB&T Asset Management, Inc. does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

BB&T LARGE COMPANY VALUE FUND

PORTFOLIO MANAGER

Richard B. Jones, CFA

The BB&T Large Company Value Fund is managed by Richard B. Jones, CFA, Director of Value Equity Portfolio Management for BB&T Asset Management, Inc. A graduate of Miami (Ohio) University, where he earned a B.S. in Business, Mr. Jones also earned an M.B.A. from The Ohio State University, and has been managing investors’ money since 1984. He is supported by the BB&T Value Equity Portfolio Management Team, which includes Eric Farls, CFA; Robert A. Gowen; John T. Kvantas, CFA; and Buel S. Sears, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of equity management skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Our investment process is straight forward and disciplined. It relies on both quantitative and qualitative techniques. We screen roughly 2,000 large companies to find about 100 top-quality names that meet our financial quality and value criteria; from this list, we normally own about 70 stocks, each of which plays a distinct role in enabling us to build a diversified portfolio. We are long-term investors, approaching each purchase with the intent of owning it for three to five years, if all goes well. Consequently, the Fund’s turnover rate is low, 10-30%, which makes the Fund very efficient for taxable accounts.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 17.86% (Institutional Shares), compared to 20.52% for its benchmark, the Russell 1000® Value Index.

Value stocks did well last year

With the backdrop of solid economic growth, strong earnings growth and low interest rates, the stock market registered good gains over the last twelve months. The best performance was centered in the stocks of lower quality economically sensitive companies.

The Fund generated solid, absolute (double-digit total returns) and relative to peer (Lipper Large Company Value1 category median return 16.26%), performance. But our performance did lag our unmanaged index.

Our full positions in some of the better performing economically sensitive sectors, such as industrials and energy, helped performance. We also benefited, in the second half of the fiscal year, as the market began to reward higher quality financially strong companies.2

On the issue of stock quality, the BB&T Large Company Value Fund invests only in what we deem as high quality companies. We want our companies to have the financial flexibility to be able to weather challenges as well as take advantage of opportunities. This disciplined focus on quality reduces portfolio volatility. Of course, there will be periods of time when low quality stocks will show significant outperformance, such as we experienced in 2003 and the first quarter of 2004, and during these periods our portfolio will tend to generate lower relative returns.

The portfolio’s overweighting in the healthcare sector has hurt performance over the last 12 months. Near term political and industry (pipeline, patent expiration) issues have weighed on these stocks. We still believe there are a disproportionate number of opportunities in this sector, given the combination of favorable long-term demographic trends and reasonable valuations. Therefore, we continue to hold our overweighted position.2

As of September 30, 2004, the top five equity holdings in the Fund (as a percentage of net assets) were2:

ConocoPhilips	3.2%
Bank of America	2.4%
Emerson Electric Co.	2.4%
Cox Communications, Inc.-Class A	2.4%
ChevronTexaco Corp.	2.3%

It’s a pretty decent environment for stocks

Looking out over the next six to 12 months, we think the economy looks pretty solid, as do the prospects for stocks. We believe the manufacturing sector looks strong. Granted we haven’t seen the job growth we’ve been looking for, to confirm that the economy is in a self-sustaining mode. Still, Gross Domestic Product3 figures are good, interest rates are still historically low and corporate earnings should be higher next year. Overall, we believe it’s a pretty decent environment for stocks.

As always, we will continue to invest on a stock-by-stock, bottom-up basis. While we are aware of the external, macro conditions, we will maintain the same value driven investment approach: buy stocks of financially solid companies at reasonable levels of valuation.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	The Lipper Large Cap Value Funds Average consists of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

[2]	Portfolio composition is as of September 30, 2004 and is subject to change.

BB&T LARGE COMPANY VALUE FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[3]	Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower. Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.

The Fund is measured against the Russell 1000® Value Index an unmanaged index which consists of 1,000 of the largest capitalized U.S. domiciled companies. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T LARGE COMPANY GROWTH FUND

PORTFOLIO MANAGER

Paige C. Henderson, CFA, CPA

The BB&T Large Company Growth Fund is managed by Paige C. Henderson, CFA, CPA, Director of Core Equity for BB&T Asset Management, Inc. Ms. Henderson graduated from the University of North Carolina at Chapel Hill, where she received a B.S. in Business Administration and an M.B.A. and has been actively engaged in investment management since 1991. Ms. Henderson is supported by the BB&T Growth Equity Portfolio Management Team, which includes Brandon Carl; Raiford Garrabrant, CFA; David Nolan; Zack Schroeder; and Michele Holmes Van Dyke. The team brings to the Fund six decades of combined investment management experience, along with a broad range of growth-stock investing skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We use quantitative screening to target the most attractive stocks among large, established growth companies in the market’s fastest-growing sectors. Our multifactor scoring model evaluates and ranks several thousand companies with market capitalizations greater than $4 billion. We then take a closer look at the companies in the top third of our rankings, clarifying data and identify how a particular stock could enhance our portfolio, which normally is comprised of 65—75 issues. All the while, we are careful not to overpay for any particular stock. The price we are willing to pay for growth is based on our evaluation of whether a stock’s growth potential will be delivered.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 7.19% (Institutional Shares), compared to 7.51% for its benchmark, the Russell 1000® Growth Index.

Paige C. Henderson, CFA, CPA, assumed management of the Fund on July 1, 2004.

Strong returns in first fiscal quarter gave way to more challenging environment

There was a significant difference in market activity and performance between the last calendar quarter of 2003 and the first nine months of 2004. At the end of last year, the technology sector was still strong, earnings expectations were solid and small-company stocks were doing particularly well.

Things have changed, however, in the last few quarters. The market is now being driven by a number of macro factors, such as sharply higher energy prices—which is why growth is underperforming value—and we’re also seeing sharp differences among companies in the same industries and sectors. Some historically stable companies—which you’d think of as relatively safe havens in volatile times—have stumbled recently. As growth investors are often unforgiving of negative developments, this has added to pressure in key industries in the large-cap growth arena.

On a sector basis, we finished the period with a significant overweighting in industrial stocks, which was a positive factor in the Fund’s performance.1

Our health-care positions have also proven productive, as we’ve de-emphasized big pharmaceutical stocks where many companies have experienced problems, and focused on bio-tech companies such as Gilead Sciences (1.9% of the portfolio’s net assets) and Genentech, Inc. (1.28%); and health-service providers such as UnitedHealth Group, Inc. (2.1%) and Quest Diagnostics, Inc. (1.8%).1

As of September 30, 2004, the top five equity holdings in the Fund (as a percentage of net assets) were1:

Microsoft Corp.	3.8%
Johnson & Johnson	3.5%
Procter & Gamble Co.	2.9%
Intel Corp.	2.5%
Home Depot, Inc.	2.5%

Technology could rebound in the coming months

Looking ahead, if energy prices stabilize—maybe fall from their current $55-a-barrel level to about $40—that could help the stock market. In any case, we think we’ll see continued strength in industrial earnings, what some people might call “old-economy companies.” The consumer has been carrying the economy for years, and now it’s time for the manufacturing sector to take the lead. Corporate cash levels are at historic highs. Hopefully, uncertainty should be reduced once the U.S. elections are over and we possibly see an improvement in the global political situation. In such an improving environment, we believe there could be an upsurge in technology spending. As information technology has become an integral part of our daily lives, technology purchases have become more connected to job growth. For knowledge workers, as companies create new positions, they have to buy new computers and system licenses for each worker. This differs from the more industrially oriented cycles. If you’re pushing more steel through a mill, even if you are adding workers, you don’t necessarily need to invest in more equipment.

As we move forward, we are closely monitoring those companies that will benefit from increased spending from Corporate American and are likely to increase investments in companies with improving order trends such as semiconductor and communication equipment stocks.1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2004 and is subject to change.

BB&T LARGE COMPANY GROWTH FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund is measured against the Russell 1000® Growth Index an unmanaged index which is comprised of 1,000 of the largest capitalized U.S. domiciled companies with higher price-to-book ratios and higher forecasted growth values whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total returns for the period would have been lower.

BB&T MID CAP VALUE FUND

PORTFOLIO MANAGER

Buel S. Sears, CFA

The BB&T Mid Cap Value Fund is managed by Buel S. Sears, CFA, who has been managing investors’ money since 1982. Mr. Sears is supported by the BB&T Value Equity Portfolio Management Team, which includes Eric Farls, CFA; Robert A. Gowen; Richard B. Jones, CFA; and John T. Kvantas, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of equity management skills.

INVESTMENT CONCERNS

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We seek to provide our shareholders with three important investment benefits: current income, long-term growth of capital and a commitment to controlling volatility. We diversify among economic sectors, industries and individual companies, with no more than 5% of the portfolio invested in any single security. We take a hard look at how companies in different industries can have similar risk profiles and we build our portfolio with an awareness of these correlations. We also strive to provide value to our shareholders by stressing low turnover, which may both reduce costs and improve tax efficiency.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 20.44% (Institutional Shares), compared to 25.62% for its benchmark, the Russell MidCap® Value Index.

We were in the market’s ‘sweet spot’

The Fund experienced historically strong performance partly due to judicious stock selection, but also because the mid-cap value arena was the right place to be for much of the last year.

At the start of our fiscal year, investors were enamored of the type of low-quality stocks to which we are not attracted, and we missed some of the overall market’s upsurge. But as the period unfolded, the “junk rally” began to wane, and the market rotated toward higher-quality names. Further, mid-capitalization stocks outperformed large-capitalization stocks, and the value stocks did much better than their growth cousins.

We also benefited from a number of earnings surprises from such companies as Genuine Parts Co. (1.9% of the portfolio’s net assets), C.R. Bard, Inc. (1.2%) and Compass Bancshares, Inc. (2.6%).1

As always, we kept a close watch on the stocks we owned. One of the most significant portfolio moves we made during the period was our decision to sell our stake in Caremark RX, Inc., a pharmaceutical services company whose stock price had risen to what we considered to be a fully valued level. We took our profits from Caremark and bought into AmerisourceBergen Corp. (1.3%), a drug distributor which offers a different type of access into the health care sector.1

However, in the third quarter of 2004, the Fund’s final fiscal quarter, some of our technology names came under pressure when reported earnings didn’t quite live up to investors’ expectations. Consequently, we lost some ground relative to our benchmark.

As of September 30, 2004, the top five equity holdings in the Fund (as a percentage of net assets) were:1

First American Corp.	2.8%
Kerr-McGee Corp.	2.7%
Jefferson-Pilot Corp.	2.6%
Compass Bancshares, Inc.	2.6%
Arthur J. Gallagher & Co.	2.5%

We are encouraged by market opportunities

Looking to the future, we are optimistic about the prospects for stocks. We acknowledge that the economy is in a state of constant change, the presidential election comes around every four years and there are significant cycles in capital spending, employment statistics and interest rates. But in the current cycle, as in all cycles, we believe there are numerous, attractive opportunities in the market. The upward trend in earnings and cash flow growth that we see in our own holdings could continue for the foreseeable future.

Over the next six to 12 months, we will remain as fully invested as is feasible and we will continue to search for fundamentally strong, well-positioned companies whose stocks are available at reasonable prices.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2004 and is subject to change.

BB&T MID CAP VALUE FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Performance shown for Class A and Institutional Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

The Fund is measured against the the Russell MidCap® Value Index which measures the performance of those securities in the Russell 1000 with lower price-to-book ratios or lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T MID CAP GROWTH FUND

PORTFOLIO MANAGER

David P. Nolan

The BB&T Mid Cap Growth Fund is managed by David P. Nolan. A graduate of Wake Forest University, where he received a B.S. in Business, Mr. Nolan managed common and collective trust funds from 1985 to 1993 and has managed the Mid Cap Growth Fund since its inception in 1993. He is supported by the BB&T Growth Equity Portfolio Management Team, which includes Brandon Carl; Raiford Garrabrant, CFA; Paige C. Henderson, CFA, CPA; Zack Schroeder; and Michele Holmes Van Dyke. The team brings to the Fund more than six decades of combined investment management experience, along with a broad range of growth-stock investing skills.

INVESTMENT CONCERNS

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We believe that companies situated in the mid-capitalization sector—which we define as between $2–10 billion in market cap—may achieve the most striking growth rates in their respective life cycles. This is the ‘sweet spot’ for many companies, which have survived the challenges of their early years and are now reaching the point where their businesses are expanding rapidly. They also may have an edge over larger companies, whose businesses have matured and who struggle to maintain double-digit growth rates. For these reasons, well-managed mid-cap companies potentially offer outstanding investment opportunities for our shareholders.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 11.55% (Institutional Shares), compared to 13.68% for its benchmark, the Russell MidCap® Growth Index.

The Fund underperformed its benchmark index for the first quarter of the year due to the Fund’s underweighting in the low-quality, low-priced stocks that outperformed in the period. The Fund did however, outperform the index in the final three quarters of the year.

Energy and telecommunications stocks were big winners

This past year, we saw the market experience a great deal of “churn”—as stocks spiked up and then fell—with investor sentiment rotating from low-quality, high-risk names to higher-quality stocks. The mid-cap growth sector was no exception, and these circumstances presented challenges throughout the period. We were gratified, nonetheless, that the Fund produced historically solid returns for the fiscal year.

On a sector basis, energy stocks represented a superior group during the year, and the Fund’s performance was enhanced in the second half of the period by our overweighting in energy stocks. Also, despite the fact that semiconductor stocks were inconsistent—this area did very well early on in the period, and then fell sharply—a number of technology companies were winners for us: AutoDesk, Inc. (2.1% of the portfolio’s net assets), a supplier of PC software; Symantec Corp. (2.0%) a provider of Internet security technology; and Research In Motion, Ltd. (1.5%), the manufacturer of the BlackBerry wireless devices; all were strong performers for us.1

In telecommunications, two names that did well for us were Russian cellular phone and service providers: Mobile Telesystems-ADR (0.6%) and VimpelCom-ADR (0.6%). These companies have done very well, as cell-phone usage in Russia has experienced explosive growth, first in Moscow, and now in outlying areas.1

As of September 30, 2004, the top five equity holdings in the Fund (as a percentage of net assets) were:1

AutoDesk, Inc.	2.1%
Urban Outfitters, Inc.	2.1%
Symantec Corp.	2.0%
Apple Computer, Inc.	2.0%
Starwood Hotels & Resorts Worldwide, Inc.	2.0%

We will invest in ‘individual stories’

Looking ahead, as we always do, we certainly are conscious of the overall macro picture, and how it might drive some specific sectors, such as energy. But the primary focus of our investment process remains finding the right individual stocks that meet our criteria. Especially when we’re in “range-bound” market—that is, a market whose indices bounce back and forth between fairly fixed ranges—we have found that strong performance can come from selecting individual names that meet specific investing themes. Our shareholders can rest assured that we will continue to invest the way we always have.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2004 and is subject to change.

BB&T MID CAP GROWTH FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares’ 12b-1 fees and expenses. With those adjustments, performance would be lower.

The Fund is measured against the Russell MidCap Growth Index an unmanged index which measures the performance of those securities in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total returns for the period would have been lower.

BB&T SMALL COMPANY VALUE FUND

PORTFOLIO MANAGER

John T. Kvantas, CFA

The BB&T Small Company Value Fund is managed by John T. Kvantas, CFA. A graduate of the University of Illinois Champaign-Urbana, where he received a B.S. in Accountancy, Mr. Kvantas also earned an M.B.A. from the Fuqua School of Business at Duke University, and has been managing investors’ money since 1995. He is supported by the BB&T Value Equity Portfolio Management Team, which includes Robert Gowen; Eric Farls, CFA; Richard B. Jones, CFA; and Buel S. Sears, CFA. The team brings to the Fund six decades of combined investment management experience, along with a broad range of equity management skills.

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We use disciplined, bottom-up analysis to uncover fundamentally strong, attractively priced value stocks in a very specific universe: stocks with market capitalizations between $100 million and $3 billion. At the BB&T Funds, we believe that diversification can be a very useful tool for long-term investors, and shareholders can use our small-cap value fund to diversify their portfolios beyond the large-cap and mid-cap arenas. While small-cap stocks may be more volatile than their larger counterparts, they provide the benefit of generally not moving in tandem with the overall market. At the same time, on a year-to-year basis, value stocks may produce returns that are very dissimilar to the performance of growth stocks. Consequently, we believe that many BB&T shareholders will appreciate how our Fund can add a strong dose of diversification to their portfolios.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 25.78% (Institutional Shares), compared to 25.66% for its benchmark, the Russell 2000® Value Index.

A rotation toward quality helped the Fund’s performance

The small-cap value sector’s outperformance, relative to the overall market, continued a trend that we’ve seen over the last three or four years. When the market was soaring during the bull market in the late 1990s, small-company stocks didn’t do as well as large-company names. But the reversal since then has been truly dramatic, and during the last 12 months, small-cap value once again was the place to be for equity investors.

The Fund was also helped by a rotation away from lower-quality, riskier stocks—which dominated the market through much of 2003—and into the type of high-quality companies we like to buy. This move was driven, in part, by a perception that the Fed would start raising short-term interest rates; the Fed did, indeed, tighten credit starting in June. In such an environment, investors not surprisingly turn toward relatively more stable securities, the kind we hold in the portfolio. Small-cap stocks can be more volatile than larger stocks, and we believe our bias toward quality can be productive for our investors over time.

Another positive factor for the Fund was the performance of our energy holdings. We were overweighted in energy and when the sector took off, the stocks we owned followed suit. We also benefited from being underweighted in technology stocks, which did not do well as a group during the period.1

As of September 30, 2004, the top five equity holdings in the Fund (as a percentage of net assets) were:1

Hilb, Rogal & Hamilton Co.	1.7%
Imation Corp.	1.7%
Protective Life Crop.	1.7%
Teekay Shipping Corp.	1.6%
CNA Surety Corp.	1.6%

We will continue to employ our disciplined investment process

There are a lot of “macro” issues affecting the securities markets, such as global instability, high energy prices and the Fed’s decision to start raising interest rates.

But while we acknowledge the influence those factors have on short-term stock price volatility, over the long-term it is nearly impossible to predict changes in the macro factors. Going forward, we will not change our investment approach; we will continue to run our quantitative and qualitative screens, look for high-quality companies whose stock prices are significantly below our estimates of fair value, evaluate their fundamentals and buy those stocks whose prospects we like for the long-term.

We can’t know what’s going to happen in the economy or the markets over the next six to 12 months. What we do know is that we’re going to continue with the same investment approach we’ve always used.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2004 and is subject to change.

BB&T SMALL COMPANY VALUE FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Russell 2000® Value Index an unmanaged index which is comprised of the securities found in the Russell 2000® with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SMALL COMPANY GROWTH FUND

PORTFOLIO MANAGER

Raiford Garrabrant, CFA

The BB&T Small Company Growth Fund is managed by Raiford Garrabrant, CFA. Mr. Garrabrant graduated from the University of North Carolina at Chapel Hill with a B.S. in Business Administration and has been managing investors’ money since 1992. Mr. Garrabrant is supported by the BB&T Growth Equity Portfolio Management Team, which includes Brandon Carl; Paige C. Henderson, CFA, CPA; David Nolan; Zach Schroeder; and Michele Holmes Van Dyke. The team brings to the Fund six decades of combined investment management experience, along with a broad range of growth-stock investing skills.

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Small companies are vastly different, in many ways, from larger corporations, and successfully investing in the small-cap sector— which we define as companies having market capitalizations under $3 billion— requires special care and discipline. With small stocks, for example, the risk we confront is more company-specific than market-related; these stocks tend to move more on news about their individual company or on industry dynamics than do larger stocks. There also is less efficiency in the pricing of small-company stocks. All these factors make small-company stocks more risky, yet they are laden with enormous opportunities for long-term growth and stock-price appreciation. Investors should never forget that from small companies with promising ideas, come large companies with dominant market positions.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 4.22% (Institutional Shares), compared to 11.92% for its benchmark, the Russell 2000® Growth Index.

The Fund’s underperformance relative to its benchmark was primarily a result of two factors. First, during the first fiscal quarter, the Fund’s emphasis on owning higher quality companies had a negative impact on performance, as lower-quality, higher-beta1 shares propelled the benchmark returns. Second, in the second and third fiscal quarters, the Fund suffered from an unusually high number of companies failing to achieve their state financial goals, resulting in steep price declines for those holdings.

Multiple factors pressured our sector

As we entered our reporting period, small-company stocks had outperformed the overall market for several years; even in down markets, small caps generally did better than large-company stocks. However, in early calendar ‘04, the strength of economic recovery caused observers to turn their attention to the likelihood that the Fed would start raising interest rates (The Fed has raised short-term rates three times in recent months.)

In a rising-rate environment, investors are prone to leave higher-risk small caps and return to large- company stocks, which are perceived to be more stable. This defensive shift was a major factor in the relatively weak performance of small-cap stocks during the latter half of our fiscal year. At the same time, the growth sector underperformed the value area.

Further, the traditional growth sectors of technology, consumer discretionary and health care normally do not do well in periods of rising interest rates.

All of these factors combined to put pressure on the Fund’s performance for the full 12-month period.

Nevertheless, the Fund posted a positive return for the period. And we continued to actively manage the portfolio to respond to prevailing market conditions and to take advantage of attractive growth opportunities.

For example, last spring we began to pare back positions in the information technology and consumer discretionary sectors. We also overweighted our portfolio allocation to health care stocks, though we avoided high-risk biotech names and focused on companies in the health care services area, whose earnings we expected to hold up better in a slowing economy. In addition, we took steps to raise the Fund’s average market capitalization and lower its beta, or measure of risk relative to our benchmark, the Russell 2000® Growth Index. This more defensive posture served us well when the small-cap growth sector began to sputter this summer.1

As of September 30, 2004, the top five equity holdings in the Fund (as a percentage of net assets) were:2

Anteon International Corp.	2.2%
Waste Connections, Inc.	2.1%
Forward Air Corp.	1.9%
SFBC International, Inc.	1.8%
UTI Worldwide, Inc.	1.8%

We see selected buying opportunities in the near term

As we look into 2005, we are increasingly optimistic about the prospects for small-cap growth stocks.

The economy is slowing and energy costs are high, which may convince the Fed to not raise interest rates aggressively. Furthermore, if energy prices correct to more normal levels, as we believe they will, market conditions could be similar to those we saw in 1995, which was a very good year for small-cap growth stocks.

Consequently, we plan to start adding gradually to our information technology holdings. We are also looking to add some leaders in the consumer discretionary sector in the coming months.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Beta rating attempts to measure relative risk. A beta rating of higher than one indicates greater relative volatility than the market. A beta rating lower than one indicates lower volatility than the market.

[2]	Portfolio composition is as of September 30, 2004 and is subject to change.

BB&T SMALL COMPANY GROWTH FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which if reflected, would have lowered performance. Class C Shares were not in existence before 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the Russell 2000® Growth Index, an unmanaged index which is comprised of the securities in the Russell 2000® Index which have a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SPECIAL OPPORTUNITIES EQUITY FUND

PORTFOLIO MANAGER

George F. Shipp, CFA

The BB&T Special Opportunities Equity Fund is managed by George F. Shipp, CFA, chief investment officer of Scott & Stringfellow, Inc., subadvisor to the Fund. Mr. Shipp, who joined Scott & Stringfellow in 1982, holds a B.A. from the University of Virginia and an MBA from the Darden Graduate School of Business at the University of Virginia. Mr. Shipp is supported by an investment management team from Scott & Stringfellow, which includes Meghann A. Cohen; R. Griffith Jones, Jr.; and Farley C. Shiner, CPA. The team brings to the Fund more than three decades of combined investment management experience, along with a broad range of investing skills.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

PORTFOLIO MANAGERS’ PERSPECTIVE

“We aggressively pursue attractive opportunities wherever they can be found, limiting ourselves to neither a particular sector nor a single investing style. From a universe of 6,000 publicly traded companies, we build a concentrated portfolio that normally holds no more than 30 securities — blending relatively young growth stocks marked by above-average revenue and earnings growth, with larger, more-established value stocks that are out of favor for reasons we believe to be only temporary. This balanced approach enables us to act upon our investment team’s very best ideas and build a portfolio marked by diversification, above-average fundamentals and below-market risk characteristics.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 25.44% (Institutional Shares), compared to 13.86% for its benchmark, the S&P 500 Index. We were pleased to generate a positive return in all four quarters.

The Fund’s out-performance was due to fortunate stock selection

By that, we admit our bias against taking too seriously “top-down” forecasts of macroeconomic factors such as interest rate changes, currency fluctuations, GDP growth rates, or other imponderables. We build our portfolio one company at a time. The Fund, at its essence, is a stock-picker’s fund that attempts to assemble perceived above-average companies at below-average valuations.

Because we are not limited by investment style or market capitalization, we own both “value” and “growth” stocks; in fact, we’d assert our holdings have both characteristics. We have the flexibility to own both large and small-capitalization stocks, allowing us to search for the perceived best risk/reward opportunities, regardless of a company’s size.

We’re also relatively concentrated, with the portfolio owning between 25 and 30 names; as of September 30, 2004, the Fund held just 28 separate securities.1 That gives us the opportunity to beat the Market averages when we are more often “right” than wrong, but of course we should alert our shareholders to the alternative possibility.

Throughout the period, we had an overweighting in energy, which helped our performance. We identified a structural change in energy, fairly early in the game. Admittedly, we could not know that oil prices would climb to $50 a barrel, but looking back a year, we believed oil stocks were cheap based on then-prevailing commodity price quotes. Our domestic economy was growing, China’s rapid economic expansion pointed to its greater appetite for energy and, certainly in North America, a decades-long underinvestment in energy production was constricting supply.

We continue to own the same three energy stocks we’ve held for some time: Pioneer Natural Resources Co. (3.7% of the portfolio’s net assets), Apache Corp. (3.6%) and XTO Energy, Inc. (3.4%). We do not wish to overstay our welcome, but we believe demand for oil and natural gas continues to outstrip supply. Each of our companies has been able to expand reserves and production at well above-average rates, while materially strengthening their finances during the period of high prices.1

On the flip side, we were underweighted in technology stocks for the entire 12 months. This decision did not help our performance during the first half of the period, when tech stocks did well, but we avoided some of the sector’s broad decline in the spring and summer months. Because the economic upturn has fostered significant improvement in corporate America’s profitability and liquidity, we believe that, looking into 2005, business capital spending ought to remain relatively strong. Technology spending therefore may be poised to outgrow the consumer sector, prompting us to add storage software leader Veritas to the portfolio in July, after industry valuations became far more favorable.

As of September 30, 2004, the top five equity holdings in the Fund (as a percentage of net assets) were:1

Veritas Software Corp.	3.8%
Pioneer Natural Resources Co.	3.7%
Internet Security Systems, Inc.	3.7%
Manor Care, Inc.	3.7%
Markel Corp.	3.6%

We believe we are positioned to exploit future opportunities

We’ve consistently held a higher position in cash than the typical equity mutual fund. Part of this cash is due to much-appreciated inflows of new shareholder money that we tend to invest carefully, rather than automatically. We believe flexibility to take advantage of the stock market’s periodic dips is an under-appreciated asset. Shareholders should recognize that an above-average cash position can hurt our future relative performance, however, should we experience a sharply rising stock market.

We believe it is unlikely, now that the Fed is nudging short-term interest rates upward, given a backdrop of higher oil prices, that the economy accelerates over the next year. Our current portfolio positioning therefore tends to emphasize companies that may be able to prosper in a slower-growth environment.

We like to focus on themes that appear to transcend economic ups and downs. Notwithstanding negative headlines currently facing major pharmaceutical companies, healthcare continues to look like a growth business to us, driven by the aging of America. We are attempting to participate by owning a leading generic drug-maker, clinical lab, nursing and home health provider, managed care provider, and a specialty operator of cardiovascular hospitals. In a low-inflation world, we remain attuned to companies that enjoy a degree of pricing power. We believe “security” in all its forms is an investable trend. We remain at least as attracted to companies that are skilled users of ever-improving technology, as to those that make and sell it.

As always, we will go stock by stock, and build the portfolio from the bottom up—focusing on valuations, financial strength, underlying earnings growth, valuation, and dividends.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2004 and is subject to change.

BB&T SPECIAL OPPORTUNITIES EQUITY FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 index which is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGER

UBS Global Asset Management

The BB&T International Equity Fund is managed by a team of portfolio managers at UBS Global Asset Management, subadviser to the Fund. Key team members include Bruno Bertocci, executive director and global portfolio manager; Thomas P. Madsen, CFA, managing director and global head of equities; and Lydia J. Miller, managing director and global portfolio manager. Mr. Bertocci received a B.A. degree from Oberlin College and an M.B.A. from the Harvard Graduate School of Business and has 24 years of investing experience. Mr. Madsen earned B.B.A. and M.S. degrees from the University of Wisconsin and also has 24 years of investing experience. Ms. Miller earned a B.S. from the Pennsylvania State University and an M.B.A. from the University of Chicago, and brings 18 years of investing experience to the team.

INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

PORTFOLIO MANAGERS’ PERSPECTIVE

“Our investment philosophy focuses on a stock’s price, relative to its intrinsic (or fundamental) value. We identify discrepancies between a security’s intrinsic value and its observed market price—both across and within global equity markets. We attempt to exploit these discrepancies using a disciplined fundamental approach. Our research teams evaluate companies in their markets around the world and assign relative price /value rankings based on the present value of each company’s expected future cash flows. Our equity strategy team utilizes a global network of resources to systematically develop portfolio strategy in the context of integrated global capital markets. Currency strategies are developed separately and coordinated with country allocations. The result is a diversified portfolio of international stocks that we believe could provide solid, long-term performance while potentially managing risk.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 19.48% (Institutional Shares), compared to 22.08% for its benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (the “MSCI EAFE”).

The majority of underperformance relative to the EAFE index occurred in the consumer discretionary sector. This was driven by durables and media, where we have been underweight the auto sector and have been overweight more traditional media versus internet-reltaed media.

We have focused on selected stocks in all regions

Throughout the period, economic growth abroad was pretty strong, though parts of Continental Europe seemed to struggle. Germany, in particular, continued to have a rough time economically. China, which has been a huge economic story for some time, also is starting to show slower growth.

Our underweighting in Japan is due to that country’s dependence on China, and our feeling that Japanese companies will feel the pinch from China’s slowdown. That’s not to say we’re not investing in Japan, but we prefer companies with strong international presences, such as Honda Motor Co. Ltd (2.0% of the portfolio’s net assets), Canon, Inc. (1.7%) and Kao Corp. (1.2%); these are companies that should benefit from a global recovery.1

We are overweighted in the United Kingdom, not because of a macro view that the U.K. is a particularly productive place to be, but because we are finding some attractively valued stocks there. We like a lot of the banking stocks, particularly Royal Bank of Scotland Group PLC (2.7%) and Barclays PLC (2.1%). We’re also drawn to a lot of the consumer staple stocks, which were ignored during the bull market of 2003 and early 2004. Some of our favorites in this sector are Diageo PLC (2.2%), which produces premium alcoholic beverages; retailer Tesco, PLC (1.7%); and Kingfisher PLC (1.3%), which owns home improvement stores. These companies are fundamentally solid and they shouldn’t be too adversely affected by what we perceive to be the U.K.’s overleveraged consumers.1

As of September 30, 2004, 39.0% of the Fund’s holdings (as a percentage of net assets) was invested in Continental Europe, 33.6% in the Great Britain, 18.7% in Japan, 3.6% in other Pacific Basin countries, 3.4% in the world’s emerging markets and 1.7% in cash and cash equivalents.1

The Fund’s top five equity holdings (as a percentage of net assets) were:1

Vodafone Group PLC	3.5%
BP PLC	3.0%
Total SA	2.8%
Royal Bank of Scotland Group PLC	2.7%
Shell Transportation & Trading Co. PLC	2.6%

We favor telecom in the months ahead

Looking out six to 12 months, on a sector basis we like telecommunications stocks a lot — that is, companies that provide telecom services, not telecom equipment. There has been some concern about pricing pressure government regulation in the telecom sector and many good stocks have been hit pretty hard.

We think the selling has been overdone; the stocks we like appear to be selling below their intrinsic value. Some of our favorite names in this area are Vodafone Group PLC (3.5%), NTT DoCoMo, Inc. (1.7%) and France Telecom SA (1.3%).1

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2004 and is subject to change.

BB&T INTERNATIONAL EQUITY FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund is measured against the MSCI EAFE Index, an unmanaged index which is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SHORT U.S. GOVERNMENT FUND

PORTFOLIO MANAGER

Kevin E. McNair, CFA

The BB&T Short U.S. Government Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a B.A. in Economics from the University of North Carolina-Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes R. Ron Elmer, CFA, CPA, CFP™; Brad D. Eppard, CFA; David T. Johnson; Robert E. Millikan, CFA; Michael D. Nichols, CFA; and Dickinson B. Phillips, CFP™. The team brings to the Fund nine decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

PORTFOLIO MANAGERS’ PERSPECTIVE

“This high-quality bond fund is geared toward investors looking for current income to meet their short-term needs, with limited fluctuations in principal. We seek to provide value by rotating among different sectors of the taxable, fixed-income market — Treasuries, mortgage-backed securities, agency paper and corporate debt — purchasing securities that offer the most potential for relative outperformance, and limiting movements in the portfolio’s duration within a relatively tight range.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 0.96% (Institutional Shares), compared to 1.31% for its benchmark, the Merrill Lynch 1-5 Year U.S. Treasury Index.

Short-term rates climbed sharply

While yields on intermediate- and long-term bonds barely budged for the full period, short-term yields rose significantly; the two-year Treasury note’s yield was up 115 basis points (1.15%). This increase was attributable to improving economic growth and to an expectation that the Fed would begin hiking up the fed funds target rate at the front end of the yield curve. In fact, the Fed did start raising rates this past June, but the market factored in such moves earlier in the period.

The rise in short-term rates certainly impacted the Fund, which operates in the short end of the yield curve. The sharply higher rates pressured bond prices—rates and prices move in opposite directions—and presented a continuous challenge throughout the period.

In response, we maintained a duration (interest-rate sensitivity) shorter than our benchmark’s, and therefore, more defensive. We also emphasized “spread product”: securities other than basic Treasuries that offer higher yields. For example, we were overweighted in callable agency securities. Because these securities can be “called away,” or redeemed by the issuer before maturity, they are sold with a yield premium. But in a rising-rate environment, early redemption isn’t likely, and we believe we can pick up the extra yield with little “call risk.”1

As of September 30, 2004, the effective duration of the Short U.S. Government Fund was 1.66. Approximately 43.0% of the portfolio (as a percentage of net assets) was invested in U.S. government agency securities, 30.7% in mortgage-backed securities, 13.8% in securities issued by the U.S. Treasury, 7.8% in corporate debt, 1.5% in municipal debt and 3.0% in cash and cash equivalents. The portfolio’s average credit quality was Aaa (as rated by Moody’s).1,2

We believe the economy is on solid footing

Looking ahead, we’re still positive on the economy. Even though job growth has not been extremely strong, the unemployment rate has fallen during the last year. We’re also seeing increases in such data as personal income and wages, which is constructive for consumer spending. Business spending has been picking up, which also bodes well for the economy.

So we’re anticipating sustained economic growth

That said, we believe interest rates could continue to rise, and we’re structuring the portfolio to take into account higher rates over the next six to 12 months.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Portfolio composition is as of September 30, 2004 and is subject to change.

[2]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T SHORT U.S. GOVERNMENT FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Merrill Lynch 1-5 Year U.S. Treasury Index, an unmanaged index which measures the performance of U.S. Government bonds in that maturity range. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T INTERMEDIATE U.S. GOVERNMENT FUND

PORTFOLIO MANAGER

Brad D. Eppard, CFA

The BB&T Intermediate U.S. Government Fund is managed by Brad D. Eppard, CFA. Mr. Eppard received a B.S. in Business Administration/Accounting from Radford University and has been managing investors’ money since 1986. Mr. Eppard is supported by the BB&T Fixed Income Portfolio Management Team, which includes R. Ron Elmer, CFA, CPA, CFP™; David T. Johnson; Kevin E. McNair, CFA; Robert F. Millikan, CFA; Michael D. Nichols, CFA; and Dickinson B. Phillips, CFP™. The team brings to the Fund nine decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

PORTFOLIO MANAGERS’ PERSPECTIVE

“This high-quality bond fund should be attractive to investors seeking to capture the total return available from intermediate-term U.S. government bonds. Our process attempts to identify those securities and sectors that are most attractively priced and offer the best potential for relative outperformance. We seek to provide value by strategically investing along the yield curve and rotating among sectors—Treasuries, mortgage-backed securities, agency paper and corporate debt—while keeping movements in the portfolio’s duration within a relatively tight range.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 1.56% (Institutional Shares), compared to 3.44% for its benchmark, the Lehman Brothers U.S. Government/Mortgage Bond Index.

Mortgage-backed securities were among the best performing sectors during the period. Although we had a significant weighting in this security sector, we were underweight relative to our benchmark. Thus, this differential was a primary cause for funds relative underperformance to its benchmark.

Various factors conspired to keep returns low

Entering the period, we expected a couple of things: first, interest rates would rise across the board; and second, short-term rates would move up faster than longer rates, thereby flattening the yield curve.

The yield curve did flatten during our fiscal year, but we were somewhat surprised to see intermediate- and long-term rates rise hardly at all. The 10-year Treasury Note yield rose just 18 basis points (0.18%), while the 30-year Treasury Bond ticked up by just a single basis point (0.01%) — though there was considerable volatility at various times within the period.

Another significant factor that had an impact on the bond market was the release of data pointing to a strengthening economy. Stronger data often precedes rising inflation, and while inflation in general remained under control, the specter of higher prices—energy costs certainly spiked up in our last fiscal quarter—dampened bonds across sectors and maturities.

Further, the Fed did reverse field and began to raise short-term raises over the summer. While a fed funds rate of 1.75% (at the end of our period) is not high by historical standards, the prospect of a less-accommodating Fed did not make fixed-income investors overly optimistic.

The Fund’s performance was helped somewhat by periodic “flights to quality,” when particularly bad news abroad or concerns over terrorism led investors to seek the relatively safety and stability of Treasury securities.

As of September 30, 2004, the effective duration of the Intermediate U.S. Government Fund was 3.37.1 Approximately 39.2% of the portfolio (as a percentage of net assets) was invested in U.S. government agency securities, 36.6% in mortgage-backed securities, 14.4% in securities issued by the U.S. Treasury, 9.2% in corporate debt securities and 0.1% in cash and cash equivalents. The portfolio’s average credit quality was Aaa (as rated by Moody’s).2,3

Bonds are likely to tread water for a while

Our approach is to move cautiously and gradually in all of our bond portfolios; during the last 12 months, we shortened the Fund’s duration, but did so slowly.

Looking ahead, we intend to remain modestly defensive, as we believe rates are more likely to rise gradually than to decline, and an overly aggressive stance could prove costly. At the same time, we are going to take steps to enhance income where we can. The agency sector is one of our favorites, and we believe we could boost the Fund’s yield through callable agency securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2004 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T INTERMEDIATE U.S. GOVERNMENT FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

[3]	Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, would have lowered performance. Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, would have lowered performance.

The Fund is measured by the Lehman Brothers U.S. Government/Mortgage Bond Index an unmanaged index which is widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years, and agency mortgage backed securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T INTERMEDIATE CORPORATE BOND FUND

PORTFOLIO MANAGER

Brad D. Eppard, CFA

The BB&T Intermediate Corporate Bond Fund is managed by Brad D. Eppard, CFA. Mr. Eppard graduated from Radford University, where he received a B.S. in Business Administration/Accounting. Mr. Eppard is supported by the BB&T Fixed Income Portfolio Management Team, which includes R. Ron Elmer, CFA, CPA, CFP™; David T. Johnson; Kevin E. McNair, CFA; Robert E. Millikan, CFA; Michael D. Nichols, CFA; and Dickinson B. Phillips, CFP™. The team brings to the Fund nine decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The majority of the issues we hold are intermediate-term, investment-grade corporate bonds. We expect this type of portfolio to generate more income than is available from short-term corporate securities or from intermediate U.S. government securities. At the same time, this is not a pure income fund with minimal price fluctuations. Because we also pursue long-term capital gains, the Fund will experience short-term volatility from time to time. However, with volatility comes the opportunity to produce an attractive total return, in addition to a relatively generous yield. Therefore, we believe the Fund can benefit both income investors and long-term growth investors seeking to balance the equity portions of their individual portfolios.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 3.47% (Institutional Shares), compared to 4.44% for its benchmark, the Lehman Brothers U.S. Credit Index.

Spreads between corporate and Treasury securities contracted

As we began our fiscal year, corporate securities offered significantly higher yield “spreads” over Treasuries, and we positioned the Fund to take advantage of this disparity. As the period unfolded, these spreads narrowed significantly, and lower-quality, investment-grade debt didn’t appear to offer adequate yield for the additional risk. In response, we gradually raised the quality of the portfolio, while moderately shortening its average life and duration. We should note that this narrowing of spreads added to the Fund’s underperformance.

The bond market in general reacted to data pointing to a strengthening economy. Stronger data often precedes rising inflation, and while inflation in general remained under control, the specter of higher prices—energy costs certainly spiked up in our last fiscal quarter—dampened bonds across sectors and maturities.

Further, the Fed reversed field and began to raise short-term raises over the summer. While a fed funds rate of 1.75% (at the end of our period) is not high by historical standards, the prospect of a less-accommodating Fed did not make fixed-income investors overly optimistic.

Still, buoyed by relatively higher yields, corporate bonds outperformed Treasury securities.

As of September 30, 2004, the Fund’s effective duration was 4.59.1 Approximately 86.6% of the portfolio (as a percentage of net assets) was invested in corporate obligations, 9.4% in U.S. Treasury and agency securities, 0.8% in real estate investment trust securities and 2.3% in cash and cash equivalents. The Fund’s average credit quality was A3 (as rated by Moody’s).2,3

We don’t anticipate dramatic economic activity

Looking ahead, we’re probably not as optimistic about the economy as we were a year ago. It’s not that we believe the economy is going to tank, but it’s more likely to just bump along for awhile. Growth could continue, but we don’t think we’ll see the growth spurts of the last 12 months.

In uncertain environments, an emphasis on high-quality securities, which is always a favorite theme of ours, could best serve our shareholders’ interests. As we move into 2005, we also might modify our yield curve structure, especially if the Fed stops raising rates.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2004 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T INTERMEDIATE CORPORATE BOND FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[3]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

The Fund is measured against the Lehman Brothers U.S. Credit Index, an unmanaged index which is generally representative of fixed-rate, non-convertible domestic corporate debt securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T KENTUCKY INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Kentucky Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes R. Ron Elmer, CFA, CPA, CFP™; Brad D. Eppard, CFA; David’ T. Johnson; Kevin E. McNair, CFA; Michael D. Nichols, CFA; and Dickinson B. Phillips, CFP™. The team brings to the Fund nine decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for Kentucky residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 2.61% (Institutional Shares), compared to 3.32% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

Our defensive position hurt us as 10-year municipal yields actually fell 12 basis points (0.12%) for the year instead of rising. A shorter duration position also hurt from an income standpoint as shorter bonds yield less than longer ones.

The municipal market was unusually volatile

Interest rates are a key driver in the fixed-income market. During the period, there was significant volatility among intermediate-term rates, which required us to remain alert and nimble. Despite a range of 75 basis points (0.75%) at the end of our fiscal year 10-year municipal yields showed little net movement, falling just 12 basis points (0.12%).

Outside the interest-rate sphere, questions about the economy’s strength and ability to sustain growth led many people to fixed-income securities for their perceived safety and stability. Concerns over potential terrorist attacks also made bonds more attractive than stocks at certain times during the period. Further, because the yield curve was extremely steep and cash instruments offered very poor rates, some investors turned to bonds for their higher yields.

One new trend in the municipal bond arena over the last few years has been the heavy involvement of large hedge funds and arbitrageurs in municipal securities. Consequently, volatility in the municipal market, which normally is much quieter than the Treasury market, has picked up considerably.

Unlike arbitrage players, we are not gamblers. Still, the upswing in activity demands that we not completely ignore short-term momentum when buying securities with our long-term approach. This is one area where we add value to our relationship with shareholders, since most individual investors would find it difficult to keep a close eye on market activity.

As of September 30, 2004, 95.0% of the Fund’s bond holdings were debt instruments issued by government entities in Kentucky, and 0.8% were securities issued in Puerto Rico. Approximately 70.1% was invested in revenue bonds, 17.5% in pre-refunded securities, 4.8% in general obligation bonds, 4.4% escrowed to maturity and 3.2% in cash and cash equivalents.

The effective duration of the portfolio was 4.501 and the average credit quality was Aa1 (as rated by Moody ‘s).2,3

Municipals could outperform Treasuries

One constant we see in most geographic areas is that tax receipts are coming in higher than expected, which means that the need for new issuance to fund future projects is declining. Most municipalities have taken advantage of refunding opportunities at low rates, and we don’t expect to see a pickup in refundings for the foreseeable future. As a result, we expect to see less supply in the coming months, which should be positive for existing municipal securities.

Over the next six to 12 months, we believe municipal bonds could outperform Treasury securities of like maturities. The combination of rising interest rates and dwindling supply may help municipals perform relatively well in the coming year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2004 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T KENTUCKY INTERMEDIATE TAX-FREE FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T MARYLAND INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Maryland Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes R. Ron Elmer, CFA, CPA, CFP™; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; Michael D. Nichols, CFA; and Dickinson B. Phillips, CFP™. The team brings to the Fund nine decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for Maryland residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 2.52% (Institutional Shares), compared to 3.32% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

Our defensive position hurt us as 10-year municipal yields actually fell 12 basis points (0.12%) for the year instead of rising. A shorter duration position also hurt from an income standpoint as shorter bonds yield less than longer ones.

The municipal market was unusually volatile

Interest rates are a key driver in the fixed-income market. During the period, there was significant volatility among intermediate-term rates, which required us to remain alert and nimble. Despite a range of 75 basis points (0.75%) at the end of our fiscal year 10-year municipal yields showed little net movement, falling just 12 basis points (0.12%).

Outside the interest-rate sphere, questions about the economy’s strength and ability to sustain growth led many people to fixed-income securities for their perceived safety and stability. Concerns over potential terrorist attacks also made bonds more attractive than stocks at certain times during the period. Further, because the yield curve was extremely steep and cash instruments offered very poor rates, some investors turned to bonds for their higher yields.

One new trend in the municipal bond arena over the last few years has been the heavy involvement of large hedge funds and arbitrageurs in municipal securities. Consequently, volatility in the municipal market, which normally is much quieter than the Treasury market, has picked up considerably.

Unlike arbitrage players, we are not gamblers. Still, the upswing in activity demands that we not completely ignore short-term momentum when buying securities with our long-term approach. This is one area where we add value to our relationship with shareholders, since most individual investors would find it difficult to keep a close eye on market activity.

As of September 30, 2004, 95.6% of the Fund’s holdings were debt instruments issued by government entities in Maryland, and 1.3% were securities issued in Puerto Rico. Approximately 59.3% was invested in general obligation bonds, 27.6% in revenue bonds, 6.2% in pre-refunded securities, 1.6% escrowed to maturity, 1.1% in certificates of participation and 4.2% in cash and cash equivalents. The effective duration of the portfolio was 4.671 and the average credit quality was Aa1 (as rated by Moody’s).2,3

Municipals could outperform Treasuries

One constant we see in most geographic areas is that tax receipts are coming in higher than expected, which means that the need for new issuance to fund future projects is declining. Most municipalities have taken advantage of refunding opportunities at low rates, and we don’t expect to see a pickup in refundings for the foreseeable future. As a result, we expect to see less supply in the coming months, which should be positive for existing municipal securities.

Over the next six to 12 months, we expect municipal bonds to outperform Treasury securities of like maturities. The combination of rising interest rates and dwindling supply should help municipals perform relatively well in the coming year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2004 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T MARYLAND INTERMEDIATE TAX-FREE FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T North Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes R. Ron Elmer, CFA, CPA, CFP™; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; Michael D. Nichols, CFA; and Dickinson B. Phillips, CFP™. The team brings to the Fund more than nine decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for North Carolina residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 2.15% (Institutional Shares), compared to 3.32% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

Our defensive position hurt us as 10-year municipal yields actually fell 12 basis points (0.12%) for the year instead of rising. A shorter duration position also hurt from an income standpoint as shorter bonds yield less than longer ones.

The municipal market was unusually volatile

Interest rates are a key driver in the fixed-income market. During the period, there was significant volatility among intermediate-term rates, which required us to remain alert and nimble. Despite a range of 75 basis points (0.75%) at the end of our fiscal year 10-year municipal yields showed little net movement, falling just 12 basis points (0.12%).

Outside the interest-rate sphere, questions about the economy’s strength and ability to sustain growth led many people to fixed-income securities for their perceived safety and stability. Concerns over potential terrorist attacks also made bonds more attractive than stocks at certain times during the period. Further, because the yield curve was extremely steep and cash instruments offered very poor rates, some investors turned to bonds for their higher yields.

One new trend in the municipal bond arena over the last few years has been the heavy involvement of large hedge funds and arbitrageurs in municipal securities. Consequently, volatility in the municipal market, which normally is much quieter than the Treasury market, has picked up considerably.

Unlike arbitrage players, we are not gamblers. Still, the upswing in activity demands that we not completely ignore short-term momentum when buying securities with our long-term approach. This is one area where we add value to our relationship with shareholders, since most individual investors would find it difficult to keep a close eye on market activity.

As of September 30, 2004, 100% of the Fund’s bond holdings were debt instruments issued by government entities in North Carolina. Approximately 48.9% was invested in revenue bonds, 22.2% in general obligation bonds, 11.6% in pre-refunded securities, 10.7% escrowed to maturity, 4.7% in certificates of participation and 1.9% in cash and cash equivalents. The effective duration of the portfolio was 4.721 and the average credit quality was Aa1 (as rated by Moody’s).2,3

Municipals could outperform Treasuries

One constant we see in most geographic areas is that tax receipts are coming in higher than expected, which means that the need for new issuance to fund future projects is declining. Most municipalities have taken advantage of refunding opportunities at low rates, and we don’t expect to see a pickup in refundings for the foreseeable future. As a result, we expect to see less supply in the coming months, which should be positive for existing municipal securities.

Over the next six to 12 months, we expect municipal bonds to outperform Treasury securities of like maturities. The combination of rising interest rates and dwindling supply should help municipals perform relatively well in the coming year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2004 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T South Carolina Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes R. Ron Elmer, CFA, CPA, CFP™; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; Michael D. Nichols, CFA; and Dickinson B. Phillips, CFP™. The team brings to the Fund nine decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for South Carolina residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 2.77% (Institutional Shares), compared to 3.32% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

Our defensive position hurt us as 10-year municipal yields actually fell 12 basis points (0.12%) for the year instead of rising. A shorter duration position also hurt from an income standpoint as shorter bonds yield less than longer ones.

The municipal market was unusually volatile

Interest rates are a key driver in the fixed-income market. During the period, there was significant volatility among intermediate-term rates, which required us to remain alert and nimble. Despite a range of 75 basis points (0.75%) at the end of our fiscal year 10-year municipal yields showed little net movement, falling just 12 basis points (0.12%).

Outside the interest-rate sphere, questions about the economy’s strength and ability to sustain growth led many people to fixed-income securities for their perceived safety and stability. Concerns over potential terrorist attacks also made bonds more attractive than stocks at certain times during the period. Further, because the yield curve was extremely steep and cash instruments offered very poor rates, some investors turned to bonds for their higher yields.

One new trend in the municipal bond arena over the last few years has been the heavy involvement of large hedge funds and arbitrageurs in municipal securities. Consequently, volatility in the municipal market, which normally is much quieter than the Treasury market, has picked up considerably.

Unlike arbitrage players, we are not gamblers. Still, the upswing in activity demands that we not completely ignore short-term momentum when buying securities with our long-term approach. This is one area where we add value to our relationship with shareholders, since most individual investors would find it difficult to keep a close eye on market activity.

As of September 30, 2004, 100% of the Fund’s bond holdings were debt instruments issued by government entities in South Carolina. Approximately 51.0% was invested in revenue bonds, 40.8% in general obligation bonds, 4.3% in pre-refunded securities, 2.5% escrowed to maturity and 1.4% in cash and cash equivalents. The effective duration of the portfolio was 4.641 and the average credit quality was Aa1 (as rated by Moody’s).2,3

Municipals could outperform Treasuries

One constant we see in most geographic areas is that tax receipts are coming in higher than expected, which means that the need for new issuance to fund future projects is declining. Most municipalities have taken advantage of refunding opportunities at low rates, and we don’t expect to see a pickup in refundings for the foreseeable future. As a result, we expect to see less supply in the coming months, which should be positive for existing municipal securities.

Over the next six to 12 months, we expect municipal bonds to outperform Treasury securities of like maturities. The combination of rising interest rates and dwindling supply should help municipals perform relatively well in the coming year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2004 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. Mr. Millikan has been managing investors’ money since 1990. He is supported by the BB&T Fixed Income Portfolio Management Team, which includes R. Ron Elmer, CFA, CPA, CFP™; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; Michael D. Nichols, CFA; and Dickinson B. Phillips, CFP™. The team brings to the Fund nine decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for Virginia residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 2.29% (Institutional Shares), compared to 3.32% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

Our defensive position hurt us as 10-year municipal yields actually fell 12 basis points (0.12%) for the year instead of rising. A shorter duration position also hurt from an income standpoint as shorter bonds yield less than longer ones.

The municipal market was unusually volatile

Interest rates are a key driver in the fixed-income market. During the period, there was significant volatility among intermediate-term rates, which required us to remain alert and nimble. Despite a range of 75 basis points (0.75%) at the end of our fiscal year 10-year municipal yields showed little net movement, falling just 12 basis points (0.12%).

Outside the interest-rate sphere, questions about the economy’s strength and ability to sustain growth led many people to fixed-income securities for their perceived safety and stability. Concerns over potential terrorist attacks also made bonds more attractive than stocks at certain times during the period. Further, because the yield curve was extremely steep and cash instruments offered very poor rates, some investors turned to bonds for their higher yields.

One new trend in the municipal bond arena over the last few years has been the heavy involvement of large hedge funds and arbitrageurs in municipal securities. Consequently, volatility in the municipal market, which normally is much quieter than the Treasury market, has picked up considerably.

Unlike arbitrage players, we are not gamblers. Still, the upswing in activity demands that we not completely ignore short-term momentum when buying securities with our long-term approach. This is one area where we add value to our relationship with shareholders, since most individual investors would find it difficult to keep a close eye on market activity.

As of September 30, 2004, 100% of the Fund’s bond holdings were debt instruments issued by government entities in Virginia. Approximately 49.2% was invested in revenue bonds, 39.3% in general obligation bonds, 8.2% in pre-refunded securities and 3.3% in cash and cash equivalents. The effective duration of the portfolio was 4.511 and the average credit quality was Aa1 (as rated by Moody’s).2,3

Municipals could outperform Treasuries

One constant we see in most geographic areas is that tax receipts are coming in higher than expected, which means that the need for new issuance to fund future projects is declining. Most municipalities have taken advantage of refunding opportunities at low rates, and we don’t expect to see a pickup in refundings for the foreseeable future. As a result, we expect to see less supply in the coming months, which should be positive for existing municipal securities.

Over the next six to 12 months, we expect municipal bonds to outperform Treasury securities of like maturities. The combination of rising interest rates and dwindling supply should help municipals perform relatively well in the coming year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2004 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND

Post performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

PORTFOLIO MANAGER

Robert F. Millikan, CFA

The BB&T West Virginia Intermediate Tax-Free Fund is managed by Robert F. Millikan, CFA, Director of Fixed Income Management for BB&T Asset Management, Inc. Mr. Millikan received a B.A. in Economics from Wake Forest University, and is a past president of the North Carolina Society of Financial Analysts and chairman of the board of directors of the Carolinas Municipal Advisory Council. R. Ron Elmer, CFA, CPA, CFP™; Brad D. Eppard, CFA; David T. Johnson; Kevin E. McNair, CFA; Michael D. Nichols, CFA; and Dickinson B. Phillips, CFP™. The team brings to the Fund nine decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Because the Fund is non-diversified and invests primarily in Kentucky municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of Kentucky municipal securities. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal. The Fund’s income may be subject to certain state and local taxes and, depending on a investors tax status, to the Federal alternative minimum tax.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The goal of this Fund is to maximize total return while providing high current income that is exempt from both federal and state income taxes (the latter for West Virginia residents). We are municipal bond value investors. We compare the historical relationships among sectors of the municipal market—such as general obligation bonds, revenue bonds and certificate of participation bonds—and allocate greater portions of our assets to sectors that offer the best relative value. The Fund focuses on intermediate-term securities, maintaining an average duration between 3.5 and 8.0, which historically have offered investors the highest-possible yield for the given level of risk.”

For the 12 months ended September 30, 2004, the Fund produced a total return of 2.76% (Institutional Shares), compared to 3.32% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

Our defensive position hurt us as 10-year municipal yields actually fell 12 basis points (0.12%) for the year instead of rising. A shorter duration position also hurt from an income standpoint as shorter bonds yield less than longer ones.

The municipal market was unusually volatile

Interest rates are a key driver in the fixed-income market. During the period, there was significant volatility among intermediate-term rates, which required us to remain alert and nimble. Despite a range of 75 basis points (0.75%) at the end of our fiscal year 10-year municipal yields showed little net movement, falling just 12 basis points (0.12%).

Outside the interest-rate sphere, questions about the economy’s strength and ability to sustain growth led many people to fixed-income securities for their perceived safety and stability. Concerns over potential terrorist attacks also made bonds more attractive than stocks at certain times during the period. Further, because the yield curve was extremely steep and cash instruments offered very poor rates, some investors turned to bonds for their higher yields.

One new trend in the municipal bond arena over the last few years has been the heavy involvement of large hedge funds and arbitrageurs in municipal securities. Consequently, volatility in the municipal market, which normally is much quieter than the Treasury market, has picked up considerably.

Unlike arbitrage players, we are not gamblers. Still, the upswing in activity demands that we not completely ignore short-term momentum when buying securities with our long-term approach. This is one area where we add value to our relationship with shareholders, since most individual investors would find it difficult to keep a close eye on market activity.

As of September 30, 2004, 100% of the Fund’s bond holdings were debt instruments issued by government entities in West Virginia. Approximately 74.7% was invested in revenue bonds, 19.1% in general obligation bonds, 5.1% escrowed to maturity and 1.1% in cash and cash equivalents. The effective duration of the portfolio was 4.661 and the average credit quality was Aa1 (as rated by Moody’s).2,3

Municipals could outperform Treasuries

One constant we see in most geographic areas is that tax receipts are coming in higher than expected, which means that the need for new issuance to fund future projects is declining. Most municipalities have taken advantage of refunding opportunities at low rates, and we don’t expect to see a pickup in refundings for the foreseeable future. As a result, we expect to see less supply in the coming months, which should be positive for existing municipal securities.

Over the next six to 12 months, we expect municipal bonds to outperform Treasury securities of like maturities. The combination of rising interest rates and dwindling supply should help municipals perform relatively well in the coming year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

[1]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[2]	Portfolio composition is as of September 30, 2004 and is subject to change.

[3]	Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[2]	Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index, which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T PRIME MONEY MARKET FUND

PORTFOLIO MANAGER

Federated Investment Management Company

The BB&T Prime Money Market Fund is managed by a team from Federated Investment Management Company, subadvisor to the Fund. The team is comprised of Deborah A. Cunningham, CFA (senior portfolio manager), Paige Wilhelm (co-portfolio manager), William Jamison, Natalie F. Metz, Mary Ellen Tesla and Mark F. Weiss, CFA, and a group of eight money-market traders. On average, team members bring more than a decade of investment management experience to the Fund, with specialization in money market portfolio management and credit analysis.

INVESTMENT CONCERNS

Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The Fund’s key objective is to provide high current income while maintaining the stability of our investors’ principal. We also strive to deliver higher income than would be expected from a government money-market fund. To achieve these goals, we employ a ‘barbell’ maturity structure, utilizing floating-rate positions at the very short end of the yield curve and buying longer-term debt with maturities in the range of six to 13 months. We find that this strategy can enable us to remain nimble in a market that is driven, sometimes with challenging volatility, by interest-rate activity.”

Yields began to rise in the last six months

Through the first half of our fiscal year, we saw flat, short-term interest rates, kept low by an historically low Fed Funds rate of 1 percent. In June, the Fed began to raise rates, but even before then, anticipating Fed action, short-term market rates began to climb.

With the yield curve beginning to steepen, short-term rates became nominally more attractive in the second half of our reporting period, though the Funds’ returns for the full 12 months were low by historical standards - reflecting trends in the entire money market sector.

Low rates, while generally positive for many types of fixed-income securities, are not positive for money market investors, and the funds’ managers actively sought to generate competitive yields, while remaining focused on quality and stability. Our efforts did not go unrewarded, as yields picked up appreciably in the second half of our fiscal year.

As of September 30, 2004, 39.5% of the BB&T Prime Money Market Fund’s portfolio (as a percentage of net assets) was invested in variable rate instruments, 23.5% in commercial paper, 17.0% in corporate bonds, 7.3% in certificates of deposit, 6.5% in repurchase agreements, 4.8% in U.S. government agency securities and 1.4% in municipal bonds. The average days to maturity of the Fund’s holdings was 47 days, and the average portfolio short-term credit quality was A-1/P-1 (as rated by the NAIC).1,2

[1]	Portfolio composition is as of September 30, 2004, and is subject to change.

[2]	NAIC Approved. The NAIC allows an insurance company to reclassify its money market funds that were classified as Schedule D and rescheduled as Schedule DA part 1. Standard and Poor’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T U.S. TREASURY MONEY MARKET FUND

PORTFOLIO MANAGER

Kevin E. McNair, CFA

The BB&T U.S. Treasury Money Market Fund is managed by Kevin E. McNair, CFA. Mr. McNair received a B.A. in Economics from the University of North Carolina at Chapel Hill and a Master’s of Economics from North Carolina State University, and has been managing investors’ money since 1994. Mr. McNair is supported by the BB&T Fixed Income Portfolio Management Team, which includes R. Ron Elmer, CFA, CPA, CFP™; Brad D. Eppard, CFA; David T. Johnson; Robert E. Millikan, CFA; Michael D. Nichols, CFA; and Dickinson B. Phillips, CFP™. The team brings to the Fund nine decades of combined investment management experience, along with a broad range of specialized skills encompassing a cross-section of fixed-income sectors.

INVESTMENT CONCERNS

Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The Fund is designed for investors who seek current income, liquidity and stability, but with an added measure of safety offered by a portfolio that invests exclusively in U.S. Government securities. We have found that conservatively laddering the portfolio with Treasury securities and overnight repurchase agreements allows us to take advantage of higher yields along the yield curve. Laddering also provides us with the flexibility to react swiftly to changes in government policy, which can affect money market instruments. An added benefit is the state and local tax exemption provided by the income earned on the portfolio’s Treasury securities. Tax-exempt income boosts the Fund’s after-tax yields for investors, especially those who live in high-tax states.”

Yields began to rise in the last six months

Through the first half of our fiscal year, we saw flat, short-term interest rates, kept low by an historically low Fed Funds rate of 1 percent. In June, the Fed began to raise rates, but even before then, anticipating Fed action, short-term market rates began to climb.

With the yield curve beginning to steepen, short-term rates became nominally more attractive in the second half of our reporting period, though the Funds’ returns for the full 12 months were low by historical standards—reflecting trends in the entire money market sector.

Low rates, while generally positive for many types of fixed-income securities, are not positive for money market investors, and the funds’ managers actively sought to generate competitive yields, while remaining focused on quality and stability. Our efforts did not go unrewarded, as yields picked up appreciably in the second half of our fiscal year.

As of September 30, 2004 55.6% of the BB&T U.S. Treasury Money Market Fund’s portfolio (as a percentage of net assets) was invested in repurchase agreements, 32.5% in U.S. Treasury Notes and 11.9% in U.S. Treasury Bills. The average days to maturity of the Fund’s holdings was 46 days, and the average credit quality was AAA (as rated by Standard & Poor’s).1,2

[1]	Portfolio composition is as of September 30, 2004, and is subject to change.

[2]	Standard and Poor’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER FUNDS

PORTFOLIO MANAGER

The BB&T Capital Manager Funds are managed by the BB&T Balanced Portfolio Management Team, which includes Eric Farls, CFA; Paige C. Henderson, CFA, CPA; Richard B. Jones, CFA; Robert F. Millikan, CFA; and Jeffrey J. Schappe, CFA. The team brings to the Fund eight decades of combined investment management experience, along with a broad range of specialized skills encompassing value stocks, growth stocks and fixed-income securities.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

PORTFOLIO MANAGERS’ PERSPECTIVE

“The great appeal, and principal benefit, of all of our Capital Manager Funds is that, by investing in underlying portfolios of multiple BB&T Funds, they are very broadly diversified among various, distinct asset classes and sectors. This enables investors who might be overwhelmed by the challenges of staying abreast of the financial markets, to take advantage of active professional management. We constantly monitor events in stock and bond markets in all domestic sectors and around the world, and we periodically rebalance each Capital Manager Fund back to predetermined allocation targets. With the Capital Manager Equity Fund, for example, nearly all of our assets normally will be invested in stock funds, but the precise composition of the portfolio will be based on prevailing market conditions.”

Capital Manager Conservative Growth Fund

Capital Manager Moderate Growth Fund

Capital Manager Growth Fund

Capital Manager Equity Fund

We emphasized stocks over bonds throughout the year.

While the bond market showed some strength in isolated patches during the period, bond returns in general were on the weak side. Stocks, on the other hand, displayed their usual volatility, but delivered much higher returns than bonds for the fiscal year as a whole. Consequently, our decision to maintain a full allocation to equities in each of our four Capital Manager Funds proved to be astute. As would be expected in such an environment, our more aggressive funds provided higher returns than our more conservative funds.

What drove the markets were a number of complementary factors: an accommodating stance by the Federal Reserve, which left short-term interest rates at historical lows for much of the period; an economy that maintained a strong pace of growth (though that pace has slowed moderately in recent months); positive corporate earnings reports; and low inflation. While these factors were not necessarily unconstructive for bonds, they were more productive for stocks.

Specifically, all of the Funds benefited from our strategic overweighting to our value equity funds, as value stocks generally outperformed growth stocks during the period. Our strategic overweighting to our small- and mid-cap funds also added to this period’s performance.

All the same, we did not shun fixed-income securities. Our asset allocation strategy calls for a mix of stocks and bonds in three of our four funds. Our bond fund holdings were particularly helpful during the last few months of the period, when stocks stumbled, and falling intermediate-term interest rates fueled higher bond prices.

As of September 30, 2004, these were the stock/ bond/cash allocations for each of the four Capital Manager Funds:1

	Common Stocks	Bonds	Cash/Cash Equivalents
Capital Manager Conservative Growth Fund	45.1%	51.7%	3.2%
Capital Manager Moderate Growth Fund	70.0%	26.8%	3.2%
Capital Manager Growth Fund	84.8%	11.9%	3.3%
Capital Manager Equity Fund	96.7%	0.0%	3.3%

Stocks still appear more attractive than bonds

Going forward, we remain moderately bullish on stocks. We acknowledge some potential hurdles: the prospect of higher rates, a slowing economy and terrorism activity. Nonetheless, equity valuations are not excessive, and the managers of our underlying funds still report finding attractively priced stocks. While we acknowledge the risks of sustained high energy prices, at this point we are not overly worried about inflation.

For now, keeping our bias toward stocks over bonds appears to be a sensible course of action.

[1]	Portfolio composition is as of September 30, 2004, and is subject to change.

BB&T CAPITAL MANAGER CONSERVATIVE GROWTH FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[2]	Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]	Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER MODERATE GROWTH FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[2]	Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]	Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER GROWTH FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[2]	Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

[3]	Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

[4]	Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, which is widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

BB&T CAPITAL MANAGER EQUITY FUND

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.bbtfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the S&P 500 Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily waived. If the fees had not been waived, the Fund’s total return for the period would have been lower.

The BB&T Funds invested, as a percentage of net assets, in the following industries or countries, as of September 30, 2004.

Equity Income Fund	Percent of net assets
Consumer Discretionary	4.0%
Consumer Staples	13.0
Energy	14.1
Financials	34.1
Health Care	3.4
Industrials	10.2
Information Technology	3.9
Investment Companies	7.2
Telecommunications	3.5
U.S. Treasury Bills	3.2
Utilities	3.2

99.8%

Large Company Value Fund	Percent of net assets
Consumer Discretionary	10.0%
Consumer Staples	5.6
Energy	11.8
Financials	27.3
Health Care	8.9
Industrials	11.1
Information Technology	7.9
Investment Companies	2.8
Materials	4.6
Telecommunication Services	4.7
Utilities	4.9
Short-Term Investments*	31.6

131.2%

Large Company Growth Fund	Percent of net assets
Consumer Discretionary	11.6%
Consumer Staples	12.8
Energy	2.9
Financials	9.9
Health Care	24.4
Industrials	12.4
Information Technology	23.5
Investment Companies	1.1
Materials	1.4
Short-Term Investments*	38.5

138.5%

Mid Cap Value Fund	Percent of net assets
Consumer Discretionary	10.1%
Consumer Staples	5.0
Energy	9.0
Financials	25.9
Health Care	8.6
Industrials	12.7
Information Technology	9.8
Investment Companies	6.0
Materials	8.8
Telecommunication Services	0.9
Utilities	7.4
Short-Term Investments*	27.4

131.6%

Mid Cap Growth Fund	Percent of net assets
Consumer Discretionary	20.4%
Consumer Staples	1.7
Energy	8.1
Financials	5.9
Health Care	17.0
Industrials	11.4
Information Technology	27.8
Investment Companies	0.4
Telecommunication Services	4.4
Short-Term Investments*	48.9

146.0%

Small Company Value Fund	Percent of net assets
Consumer Discretionary	17.1%
Consumer Staples	2.1
Energy	8.5
Exchange Traded Funds	1.7
Financials	25.3
Health Care	6.9
Industrials	18.0
Information Technology	6.6
Investment Companies	5.8
Materials	4.9
Utilities	3.9
Short-Term Investments*	20.6

121.4%

Small Company Growth Fund	Percent of net assets
Consumer Discretionary	8.9%
Consumer Staples	1.1
Energy	6.3
Financials	9.2
Health Care	25.5
Industrials	19.1
Information Technology	16.8
Investment Companies	2.2
Materials	3.9
Technology	4.7
Telecommunication Services	3.0
Short-Term Investments*	27.7

128.4%

Special Opportunities Equity Fund	Percent of net assets
Commercial Services	8.7%
Consumer Discretionary	19.3
Energy	10.7
Financials	9.7
Health Care	13.7
Industrials	3.3
Information Technology	14.6
Insurance	7.1
Investment Companies	7.2
U.S. Treasury Bills	5.1

99.4%

International Equity Fund	Percent of net assets
Australia	3.6%
Austria	0.5
Belgium	1.2
Brazil	0.6
Finland	2.0
France	8.0
Germany	0.4
Great Britain	33.6
Hong Kong	1.5
Ireland	3.0
Israel	0.2
Italy	2.4
Japan	18.7
Netherlands	7.6
Portugal	0.8
Russia	0.6
South Korea	1.1
Spain	0.9
Sweden	4.0
Switzerland	7.6
United States	0.4

98.7%

Short U.S. Government Fund	Percent of net assets
Corporate Bonds	7.8%
Federal Home Loan Bank	13.8
Federal Home Loan Mortgage Corporation	28.1
Federal National Mortgage Association	29.2
Government National Mortgage Association	1.1
Investment Company	3.0
Municipal Bonds	1.5
Student Loan Marketing Association	1.5
U.S. Treasury Notes	13.8
Short-Term Investments*	45.1

144.9%

Intermediate U.S. Government Fund	Percent of net assets
Corporate Bonds	9.2%
Federal Farm Credit Bank	7.5
Federal Home Loan Bank	11.2
Federal Home Loan Mortgage Corporation	17.6
Federal National Mortgage Association	29.5
Government National Mortgage Association	6.9
Investment Company	0.1
Sovereign Agency	3.1
U.S. Treasury Notes	14.4
Short-Term Investments*	37.8

137.3%

Intermediate Corporate Bond Fund	Percent of net assets
Auto — Cars/Light Trucks	1.5%
Banking & Financial Services	30.2
Chemicals	0.4
Coal & Other Minerals & Ores	0.3
Consumer Discretionary	5.0
Consumer Staples	1.1
Energy	0.3
Engineering — Research & Development Services	0.4
Exchange Traded Funds	0.4
Federal Farm Credit Bank	2.8
Federal National Mortgage Association	0.3
Food Processing	0.8
Foreign Government	2.6
Health Care	7.2
Industrials	5.4
Information Technology	4.1
Investment Companies	1.9
Linen Supply & Related Items	0.4
Media	3.5
Metals	2.8
Motors & Generators	0.5
Natural Gas Transmission	0.3
Oil & Gas	3.6
Oil & Gas Exploration Products & Services	1.7
Oil Company — Exploration & Production	1.1
Petroleum Refining	0.7
Plastic Foam Products	0.4
Railroads	0.3
Real Estate Investment Trust	0.8
Student Loan Marketing Association	1.1
Telecommunication Services	7.3
U.S. Treasury Bills	3.5
U.S. Treasury Notes	1.7
Utilities	4.7
Short-Term Investments*	22.8

121.9%

Kentucky Intermediate Tax-Free Fund	Percent of net assets
Commission Bonds	37.8%
Education Bonds	15.8
General Obligations	6.0
Health Care Bonds	3.4
Housing Bonds	0.7
Investment Company	3.2
Transportation Bonds	9.9
Urban & Community Development	8.1
Utility Bonds	14.1

99.0%

Maryland Intermediate Tax-Free Fund	Percent of net assets
Education Bonds	8.8%
General Obligations	63.1
Housing Bonds	15.8
Investment Company	4.2
Pollution Control Bonds	6.1
Transportation Bonds	2.9

100.9%

North Carolina Intermediate Tax-Free Fund	Percent of net assets
Correctional Institutions	3.7%
Education Bonds	5.3
General Obligation Bonds	40.7
Health Care Bonds	21.6
Investment Company	1.9
Transportation Bonds	1.3
Urban & Community Development	2.1
Utility Bonds	23.6

100.2%

South Carolina Intermediate Tax-Free Fund	Percent of net assets
General Obligation Bonds	45.6%
Health Care Bonds	19.8
Housing Bonds	0.5
Investment Company	1.4
Pollution Control Bonds	1.7
Transportation Bonds	3.6
Utility Bonds	26.6

99.2%

Virginia Intermediate Tax-Free Fund	Percent of net assets
Education Bonds	13.2%
General Obligation Bonds	43.8
Health Care Bonds	11.0
Housing Bonds	2.6
Investment Company	3.3
Transportation Bonds	16.4
Utility Bonds	9.2

99.5%

West Virginia Intermediate Tax-Free Fund	Percent of net assets
Commission Bonds	9.4%
Education Bonds	18.9
General Obligation Bonds	18.8
Health Care Bonds	12.7
Housing Bonds	3.8
Investment Company	1.1
Pollution Control Bonds	7.0
Transportation Bonds	19.4
Utility Bonds	7.6

98.7%

Prime Money Market Fund	Percent of net assets
Certificates of Deposit	7.4%
Commercial Paper	23.1
Corporate Bonds	10.9
U.S. Government Agencies	2.0
Variable Rate Notes	42.6
Collateralized Loan Agreements	15.0

101.0%

U.S. Treasury Money Market Fund	Percent of net assets
Repurchase Agreements	55.6%
U.S. Treasury Bills	11.9
U.S. Treasury Bonds & Notes	32.4

99.9%

Capital Manager Conservative Growth Fund	Percent of net assets
Large Company Equity	29.4%
Mid Cap Equity	5.5
Small Company Equity	3.5
International Equity	6.8
Fixed Income	51.9
Money Market	3.2

100.3%

Capital Manager Moderate Growth Fund	Percent of net assets
Large Company Equity	45.8%
Mid Cap Equity	8.4
Small Company Equity	5.4
International Equity	10.5
Fixed Income	26.8
Money Market	3.2

100.1%

Capital Manager Growth Fund	Percent of net assets
Large Company Equity	55.5%
Mid Cap Equity	10.1
Small Company Equity	6.5
International Equity	12.7
Fixed Income	11.9
Money Market	3.3

100.0%

Capital Manager Equity Fund	Percent of net assets
Large Company Equity	63.1%
Mid Cap Equity	11.6
Small Company Equity	7.5
International Equity	14.5
Money Market	3.3

100.0%

*	Short-term investments represents the invested cash collateral received in connection with securities lending (see Note 2).

As a shareholder of the BB&T Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the BB&T Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 through September 30, 2004.

Because the Equity Income Fund commenced operations on July 2, 2004, it does not have a record of performance for a full six months to compare against other investment companies.

Actual Returns

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/04	Ending Account Value 9/30/04	Expense Paid During Period* 4/1/04 - 9/30/04	Expense Ratio During Period 4/1/04 - 9/30/04
Large Company Value Fund
Class A Shares	$1,000.00	$1,018.20	$6.11	1.21%
Class B Shares	1,000.00	1,014.60	9.87	1.96%
Class C Shares	1,000.00	1,014.70	9.87	1.96%
Institutional Shares	1,000.00	1,019.40	4.85	0.96%
Large Company Growth Fund
Class A Shares	1,000.00	959.20	5.98	1.22%
Class B Shares	1,000.00	954.70	9.63	1.97%
Class C Shares	1,000.00	954.80	9.68	1.98%
Institutional Shares	1,000.00	960.90	4.76	0.97%
Mid Cap Value Fund
Class A Shares	1,000.00	1,014.40	6.30	1.25%
Class B Shares	1,000.00	1,010.60	10.05	2.00%
Class C Shares	1,000.00	1,010.50	10.05	2.00%
Institutional Shares	1,000.00	1,015.60	5.04	1.00%
Mid Cap Growth Fund
Class A Shares	1,000.00	978.60	6.23	1.26%
Class B Shares	1,000.00	975.40	9.88	2.00%
Class C Shares	1,000.00	975.40	9.88	2.00%
Institutional Shares	1,000.00	979.40	5.00	1.01%
Small Company Value Fund
Class A Shares	1,000.00	1,053.30	7.19	1.40%
Class B Shares	1,000.00	1,049.30	10.96	2.14%
Class C Shares	1,000.00	1,050.00	11.07	2.16%
Institutional Shares	1,000.00	1,054.60	5.91	1.15%
Small Company Growth Fund
Class A Shares	1,000.00	940.30	7.32	1.51%
Class B Shares	1,000.00	937.10	10.94	2.26%
Class C Shares	1,000.00	937.20	10.90	2.25%
Institutional Shares	1,000.00	941.40	6.12	1.26%
Special Opportunities Equity Fund
Class A Shares	1,000.00	1,038.10	7.54	1.48%
Class B Shares	1,000.00	1,034.30	11.34	2.23%
Class C Shares	1,000.00	1,034.30	11.34	2.23%
Institutional Shares	1,000.00	1,039.60	6.32	1.24%
International Equity Fund
Class A Shares	1,000.00	1,002.60	7.61	1.52%
Class B Shares	1,000.00	1,000.40	11.35	2.27%
Class C Shares	1,000.00	1,000.50	11.40	2.28%
Institutional Shares	1,000.00	1,005.00	6.37	1.27%

	Beginning Account Value 4/1/04	Ending Account Value 9/30/04	Expense Paid During Period* 4/1/04 - 9/30/04	Expense Ratio During Period 4/1/04 - 9/30/04
Short U.S. Government Fund
Class A Shares	$1,000.00	$995.70	$4.89	0.98%
Institutional Shares	1,000.00	997.00	3.64	0.73%
Intermediate U.S. Government Fund
Class A Shares	1,000.00	994.00	5.18	1.04%
Class B Shares	1,000.00	990.20	8.91	1.79%
Class C Shares	1,000.00	989.30	8.95	1.80%
Institutional Shares	1,000.00	995.20	3.94	0.79%
Intermediate Corporate Bond Fund
Class A Shares	1,000.00	1,001.10	5.30	1.06%
Class B Shares	1,000.00	996.40	9.03	1.81%
Class C Shares	1,000.00	996.30	9.03	1.81%
Institutional Shares	1,000.00	1,001.40	4.05	0.81%
Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,004.80	4.41	0.88%
Institutional Shares	1,000.00	1,004.60	3.71	0.74%
Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,004.60	4.01	0.80%
Institutional Shares	1,000.00	1,004.40	3.21	0.64%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,004.40	4.46	0.89%
Institutional Shares	1,000.00	1,004.20	3.71	0.74%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,006.70	4.52	0.90%
Institutional Shares	1,000.00	1,007.50	3.81	0.76%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,004.40	4.56	0.91%
Institutional Shares	1,000.00	1,006.00	3.81	0.76%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,006.70	5.07	1.01%
Institutional Shares	1,000.00	1,007.90	3.82	0.76%
Prime Money Market Fund
Class A Shares	1,000.00	1,002.60	4.16	0.83%
Class B Shares	1,000.00	1,000.30	6.40	1.28%
Class C Shares	1,000.00	1,000.30	6.40	1.28%
Institutional Shares	1,000.00	1,004.00	2.76	0.55%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,002.20	3.85	0.77%
Class B Shares	1,000.00	1,000.30	5.80	1.16%
Class C Shares	1,000.00	1,000.30	5.50	1.10%
Institutional Shares	1,000.00	1,003.40	2.70	0.54%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	994.60	3.44	0.69%
Class B Shares	1,000.00	991.00	7.17	1.44%
Class C Shares	1,000.00	991.70	7.22	1.45%
Institutional Shares	1,000.00	995.80	2.20	0.44%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	995.80	3.74	0.75%
Class B Shares	1,000.00	991.00	7.47	1.50%
Class C Shares	1,000.00	992.90	7.47	1.50%
Institutional Shares	1,000.00	997.00	2.50	0.50%
Capital Manager Growth Fund
Class A Shares	1,000.00	995.60	3.74	0.75%
Class B Shares	1,000.00	991.90	7.47	1.50%
Class C Shares	1,000.00	991.90	7.47	1.50%
Institutional Shares	1,000.00	996.80	2.50	0.50%
Capital Manager Equity Fund
Class A Shares	1,000.00	996.10	3.64	0.73%
Class B Shares	1,000.00	992.60	7.37	1.48%
Class C Shares	1,000.00	992.60	7.37	1.48%
Institutional Shares	1,000.00	997.80	2.40	0.48%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each BB&T Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/04	Ending Account Value 9/30/04	Expense Paid During Period* 4/1/04 - 9/30/04	Expense Ratio During Period 4/1/04 - 9/30/04
Large Company Value Fund
Class A Shares	$1,000.00	$1,018.95	$6.11	1.21%
Class B Shares	1,000.00	1,015.20	9.87	1.96%
Class C Shares	1,000.00	1,015.20	9.87	1.96%
Institutional Shares	1,000.00	1,020.20	4.85	0.96%
Large Company Growth Fund
Class A Shares	1,000.00	1,018.90	6.16	1.22%
Class B Shares	1,000.00	1,015.15	9.92	1.97%
Class C Shares	1,000.00	1,015.10	9.97	1.98%
Institutional Shares	1,000.00	1,020.15	4.90	0.97%
Mid Cap Value Fund
Class A Shares	1,000.00	1,018.75	6.31	1.25%
Class B Shares	1,000.00	1,015.00	10.08	2.00%
Class C Shares	1,000.00	1,015.00	10.08	2.00%
Institutional Shares	1,000.00	1,020.00	5.05	1.00%
Mid Cap Growth Fund
Class A Shares	1,000.00	1,018.70	6.36	1.26%
Class B Shares	1,000.00	1,015.00	10.08	2.00%
Class C Shares	1,000.00	1,015.00	10.08	2.00%
Institutional Shares	1,000.00	1,019.95	5.10	1.01%
Small Company Value Fund
Class A Shares	1,000.00	1,018.00	7.06	1.40%
Class B Shares	1,000.00	1,014.30	10.78	2.14%
Class C Shares	1,000.00	1,014.20	10.88	2.16%
Institutional Shares	1,000.00	1,019.25	5.81	1.15%
Small Company Growth Fund
Class A Shares	1,000.00	1,017.45	7.62	1.51%
Class B Shares	1,000.00	1,013.70	11.38	2.26%
Class C Shares	1,000.00	1,013.75	11.33	2.25%
Institutional Shares	1,000.00	1,018.70	6.36	1.26%
Special Opportunities Equity Fund
Class A Shares	1,000.00	1,017.60	7.47	1.48%
Class B Shares	1,000.00	1,013.85	11.23	2.23%
Class C Shares	1,000.00	1,013.85	11.23	2.23%
Institutional Shares	1,000.00	1,018.80	6.26	1.24%
International Equity Fund
Class A Shares	1,000.00	1,017.40	7.67	1.52%
Class B Shares	1,000.00	1,013.65	11.43	2.27%
Class C Shares	1,000.00	1,013.60	11.48	2.28%
Institutional Shares	1,000.00	1,018.65	6.41	1.27%
Short U.S. Government Fund
Class A Shares	1,000.00	1,020.10	4.95	0.98%
Institutional Shares	1,000.00	1,021.35	3.69	0.73%
Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,019.80	5.25	1.04%
Class B Shares	1,000.00	1,016.05	9.02	1.79%
Class C Shares	1,000.00	1,016.00	9.07	1.80%
Institutional Shares	1,000.00	1,021.05	3.99	0.79%

	Beginning Account Value 4/1/04	Ending Account Value 9/30/04	Expense Paid During Period* 4/1/04 - 9/30/04	Expense Ratio During Period 4/1/04 - 9/30/04
Intermediate Corporate Bond Fund
Class A Shares	$1,000.00	$1,019.70	$5.35	1.06%
Class B Shares	1,000.00	1,015.95	9.12	1.81%
Class C Shares	1,000.00	1,015.95	9.12	1.81%
Institutional Shares	1,000.00	1,020.95	4.09	0.81%
Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.60	4.45	0.88%
Institutional Shares	1,000.00	1,021.30	3.74	0.74%
Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.00	4.04	0.80%
Institutional Shares	1,000.00	1,021.80	3.23	0.64%
North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.55	4.50	0.89%
Institutional Shares	1,000.00	1,021.30	3.74	0.74%
South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.50	4.55	0.90%
Institutional Shares	1,000.00	1,021.20	3.84	0.76%
Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.45	4.60	0.91%
Institutional Shares	1,000.00	1,021.20	3.84	0.76%
West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,019.95	5.10	1.01%
Institutional Shares	1,000.00	1,021.20	3.84	0.76%
Prime Money Market Fund
Class A Shares	1,000.00	1,020.85	4.19	0.83%
Class B Shares	1,000.00	1,018.60	6.46	1.28%
Class C Shares	1,000.00	1,018.60	6.46	1.28%
Institutional Shares	1,000.00	1,022.25	2.78	0.55%
U.S. Treasury Money Market Fund
Class A Shares	1,000.00	1,021.15	3.89	0.77%
Class B Shares	1,000.00	1,019.20	5.86	1.16%
Class C Shares	1,000.00	1,019.50	5.55	1.10%
Institutional Shares	1,000.00	1,022.30	2.73	0.54%
Capital Manager Conservative Growth Fund
Class A Shares	1,000.00	1,021.55	3.49	0.69%
Class B Shares	1,000.00	1,017.80	7.26	1.44%
Class C Shares	1,000.00	1,017.75	7.31	1.45%
Institutional Shares	1,000.00	1,022.80	2.23	0.44%
Capital Manager Moderate Growth Fund
Class A Shares	1,000.00	1,021.25	3.79	0.75%
Class B Shares	1,000.00	1,017.50	7.57	1.50%
Class C Shares	1,000.00	1,017.50	7.57	1.50%
Institutional Shares	1,000.00	1,022.50	2.53	0.50%
Capital Manager Growth Fund
Class A Shares	1,000.00	1,021.25	3.79	0.75%
Class B Shares	1,000.00	1,017.50	7.57	1.50%
Class C Shares	1,000.00	1,017.50	7.57	1.50%
Institutional Shares	1,000.00	1,022.50	2.53	0.50%
Capital Manager Equity Fund
Class A Shares	1,000.00	1,021.35	3.69	0.73%
Class B Shares	1,000.00	1,017.60	7.47	1.48%
Class C Shares	1,000.00	1,017.60	7.47	1.48%
Institutional Shares	1,000.00	1,022.60	2.43	0.48%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Equity Income Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Common Stocks (89.4%)
Consumer Discretionary (4.0%)
Diageo PLC — ADR	24,395	$1,230,240

Consumer Staples (13.0%)
Altria Group, Inc.	24,500	1,152,480
General Mills, Inc.	23,500	1,055,150
Limited Brands	52,000	1,159,080
ServiceMaster Co. (The)	50,800	653,288

		4,019,998

Energy (14.1%)
ChevronTexaco Corp.	21,000	1,126,440
ConocoPhillips	14,900	1,234,465
Kinder Morgan, Inc.	16,700	1,049,094
PPL Corp.	20,500	967,190

		4,377,189

Financials (34.1%)
ACE, Ltd.	27,600	1,105,656
Alliance Capital Management Holding L.P.	29,100	1,033,050
Cincinnati Financial Corp.	28,264	1,165,041
Equity One, Inc.	51,200	1,004,544
First Industrial Realty Trust, Inc.	26,700	985,230
GreenPoint Financial Corp.	24,800	1,150,968
Marsh & McLennan Companies, Inc.	22,500	1,029,600
St. Paul Travelers Companies, Inc. (The)	32,895	1,087,509
U.S. Bancorp	32,700	945,030
Weingarten Realty Investors	31,800	1,049,718

		10,556,346

Health Care (3.4%)
Abbott Laboratories	25,200	1,067,472

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Industrials (10.2%)
Bemis Company, Inc.	41,300	$1,097,754
General Electric Co.	31,400	1,054,412
Sonoco Products Co.	38,600	1,020,584

		3,172,750

Information Technology (3.9%)
Nokia Corp. — ADR	88,500	1,214,220

		1,214,220

Utilities (3.2%)
Pinnacle West Capital Corp.	23,500	975,250

Telecommunication Services (3.5%)
Verizon Communications, Inc.	27,200	1,071,136

Total Common Stocks (Cost $26,699,013)		27,684,601

U.S. Treasury Bills* (3.2%)
1.41%, 10/28/04	$1,000,000	998,906

Total U.S. Treasury Bills (Cost $998,945)		998,906

Investment Companies (7.2%)
Federated Prime Cash Obligations Fund —Institutional Class	1,486,470	1,486,470
Federated Prime Obligations Fund — Institutional Class	665,458	665,458
Van Kampen Municipal Trust	4,400	65,164

Total Investment Companies (Cost $2,213,167)		2,217,092

Total Investments (Cost $29,911,125) (a) — 99.8%		30,900,599
Net other assets (liabilities) — 0.2%		58,086

Net Assets — 100.0%		$30,958,685

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$1,406,940
Unrealized depreciation	(417,466)

Net unrealized appreciation	$989,474

ADR — American Depository Receipt.

*	Discount note. Rate disclosed represents the effective yield at September 30, 2004.

See accompanying notes to the financial statements.

Large Company Value Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Common Stocks (96.8%)
Consumer Discretionary (10.0%)
Cox Communications, Inc. — Class A (b)	488,000	$16,167,440
Gannett Company, Inc. (c)	181,000	15,160,560
Mattel, Inc. (c)	399,800	7,248,374
May Department Stores Co. (c)	268,250	6,875,248
V.F. Corp.	52,500	2,596,125
Walt Disney Co. (The) (c)	645,000	14,544,750
Whirlpool Corp. (c)	88,000	5,287,920

		67,880,417

Consumer Staples (5.6%)
Albertson’s, Inc. (c)	357,720	8,560,240
Altria Group, Inc.	223,590	10,517,673
Kimberly-Clark Corp. (c)	154,500	9,979,155
Sara Lee Corp.	377,010	8,618,449

		37,675,517

Energy (11.8%)
Anadarko Petroleum Corp. (c)	209,500	13,902,420
ChevronTexaco Corp. (c)	287,460	15,419,354
ConocoPhillips	259,417	21,492,699
Exxon Mobil Corp.	185,000	8,941,050
Royal Dutch Petroleum Co. — NY Shares (c)	272,600	14,066,160
Schlumberger, Ltd. (c)	101,000	6,798,310

		80,619,993

Financials (27.3%)
American Express Co.	137,500	7,075,750
American International Group, Inc.	85,000	5,779,150
Aon Corp. (c)	430,762	12,380,100
Bank of America Corp. (c)	374,600	16,231,417
Citigroup, Inc.	256,666	11,324,104
Equity Residential	179,000	5,549,000
Fannie Mae (c)	116,000	7,354,400
Franklin Resources, Inc.	126,000	7,025,760
ING Groep NV — ADR	306,680	7,752,870
J.P. Morgan Chase & Co.	197,772	7,857,482
Lincoln National Corp.	133,900	6,293,300
Merrill Lynch & Company, Inc.	135,000	6,712,200
Northern Trust Corp. (c)	287,718	11,738,894
Old Republic International Corp.	248,000	6,207,440
PNC Financial Services Group	252,500	13,660,250
St. Paul Companies, Inc.	398,500	13,174,410
SunTrust Banks, Inc. (c)	166,000	11,688,060
Washington Mutual, Inc. (c)	333,000	13,013,640
Wells Fargo & Co.	248,000	14,788,240

		185,606,467

Health Care (8.9%)
Abbott Laboratories	256,000	10,844,160
Becton, Dickinson & Co. (c)	140,600	7,269,020
Bristol-Myers Squibb Co.	208,080	4,925,254
Cigna Corp.	139,700	9,727,311
HCA, Inc. (c)	165,800	6,325,270
Johnson & Johnson (c)	112,600	6,342,758
Merck & Company, Inc.	318,000	10,494,000
Schering-Plough Corp. (c)	242,400	4,620,144

		60,547,917

Industrials (11.1%)
CSX Corp.	310,200	10,298,640
Emerson Electric Co.	261,370	16,176,189

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Industrials, continued
General Electric Co. (c)	210,000	$7,051,800
H & R Block, Inc. (c)	141,000	6,968,220
Parker-Hannifin Corp. (c)	117,000	6,886,620
Pitney Bowes, Inc. (c)	323,800	14,279,580
Raytheon Co.	362,500	13,767,750

		75,428,799

Information Technology (7.9%)
Agilent Technologies, Inc. (b)(c)	280,419	6,048,638
Automatic Data Processing, Inc.	272,400	11,255,568
First Data Corp.	172,000	7,482,000
Hewlett-Packard Co. (c)	435,000	8,156,250
IBM Corp.	62,800	5,384,472
Microsoft Corp.	268,000	7,410,200
Nokia Corp. — ADR (c)	550,000	7,546,000

		53,283,128

Materials (4.6%)
Air Products & Chemicals, Inc.	144,700	7,868,786
Alcoa, Inc. (c)	236,000	7,927,240
E.I. DuPont de Nemours & Co.	115,600	4,947,680
Weyerhaeuser Co. (c)	155,500	10,337,640

		31,081,346

Telecommunication Services (4.7%)
AT&T Corp.	113,824	1,629,960
BellSouth Corp.	460,000	12,475,200
SBC Communications, Inc.	420,400	10,909,380
Sprint Corp. (c)	348,400	7,013,291

		32,027,831

Utilities (4.9%)
Dominion Resources, Inc. (c)	109,000	7,112,250
Duke Energy Corp. (c)	262,000	5,997,180
NiSource, Inc. (c)	473,100	9,939,831
TXU Corp. (c)	141,800	6,795,056
Xcel Energy, Inc.	191,275	3,312,883

		33,157,200

Total Common Stocks (Cost $524,974,585)		657,308,615

Investment Company (2.8%)
Federated Prime Cash Obligations Fund — Institutional Class	18,677,833	18,677,833

Total Investment Company (Cost $18,677,833)		18,677,833

Securities Held as Collateral for Securities on Loan (31.6%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	$214,201,090	214,201,090

Total Securities Held as Collateral for Securities on Loan (Cost $214,201,090)		214,201,090

Total Investments (Cost $757,853,508) (a) — 131.2%		890,187,538
Net other assets (liabilities) — (31.2%)		(211,752,560)

Net Assets — 100.0%		$678,434,978

Continued

Large Company Value Fund

Schedule of Portfolio Investments, continued September 30, 2004

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$143,957,344
Unrealized depreciation	(11,623,314)

Net unrealized appreciation	$132,334,030

(b)	Represents non-income producing securities.
(c)	Represents the security or a portion of the security was on loan as of September 30, 2004.

ADR — American Depository Receipt.

See accompanying notes to the financial statements.

Large Company Growth Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Common Stocks (98.9%)
Consumer Discretionary (11.6%)
Best Buy, Inc. (b)(c)	70,000	$3,796,800
Coach, Inc. (b)(c)	85,000	3,605,700
eBay, Inc. (b)(c)	62,000	5,700,280
Harley-Davidson, Inc. (c)	100,000	5,944,000
Home Depot, Inc. (c)	238,700	9,357,040
News Corp., Ltd. — ADR (c)	200,000	6,574,000
Target Corp.	170,000	7,692,500

		42,670,320

Consumer Staples (12.8%)
Estee Lauder Co., Inc. (The) — Class A	193,000	8,067,400
Gillette Co.	84,600	3,531,203
PepsiCo, Inc.	176,900	8,606,185
Procter & Gamble Co.	199,700	10,807,764
Sysco Corp. (c)	275,000	8,228,000
Wal-Mart Stores, Inc.	150,000	7,980,000

		47,220,552

Energy (2.9%)
Anadarko Petroleum Corp. (c)	57,500	3,815,700
Apache Corp.	66,500	3,332,315
Baker Hughes, Inc. (c)	37,500	1,639,500
Devon Energy Corp.	26,000	1,846,260

		10,633,775

Financials (9.9%)
American Express Co. (c)	110,000	5,660,600
American International Group, Inc.	125,000	8,498,750
Citigroup, Inc.	90,000	3,970,800
Fannie Mae	79,000	5,008,600
J.P. Morgan Chase & Co.	95,000	3,774,350
Morgan Stanley (c)	67,000	3,303,100
PNC Financial Services Group	48,500	2,623,850
Wachovia Corp. (c)	75,000	3,521,250

		36,361,300

Health Care (24.4%)
Amgen, Inc. (b)(c)	115,000	6,518,200
Becton, Dickinson & Co. (c)	150,000	7,755,000
Boston Scientific Corp. (b)(c)	90,045	3,577,488
Bristol-Myers Squibb Co. (c)	75,000	1,775,250
Genentech, Inc. (b)(c)	90,000	4,717,800
Genzyme Corp. (b)(c)	80,000	4,352,800
Gilead Sciences, Inc. (b)(c)	190,000	7,102,200
GlaxoSmithKline plc-ADR (c)	176,300	7,709,599
Johnson & Johnson (c)	227,000	12,786,910
Medtronic, Inc. (c)	90,000	4,671,000
Merck & Company, Inc.	80,000	2,640,000
Pfizer, Inc.	200,000	6,120,000
Quest Diagnostics, Inc. (c)	77,000	6,792,940
St. Jude Medical, Inc. (b)	37,500	2,822,625
Teva Pharmaceutical Industries, Ltd. — ADR	115,000	2,984,250
UnitedHealth Group, Inc.	105,000	7,742,700

		90,068,762

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Industrials (12.4%)
Danaher Corp. (c)	90,000	$4,615,200
FedEx Corp. (c)	103,000	8,826,070
General Electric Co. (c)	206,000	6,917,480
Honeywell International, Inc.	150,000	5,379,000
Illinois Tool Works, Inc. (c)	54,000	5,031,180
Tyco International, Ltd. (c)	218,000	6,683,880
United Technologies Corp.	90,000	8,404,200

		45,857,010

Information Technology (23.5%)
Adobe Systems, Inc. (c)	100,000	4,947,000
Affiliated Computer Services, Inc. — Class A (b)(c)	159,000	8,851,530
Analog Devices, Inc. (c)	80,000	3,102,400
Cisco Systems, Inc. (b)	486,000	8,796,600
Dell, Inc. (b)(c)	241,000	8,579,600
First Data Corp. (c)	100,000	4,350,000
Flextronics International, Ltd. (b)(c)	175,000	2,318,750
Intel Corp.	466,500	9,357,990
Linear Technology Corp. (c)	100,000	3,624,000
Microsoft Corp. (c)	507,500	14,032,375
Motorola, Inc.	170,000	3,066,800
Oracle Corp. (b)	350,000	3,948,000
SAP — ADR (c)	175,000	6,816,250
Texas Instruments, Inc.	230,000	4,894,400

		86,685,695

Materials (1.4%)
Alcoa, Inc. (c)	65,000	2,183,350
Phelps Dodge Corp. (b)(c)	30,000	2,760,900

		4,944,250

Total Common Stocks (Cost $321,831,422)		364,441,664

Investment Company (1.1%)
Federated Prime Cash Obligations Fund — Institutional Class	4,058,375	4,058,375

Total Investment Company (Cost $4,058,375)		4,058,375

Securities Held as Collateral for Securities on Loan (38.5%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	$142,033,534	142,033,534

Total Securities Held as Collateral for Securities on Loan (Cost $142,033,534)		142,033,534

Total Investments (Cost $467,923,331) (a) — 138.5%		510,533,573
Net other assets ( liabilities) — (38.5)%		(141,818,861)

Net Assets — 100.0%		$368,714,712

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$53,204,447
Unrealized depreciation	(10,594,205)

Net unrealized appreciation	$42,610,242

(b)	Represents non-income producing securities.
(c)	Represents the security or a portion of the security was on loan as of September 30, 2004.

ADR — American Depository Receipt.

See accompanying notes to the financial statements.

Mid Cap Value Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Common Stocks (98.2%)
Consumer Discretionary (10.1%)
Advance Auto Parts, Inc. (b)	30,000	$1,032,000
American Greetings Corp. — Class A (c)	100,000	2,512,000
Cato Corp. — Class A	66,000	1,468,500
Circuit City Stores, Inc.	150,000	2,301,000
Genuine Parts Co. (c)	99,000	3,799,620
Knight-Ridder, Inc.	36,000	2,356,200
Media General, Inc. — Class A (c)	22,900	1,281,255
Outback Steakhouse, Inc. (c)	69,000	2,865,570
Pier 1 Imports, Inc.	120,000	2,169,600

		19,785,745

Consumer Staples (5.0%)
BJ’s Wholesale Club, Inc. (b)	37,000	1,011,580
Ruddick Corp.	80,000	1,571,200
Sensient Technologies Corp. (c)	115,000	2,488,600
SUPERVALU, Inc.	95,000	2,617,250
UST, Inc.	52,000	2,093,520

		9,782,150

Energy (9.0%)
Burlington Resources, Inc. (c)	94,000	3,835,200
EOG Resources, Inc. (c)	36,000	2,370,600
Kerr-McGee Corp. (c)	91,000	5,209,750
Sunoco, Inc. (c)	61,900	4,579,362
Tidewater, Inc.	50,000	1,627,500

		17,622,412

Financials (25.9%)
Ambac Financial Group, Inc.	30,000	2,398,500
American Capital Strategies, Ltd.	44,000	1,378,960
Arthur J. Gallagher & Co.	150,000	4,969,500
Banknorth Group, Inc.	55,000	1,925,000
City Holding Co.	50,000	1,644,500
Commerce Bancshares, Inc.	48,000	2,308,320
Compass Bancshares, Inc.	115,000	5,039,300
Edwards (A.G.), Inc. (c)	50,000	1,731,000
Equity Inns, Inc., REIT	140,000	1,383,200
Erie Indemnity Co. — Class A	42,000	2,142,840
First American Corp.	180,000	5,549,400
First Industrial Realty Trust, REIT	36,000	1,328,400
Hibernia Corp. — Class A	39,000	1,029,990
Jefferson-Pilot Corp.	103,000	5,114,980
Mercantile Bankshares Corp.	90,000	4,316,400
Nuveen Investments — Class A	66,000	1,953,600
ProLogis Trust, REIT	70,000	2,466,800
SouthTrust Corp.	60,000	2,499,600
Sovran Self Storage, Inc., REIT	50,000	1,959,000

		51,139,290

Health Care (8.6%)
AmerisourceBergen Corp. (c)	48,000	2,578,080
Becton, Dickinson & Co.	53,000	2,740,100
C.R. Bard, Inc.	40,000	2,265,200
Mentor Corp.	100,000	3,368,000
Mylan Laboratories, Inc.	135,000	2,430,000
Perrigo Co.	115,000	2,363,250
Watson Pharmaceuticals, Inc. (b)(c)	36,000	1,060,560

		16,805,190

Industrials (12.7%)
American Power Conversion Corp. (c)	150,000	2,608,500
Banta Corp. (c)	57,000	2,265,750
Burlington Northern Santa Fe Corp. (c)	60,000	2,298,600
Griffon Corp. (b)(c)	80,000	1,688,000
L-3 Communications Holdings, Inc.	42,100	2,820,700

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Industrials, continued
Lincoln Electric Holdings, Inc.	70,000	$2,195,200
Northrop Grumman Corp. (c)	44,000	2,346,520
Pall Corp.	50,000	1,224,000
Parker-Hannifin Corp.	50,000	2,943,000
R.R. Donnelley & Sons Co. (c)	80,000	2,505,600
SPX Corp. (c)	59,000	2,088,600

		24,984,470

Information Technology (9.8%)
Activision, Inc. (b)	164,250	2,278,148
Andrew Corp. (b)(c)	199,000	2,435,760
AVX Corp.	130,000	1,540,500
Check Point Software Technologies, Ltd. (b)	75,000	1,272,750
Checkpoint Systems, Inc. (b)	99,000	1,541,430
Imation Corp.	30,000	1,067,700
National Semiconductor Corp. (b)	120,000	1,858,800
Paychex, Inc.	44,000	1,326,600
Storage Technology Corp. (b)	42,100	1,063,446
SunGard Data Systems, Inc. (b)	115,000	2,733,550
Sybase, Inc. (b)	70,000	965,300
VERITAS Software Corp. (b)	61,000	1,085,800

		19,169,784

Materials (8.8%)
Albemarle Corp. (c)	103,000	3,614,270
Martin Marietta Materials, Inc.	44,000	1,991,880
Praxair, Inc.	100,000	4,274,000
Rayonier, Inc.	49,000	2,216,760
Sonoco Products Co.	75,000	1,983,000
Worthington Industries, Inc.	150,000	3,202,500

		17,282,410

Telecommunication Services (0.9%)
UTStarcom, Inc. (b)	62,000	998,820
Wireless Facilities, Inc. (b)(c)	109,000	759,730

		1,758,550

Utilities (7.4%)
Consolidated Edison, Inc. (c)	69,000	2,900,760
FPL Group, Inc. (c)	48,000	3,279,360
National Fuel Gas Co.	111,000	3,144,630
NiSource, Inc. (c)	119,000	2,500,190
Piedmont Natural Gas Company, Inc. (c)	61,900	2,719,886

		14,544,826

Total Common Stocks (Cost $150,532,050)		192,874,827

Investment Companies (6.0%)
Federated Prime Cash Obligations Fund — Institutional Class	7,541,736	7,541,736
Federated Prime Obligations Fund — Institutional Class	4,228,710	4,228,710

Total Investment Companies (Cost $11,770,446)		11,770,446

Securities Held as Collateral for Securities on Loan (27.4%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	$53,754,118	53,754,118

Total Securities Held as Collateral for Securities on Loan (Cost $53,754,118)		53,754,118

Total Investments (Cost $216,056,614) (a) — 131.6%		258,399,391
Net other assets (liabilities) — (31.6)%		(62,080,308)

Net Assets — 100.0%		$196,319,083

Continued

Mid Cap Value Fund

Schedule of Portfolio Investments, continued September 30, 2004

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$43,896,608
Unrealized depreciation	(1,553,831)

Net unrealized appreciation	$42,342,777

(b)	Represents non-income producing securities.
(c)	Represents the security or a portion of the security was on loan as of September 30, 2004.

REIT	— Real Estate Investment Trust

See accompanying notes to the financial statements.

Mid Cap Growth Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Common Stocks (96.7%)
Consumer Discretionary (20.4%)
Coach, Inc. (b)(c)	60,000	$2,545,200
Florida Rock Industries, Inc.	33,000	1,616,670
Harman International Industries, Inc. (c)	22,000	2,370,500
Michaels Stores, Inc. (c)	26,500	1,569,065
MSC Industrial Direct Company, Inc. — Class A	65,000	2,215,200
PETsMART, Inc. (b)(c)	79,000	2,242,810
Pulte Homes, Inc. (c)	25,500	1,564,935
Royal Caribbean Cruises, Ltd. (c)	37,000	1,613,200
Staples, Inc.	41,000	1,222,620
Starbucks Corp. (b)(c)	28,500	1,295,610
Starwood Hotels & Resorts Worldwide, Inc.	55,000	2,553,100
Toll Brothers, Inc. (b)	28,000	1,297,240
Urban Outfitters, Inc. (b)(c)	78,000	2,683,200
Washington Post Co. (The) Class B	1,450	1,334,000

		26,123,350

Consumer Staples (1.7%)
United Natural Foods, Inc. (b)(c)	81,000	2,154,600

Energy (8.1%)
Baker Hughes, Inc. (c)	23,000	1,005,560
BJ Services Co. (c)	37,000	1,939,170
Chesapeake Energy Corp. (c)	120,000	1,899,600
Massey Energy Co. (c)	34,500	998,085
Peabody Energy Corp.	17,000	1,011,500
Smith International, Inc. (b)(c)	21,000	1,275,330
Weatherford International, Ltd. (b)(c)	20,000	1,020,400
XTO Energy, Inc. (c)	40,000	1,299,200

		10,448,845

Financials (5.9%)
Brown & Brown, Inc. (c)	35,000	1,599,500
Doral Financial Corp. (c)	45,000	1,866,150
Legg Mason, Inc. (c)	18,000	958,860
Providian Financial Corp. (b)(c)	115,000	1,787,100
T. Rowe Price Group, Inc. (c)	27,000	1,375,380

		7,586,990

Health Care (17.0%)
Biogen Idec, Inc. (b)(c)	23,500	1,437,495
Caremark Rx, Inc. (b)(c)	42,500	1,362,975
Celgene Corp. (b)(c)	27,000	1,572,210
Cooper Companies, Inc. (The) (c)	14,000	959,700
Covance, Inc. (b)	42,500	1,698,725
Coventry Health Care, Inc. (b)(c)	31,000	1,654,470
Dade Behring Holdings, Inc. (b)	23,000	1,281,514
Fisher Scientific International, Inc. (b)(c)	38,000	2,216,540
Genzyme Corp. (b)(c)	29,500	1,605,095
Gilead Sciences, Inc. (b)(c)	49,000	1,831,620
Kinetic Concepts, Inc. (b)(c)	25,500	1,340,025
Patterson Companies, Inc. (b)(c)	16,500	1,263,240
Renal Care Group, Inc. (b)	36,750	1,184,453
Varian Medical Systems, Inc. (b)	35,000	1,209,950
Zimmer Holdings, Inc. (b)	15,000	1,185,600

		21,803,612

Industrials (11.4%)
Amphenol Corp. — Class A (b)	61,000	2,089,860
Cummins, Inc.	20,500	1,514,745
Fastenal Co. (c)	26,000	1,497,600
Gen-Probe, Inc. (b)(c)	36,000	1,435,320
Goodrich Corp.	42,000	1,317,120

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Industrials, continued
J.B. Hunt Transport Services, Inc. (c)	44,500	$1,652,730
National-Oilwell, Inc. (b)(c)	39,000	1,281,540
Rockwell Automation, Inc. (c)	57,000	2,205,900
Yellow Roadway Corp. (b)(c)	35,000	1,641,150

		14,635,965

Information Technology (27.8%)
Activision, Inc. (b)	86,000	1,192,820
Adobe Systems, Inc. (c)	27,500	1,360,425
Apple Computer, Inc. (b)	66,000	2,557,500
Ask Jeeves, Inc. (b)	49,000	1,602,790
ATI Technologies, Inc. (b)	41,000	628,530
AutoDesk, Inc. (c)	56,000	2,723,279
Cerner Corp. (b)(c)	37,000	1,600,620
Cognizant Technology Solutions Corp. (b)(c)	67,000	2,044,170
Comverse Technology, Inc. (b)	52,000	979,160
Expeditor International of Washington, Inc. (c)	32,000	1,654,400
FLIR Systems, Inc. (b)(c)	21,500	1,257,750
Getty Images, Inc. (b)	24,000	1,327,200
InfoSpace, Inc. (b)(c)	45,000	2,132,550
ITT Industries, Inc.	16,500	1,319,835
Juniper Networks, Inc. (b)(c)	69,000	1,628,400
Marvell Technology Group, Ltd. (b)(c)	75,000	1,959,750
Microchip Technology, Inc. (c)	56,000	1,503,040
Network Appliance, Inc. (b)	55,500	1,276,500
Research in Motion, Ltd. (b)(c)	25,000	1,908,500
Symantec Corp. (b)(c)	47,000	2,579,360
Zebra Technologies Corp. — Class A (b)(c)	38,000	2,318,380

		35,554,959

Telecommunication Services (4.4%)
American Tower Corp. — Class A (b)(c)	70,000	1,074,500
Mobile Telesystems — ADR (c)	5,400	782,946
Spectrasit, Inc. (b)	28,000	1,302,000
VimpelCom — ADR (b)	7,200	783,360
XM Satellite Radio Holdings, Inc. Class A (b)(c)	55,000	1,706,100

		5,648,906

Total Common Stocks (Cost $100,214,674)		123,957,227

Investment Company (0.4%)
Federated Prime Cash Obligations Fund — Institutional Class	547,540	547,540

Total Investment Company (Cost $547,540)		547,540

Securities Held as Collateral for Securities on Loan (48.9%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	$62,731,209	62,731,209

Total Securities Held as Collateral for Securities on Loan (Cost $62,731,209)		62,731,209

Total Investments (Cost $163,493,423) (a) — 146.0%		187,235,976
Net other assets (liabilities) — (46.0%)		(58,964,571)

Net Assets — 100.0%		$128,271,405

Continued

Mid Cap Growth Fund

Schedule of Portfolio Investments, continued September 30, 2004

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$24,328,866
Unrealized depreciation	(586,313)

Net unrealized appreciation	$23,742,553

(b)	Represents non-income producing securities.
(c)	Represents the security or a portion of the security was on loan as of September 30, 2004.

ADR — American Depository Receipt.

See accompanying notes to the financial statements.

Small Company Value Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Common Stocks (93.3%)
Consumer Discretionary (17.1%)
American Eagle Outfitters, Inc. (b)(c)	12,965	$477,760
BorgWarner, Inc.	15,420	667,532
CEC Entertainment, Inc. (b)	19,287	708,797
Deb Shops, Inc.	32,284	787,730
Inter Parfums, Inc.	40,800	556,920
Lone Star Steakhouse & Saloon, Inc.	13,000	335,790
M.D.C. Holdings, Inc.	8,085	591,014
Michaels Stores, Inc.	8,427	498,963
Nautilus Group, Inc. (The) (c)	37,696	851,552
OshKosh B’Gosh, Inc. — Class A	19,811	400,182
Payless ShoeSource, Inc. (b)(c)	54,300	550,059
Polaris Industries, Inc. (c)	10,616	592,585
Saucony, Inc. — Class B	26,995	659,218
Standard Motor Products, Inc.	39,800	601,378
Stanley Furniture Company, Inc.	19,137	842,028
Strattec Security Corp. (b)	16,207	1,009,047
Talbots, Inc. (The)	20,883	517,690
Visteon Corp. (c)	60,000	479,400
Zale Corp. (b)	12,696	356,758

		11,484,403

Consumer Staples (2.1%)
American Italian Pasta Co. — Class A (c)	13,500	353,025
Fresh Del Monte Produce, Inc. (c)	25,321	630,746
Sensient Technologies Corp. (c)	18,800	406,832

		1,390,603

Energy (8.5%)
Berry Petroleum Co. — Class A	15,868	582,832
Cabot Oil & Gas Corp.	16,244	729,356
Forest Oil Corp. (b)(c)	28,606	861,613
Newfield Exploration Co. (b)	14,075	861,953
Oceaneering International, Inc. (b)(c)	22,712	836,710
Oil States International, Inc. (b)(c)	40,919	765,185
Teekay Shipping Corp.	25,232	1,087,246

		5,724,895

Financials (25.3%)
AmerUs Group Co. (c)	21,948	899,868
Assured Guaranty, Ltd.	37,500	624,750
BRE Properties, Inc. — Class A (c)	23,870	915,415
CNA Surety Corp. (b)	100,840	1,068,904
Colonial BancGroup, Inc. (c)	42,960	878,532
Dime Community Bancshares	47,832	803,578
Downey Financial Corp.	12,280	674,909
First State Bancorp	23,308	734,901
FirstFed Financial Corp. (b)	13,749	672,051
Getty Realty Corp., REIT	10,570	277,145
Heritage Property Investment Trust, REIT	23,680	690,746
Hilb, Rogal & Hamilton Co. (c)	32,092	1,162,372
Hub International, Ltd.	40,076	724,574
InnKeepers USA Trust, REIT	68,492	852,040
Investment Technology Group, Inc. (b)	51,010	780,453
IPC Holdings, Ltd.	21,150	803,912
Midland Co. (The)	22,842	624,729
Mills Corp. (The), REIT	15,944	827,015
Peoples Bancorp, Inc.	26,534	698,375
Phoenix Companies, Inc. (The) (c)	46,500	484,530
Protective Life Corp.	28,582	1,123,558
Triad Guaranty, Inc. (b)	12,920	716,802

		17,039,159

	Shares	Fair Value
Common Stocks, continued
Health Care (6.9%)
AMERIGROUP Corp. (b)	15,912	$895,050
Analogic Corp. (c)	10,232	426,572
Invacare Corp.	17,004	782,184
Owens & Minor, Inc.	29,743	755,472
Pediatrix Medical Group, Inc. (b)	7,184	394,042
Renal Care Group, Inc. (b)	25,182	811,616
Sierra Health Services, Inc. (b)(c)	12,005	575,400

		4,640,336

Industrials (18.0%)
Briggs & Stratton Corp. (c)	6,962	565,314
Curtiss-Wright Corp.	15,140	866,462
EMCOR Group, Inc (b)	8,502	319,845
Esterline Technologies Corp. (b)	17,700	541,443
Gardner Denver, Inc. (b)	23,040	635,213
Genlyte Group, Inc. (b)	12,166	783,369
Gorman-Rupp Co.	20,225	411,781
Granite Construction, Inc. (c)	30,260	723,214
Insituform Technologies, Inc. — Class A (b)	24,732	461,746
Kaydon Corp. (c)	21,355	614,383
Moog, Inc. — Class A (b)	19,900	722,370
Mueller Industries, Inc.	22,035	946,403
Oshkosh Truck Corp.	13,420	765,745
Regal-Beloit Corp.	40,738	985,452
Universal Forest Products, Inc.	21,984	751,853
USF Corp.	29,750	1,067,729
Woodward Governor Co.	13,932	940,271

		12,102,593

Information Technology (6.6%)
Exar Corp. (b)(c)	28,912	409,394
Helix Technology Corp.	3,075	41,805
Imation Corp.	32,155	1,144,396
Intersil Corp. — Class A	14,530	231,463
Ixia (b)	10,320	100,310
KEMET Corp. (b)	22,288	180,310
Perot Systems Corp. — Class A (b)	43,900	705,034
Register.com, Inc. (b)	117,023	636,605
Rimage Corp. (b)	31,720	444,080
SBS Technologies, Inc. (b)	25,720	313,784
Standard Microsystems Corp. (b)	800	14,008
Take-Two Interactive Software, Inc. (b)(c)	6,908	226,928

		4,448,117

Materials (4.9%)
Cambrex Corp.	12,468	273,673
Gibraltar Steel Corp.	24,418	882,955
Glatfelter	56,645	701,832
Minerals Technologies, Inc.	9,968	586,716
Spartech Corp.	32,440	814,244

		3,259,420

Utilities (3.9%)
AGL Resources, Inc.	17,610	541,860
Empire District Electric Co. (The) (c)	31,760	652,665
Laclede Group, Inc. (The)	15,368	449,207
Nicor, Inc. (c)	9,830	360,761
UIL Holdings Corp.	12,666	623,041

		2,627,534

Total Common Stocks (Cost $48,654,470)		62,717,060

Continued

Small Company Value Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Shares	Fair Value
Exchange Traded Funds (1.7%)
iShares Russell 2000 Index Fund (c)	4,800	$547,296
iShares Russell 2000 Value Fund	3,500	598,850

Total Exchange Traded Funds (Cost $1,106,401)		1,146,146

Investment Companies (5.8%)
Federated Prime Cash Obligations Fund — Institutional Class	2,454,322	2,454,322
Federated Prime Obligations Fund — Institutional Class	1,465,230	1,465,230

Total Investment Companies (Cost $3,919,552)		3,919,552

	Principal Amount	Fair Value
Securities Held as Collateral for Securities on Loan (20.6%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	$13,885,225	$13,885,225

Total Securities Held as Collateral for Securities on Loan (Cost $13,885,225)		13,885,225

Total Investments (Cost $67,565,648) (a) — 121.4%		81,667,983
Net other assets (liabilities) — (21.4%)		(14,375,117)

Net Assets — 100.0%		$67,292,866

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$14,888,965
Unrealized depreciation	(786,630)

Net unrealized appreciation	$14,102,335

(b)	Represents non-income producing securities.
(c)	Represents the security or a portion of the security was on loan as of September 30, 2004.

REIT	— Real Estate Investment Trust

See accompanying notes to the financial statements.

Small Company Growth Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Common Stocks (98.5%)
Consumer Discretionary (8.9%)
Aaron Rents, Inc. (c)	58,732	$1,278,008
Aeropostale, Inc. (b)	34,242	897,140
Aztar Corp. (b)(c)	64,040	1,697,060
Finish Line, Inc. (The) — Class A	36,289	1,122,056
Fossil, Inc. (b)(c)	34,000	1,051,960
Quiksilver, Inc. (b)(c)	20,539	522,101
RARE Hospitality International, Inc. (b)	63,880	1,702,402
Red Robin Gourmet Burgers, Inc. (b)	15,000	655,050
Sonic Corp. (b)	8,539	218,855

		9,144,632

Consumer Staples (1.1%)
United Natural Foods, Inc. (b)(c)	42,693	1,135,634

Energy (6.3%)
Atwood Oceanics, Inc. (b)	39,020	1,855,011
Core Laboratories N.V. (b)	72,579	1,784,718
KCS Energy, Inc. (b)	85,387	1,187,733
Oceaneering International, Inc. (b)(c)	45,000	1,657,800

		6,485,262

Financials (9.2%)
Fidelity Bankshares, Inc.	40,020	1,488,343
Harbor Florida Bancshares, Inc.	21,347	663,892
Hilb, Rogal & Hobbs Co. (c)	32,020	1,159,764
Horace Mann Educators Corp.	73,232	1,287,419
InnKeepers USA Trust	90,000	1,119,600
NewAlliance Bancshares, Inc.	80,050	1,148,718
Prosperity Bancshares, Inc.	50,994	1,362,560
Texas Regional Bancshares, Inc. — Class A	40,024	1,244,346

		9,474,642

Health Care (25.5%)
Amedisys, Inc. (b)	47,000	1,407,650
AMERIGROUP Corp. (b)	31,818	1,789,762
AtheroGenics, Inc. (b)(c)	22,693	747,734
Bone Care International, Inc. (b)	30,000	729,000
Centene Corp. (b)	38,020	1,618,892
Chemed Corp.	12,000	668,880
Connetics Corp. (b)(c)	37,357	1,009,386
DOV Pharmaceutical, Inc. (b)	30,000	514,200
EPIX Pharmaceuticals, Inc. (b)	53,367	1,030,517
INAMED Corporation (b)	34,000	1,620,780
Inveresk Research Group, Inc. (b)	28,676	1,057,858
Kyphon, Inc. (b)	53,367	1,322,434
LabOne, Inc. (b)(c)	37,020	1,082,095
LifePoint Hospitals, Inc. (b)(c)	39,673	1,190,587
Medical Resources, Inc. (b)	269	—
Palomar Medical Technologies, Inc. (b)	28,926	634,058
Pediatrix Medical Group, Inc. (b)	16,938	929,049
Renal Care Group, Inc. (b)	45,000	1,450,350
Respironics, Inc. (b)	20,000	1,068,800
Salix Pharmaceuticals, Inc. (b)(c)	65,641	1,412,594
Serologicals Corp. (b)(c)	65,305	1,523,566
SFBC International, Inc. (b)	72,045	1,895,503
Sierra Health Services, Inc. (b)(c)	21,347	1,023,162
Telik, Inc. (b)	20,000	446,000

		26,172,857

Industrials (19.1%)
A.S.V., Inc. (b)	34,000	1,272,620
Bowne & Company, Inc.	74,714	970,535

	Shares	Fair Value
Common Stocks, continued
Industrials, continued
Cummins, Inc.	10,000	$738,900
Esterline Technologies Corp. (b)	15,000	458,850
Forward Air Corp. (b)(c)	48,030	1,922,161
II-VI, Inc. (b)	37,636	1,317,636
Insituform Technologies, Inc. — Class A (b)	60,000	1,120,200
Kennametal, Inc. (c)	28,818	1,301,133
Labor Ready, Inc. (b)	70,000	981,400
Moog, Inc. — Class A (b)	27,000	980,100
Standard Pacific Corp.	21,347	1,203,330
Steel Dynamics, Inc. (c)	40,000	1,544,800
Techne Corp. (b)	5,337	203,767
Tessera Technologies, Inc. (b)	47,000	1,038,700
Toro Co. (The) (c)	3,736	255,169
UTI Worldwide, Inc.	32,020	1,883,096
Varian, Inc. (b)	6,404	242,519
Waste Connections, Inc. (b)	67,395	2,135,074

		19,569,990

Information Technology (16.8%)
Activision, Inc. (b)	75,000	1,040,250
ANSYS, Inc. (b)	28,212	1,402,983
Anteon International Corp. (b)	61,906	2,268,855
Ask Jeeves, Inc. (b)	20,000	654,200
Digital Insight Corp. (b)(c)	13,367	182,192
EarthLink, Inc. (b)	41,347	425,874
Equinix, Inc. (b)	10,000	307,700
Exar Corp. (b)(c)	60,000	849,600
F5 Networks, Inc. (b)(c)	58,310	1,776,123
Greenfield Online, Inc. (b)	15,000	304,650
Hyperion Solutions Corp. (b)(c)	32,751	1,113,206
Kronos, Inc. (b)	5,337	236,376
MICROS Systems, Inc. (b)	26,077	1,305,675
NETGEAR, Inc. (b)(c)	15,000	183,300
RADWARE Ltd. (b)	20,000	440,000
RSA Security, Inc. (b)(c)	86,734	1,673,966
Semtech Corp. (b)(c)	20,000	383,400
THQ, Inc. (b)(c)	83,704	1,628,880
Trimble Navigation, Ltd. (b)	33,548	1,060,117

		17,237,347

Materials (3.9%)
Airgas, Inc. (c)	69,232	1,666,414
Cytec Industries, Inc.	20,000	979,000
Hercules, Inc. (b)(c)	54,000	769,500
Spartech Corp.	22,000	552,200

		3,967,114

Technology (4.7%)
AMIS Holdings, Inc. (b)	91,367	1,235,282
Benchmark Electronics, Inc. (b)(c)	49,000	1,460,199
Intermagnetics General Corp. (b)	48,030	1,111,895
Overland Storage, Inc. (b)	75,000	1,049,250

		4,856,626

Telecommunication Services (3.0%)
Alamosa Holdings, Inc. (b)(c)	126,060	963,097
Comtech Telecommunications Corp. (b)	20,000	542,000
InfoSpace, Inc. (b)(c)	33,000	1,563,870

		3,068,967

Total Common Stocks (Cost $88,931,972)		101,113,071

Continued

Small Company Growth Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Shares or Principal Amount	Fair Value
Investment Company (2.2%)
Federated Prime Cash Obligations Fund — Institutional Class	2,260,538	$2,260,538

Total Investment Company (Cost $2,260,538)		2,260,538

Securities Held as Collateral for Securities on Loan (27.7%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	$28,371,625	28,371,625

Total Securities Held as Collateral for Securities on Loan (Cost $28,371,625)		28,371,625

Total Investments (Cost $119,564,135) (a) — 128.4%		131,745,234
Net other assets (liabilities) — (28.4)%		(29,138,943)

Net Assets — 100.0%		$102,606,291

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$14,000,555
Unrealized depreciation	(1,819,456)

Net unrealized appreciation	$12,181,099

(b)	Represents non-income producing securities.
(c)	Represents the security or a portion of the security was on loan as of September 30, 2004.

See accompanying notes to the financial statements.

Special Opportunities Equity Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Common Stocks (87.1%)
Commercial Services (8.7%)
Cendant Corp.	151,500	$3,272,400
ChoicePoint, Inc. (b)	56,360	2,403,754
WCI Communities, Inc. (b)	122,240	2,848,192

		8,524,346

Consumer Discretionary (19.3%)
Anheuser-Busch Cos., Inc.	60,150	3,004,493
Costco Wholesale Corp. (b)	61,941	2,574,268
Fox Entertainment Group, Inc. — Class A (b)	124,365	3,449,885
Hain Celestial Group, Inc. (b)	171,818	3,037,742
Smithfield Foods, Inc. (b)	132,200	3,305,000
YUM! Brands, Inc.	81,450	3,311,757

		18,683,145

Energy (10.7%)
Apache Corp.	69,900	3,502,689
Pioneer Natural Resources Co.	106,035	3,656,087
XTO Energy, Inc.	101,725	3,304,028

		10,462,804

Financials (9.7%)
Allstate Corp.	67,200	3,224,928
MBIA, Inc.	56,700	3,300,507
Wells Fargo & Co.	50,000	2,981,500

		9,506,935

Health Care (13.7%)
Laboratory Corporation of America Holdings (b)	78,700	3,440,764
Manor Care, Inc.	119,860	3,591,005
MedCath Corp. (b)	203,040	3,212,093
STERIS Corp. (b)	68,602	1,505,128
Watson Pharmaceuticals, Inc. (b)	54,880	1,616,765

		13,365,755

Industrials (3.3%)
L-3 Communications Holdings, Inc.	47,750	3,199,250

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Information Technology (14.6%)
AVX Corp.	15,459	$183,189
CACI International, Inc. — Class A (b)	66,645	3,517,523
Comcast Corp. — Class A (b)	111,245	3,141,559
Internet Security Systems, Inc. (b)	214,240	3,642,080
VERITAS Software Corp. (b)	210,585	3,748,413

		14,232,764

Insurance (7.1%)
Coventry Health Care, Inc. (b)	64,500	3,442,365
Markel Corp. (b)	11,410	3,518,844

		6,961,209

Total Common Stocks (Cost $71,932,335)		84,936,208

U.S. Treasury Bills* (5.1%)
1.55%, 10/28/04	$2,000,000	1,997,812
1.58%, 12/2/04	3,000,000	2,991,780

Total U.S. Treasury Bills (Cost $4,989,526)		4,989,592

Investment Companies (7.2%)
Federated Prime Cash Obligations Fund — Institutional Class	4,656,811	4,656,811
Federated Prime Obligations Fund — Institutional Class	1,745,812	1,745,812
Morgan Stanley Quality Municipal Income Trust	35,800	491,534
Van Kampen Trust for Investment Grade Municipals	10,000	153,600

Total Investment Companies (Cost $7,015,265)		7,047,757

Total Investments (Cost $83,937,126) (a) — 99.4%		96,973,557
Net other assets (liabilities) — 0.6%		570,672

Net Assets — 100.0%		$97,544,229

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$13,611,699
Unrealized depreciation	(575,268)

Net unrealized appreciation	$13,036,431

(b)	Represents non-income producing securities.

*	Discount note. Rate disclosed represents the effective yield at September 30, 2004.

See accompanying notes to the financial statements.

International Equity Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Common Stocks (97.9%)
Australia (3.6%)
Banks (1.1%)
Australia & New Zeland Banking Group, Ltd.	114,157	$1,580,078
National Australia Bank, Ltd.	44,411	871,964

		2,452,042

Gas — Distribution (0.4%)
Australian Gas Light Company, Ltd.	88,737	862,089

Media (0.6%)
News Corp., Ltd.	162,647	1,287,777

Property & Casualty Insurance (1.0%)
QBE Insurance Group, Ltd.	245,116	2,336,732

Specialty Retail & Food Products (0.3%)
Woolworths, Ltd.	79,614	789,101

Transportation (0.3%)
Qantas Airways, Ltd. (c)	310,266	778,967

		8,506,708

Austria (0.5%)
Telecommunications (0.5%)
Telekom Austria AG	78,148	1,096,337

Belgium — (1.2%)
Banking & Insurance Services (1.0%)
Fortis	100,095	2,385,200

Chemicals (0.2%)
Solvay SA	6,234	577,617

		2,962,817

Brazil (0.6%)
Banks (0.3%)
Banco Bradesco SA — ADR	11,700	616,590

Oil & Gas (0.3%)
Petroleo Brasileiro SA — ADR	20,200	712,050

		1,328,640

Finland (2.0%)
Paper & Related Products (0.7%)
UPM — Kymmene, Oyj	90,400	1,723,564

Telecommunications (1.3%)
Nokia, Oyj	219,900	3,030,275

		4,753,839

France (8.0%)
Banks (1.1%)
BNP Paribas SA	40,649	2,628,876

Computer Services (0.4%)
Cap Gemini SA (b)	33,935	798,942

Oil & Gas (2.8%)
Total SA	32,422	6,613,032

Pharmaceuticals (1.7%)
Sanofi-Aventis SA	55,120	4,003,492

Real Estate (0.7%)
Unibail	13,817	1,666,013

Telecommunications (1.3%)
France Telecom SA	126,630	3,159,254

		18,869,609

Germany (0.4%)
Automobiles & Trucks (2.2%)
Volkswagen AG	24,159	929,343

	Shares	Fair Value
Common Stocks, continued
Great Britain (33.6%)
Banks (8.2%)
Abbey National PLC	15,486	$157,147
Barclays PLC	513,760	4,934,181
Credit Suisse Group	123,261	3,945,025
HBOS PLC	131,792	1,781,586
HSBC Holdings PLC	135,690	2,156,385
Royal Bank of Scotland Group PLC	222,447	6,433,368

		19,407,692

Beverages — Wine/Spirits (2.2%)
Diageo PLC	422,095	5,277,622

Building & Construction (0.3%)
Balfour Beatty PLC	115,462	582,698

Diversified Chemicals (0.7%)
BOC Group PLC	60,440	968,179
Clariant AG	56,774	681,689

		1,649,868

Distribution/Wholesale (0.3%)
Wolseley PLC	38,811	663,553

Diversified Operations/Commercial (0.6%)
Rentokil Initial PLC	523,853	1,428,647

Diversified Telecommunication Services (1.0%)
BT Group PLC	716,822	2,334,851

Electric — Distribution (2.4%)
National Grid Transco PLC	353,918	2,990,202
Scottish & Southern Energy PLC	198,711	2,805,035

		5,795,237

Electronic Parts — Distribution (0.4%)
Electrocomponents PLC	179,057	1,009,092

Food & Beverage (1.0%)
Cadbury Schweppes PLC	321,396	2,475,189

Food Service — Catering (0.3%)
Compass Group PLC	191,562	765,415

Gas — Distribution (0.5%)
Centrica PLC	266,020	1,209,949

Insurance (0.1%)
Prudential Corp. PLC	22,749	185,710

Media (0.8%)
ITV PLC	346,316	676,190
Reuters Group PLC	205,260	1,158,621

		1,834,811

Oil & Gas (5.6%)
BP PLC	752,503	7,192,993
Shell Transportation & Trading Co. PLC	828,223	6,085,792

		13,278,785

Pharmaceuticals (1.4%)
AstraZeneca Group PLC	80,355	3,298,071

Retail — Building (1.3%)
Kingfisher PLC	551,193	3,078,830

Retail — Food (2.1%)
William Morrison Supermarkets PLC	276,498	964,499
Tesco PLC	771,161	3,986,114

		4,950,613

Continued

International Equity Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Shares	Fair Value
Common Stocks, continued
Great Britain, continued
Telecommunications (3.5%)
Vodafone Group PLC	3,427,543	$8,214,054

Tobacco (0.9%)
Gallaher Group PLC	194,140	2,262,064

		79,702,751

Hong Kong (1.5%)
Broadcasting (0.1%)
Television Broadcasts, Ltd.	65,000	290,945

Real Estate (1.1%)
Cheung Kong, Ltd.	146,000	1,249,904
Sun Hung Kai Properties, Ltd.	138,000	1,300,885

		2,550,789

Telecommunications (0.3%)
China Mobile (Hong Kong), Ltd. — ADR	47,900	732,870

		3,574,604

Ireland (3.0%)
Banking & Finance (1.8%)
Bank of Ireland	317,274	4,281,355

Building & Construction (1.2%)
CRH PLC	119,379	2,835,817

		7,117,172

Israel (0.2%)
Pharmaceuticals (0.2%)
Teva Pharmaceutical Industries, Ltd. — ADR	19,000	493,050

Italy (2.4%)
Banking & Finance (1.3%)
UniCredito Italiano S.p.A.	613,119	3,095,906

Oil & Gas (1.1%)
Eni S.p.A.	117,433	2,634,776

		5,730,682

Japan (18.3%)
Automobiles & Trucks (4.0%)
Honda Motor Company, Ltd.	100,100	4,858,738
Mitsubishi Corp.	142,000	1,537,263
NGK Spark Plug Company, Ltd.	104,000	1,085,234
Nissan Motor Company, Ltd.	176,800	1,928,464
Toyota Motor Corp.	1,200	46,031

		9,455,730

Banks (1.6%)
Sumitomo Mitsui Financial Group, Inc.	210	1,202,563
Sumitomo Trust & Banking Company, Ltd.	198,000	1,173,440
Takefuji Corp.	21,290	1,364,309

		3,740,312

Broadcasting (0.2%)
SKY Perfect Communications, Inc. (b)	448	525,310

Building — Residential/Commercial (0.5%)
Sekisui House, Ltd.	123,000	1,176,167

Computers (0.2%)
Meitec Corp.	14,900	536,327

Cosmetics & Toiletries (1.2%)
Kao Corp.	133,000	2,943,735

	Shares	Fair Value
Common Stocks, continued
Japan, continued
Diversified Chemicals (1.3%)
Nitto Denko Corp.	43,600	$2,009,289
Shin-Etsu Chemical Company, Ltd.	26,600	957,469

		2,966,758

Electric Products (0.7%)
Funai Electric Company, Ltd.	12,200	1,647,884
Yokogawa Electric Corp.	9,000	103,650

		1,751,534

Electronic Components (1.2%)
Rohm Company, Ltd.	29,300	2,950,907

Machinery (0.4%)
Toyota Industries Corp.	36,000	819,706

Office Equipment (1.7%)
Canon, Inc.	86,400	4,068,100

Paper & Related Products (0.5%)
Nippon Unipac Holding	278	1,220,506

Pharmaceuticals (1.5%)
Takeda Chemical Industries, Ltd.	78,500	3,567,695

Photographic Products (0.6%)
Fuji Photo Film Company, Ltd.	41,000	1,349,089

Property & Casualty Insurance (0.8%)
Sompo Japan Insurance, Inc.	231,000	1,961,133

Telecommunications (1.9%)
Nippon Telegraph & Telephone Corp.	73	291,297
NTT DoCoMo, Inc.	2,413	4,101,540

		4,392,837

		43,425,846

Netherlands (7.6%)
Air Freight & Logistics (1.4%)
TPG NV	135,110	3,305,284

Banking & Finance (1.8%)
ABN AMRO Holding NV	191,040	4,345,652

Electronics (0.6%)
Koninklijke (Royal) Philips Electronics NV	60,059	1,377,387

Publishing (2.5%)
Reed Elsevier NV	227,769	2,937,584
VNU NV	111,334	2,866,257

		5,803,841

Telecommunications (1.3%)
Koninklijke (Royal) KPN NV	412,388	3,092,718

		17,924,882

Portugal (0.8%)
Electric Integrated (0.2%)
Electricidade de Portugal SA	162,391	474,621

Telecommunications (0.6%)
Portugal Telecom SGPS SA	139,696	1,541,077

		2,015,698

Russia (0.6%)
Oil Comp-Intergrated (0.3%)
LUKOIL — ADR	5,400	669,600

Telecommunications (0.3%)
VimpelCom — ADR (b)	6,500	707,200

		1,376,800

Continued

International Equity Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Shares	Fair Value
Common Stocks, continued
South Korea (1.1%)
Banks (0.4%)
Kookmin Bank — ADR	31,900	$1,015,696

Steel (0.5%)
POSCO	7,550	1,123,980

Telecommunications (0.2%)
SK Telecom Company, Ltd. — ADR	27,800	540,710

		2,680,386

Spain (0.9%)
Banking & Finance (0.9%)
Banco Bilbao Vizcaya Argentaria SA	59,912	825,602
Banco Santander Central Hispano SA	129,555	1,266,466

		2,092,068

Sweden (4.0%)
Appliances (0.4%)
Electrolux AB — Class B	54,700	999,286

Banking & Finance (0.5%)
Svenska Handelsbanken AB — Class A	59,800	1,252,627

Building Materials/Services (0.6%)
Sandvik Ab	42,900	1,481,993

Paper & Related Products (1.0%)
Svenska Cellulosa AB — Class B	61,800	2,402,291

Specialty Retail (0.7%)
Hennes & Mauritz AB — Class B	55,650	1,532,605

Tobacco (0.8%)
Swedish Match AB — Class B	179,500	1,898,479

		9,567,281

Switzerland (7.6%)
Building Materials/Services (0.9%)
Holcim, Ltd.	40,716	2,153,360

	Shares or Principal Amount	Fair Value
Common Stocks, continued
Switzerland, continued
Commercial Services & Supplies (0.8%)
Adecco SA	38,144	$1,899,388

Food Products (1.5%)
Nestle SA	15,712	3,609,053

Insurance (0.6%)
Swiss Re	25,552	1,474,509

Medical Products (0.4% )
Nobel Biocare Holding AG	5,323	828,312

Pharmaceuticals (3.4%)
Actelion, Ltd. (b)	14,652	1,506,269
Novartis AG	15,210	710,965
Roche Holding AG	56,722	5,876,747

		8,093,981

		18,058,603

Total Common Stocks (Cost $200,623,671)		232,207,116

Convertible Bond (0.4%)
Japan (0.4%)
Finance (0.4%)
SMFG Finance, Ltd., 2.25%, 7/11/05 (d)	51,000,000	933,732

Total Convertible Bond (Cost $386,382)
Investment Company — 0.4%
Bank of New York, Brussels	997,321	997,321

Total Investment Company (Cost $997,321)
Total Investments (Cost $202,007,374) (a) — 98.7%		234,138,169
Net other assets (liabilities) — 1.3%		2,965,404

Net Assets — 100.0%		$237,103,573

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$36,178,510
Unrealized depreciation	(4,047,715)

Net unrealized appreciation	$32,130,795

(b)	Represents non-income producing securities.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.
(d)	Principal amount is disclosed as the face amount of the security in its local currency.

ADR — American Depository Receipt.

At September 30, 2004 the Fund’s foreign currency exchange contracts were as follows:

Currency	Delivery Date	Contract Amount in Local Currency	Contract Value In USD	Fair Value	Unrealized Appreciation (Depreciation)
Short
British Sterling Pound	12/17/2004	9,800,000.00	$17,593,940	$17,657,041	$(63,101)
British Sterling Pound	12/17/2004	600,000.00	1,079,880	1,081,043	(1,163)

Total Short Contracts			$18,673,820	$18,738,084	$(64,264)

Long
British Sterling Pound	12/17/2004	1,100,000.00	$2,002,990	$1,981,913	$(21,077)
British Sterling Pound	12/27/2004	1,200,000.00	2,132,160	2,162,087	29,927
Swedish Krona	10/4/2004	3,800,000.00	530,242	530,197	(45)

Total Long Contracts			$4,665,392	$4,674,197	$8,805

See accompanying notes to the financial statements.

Short U.S. Government Fund

Schedule of Portfolio Investments September 30, 2004

	Principal Amount	Fair Value
Corporate Bonds (7.8%)
Consumer Staples (1.8%)
Amoco Co., 6.25%, 10/15/04 (b)	$745,000	$745,858
Wal-Mart Stores, Inc., 1.70%, 2/22/05*	3,000,000	2,999,562

		3,745,420

Financial Services (6.0%)
BP Capital Markets, 2.625%, 3/15/07 (b)	3,000,000	2,973,732
Citigroup, Inc., 1.78%, 2/7/05* (b)	3,000,000	3,000,711
General Electric Capital Corp., 5.375%, 3/15/07 (b)	2,000,000	2,104,894
Lehman Brothers Holdings, 4.00%, 1/22/08	1,000,000	1,015,781
Verizon Global Funding Corp., 6.75%, 12/1/05	3,000,000	3,140,547

		12,235,665

Total Corporate Bonds (Cost $15,767,894)		15,981,085

Mortgage-Backed Securities (30.7%)
Federal Home Loan Mortgage Corp. (13.3%)
5.00%, 12/1/08, Pool # M80714	1,095,151	1,119,468
4.50%, 12/1/09, Pool # M80791	5,624,879	5,703,698
4.50%, 1/1/10, Pool # M80792	2,964,195	3,005,206
3.50%, 1/15/10, Pool # 2663	1,925,919	1,937,052
4.00%, 3/1/10, Pool # M80806	3,800,563	3,803,174
4.50%, 1/15/11, Pool # 2782	4,666,685	4,739,876
5.00%, 3/15/12, Series 2776 EK, CMO	2,252,789	2,277,939
6.50%, 5/1/13, Pool # E00548	507,707	537,794
2.25%, 4/15/16, Series 2613, Class — BM, CMO*	2,787,612	2,769,784
6.00%, 9/1/16, Pool # E01049	1,275,625	1,337,785

		27,231,776

Federal National Mortgage Assoc. (16.3%)
3.50%, 3/25/09, Series 2003-92, Class — PA, CMO	4,811,514	4,837,748
4.50%, 8/25/09, Series 2003-3, Class — PA, CMO	1,574,789	1,586,650
4.50%, 1/1/10, Pool # 254626	2,509,680	2,548,734
2.00%, 1/25/11, Series 2003-83, Class — AP, CMO	3,676,000	3,652,185
4.50%, 9/25/12, Series 2002-82, Class — XJ	4,300,605	4,343,784
6.50%, 8/1/13, Pool # 251901	1,144,918	1,213,742
3.50%, 11/25/14, Series 2003-99, Class — TA	1,505,780	1,504,663
6.00%, 3/1/16, Pool # 253702	841,402	883,072
6.00%, 4/1/16, Pool # 535846	829,325	870,398
6.50%, 4/1/16, Pool # 253706	1,430,888	1,515,824
6.00%, 8/1/16, Pool # 545125	591,669	620,829
5.00%, 11/1/17, Pool # 254510	2,778,924	2,831,154
5.00%, 12/1/17, Pool # 254545	2,965,800	3,021,541
4.50%, 3/1/18, Pool # 555292	4,007,064	4,004,785

		33,435,109

Government National Mortgage Assoc. (1.1%)
3.50%, 5/20/22, Series 2003-95, Class — PU, CMO	2,161,403	2,167,468

Total Mortgage-Backed Securities (Cost $62,816,613)		62,834,353

U.S. Government Agencies (43.0%)
Federal Home Loan Bank (13.8%)
4.625%, 4/15/05, Series 306 (b)	2,000,000	2,026,426

	Shares or Principal Amount	Fair Value
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
1.79%, 6/17/05	$3,000,000	$2,990,571
2.25%, 12/15/05 (b)	3,000,000	2,992,233
5.125%, 3/6/06 (b)	4,000,000	4,144,108
2.875%, 9/15/06 (b)	5,000,000	5,009,055
2.50%, 4/5/07	3,000,000	2,960,826
3.625%, 11/14/08 (b)	8,000,000	8,033,776

		28,156,995

Federal Home Loan Mortgage Corp. (14.8%)
1.51%, 2/2/05*	2,000,000	1,997,388
4.25%, 6/15/05 (b)	4,000,000	4,056,016
2.00%, 2/23/06, Series MTN, Callable 2/23/05 @ 100	4,000,000	3,968,736
4.875%, 3/15/07 (b)	6,000,000	6,267,815
4.00%, 10/29/17, Callable 10/29/04 @ 100	5,000,000	5,006,835
3.25%, 2/25/08, Callable 2/25/05 @ 100	4,000,000	3,964,392
3.50%, 4/1/08 (b)	5,000,000	4,976,285

		30,237,467

Federal National Mortgage Assoc. (12.9%)
7.00%, 7/15/05 (b)	450,000	466,533
4.75%, 1/02/07 (b)	5,000,000	5,184,325
2.625%, 1/19/07, Callable 1/19/05 @100 (b)	4,000,000	3,961,720
3.75%, 5/17/07, Callable 5/17/05 @ 100 (b)	8,000,000	8,041,096
6.625%, 10/15/07 (b)	8,000,000	8,782,032

		26,435,706

Student Loan Marketing Assoc. (1.5%)
1.83%, Series MTN, 4/25/06 * (b)	3,000,000	3,006,588

Total U.S. Government Agencies (Cost $87,907,201 )		87,836,756

U.S. Treasury Notes (13.8%)
2.125%, 10/31/04 (b)	1,000,000	1,000,391
2.00%, 5/15/06 (b)	10,000,000	9,931,640
2.625%, 11/15/06 (b)	1,500,000	1,499,472
5.50%, 2/15/08 (b)	10,000,000	10,800,780
3.25%, 8/15/08	3,000,000	3,014,181
3.875%, 1/15/09 (b)	1,732,445	1,950,286

Total U.S. Treasury Notes (Cost $28,210,800)		28,196,750

Municipal Bonds (1.5%)
New York City, 2.50%, 8/1/05	3,000,000	2,993,400

Total Municipal Bonds (Cost $3,001,716)		2,993,400

Investment Company (3.0%)
Federated Government Obligations Fund — Institutional Class	6,037,562	6,037,562

Total Investment Company (Cost $6,037,562)		6,037,562

Securities Held as Collateral for Securities on Loan (45.1%)
Pool of Various Securities for BB&T Funds — Note 2 — Security Loans	$92,254,937	92,254,937

Total Securities Held as Collateral for Securities on Loan (Cost $92,254,937)		92,254,937

Total Investments (Cost $295,996,723) (a) — 144.9%		296,134,843
Net other assets (liabilities) — (44.9%)		(91,758,830)

Net Assets — 100.0%		$204,376,013

Continued

Short U.S. Government Fund

Schedule of Portfolio Investments, continued September 30, 2004

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation as follows:

Unrealized appreciation	$991,217
Unrealized depreciation	(853,097)

Net unrealized appreciation	$138,120

(b)	Represents the security or a portion of the security was on loan as of September 30, 2004.

CMO — Collateralized Mortgage Obligation.

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of September 30, 2004. The maturity date reflected is the final maturity date.

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund

Schedule of Portfolio Investments September 30, 2004

	Principal Amount	Fair Value
Corporate Bonds (9.2%)
Banking & Financial Services (5.9%)
Bank of America Corp., 7.125%, 9/15/06 (b)	$1,000,000	$1,077,717
Barclays Bank PLC, 7.40%, 12/15/09 (b)	500,000	578,410
Citicorp, Series C, 7.00%, 7/1/07	750,000	822,380
Citigroup, Inc., 7.25%, 10/1/10	4,000,000	4,695,411
Fleet Boston Financial Corp., 3.85%, 2/15/08	4,170,000	4,218,364
General Electric Capital Corp., 5.375%, 3/15/07 (b)	3,000,000	3,157,341
General Electric Capital Corp., Series MTNA, 6.50%, 12/10/07 (b)	300,000	327,291
General Electric Capital Corp., Series MTNA, 7.50%, 6/15/09	500,000	578,020
Goldman Sachs Group, Inc., 4.125%, 1/15/08 (b)	1,500,000	1,528,907
Goldman Sachs Group, Inc., Series EMTN, 7.80%, 1/28/10	500,000	581,143
Mercantile Bankshares Corp., Series B, 4.625%, 4/15/13	1,150,000	1,123,238
Merrill Lynch & Company, Inc., 6.00%, 7/15/05	500,000	512,735
Merrill Lynch & Company, Inc., 6.56%, 12/16/07	125,000	136,578
Morgan Stanley Dean Witter, 6.50%, 11/1/05	500,000	521,315
Morgan Stanley Dean Witter, 6.10%, 4/15/06	2,000,000	2,094,804
Morgan Stanley Dean Witter, 5.30%, 3/1/13 (b)	1,000,000	1,024,934
Private Export Funding, Series J, 7.65%, 5/15/06	7,900,000	8,517,495
Toyota Motor Credit Co., 5.50%, 12/15/08	375,000	401,220
Wells Fargo & Co., Series J, 6.55%, 12/1/06	600,000	646,009

		32,543,312

Chemicals (0.0%)
E.I. du Pont de Nemours & Co., 6.875%, 10/15/09	200,000	226,939

Consumer Discretionary (0.5%)
Anheuser-Busch Cos., Inc., 5.375%, 9/15/08	350,000	370,813
Anheuser-Busch Cos., Inc., 5.125%, 10/1/08	600,000	629,846
Anheuser-Busch Cos., Inc., 4.375%, 1/15/13	2,000,000	1,982,760

		2,983,419

Consumer Staples (0.7%)
Coco-Cola Co., 5.75%, 3/15/11	1,000,000	1,088,955
Procter & Gamble Co., 6.875%, 9/15/09	850,000	967,353
Sara Lee Corp, Series MTNC, 5.95%, 1/9/06	650,000	673,245
Wal-Mart Stores, Inc., 5.875%, 10/15/05 (b)	1,000,000	1,033,671
Wal-Mart Stores, Inc., 5.45%, 8/1/06 (b)	300,000	313,558

		4,076,782

	Principal Amount	Fair Value
Corporate Bonds, continued
Energy (0.3%)
ChevronTexaco Capital Co., 3.50%, 9/17/07 (b)	$500,000	$504,671
ChevronTexaco Capital Co., 3.375%, 2/15/08	1,170,000	1,173,184

		1,677,855

Health Care (0.1%)
Abbott Laboratories, 5.625%, 7/1/06 (b)	500,000	523,441

Information Technology (0.4%)
IBM Corp., 6.45%, 8/1/07	500,000	543,067
IBM Corp., Series MTN, 5.40%, 10/1/08	500,000	530,488
IBM Corp., 5.375%, 2/1/09 (b)	900,000	959,655

		2,033,210

Materials (0.1%)
Alcoa, Inc., 7.375%, 8/1/10 (b)	500,000	583,019

Printing & Publishing (0.1%)
Washington Post Co., 5.50%, 2/15/09	500,000	531,155

Telecommunications (0.9%)
GTE North, Inc., 6.90%, 11/1/08	500,000	553,973
Verizon Pennsylvania, Series A, 5.65%, 11/15/11 (b)	4,000,000	4,222,532

		4,776,505

Utilities (0.2%)
WPS Resources Corp., 7.00%, 11/1/09	750,000	850,500

Total Corporate Bonds (Cost $47,970,893)		50,806,137

Mortgage-Backed Securities (36.6%)
Federal Home Loan Mortgage Corp. (8.9%)
6.00%, 9/1/08, Pool # M80700	561,122	576,662
5.00%, 11/1/09, Pool # M80779	4,168,445	4,260,992
6.50%, 5/1/13, Pool # E00548	507,707	537,794
6.00%, 9/1/16, Pool # E01049	1,766,249	1,852,317
6.00%, 5/1/17, Pool # E89746	2,554,819	2,679,128
4.50%, 2/1/18, Pool # E94445	11,179,381	11,168,972
4.50%, 8/15/22, Series 2649, Class — VJ, CMO	6,049,000	5,651,039
5.50%, 12/15/22, Series 2542, Class — DJ, CMO	5,000,000	5,121,916
5.00%, 7/15/23, Series 2638, Class — DH, CMO	2,302,000	2,264,662
7.00%, 8/15/23, Series 1644, Class — l, CMO	2,556,768	2,651,767
5.50%, 2/1/29, Pool # A18613	9,860,639	10,042,705
6.00%, 2/1/31, Pool # CO1153	844,018	873,349
6.50%, 12/1/31, Pool # C01271	1,160,718	1,218,576
6.50%, 2/1/32, Pool # C01297	334,642	351,323

		49,251,202

Federal National Mortgage Assoc. (20.8%)
6.00%, 10/1/08, Pool # 254041	354,951	363,542
6.00%, 2/1/09, Pool # 254243	759,481	779,399
6.00%, 4/1/13, Pool # 251656	491,564	516,734
6.00%, 11/1/13, Pool # 323363	730,979	768,409
6.50%, 12/1/13, Pool # 555005	549,483	582,676
6.00%, 3/1/16, Pool # 253702	336,561	353,229
6.00%, 4/1/16, Pool # 535846	1,658,651	1,740,796
6.50%, 5/1/16, Pool # 253799	1,723,962	1,826,294
6.00%, 8/1/16, Pool # 545125	788,892	827,772

Continued

Intermediate U.S. Government Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Principal Amount	Fair Value
Mortgage-Backed Securities, continued
Federal National Mortgage Assoc., continued
5.50%, 9/15/17, Series 2501, Class — MC, CMO	$18,663,910	$19,398,539
5.00%, 11/1/17, Pool # 254510	2,778,924	2,831,154
5.00%, 12/1/17, Pool # 254545	2,965,800	3,021,541
5.00%, 1/1/18, Pool # 650205	9,539,127	9,711,774
4.50%, 1/25/18, Series 2002-94, Class — HM, CMO	8,000,000	7,727,001
4.50%, 2/1/18, Pool # 683346	4,315,601	4,305,602
4.50%, 3/1/18, Pool # 555292	8,014,129	8,009,571
6.00%, 1/1/23, Pool # 254633	4,173,712	4,351,797
5.00%, 7/25/25, Series 2003-9, Class — JB, CMO	6,827,077	7,030,616
6.00%, 1/1/29, Pool # 252211	959,361	995,677
6.50%, 5/15/32, Pool # 569804	2,465,032	2,603,421
5.50%, 8/1/32, Pool # 555954	2,199,055	2,257,977
5.00%, 10/15/32, Series # 2553, Class — DJ, CMO	5,000,000	4,852,117
5.50%, 1/1/33, Pool # 678321	3,181,221	3,232,497
3.15%, 6/25/33, Series 2003-48, Class — KF, CMO*	1,984,010	1,988,687
5.00%, 7/1/33, Pool # 724965	4,787,092	4,747,428
5.00%, 8/1/33, Pool # 724635	2,176,243	2,160,835
5.00%, 8/1/33, Pool # 738751	2,698,602	2,677,912
5.00%, 10/1/33, Pool #753298	1,878,770	1,864,345
5.50%, 1/1/34, Pool # 757571	4,153,852	4,214,012
4.50%, 9/1/34, Pool #725866	9,999,010	9,544,367

		115,285,721

Government National Mortgage Assoc. (6.9%)
7.00%, 7/15/29, Pool # 510099	583,629	622,969
7.00%, 8/20/29, Pool # 2796	374,509	398,818
6.50%, 3/20/31, Pool # 3053	1,154,793	1,217,642
6.50%, 4/20/31, Pool # 3068	1,123,593	1,184,744
6.50%, 2/15/32, Pool # 538313	1,065,398	1,125,210
5.50%, 7/16/32, Series 2003-1, Class — PE, CMO	5,000,000	4,983,604
5.50%, 7/15/33, Pool #615287	28,320,439	28,871,084

		38,404,071

Total Mortgage-Backed Securities (Cost $202,225,104)		202,940,994

U.S. Government Agencies (39.2%)
Federal Farm Credit Bank (7.5%)
5.35%, 7/26/06, Series MTN	10,000,000	10,450,850
3.10%, 8/27/07	11,190,000	11,162,775
5.69%, 1/10/08	2,000,000	2,146,560
3.00%, 4/15/08 (b)	13,000,000	12,874,043
4.35%, 11/6/09 (b)	5,000,000	5,113,815

		41,748,043

Federal Home Loan Bank (11.2%)
6.05%, 2/23/05, Series KCO5	750,000	762,150
6.05%, 2/25/05, Series KE05	500,000	508,215
3.20%, 8/26/05, Series WY05 (b)	1,650,000	1,662,860
5.615%, 3/1/06, Series KY06 (b)	1,000,000	1,041,986
5.25%, 8/15/06, Series EY06 (b)	1,250,000	1,305,291
2.00%, 2/23/07, Callable 2/23/05 @ 100 (b)	13,000,000	12,981,540

	Principal Amount	Fair Value
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
2.45%, 3/23/07 (b)	$6,030,000	$5,946,889
3.125%, 8/15/07	10,000,000	9,988,460
3.50%, 4/22/08, Callable 10/22/04 @ 100	6,000,000	5,958,312
6.00%, 6/11/08, Series FJ08 (b)	1,100,000	1,199,289
3.375%, 7/21/08, Callable 1/21/05 @ 100 (b)	5,000,000	4,972,395
3.875%, 8/22/08, Callable 2/22/05 @ 100 (b)	1,250,000	1,255,013
6.12%, 5/21/09, Series FN09	500,000	553,087
7.375%, 2/12/10, Series BZ10 (b)	12,000,000	13,993,979

		62,129,466

Federal Home Loan Mortgage Corp. (8.7%)
6.50%, 11/18/04 (b)	1,300,000	1,307,710
5.95%, 1/19/06	400,000	417,392
2.375%, 5/19/06, Series MTN (b)	8,625,000	8,585,385
2.80%, 1/26/07, Series MTN	9,500,000	9,466,570
2.75%, 1/30/07, Series MTN1 (b)	10,000,000	9,963,040
3.50%, 9/15/07 (b)	1,000,000	1,010,440
3.50%, 3/12/08, Series MTN, Callable 3/12/05 @ 100 (b)	2,600,000	2,607,379
4.00%, 11/12/08, Callable 11/12/04 @ 100	5,000,000	5,009,430
3.00%, 1/7/11, Series MTN, Callable 1/7/05 @ 100 (b)	10,000,000	10,005,870

		48,373,216

Federal National Mortgage Assoc. (8.7%)
6.00%, 12/15/05 (b)	1,500,000	1,563,704
5.875%, 2/2/06 (b)	1,000,000	1,042,554
2.75%, 8/11/06 (b)	5,000,000	5,000,885
2.00%, 11/9/06, Callable 11/9/04 @ 100* (b)	15,000,000	14,997,405
6.00%, 5/15/08 (b)	500,000	543,813
7.25%, 1/15/10, Series B (b)	15,000,000	17,394,795
4.75%, 11/26/10, Callable 11/26/04 @ 100 (b)	6,100,000	6,116,421
6.08%, 12/15/10, Series MTN	500,000	553,913
6.00%, 12/21/11, Callable 12/21/04 @ 100	1,000,000	1,008,315

		48,221,805

Sovereign Agencies (3.1%)
Financing Corp., 8.60%, 9/26/19	500,000	683,737
Tennessee Valley Authority, Series A, 5.625%, 1/18/11	7,000,000	7,589,834
Tennessee Valley Authority, Series A, 6.79%, 5/23/12	5,000,000	5,778,225
Tennessee Valley Authority, 7.14%, 5/23/12	2,400,000	2,827,570

		16,879,366

Total U.S. Government Agencies (Cost $217,120,544)		217,351,896

U.S. Treasury Notes (14.4%)
1.625%, 10/31/05 (b)	55,000,000	54,656,249
2.00%, 5/15/06 (b)	1,450,000	1,440,088
4.625%, 5/15/06 (b)	250,000	258,643
3.50%, 11/15/06 (b)	250,000	254,385
6.25%, 2/15/07 (b)	1,250,000	1,350,879

Continued

Intermediate U.S. Government Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Shares or Principal Amount	Fair Value
U.S. Treasury Notes, continued
6.00%, 8/15/09 (b)	$500,000	$558,946
5.50%, 8/15/28	20,000,000	21,499,219

Total U.S. Treasury Notes (Cost $80,102,413)		80,018,409

Investment Company (0.1%)
Federated Government Obligations Fund — Institutional Class	578,758	578,758

Total Investment Company (Cost $578,758)		578,758

Securities Held as Collateral for Securities on Loan (37.8%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	209,338,787	209,338,787

Total Securities Held as Collateral for Securities on Loan (Cost $209,338,787)		209,338,787

Total Investments (Cost $757,336,499) (a) — 137.3%		761,034,981
Net other assets (liabilities) — (37.3%)		(206,903,913)

Net Assets — 100.0%		$554,131,068

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$5,309,259
Unrealized depreciation	(1,610,777)

Net unrealized appreciation	$3,698,482

(b)	Represents the security or a portion of the security was on loan as of September 30, 2004.

CMO — Collateralized Mortgage Obligation.

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect at September 30, 2004. The maturity date reflected is the final maturity date.

See accompanying notes to the financial statements.

Intermediate Corporate Bond Fund

Schedule of Portfolio Investments September 30, 2004

	Principal Amount	Fair Value
Corporate Bonds (86.6%)
Auto-Cars/Light Trucks (1.5%)
DaimlerChrysler Holdings, 2.34%, 5/24/06 *	$1,000,000	$1,003,702
DaimlerChrysler Holdings, 4.75%, 1/15/08	2,000,000	2,059,762
Lear Corp., Series B, 8.11%, 5/15/09	1,000,000	1,154,595

		4,218,059

Banking & Financial Services (30.2%)
AIG SunAmerica Global Financial, 5.85%, 8/1/08, (b)	2,000,000	2,156,062
Bank of America Corp., 7.40%, 1/15/11 (c)	2,000,000	2,330,890
Bank of America Corp., 5.125%, 11/15/14 (c)	2,000,000	2,040,846
Bank One Corp., 5.25%, 1/30/13	2,000,000	2,055,914
Bear Stearns Company Inc., 1.98%, 1/30/09* (c)	1,000,000	1,002,107
Bear Stearns Company Inc., 5.70%, 11/15/14 (c)	1,000,000	1,052,030
Berkshire Hathaway, Inc., 3.375%, 10/15/08 (c)	3,000,000	2,976,414
Capital One Bank, 4.25%, 12/1/08 (c)	1,000,000	1,011,906
Citigroup, Inc., 5.625%, 8/27/12 (c)	4,000,000	4,275,379
Citigroup, Inc., 5.875%, 2/22/33 (c)	1,000,000	996,499
Countrywide Home Loan, 4.25%, 12/19/07	1,000,000	1,018,534
Dun & Bradstreet Corp., Series B, 6.625%, 3/15/06	2,000,000	2,081,538
ERAC USA Finance Co., 7.35%, 6/15/08 (b)	2,000,000	2,238,126
First Tennessee Bank, 4.625%, 5/15/13 (c)	1,000,000	985,313
FMR Corp., 7.57%, 6/15/29 (b)	1,000,000	1,212,595
Ford Motor Credit Co., 6.50%, 1/25/07 (c)	3,000,000	3,177,543
Ford Motor Credit Co., 5.625%, 10/1/08 (c)	2,000,000	2,068,028
General Electric Capital Corp., 5.00%, 2/15/07 (c)	2,000,000	2,084,856
General Electric Capital Corp., 1.98%, 6/22/07* (c)	2,000,000	2,000,640
General Motors Acceptance Corp, 4.50%, 7/15/06 (c)	1,000,000	1,015,662
General Motors Acceptance Corp., 2.60%, 5/18/06* (c)	1,000,000	1,002,267
General Motors Acceptance Corp., 6.125%, 9/15/06 (c)	2,000,000	2,090,826
General Motors Acceptance Corp., 5.625%, 5/15/09 (c)	1,000,000	1,019,416
General Motors Acceptance Corp., 6.875%, 8/28/12 (c)	1,000,000	1,039,111
Genworth Financial, Inc., 2.03%, 6/15/07*	1,000,000	1,000,788
Goldman Sachs Group, Inc., 4.75%, 7/15/13	4,000,000	3,924,540
Household Finance Corp., 6.50%, 11/15/08	2,000,000	2,200,714
Household Finance Corp., 6.375%, 11/27/12	2,000,000	2,216,090
International Lease Finance Corp., 4.35%, 9/15/08	1,000,000	1,019,362

	Principal Amount	Fair Value
Corporate Bonds, continued
Banking & Financial Services, continued
J.P. Morgan Chase & Co., 4.50%, 11/15/10 (c)	$1,000,000	$1,013,240
J.P. Morgan Chase & Co., 4.875%, 3/15/14 (c)	2,000,000	1,981,316
John Hancock Global Funding, 7.90%, 7/2/10 (b)	2,000,000	2,362,268
Key Bank, 7.00%, 2/1/11	1,000,000	1,120,375
Legg Mason, Inc., 6.75%, 7/02/08	2,140,000	2,356,776
Lehman Brothers Holdings, 3.50%, 8/07/08 (c)	1,000,000	992,042
Manufacturers & Traders Trust Co., 8.00%, 10/1/10	2,000,000	2,395,154
MBNA America Bank, Series BKNT, 5.375%, 1/15/08 (c)	1,000,000	1,048,552
Merrill Lynch & Co., 4.00%, 11/15/07 (c)	1,000,000	1,016,826
Morgan Stanley, 4.75%, 4/1/14	1,000,000	968,076
Morgan Stanley, 6.75%, 4/15/11	3,000,000	3,361,662
Pemex Finance, Ltd., 9.69%, 8/15/09	1,000,000	1,145,290
State Street Corp., 7.65%, 6/15/10	2,000,000	2,371,800
Synovus Financial, 7.25%, 12/15/05	3,000,000	3,153,270
US Bancorp, 3.125%, 3/15/08	1,000,000	984,458
Wachovia Corp., 3.50%, 8/15/08	1,000,000	996,952
Wachovia Corp., 4.875%, 2/15/14	1,000,000	996,597
Washington Mutual, Inc., 7.50%, 8/15/06	1,000,000	1,079,357
Wells Fargo Bank, 6.45%, 2/1/11	2,000,000	2,242,578
Wells Fargo Bank, 5.00%, 11/15/14	1,000,000	1,015,127

		85,895,712

Chemicals (0.4%)
Cabot Corp., 5.25%, 9/1/13 (b)	1,000,000	1,007,845

Coal & Other Minerals & Ores (0.3%)
BHP Billiton Finance, 4.80%, 4/15/13 (c)	1,000,000	1,012,427

Consumer Discretionary (5.0%)
Gap, Inc., 6.90%, 9/15/07	2,000,000	2,175,000
GTECH Holdings Corp., 4.75%, 10/15/10	1,000,000	1,007,954
Harley Davidson Funding, 3.625%, 12/15/08 (b)(c)	1,000,000	997,071
International Speedway Corp., 4.20%, 4/15/09	500,000	499,800
Kroger Co., 7.625%, 9/15/06	1,000,000	1,081,705
Limited Brands, 6.125%, 12/01/12	1,000,000	1,080,072
MDC Holdings, Inc., 5.50%, 5/15/13	1,000,000	1,016,387
YUM Brands, Inc., 8.50%, 4/15/06	1,000,000	1,080,027
YUM Brands, Inc., 8.875%, 4/15/11	1,000,000	1,243,359
Wal-Mart Stores, 4.125%, 2/15/11	2,000,000	2,002,940
Wendy’s International, 6.25%, 11/15/11	1,000,000	1,101,945
Woolworth Corp., 8.50%, 1/15/22	845,000	899,925

		14,186,185

Consumer Staples (1.1%)
Anheuser-Busch Cos., Inc., 5.95%, 1/15/33 (c)	1,000,000	1,055,167
Pepsico, Inc., 3.20%, 5/15/07	2,000,000	2,008,368

		3,063,535

Energy (0.3%)
Engelhard Corp., 4.25%, 5/15/13	1,000,000	969,078

Continued

Intermediate Corporate Bond Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Principal Amount	Fair Value
Corporate Bonds, continued
Engineering — Research & Development Services (0.4%)
Science Applications Institute, 7.125%, 7/1/32	$1,000,000	$1,160,786

Food Processing (0.8%)
ConAgra Foods, Inc., 6.00%, 9/15/06	1,000,000	1,051,911
Kraft Foods, Inc., 6.25%, 6/1/12	1,000,000	1,092,525

		2,144,436

Foreign Government (2.6%)
Ontario Province, 5.50%, 10/1/08,	1,000,000	1,073,083
People’s Republic of China, 4.75%, 10/29/13	1,000,000	994,222
Republic of Chile, 5.50%, 1/15/13	1,000,000	1,042,000
United Mexican States, 2.29%, 1/13/09*	1,000,000	1,009,500
United Mexican States, 6.375%, 1/16/13	3,000,000	3,159,000

		7,277,805

Health Care (7.2%)
Abbott Laboratories, 3.75%, 3/15/11 (c)	2,000,000	1,952,746
AstraZeneca PLC, 5.40%, 6/1/14 (c)	2,000,000	2,117,246
Bausch & Lomb, Inc., 7.125%, 8/1/28	1,000,000	1,057,376
Becton, Dickinson, & Co., 7.00%, 8/1/27	1,650,000	1,919,443
Boston Scientific, 5.45%, 6/15/14 (c)	500,000	523,742
Bristol-Myers Squibb Co., 4.75%, 10/1/06	2,000,000	2,066,672
Caremark Rx, Inc., 7.375%, 10/1/06	2,000,000	2,138,868
Guidant Corp., 6.15%, 2/15/06	2,450,000	2,552,329
HCA, Inc., 6.25%, 2/15/13	1,000,000	1,030,729
Hospira, Inc., 5.90%, 6/15/14	1,000,000	1,049,577
Laboratory Corporation of America, 5.50%, 2/1/13	1,679,000	1,744,721
Quest Diagnostic, Inc., 7.50%, 7/12/11	1,000,000	1,159,374
Schering-Plough Corp., 6.50%, 12/1/33	1,000,000	1,082,765

		20,395,588

Industrials (5.4%)
Archer Daniels Midland Co., 8.125%, 6/1/12 (c)	2,000,000	2,469,232
Briggs & Stratton Corp., 8.875%, 3/15/11	1,000,000	1,193,750
Brunswick Corp., 5.00%, 6/1/11	1,000,000	1,034,231
Donnelley (R.R.) & Sons, 3.75%, 4/1/09 (b)(c)	1,000,000	984,973
FedEx Corp., 9.65%, 6/15/12	1,000,000	1,303,978
General Electric Co., 5.00%, 2/1/13	3,000,000	3,085,323
Republic Services, Inc., 6.75%, 8/15/11	2,775,000	3,110,842
Thermo Electron, 7.625%, 10/30/08	1,000,000	1,116,160
Tyco International Group SA, 6.375%, 10/15/11	1,000,000	1,105,920

		15,404,409

Information Technology (4.1%)
Applied Materials, Inc., 6.75%, 10/15/07	2,250,000	2,470,786
Dell, Inc., 6.55%, 4/15/08	2,970,000	3,266,017
First Data Corp., 4.70%, 11/1/06 (c)	2,000,000	2,071,234
IBM Corp., 8.375%, 11/1/19	1,000,000	1,316,901
Oracle Corp., 6.91%, 2/15/07	1,500,000	1,616,882
SunGard Data Systems, Inc., 4.875%, 1/15/14	1,000,000	982,008

		11,723,828

	Principal Amount	Fair Value
Corporate Bonds, continued
Linen Supply & Related Items (0.4%)
Cintas Corp. No. 2, 6.00%, 6/1/12	$1,000,000	$1,098,153

Media (3.5%)
AOL Time Warner, Inc., 7.625%, 4/15/31 (c)	3,000,000	3,452,997
Comcast Corp., 5.50%, 3/15/11 (c)	2,000,000	2,084,742
Comcast Corp., 5.30%, 1/15/14 (c)	1,000,000	1,002,167
Harman International 7.125%, 2/15/07	1,495,000	1,611,311
Liberty Media Corp., 3.38%, 9/17/06*	1,000,000	1,010,710
Viacom, Inc., 5.50%, 5/15/33	1,000,000	930,663

		10,092,590

Metals (2.8%)
Alcan, Inc., 6.125%, 12/15/33 (c)	1,000,000	1,038,172
Barrick Gold Finance, Inc., 7.50%, 5/1/07	3,000,000	3,298,068
Newmont Mining, 8.625%, 5/15/11	2,000,000	2,448,992
Placer Dome, Inc., 6.45%, 10/15/35	1,000,000	1,052,642

		7,837,874

Motors & Generators (0.5%)
Ametek, Inc., 7.20%, 7/15/08	1,255,000	1,370,533

Natural Gas Transmission (0.3%)
Trans Canada Pipelines, 4.00%, 6/15/13	1,000,000	950,522

Oil & Gas (3.6%)
BP Canada Finance, 3.375%, 10/31/07	1,000,000	1,004,451
ConocoPhillips, 6.95%, 4/15/29	2,000,000	2,307,616
Encana Holdings Finance Corp., 5.80%, 5/1/14	1,000,000	1,061,869
Marathon Oil, 6.80%, 3/15/32 (c)	1,000,000	1,115,688
Murphy Oil Corp., 6.375%, 5/1/12	1,000,000	1,100,950
Occidental Petroleum, 7.65%, 2/15/06	2,585,000	2,747,074
Pacific Gas & Electric, 3.60%, 3/1/09	1,000,000	988,336

		10,325,984

Oil & Gas Exploration Products & Services (1.7%)
Cooper Cameron Corp., 2.65%, 4/15/07	1,000,000	979,728
Devon Financing Corp., 6.875%, 9/30/11	1,000,000	1,128,267
Noble Corp., 6.95%, 3/15/09	1,500,000	1,672,685
XTO Energy, Inc., 4.90%, 2/1/14	1,000,000	994,022

		4,774,702

Oil Company — Exploration & Production (1.1%)
EOG Resources Canada, 4.75%, 3/15/14 (b)	1,000,000	988,813
Pemex Project Funding Master Trust, 6.125%, 8/15/08	1,000,000	1,050,000
Pemex Project Funding Master Trust, 7.375%, 12/15/14	1,000,000	1,090,000

		3,128,813

Petroleum Refining (0.7%)
Valero Energy Corp., 3.50%, 4/1/09	2,000,000	1,947,250

Plastics Foam Products (0.4%)
Sealed Air Corp., 5.375%, 4/15/08 (b)	1,000,000	1,044,126

Railroads (0.3%)
Union Pacific Corp., 5.375%, 5/1/14	1,000,000	1,008,521

Continued

Intermediate Corporate Bond Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Shares or Principal Amount	Fair Value
Corporate Bonds, continued
Telecommunication Services (7.3%)
AT&T Wireless Services, Inc., 7.875%, 3/1/11	$1,500,000	$1,777,188
British Telecom PLC, 8.375%, 12/15/10	1,000,000	1,205,855
Deutsche Telekom, 8.50%, 6/15/10 (c)	1,000,000	1,198,588
Deutsche Telekom, 5.25%, 7/22/13 (c)	500,000	511,666
France Telecom, 8.20%, 3/1/06*	1,000,000	1,068,246
Koninklijke KPN NV, 8.00%, 10/01/10	1,000,000	1,189,173
News America, Inc., 4.75%, 3/15/10	1,000,000	1,017,469
Pacific Bell, 6.125%, 2/15/08
Sprint Capital Corp., 7.625%, 1/30/11	2,000,000	2,310,661
Telecom Italia Capital, 5.25%, 11/15/13	1,000,000	1,018,793
Univision Communications, Inc., 3.875%, 10/15/08	1,000,000	995,750
USA Interactive, 7.00%, 1/15/13	1,000,000	1,094,386
Verizon Maryland, Inc., 6.125%, 3/1/12	2,000,000	2,153,224
Verizon Virginia, Inc., 4.625%, 3/15/13	1,000,000	976,482
Verizon Wireless, Inc., 5.375%, 12/15/06	2,000,000	2,093,500
Vodafone Airtouch PLC, 7.75%, 2/15/10	1,000,000	1,173,053

		20,860,946

Utilities (4.7%)
Alabama Power Co., 5.375%, 10/1/08	2,000,000	2,121,646
Appalachian Power Co., 4.80%, 6/15/05	2,650,000	2,685,947
Carolina Power & Light, 6.125%, 9/15/33	1,000,000	1,046,582
Centerpoint Energy Resources, Series B, 7.875%, 4/1/13	1,000,000	1,178,770
Constellation Energy Group, 6.35%, 4/1/07 (c)	1,000,000	1,069,853
FirstEnergy Corp., 5.50%, 11/15/06 (c)	1,000,000	1,040,920
NiSource Finance Corp., 5.40%, 7/15/14	1,000,000	1,024,338
Southern Cal Edison, 6.00%, 1/15/34	1,000,000	1,039,311
TXU Corp., 7.00%, 3/15/13	1,000,000	1,129,083
Virginia Electric & Power, 4.50%, 12/15/10	1,000,000	1,001,710

		13,338,160

Total Corporate Bonds (Cost $237,763,200)		246,237,867

Exchange Traded Funds (0.4%)
iShares GS Investop Index Fund	9,000	1,005,840

Total Exchange Traded Funds (Cost $1,026,862)

	Shares or Principal Amount	Fair Value
Government Bond (2.8%)
Federal Farm Credit Bank (2.8%)
2.625%, 12/15/05	$7,820,000	$7,833,435

Total Government Bond (Cost $7,840,599)
Real Estate Investment Trust (0.8%)
Spieker Properties LP, 7.25%, 5/1/09	2,000,000	2,251,800

Total Real Estate Investment Trust (Cost $1,999,440)
U.S. Treasury Bills** (3.5%)
1.50%, 10/21/04	10,000,000	9,991,990

Total U.S. Treasury Bills (Cost $9,991,637)
U.S. Government Agencies (1.4%)
Federal National Mortgage Assoc. (0.3%)
4.625%, 5/1/13 (c)	1,000,000	991,120

Student Loan Marketing Association (1.1%)
Series MTN, 1.83%, 4/25/06*	2,000,000	2,004,392
Series MTNA, 4.00%, 1/15/09	1,000,000	1,002,272

		3,006,664

Total U.S. Government Agencies (Cost $3,986,430)		3,997,784

U.S. Treasury Notes (1.7%)
1.625%, 10/31/05	5,000,000	4,968,750

Total U.S. Treasury Notes (Cost $4,973,340)
Investment Companies (1.9%)
Federated High Yield Fund — Institutional Class	322,056	1,964,542
Federated Prime Cash Obligations Fund — Institutional Class	3,462,976	3,462,976

Total Investment Companies (Cost $5,109,526)		5,427,518

Securities Held as Collateral for Securities on Loan (22.8%)
Pool of various securities for BB&T Funds — Note 2 — Security Loans	$64,919,944	64,919,944

Total Securities Held as Collateral for Securities on Loan (Cost $64,919,944)		64,919,944

Total Investments (Cost $337,610,978) (a) — 121.9%		346,634,928
Net other assets (liabilities) — (21.9)%		(62,241,539)

Net Assets — 100.0%		$284,393,389

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$9,801,071
Unrealized depreciation	(777,121)

Net unrealized appreciation	$9,023,950

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be liquid.
(c)	Represents securities was on loan as of September 30, 2004.

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of September 30, 2004. The maturity date reflected is the final maturity date.
**	Discount note. Rate disclosed represents the effective yield at September 30, 2004.

See accompanying notes to the financial statements.

Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments September 30, 2004

	Principal Amount	Fair Value
Municipal Bonds (95.8%)
Kentucky (95.0%)
Education Bonds (15.8%)
Allen County, Kentucky, School District, 5.25%, 4/1/10, Callable 4/1/07 @ 102	$455,000	$496,992
Bullitt County, Kentucky, School District, Second Series, 3.90%, 5/1/07	100,000	104,671
Fayette County, Kentucky, School District, Series A, 5.35%, 1/1/12, Callable 1/1/07 @ 102	200,000	217,248
Floyd County, Kentucky, School District, 4.10%, 4/1/10	220,000	232,454
Jefferson County, Kentucky, School District, Series A, 5.25%, 1/1/11, Callable 7/1/09 @ 101, FSA	200,000	221,742
Jessamine County, Kentucky, School District, 5.00%, 6/1/05	110,000	112,446
Louisville & Jefferson County Kentucky, 5.00%, 5/15/10	500,000	552,290
Somerset, Kentucky, Independent School District Finance Corporation, 4.00%, 10/1/08	175,000	183,577
University of Kentucky, Series M, 4.55%, 5/1/09, Callable 5/1/08 @ 101	150,000	160,698
University of Kentucky, Series Q, 5.00%, 5/1/10	250,000	276,848

		2,558,966

Commission Bonds (37.8%)
Kentucky State Property & Buildings Commission, Project # 68, 5.50%, 10/1/06, FSA	100,000	106,980
Kentucky State Property & Buildings Commission, Project # 69, Series C, 5.50%, 8/1/07, FSA	200,000	218,524
Kentucky State Property & Buildings Commission, Project # 55, 6.25%, 9/1/07, FSA	100,000	111,407
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 2/1/09, FSA	350,000	388,857
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 8/1/09, FSA	150,000	167,732
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 2/1/10, FSA	305,000	341,435
Kentucky State Property & Buildings Commission, Project # 69, Series A, 5.50%, 8/1/11, FSA	540,000	615,762
Kentucky State Property & Buildings Commission, Project # 71, 4.40%, 8/1/12, FSA	395,000	422,575
Kentucky State Property & Buildings Commission, Project # 64, 5.375%, 5/1/13, Callable 11/1/09 @ 100, MBIA	500,000	562,470
Kentucky State Property & Buildings Commission, Project # 67, 5.00%, 9/1/13, Callable 9/1/10 @ 100	405,000	449,781
Kentucky State Property & Buildings Commission, Project # 67, 5.625%, 9/1/13, Callable 9/1/10 @ 100	300,000	343,287
Kentucky State Property & Buildings Commission, Project # 74, 5.375%, 2/1/14, Callable 2/1/12 @ 100, FSA	500,000	568,730

	Principal Amount	Fair Value
Municipal Bonds, continued
Commission Bonds, continued
Kentucky State Property & Buildings Commission, Project # 81, 5.00%, 11/1/16, Callable 11/1/13 @ 100, AMBAC	$500,000	$545,320
Kentucky State Property & Buildings Commission, Project # 73, 5.50%, Second Series 11/1/16, Callable 11/1/12 @ 100, FSA	400,000	454,396
Kentucky State Property & Buildings Commission, Project # 65, 5.95%, 2/1/17, Callable 2/1/10 @ 100	350,000	403,081
Louisville, Kentucky, Parking Authority, 7.50%, 7/1/09, Callable 1/1/05 @ 100	350,000	424,967

		6,125,304

General Obligations (5.2%)
Boone County, Kentucky, 3.75%, 4/1/07	250,000	260,380
Bowling Green, Kentucky, Economic & Tourism Development, 5.25%, 12/1/05, Callable 12/1/04 @ 100	190,000	194,967
Hopkins County, Kentucky, Detention Facilities, 5.375%, 2/1/09, FGIC	350,000	389,011

		844,358

Healthcare Bonds (3.4%)
Kentucky Economic Development Financial Authority, Catholic Health Initiatives, Series A, 5.75%, 12/1/15, Callable 6/1/10 @ 101	500,000	556,265

		1,400,623

Housing Bonds (0.7%)
Kentucky Housing Corporation, Series D, 5.20%, 7/1/07, Callable 7/1/06 @ 102, FHA	100,000	106,248

Transportation Bonds (9.9%)
Kentucky State Turnpike Authority, Revitalization Projects, 6.50%, 7/1/08, AMBAC	350,000	400,106
Kentucky State Turnpike Authority, Revitalization Projects, 5.50%, 7/1/09, AMBAC	250,000	280,660
Kentucky State Turnpike Authority, Revitalization Projects, Series A, 5.50%, 7/1/12, AMBAC	500,000	572,835
Kentucky State Turnpike Authority, Revitalization Projects, Series A, 5.50%, 7/1/15, AMBAC	300,000	348,396

		1,601,997

Urban & Community Development (8.1%)
Bell County, Kentucky, Judicial Center Project, 5.40%, 9/1/13, Callable 3/1/11 @ 102	160,000	178,330
Daviess County, Kentucky, Court Facilities Project, Series A, 5.60%, 10/1/06, Callable 10/1/04 @ 102	245,000	253,773
Jefferson County, Kentucky, Capital Projects, 5.20%, 6/1/08, Callable 6/1/07 @ 102, MBIA	295,000	321,473
Kenton County, Kentucky, Series A, 5.35%, 12/1/08, Callable 12/1/06 @ 101	250,000	268,560
Paducah Kentucky Public Housing Authority, 5.00%, 10/1/06, Callable 10/1/04 @ 101, U.S. Government Guaranteed	270,000	285,495

		1,307,632

Continued

Kentucky Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Principal Amount	Fair Value
Municipal Bonds, continued
Utility Bonds (14.1%)
Bardstown, Kentucky, Combined Utilities, 4.375%, 12/1/11, Callable 12/1/10 @ 101, MBIA	$200,000	$213,516
Kentucky Infrastructure Authority, Series A, 4.00%, 6/1/08	300,000	316,572
Kentucky Rural Water Finance, Series A, 4.00%, 2/1/07	205,000	214,098
Lexington-Fayette Urban County, Kentucky, Sewer Systems, 5.50%, 7/1/11	450,000	512,676
Louisville, Kentucky, Louisville Water Company, 4.70%, 11/15/14, Callable 11/15/10 @ 100	550,000	588,201
Northern Kentucky, Water Distribution, 4.50%, 2/1/08, FGIC	250,000	267,250
Owensboro, Kentucky Electric Light & Power, Series B, 2.36%, 1/1/06, AMBAC*	60,000	58,603
Owensboro, Kentucky Electric Light & Power, Series B, 2.73%, 1/1/09, AMBAC*	45,000	39,681
Owensboro, Kentucky Electric Light & Power, Series B, 2.93%, 1/1/10, AMBAC*	80,000	67,154

Total Kentucky Bonds		2,277,751

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
Puerto Rico (0.8%)
General Obligation (0.8%)
Puerto Rico Commonwealth, 6.50%, 7/1/14, MBIA	$100,000	$124,835

Total Municipal Bonds (Cost $15,035,803)		15,503,356

Investment Company (3.2%)
Federated Tax Exempt Money Market Fund	516,091	516,091

Total Investment Company (Cost $516,091)		516,091

Total Investments (Cost $15,551,894) (a) — 99.0%		16,019,447
Net other assets (liabilities) — 1.0%		166,890

Net Assets — 100%		$16,186,337

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$471,835
Unrealized depreciation	(4,282)

Net unrealized appreciation	$467,553

*	Discount note. Rate disclosed represents the effective yield at September 30, 2004.

AMBAC — Insured by the AMBAC Indemnity Corporation.

FGIC — Insured by the Financial Guarantee Insurance Corporation.

FHA — Insured by the Federal Housing Administration.

FSA — Insured by the Financial Security Assurance.

MBIA — Insured by the Municipal Bond Insurance Association.

See accompanying notes to the financial statements.

Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments September 30, 2004

	Principal Amount	Fair Value
Municipal Bonds (96.9%)
Maryland (95.6%)
Education Bonds (8.8%)
Maryland State Authority for American Physics, 5.25%, 12/15/13, Callable 12/15/11 @ 100, GTY-AGMT	$150,000	$167,448
Maryland State Health & Higher Education, 4.625%, 7/1/10	100,000	105,518
Maryland State Health & Higher Education, 5.125%, 7/1/10, AMBAC	150,000	167,139
Maryland State Health & Higher Education, 6.00%, 7/1/39	100,000	115,648
Maryland State Health & Higher Education, 5.00%, 5/15/13, Callable 5/15/11 @ 100	175,000	189,364
Maryland State Health & Higher Education, Series A, 5.75%, 1/1/15, Callable 1/1/13 @ 101	100,000	111,419

		856,536

General Obligations (61.8%)
Allegany County, Maryland, 4.50%, 8/1/11, Callable 8/1/08 @ 101, AMBAC	50,000	52,885
Anne Arundel County, Maryland, 5.00%, 5/15/10, Callable 5/15/09 @ 101	100,000	109,914
Anne Arundel County, Maryland, 5.25%, 3/1/11	200,000	225,398
Anne Arundel County, Maryland, 5.375%, 3/1/13	400,000	454,115
Baltimore County, Maryland, 5.00%, 9/1/05	100,000	103,067
Baltimore County, Maryland, 5.00%, 7/1/08	100,000	109,500
Baltimore County, Maryland, 7.00%, 10/15/09, MBIA	100,000	119,525
Baltimore County, Maryland, 5.50%, 6/1/12, Callable 6/1/11 @ 101	100,000	114,909
Calvert County, Maryland, 5.00%, 7/15/11	100,000	111,331
Carroll County, Maryland, 5.00%, 11/1/09	100,000	110,624
Frederick County, Maryland, Public Facilities, 5.00%, 12/1/04	250,000	251,445
Harford County, Maryland, 4.00%, 12/1/05	50,000	51,349
Harford County, Maryland, 5.00%, 12/1/09	200,000	221,906
Howard County, Maryland, 4.00%, 8/15/05	100,000	102,063
Howard County, Maryland, 5.00%, 8/15/05	100,000	102,928
Howard County, Maryland, 5.00%, 8/15/11	200,000	223,334
Maryland State & Local Facilities, Series 2, 5.25%, 6/15/07, Callable 6/15/06 @ 100	100,000	105,444
Maryland State & Local Facilities, 5.50%, 3/1/10	125,000	141,549
Maryland State & Local Facilities, Series 2, 5.00%, 8/1/11	350,000	390,942
Maryland State & Local Facilities, Series 2, 5.00%, 10/15/08, Callable 10/15/05 @ 101	50,000	52,137
Maryland State, Series B, 5.00%, 7/15/08	100,000	109,564
Maryland State, 5.25%, 3/1/09	100,000	111,158
Montgomery County, Maryland, Series A, 4.00%, 2/1/08	250,000	264,088
Montgomery County, Maryland, Series A, 5.30%, 1/1/13, Callable 1/1/10 @ 101	100,000	112,731
Montgomery County, Maryland, Series A, 5.00%, 2/1/16, Callable 2/1/12 @ 101	150,000	163,973
Montgomery County, Maryland, Certificates of Participation, 4.50%, 6/1/06,	100,000	104,344
Montgomery County, Maryland, 5.25%, 10/1/14, Callable 10/1/11 @ 101	100,000	112,861

	Principal Amount	Fair Value
Municipal Bonds, continued
General Obligations, continued
Ocean City, Maryland, 5.00%, 3/1/10, MBIA	$150,000	$165,720
Prince Georges County, Maryland, 5.50%, 5/15/12	100,000	115,047
Prince Georges County, Maryland, Series A, 5.00%, 10/1/07	250,000	270,763
Prince Georges County, Maryland, 5.125%, 10/1/08	100,000	110,180
Prince Georges County, Maryland, 5.50%, 10/1/08, FSA	55,000	61,381
Prince Georges County, Maryland, Series B, 5.00%, 10/1/12	340,000	380,486
Rockville, Maryland, 4.00%, 3/15/08	310,000	327,834
Saint Mary’s County, Maryland, 5.00%, 7/1/05	100,000	102,539
Washington County, Maryland, 5.375%, 1/1/16	100,000	111,951
Washington Suburban Sanitation District, Maryland, 5.00%, 6/1/06,	100,000	105,298
Washington Suburban Sanitation District, Maryland, Sewage Disposal, 5.25%, 6/1/08	150,000	165,386

		6,049,669

Housing Bonds 15.8%
Baltimore, Maryland, Public Housing Authority, 5.75%, 7/1/09, Callable 1/1/05 @ 101	235,000	263,192
Maryland State, Community Development Administration, Series 1, 4.05%, 4/1/07	250,000	261,103
Maryland State, Community Development Administration, Series A, 4.25%, 5/15/09	80,000	84,680
Maryland State, Community Development Administration, Series E, 4.35%, 9/1/09	150,000	159,639
Maryland State, Community Development Administration, Single Family Program, Series 1, 4.50%, 4/1/11, Callable 10/1/10 @ 100	200,000	213,198
Maryland State, Community Development Administration, 4.50%, 5/15/11	105,000	112,511
Maryland State, Community Development Administration, Series A, 4.65%, 9/1/12 Callable 9/1/10 @ 100	150,000	159,164
Maryland State, Community Development Administration, 4.60%, 4/1/13, Callable 4/1/11 @ 100	200,000	211,242
Montgomery County, Maryland, Community Housing Opportunities, Series A, 4.50%, 7/1/09, Callable 7/1/08 @ 101	75,000	79,880

		1,544,609

Pollution Control Bonds (6.1%)
Baltimore, Maryland Project, Series A, 5.00%, 7/1/24	200,000	216,268
Baltimore, Maryland Project, 5.00%, 7/1/24	250,000	270,335
Montgomery County Solid Waste Systems, 5.00%, 6/1/13, AMBAC	100,000	111,421

		598,024

Transportation Bonds 2.9%
Maryland State Transit Department, 6.80%, 7/1/16	25,000	29,734
Washington, D.C., Metro Area Transportation Authority, Series B, 5.00%, 7/1/10, MBIA	100,000	110,937
Washington, D.C., Metro Area Transportation Authority, 6.00%, 7/1/09, FGIC	125,000	143,277

		283,948

Continued

Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
Puerto Rico (1.3%)
General Obligation (1.3%)
Puerto Rico Commonwealth, 6.50%, 7/1/14, MBIA	$100,000	$124,835

Total Puerto Rico		124,835

Total Municipal Bonds (Cost $9,270,244)		9,457,621

Investment Company (4.2%)
Federated Maryland Municipal Cash Trust	406,450	406,450

Total Investment Company (Cost $406,450)		406,450

Total Investments (Cost $9,676,694) (a) — 100.9%		9,864,071
Net other assets (liabilities) — (0.9%)		(89,771)

Net Assets — 100%		$9,774,300

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$193,923
Unrealized depreciation	(6,546)

Net unrealized appreciation	$187,377

AMBAC — Insured by the AMBAC Indemnity Corporation.

FGIC — Insured by the Financial Guarantee Insurance Corporation.

FSA — Insured by the Financial Security Assurance.

GTY — AGMT- Insured by Guarantor Agreement.

MBIA — Insured by the Municipal Bond Insurance Association.

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments September 30, 2004

	Principal Amount	Fair Value
Municipal Bonds (98.3%)
Correctional Institutions (3.7%)
North Carolina Infrastructure Financial Corp., 5.00%, 10/1/11	$3,000,000	$3,327,450
North Carolina Infrastructure Financial Corp., 5.00%, 10/1/17, Callable 10/1/13 @ 100	1,000,000	1,081,260

		4,408,710

Education Bonds (5.3%)
Johnston County, North Carolina, School & Museum Project, 5.50%, 8/1/10, Callable 8/1/09 @ 101, FSA	1,000,000	1,123,490
North Carolina Capital Facilities Finance Agency, 5.25%, 5/1/15, Callable 5/1/06 @ 102 (b)	2,439,646	2,495,709
North Carolina State University, Series A, 5.00%, 10/1/13	1,000,000	1,118,260
University of North Carolina, System Pool Revenue, Series C, 5.00%, 4/1/29, Callable 4/1/14 @ 100, AMBAC	1,500,000	1,537,635

		6,275,094

General Obligation Bonds (40.7%)
Bladen County, North Carolina, 5.60%, 5/1/13, Callable 5/1/10 @ 101.5, FSA	1,150,000	1,314,105
Buncombe County, North Carolina, 5.10%, 3/1/07	1,000,000	1,073,430
Buncombe County, North Carolina, Certificate of Participation, 5.00%, 12/1/05, AMBAC	1,000,000	1,037,200
Cabarrus County, North Carolina, 5.30%, 2/1/11, Callable 2/1/07 @ 102, MBIA	1,000,000	1,093,920
Cabarrus County, North Carolina, Certificate of Participation, 5.25%, 2/1/12, AMBAC	1,285,000	1,441,693
Cary, North Carolina, Public Improvement, Certificate of Participation, Series A, 5.00%, 12/1/16, Callable 12/1/12 @ 100	1,050,000	1,133,895
Catawba County, North Carolina, 4.60%, 6/1/05	240,000	244,702
Charlotte, North Carolina, 5.25%, 2/1/05	250,000	253,070
Charlotte, North Carolina, 5.50%, 6/1/09	1,460,000	1,642,661
Charlotte, North Carolina, Certificate of Participation, Series G, 5.00%, 6/1/16, Callable 6/1/13 @ 100	1,000,000	1,078,680
Craven County, North Carolina, 5.00%, 5/1/18, Callable 5/1/12 @ 101, AMBAC	1,230,000	1,328,929
Cumberland County, North Carolina, 5.50%, 3/1/09	1,055,000	1,180,387
Currituck County, North Carolina, 5.00%, 6/1/12	1,160,000	1,294,270
Durham, North Carolina, 5.00%, 2/1/13	1,650,000	1,844,601
Forsyth County, North Carolina, Certificate of Participation, 5.00%, 10/1/06	1,000,000	1,059,010
Forsyth County, North Carolina, 1.67%, 3/1/25*	2,000,000	2,000,000
Guilford County, North Carolina, Public Improvement, Series B, 5.00%, 10/1/09	2,500,000	2,769,849
Guilford County, North Carolina, Series B, 5.25%, 10/1/15, Callable 10/1/10 @ 102	2,030,000	2,275,203
Haywood County, North Carolina, Certificate of Participation, Series A, 5.00%, 10/1/12, AMBAC	1,515,000	1,679,665

	Principal Amount	Fair Value
Municipal Bonds, continued
General Obligation Bonds, continued
Haywood County, North Carolina, Certificate of Participation, Series A, 5.00%, 10/1/16, Callable 10/1/13 @ 101, AMBAC	$1,985,000	$2,168,195
High Point, North Carolina, Public Improvement, Series B, 5.40%, 6/1/07	1,350,000	1,467,815
High Point, North Carolina, Public Improvement, Series B, 5.40%, 6/1/08	1,350,000	1,493,546
Johnston County, North Carolina, 5.50%, 3/1/12, Callable 3/1/10 @ 101, FGIC	1,000,000	1,130,530
Mecklenburg County, North Carolina, 5.00%, 4/1/07	1,500,000	1,610,850
New Hanover County, North Carolina, Public Improvement, 5.30%, 11/1/08	1,500,000	1,665,405
Newton, North Carolina, 4.00%, 4/1/06	165,000	170,234
North Carolina Capital Facilities Agency, Johnson & Wales University, Series A, 5.00%, 4/1/12, XLCA	1,000,000	1,099,610
North Carolina State, 5.10%, 6/1/08, Callable 6/1/06 @ 101	2,000,000	2,126,399
North Carolina State, 5.10%, 6/1/09, Callable 6/1/06 @ 101.5	1,000,000	1,068,050
Orange County, North Carolina, Public Improvement, 5.25%, 4/1/08	1,300,000	1,428,817
Randolph County, North Carolina, Certificate of Participation, 5.20%, 6/1/09, FSA	1,175,000	1,297,905
Randolph County, North Carolina, Certificate of Participation, 5.30%, 6/1/13, Callable 6/1/09 @ 101, FSA	1,750,000	1,965,618
Rutherford County, North Carolina, Certificate of Participation, 5.00%, 9/1/18, Callable 9/1/12 @ 101	1,595,000	1,711,148
Salisbury, North Carolina, 4.40%, 6/1/06	160,000	166,709
Wake County, North Carolina, Series B, 4.50%, 2/1/08	1,000,000	1,072,000
Wake County, North Carolina, 5.30%, 2/1/11, Callable 2/1/10 @ 100.5	1,000,000	1,117,120

		48,505,221

Health Care Bonds (21.6%)
Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care System, Series A, 5.50%, 1/15/08, Callable 1/15/06 @ 102	1,720,000	1,825,849
Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care System, Series A, 5.00%, 1/15/13, Callable 1/15/07 @ 102	1,600,000	1,723,360
Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care System, Series A, 5.00%, 1/15/14, Callable 1/15/07 @ 102	1,000,000	1,077,100
Cumberland County, North Carolina, Hospital Facilities, 5.25%, 10/1/10, Callable 10/1/09 @ 101	1,035,000	1,130,251
New Hanover County, North Carolina, Regional Medical Center Project, 5.25%, 10/1/12, Callable 10/1/09 @ 101, MBIA	1,000,000	1,108,130
North Carolina Medical Care Community Hospital, Northeast Medical Center Project, 5.75%, 11/1/06, AMBAC	1,150,000	1,239,378

Continued

North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Principal Amount	Fair Value
Municipal Bonds, continued
Health Care Bonds, continued
North Carolina Medical Care Community Hospital, Carolina Medicorp Project, 5.25%, 5/1/09, Callable 5/1/07 @ 100	$1,325,000	$1,416,147
North Carolina Medical Care Community Hospital, Series A, 2.00%, 11/1/05	500,000	497,190
North Carolina Medical Care Community Hospital, Stanley Memorial Hospital, 5.45%, 10/1/08, Callable 10/1/06 @ 102, AMBAC	750,000	811,238
North Carolina Medical Care Community Hospital, Gaston Memorial Hospital Project, 5.40%, 2/15/11	525,000	556,285
North Carolina Medical Care Community Hospital, Gaston Health Care, 4.625%, 2/15/07	1,100,000	1,156,144
North Carolina Medical Care Community Hospital, Gaston Memorial Hospital, 5.50%, 2/15/15, Callable 2/15/06 @ 102	1,980,000	2,100,661
North Carolina Medical Care Community Hospital, Halifax Regional Medical Center, 4.60%, 8/15/07	1,795,000	1,862,833
North Carolina Medical Care Community Hospital, Pitt County Memorial Hospital, Series A, 5.00%, 12/1/07	1,625,000	1,757,291
North Carolina Medical Care Community Hospital, Pitt County Memorial Hospital, Series A, 5.25%, 12/1/10, Callable 12/1/08 @ 101	1,220,000	1,335,009
Pitt County, North Carolina, Memorial Hospital, 5.50%, 12/1/15, Callable 12/1/05 @ 102	3,090,000	3,275,431
Wake County, North Carolina, Hospital, 5.125%, 10/1/13, MBIA	2,630,000	2,968,428

		25,840,725

Transportation Bonds (1.3%)
Piedmont, North Carolina, Triad Airport Authority, Series A, 6.375%, 7/1/16, Callable 7/1/09 @ 101, FSA	1,385,000	1,595,908

Urban and Community Development (2.1%)
Charlotte, North Carolina, New Public Housing Authority, 5.00%, 2/1/09, Callable 2/1/05 @ 101	485,000	523,737
Charlotte, North Carolina, New Public Housing Authority, 5.00%, 2/1/10, Callable 2/1/05 @ 101	580,000	628,743
Charlotte, North Carolina, New Public Housing Authority, 5.00%, 2/1/11	350,000	380,002
Durham, North Carolina, Public Housing Authority, 5.00%, 2/1/09, Callable 2/1/05 @ 101	510,000	550,734
Durham, North Carolina, New Public Housing Authority, 5.125%, 6/1/10, Callable 12/1/04 @ 101, U.S. Government Guaranteed	160,000	175,238
Durham, North Carolina, New Public Housing Authority, 5.00%, 2/1/11, Callable 2/1/05 @ 101	200,000	217,144

		2,475,598

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
Utility Bonds (23.6%)
Brunswick County, North Carolina, Enterprise System Revenue, 5.25%, 4/1/16, Callable 4/1/14 @ 100	$1,000,000	$1,119,830
Charlotte, North Carolina, Water & Sewer System, 5.25%, 7/1/13	1,000,000	1,137,360
Charlotte, North Carolina, Water & Sewer System, 5.00%, 6/1/23, Callable 6/1/09 @ 102	550,000	578,743
Charlotte, North Carolina Water & Sewer System, 5.25%, 6/1/25, Callable 6/1/10 @ 101	3,000,000	3,386,941
Durham, North Carolina, Water & Sewer Utility Systems, 5.00%, 6/1/12, Callable 6/1/11 @ 101	1,000,000	1,107,120
Gastonia, North Carolina, Utilities System, 5.00%, 5/1/09	1,155,000	1,269,576
Gastonia, North Carolina, Utilities System, 5.00%, 5/1/10, MBIA	1,000,000	1,104,680
Greenville, North Carolina, Enterprise Systems, 5.50%, 9/1/10, FSA	1,455,000	1,652,007
Greenville, North Carolina, Utilities, Series A, 5.60%, 9/1/20, Callable 3/1/09 @ 101, MBIA	150,000	165,465
North Carolina, Eastern Municipal Power, Series A, 5.00%, 1/1/17	190,000	210,647
North Carolina, Eastern Municipal Power, 6.40%, 1/1/21	2,595,000	3,257,607
North Carolina Eastern Municipal Power, Series A, 6.00%, 1/1/26, Callable 1/1/22 @ 100	1,020,000	1,242,258
North Carolina Enterprise System Revenue, Series A, 5.25%, 4/1/17, Callable 4/1/14 @ 100	1,000,000	1,114,750
North Carolina Municipal Power Agency, Series A, 3.00%, 1/1/05	3,000,000	3,008,280
North Carolina, Municipal Power Agency, No. 1, Catawba Electric Revenue, 5.50%, 1/1/13, AMBAC	1,610,000	1,846,445
North Carolina, Municipal Power Agency, No. 1, Catawba Electric Revenue, 5.50%, 1/1/13	1,035,000	1,187,000
Orange Water & Sewer Authority, North Carolina, Water & Sewer System, Series A, 5.25%, 7/1/16, Callable 7/1/14 @ 100	1,475,000	1,658,092
Orange Water & Sewage Authority, North Carolina, Water & Sewage System, Series A, 5.25%, 7/1/18, Callable 7/1/14 @ 100	1,690,000	1,880,767
Raleigh, North Carolina, 5.00%, 3/1/13	1,180,000	1,315,086

		28,242,654

Total Municipal Bonds (Cost $111,189,528)		117,343,910

Investment Company (1.9%)
PNC North Carolina Blackrock Fund — Institutional Class	2,289,897	2,289,897

Total Investment Company (Cost $2,289,897)		2,289,897

Total Investments (Cost $113,479,425) (a) — 100.2%		119,633,807
Net other assets ( liabilities) — (0.2)%		(207,040)

Net Assets — 100.0%		$119,426,767

Continued

North Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued September 30, 2004

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation as follows:

Unrealized appreciation	$6,182,773
Unrealized depreciation	(28,391)

Net unrealized appreciation	$6,154,382

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures has deemed these securities to be illiquid. Represents 2.1% of net assets.

AMBAC — Insured by the AMBAC Indemnity Corporation.

FGIC — Insured by the Financial Guaranty Insurance Corporation.

FSA — Insured by the Financial Security Assurance.

MBIA — Insured by the Municipal Bond Insurance Association.

XLCA — Insured by the XL Capital Assurance.

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of September 30, 2004. The maturity date reflected is the final maturity date.

See accompanying notes to the financial statements.

South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments September 30, 2004

	Principal Amount	Fair Value
Municipal Bonds (97.8%)
General Obligation Bonds (45.6%)
Anderson County, South Carolina, School District, Series B, 6.00%, 3/1/12, SCSDE	$500,000	$579,569
Beaufort County, South Carolina, School District, Series C, 5.00%, 3/1/09	500,000	548,625
Berkeley County, South Carolina, School District, 5.375%, 4/1/09, Callable 4/1/08 @ 102, SCSDE	750,000	829,477
Berkeley County, South Carolina, School District, 5.375%, 4/1/10, Callable 4/1/08 @ 102, SCSDE	500,000	555,940
Charleston County, South Carolina, School District, 5.00%, 2/1/11	500,000	554,490
Charleston County, South Carolina, School District, 5.00%, 12/1/11, FGIC	300,000	329,058
Charleston County, South Carolina, School District, Series B, 5.00%, 2/1/19, SCSDE	250,000	265,583
Georgetown County, South Carolina, School District, 5.50%, 3/1/08, SCSDE	500,000	552,090
Horry County, South Carolina, School District, Series A, 5.00%, 3/1/11, SCSDE	500,000	555,120
Horry County, South Carolina, School District, 5.125%, 3/1/14, Callable 3/1/13 @ 100, SCDSC	500,000	555,635
Kershaw County, South Carolina, School District, 6.375%, 2/1/10, SCSDE	50,000	58,358
Kershaw County, South Carolina, School District, 6.125%, 2/1/16, Callable 2/1/10 @ 100, SCSDE	500,000	575,160
Lancaster County, South Carolina, School District, 5.00%, 3/1/11, Callable 3/1/10 @ 101, SCSDE	500,000	550,935
Lexington County, South Carolina, 5.00%, 2/1/14, Callable 2/1/12 @ 100, FGIC	500,000	547,175
South Carolina Educational Facilities Authority, 2.50%, 3/1/05	190,000	190,144
South Carolina, State School Facilities, Series A, 5.75%, 1/1/10, State Aid Withholding	500,000	570,250
South Carolina State School Facilities, Series A, 5.00%, 3/1/13, Callable 3/1/10 @ 101, State Aid Withholding	335,000	367,137
Spartanburg County, South Carolina, School District, 5.25%, 5/1/10, SCSDE	500,000	560,645
York County, South Carolina, School District, Series A, 5.00%, 3/1/11, Callable 3/1/09 @ 101, SCSDE	500,000	548,555
York County, South Carolina, School District, Series A, 5.80%, 3/1/13, Callable 3/1/09 @ 101, SCSDE, FSA	500,000	570,030

		9,863,976

Health Care Bonds (19.8%)
Florence County, South Carolina, Regional Medical Center Project, Series A, 5.00%, 11/1/09, FSA	500,000	549,630
Florence County, South Carolina, Regional Medical Center Project, Series A, 5.25%, 11/1/11, Callable 11/1/08 @ 102, MBIA	500,000	554,410

	Principal Amount	Fair Value
Municipal Bonds, continued
Health Care Bonds, continued
Greenville, South Carolina, Hospital Systems, Series A, 5.25%, 5/1/06, GTY AGMT	$500,000	$524,305
Lexington County, South Carolina, Health Services District, 4.75%, 11/1/09	500,000	531,750
Medical University of South Carolina Facilities, 6.00%, 8/15/12	500,000	559,825
Medical University of South Carolina Facilities, 6.00%, 7/1/14, Callable 7/1/09 @ 101	200,000	230,328
South Carolina Jobs Economic Development Authority Hospital Facilities, Series A, 2.75%, 4/1/05	500,000	500,310
South Carolina Jobs Economic Development Authority Hospital Facilities, 6.00%, 8/1/12	250,000	276,113
South Carolina Jobs Economic Development Authority Hospital Facilities, Anderson Area Medical Center, 5.50%, 2/1/11, Callable 2/1/09 @ 101, FSA	500,000	556,850

		4,283,521

Housing Bonds (0.5%)
Florence, South Carolina, New Public Housing Authority, 5.75%, 8/1/10, Callable 2/1/05 @ 101, FHA	100,000	113,074

Pollution Control Bonds 1.7%
Georgetown County, South Carolina, Pollution Control, Series A, 5.125%, 2/1/12	360,000	381,517

Transportation Bonds (3.6%)
South Carolina, Transportation Infrastructure, 5.25%, 10/1/08, AMBAC	700,000	773,451

Utility Bonds (26.5%)
Charleston, South Carolina, Waterworks & Sewer, 5.125%, 1/1/12	425,000	475,809
Charleston, South Carolina, Waterworks & Sewer, 5.25%, 1/1/14	600,000	669,780
Florence, South Carolina, Waterworks & Sewer, 7.50%, 3/1/11, Callable 3/1/10 @ 101 AMBAC	590,000	727,222
Piedmont, South Carolina, Municipal Power Agency, 5.40%, 1/1/07, MBIA	500,000	537,365
Piedmont, South Carolina, Municipal Power Agency, 4.50%, 1/1/09, Callable 1/1/05 @ 100, FGIC	500,000	503,665
Piedmont, South Carolina, Municipal Power Agency, Series A, 6.50%, 1/1/14, FGIC	500,000	606,630
Rock Hill South Carolina Utility System, Series A, 5.375%, 1/1/19, Callable 1/1/13 @ 100, FSA	500,000	551,210
South Carolina State Public Service Authority, Series A, 5.50%, 1/1/09, MBIA	500,000	557,575
Spartanburg, South Carolina, Water Works, 5.25%, 6/1/11, FSA	500,000	562,120
Western Carolina, Sewer Authority, 5.25%, 3/1/10, FSA	500,000	557,565

		5,748,941

Total Municipal Bonds (Cost $19,889,917)		21,164,480

Continued

South Carolina Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Shares	Fair Value
Investment Company (1.4%)
Federated Tax Exempt Money Market Fund	303,340	$303,340

Total Investment Company (Cost $303,340)		303,340

Total Investments (Cost $20,193,257) (a) — 99.2%		21,467,820
Net other assets (liabilities) — 0.8%		168,778

Net Assets — 100.0%		$21,636,598

(a)	Represents cost for financial reporting purposes, is substantially the same for federal tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$1,278,443
Unrealized depreciation	(3,880)

Net unrealized appreciation	$1,274,563

AMBAC — Insured by the AMBAC Indemnity Corporation.

FGIC — Insured by the Financial Guarantee Insurance Corporation.

FHA — Insured by the Federal Housing Administration.

FSA — Insured by the Financial Security Assurance.

GTY AGMT — Insured by the Guaranty Agreement.

MBIA — Insured by the Municipal Bond Insurance Association.

SCSDE — Insured by the South Carolina School District Enhancement.

See accompanying notes to the financial statements.

Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments September 30, 2004

	Principal Amount	Fair Value
Municipal Bonds (96.2%)
Education Bonds (13.2%)
University of Virginia, General Revenue, Series B, 5.00%, 6/1/22, Callable 6/1/13 @ 100	$750,000	$792,623
Virginia College Building Authority, 5.50%, 4/1/10	1,000,000	1,122,710
Virginia College Building Authority, 5.25%, 1/1/31, MBIA	1,255,000	1,378,492
Virginia State Public School Authority, Series I, 5.25%, 8/1/10	2,050,000	2,300,079
Virginia State Public School Authority, Series B, 5.25%, 8/1/10, Callable 8/1/09 @ 101	1,000,000	1,123,970
Virginia State Public School Authority, Series I, 5.00%, 8/1/11, Callable 8/1/07 @ 101	1,125,000	1,216,181
Virginia State Public School Authority, Series D, 5.25%, 2/1/12, State Aid Withholding	1,145,000	1,292,556
Virginia State Public School Authority, Series C, 5.00%, 8/1/28, State Aid Withholding	1,500,000	1,542,090

		10,768,701

General Obligation Bonds (43.8%)
Alexandria, Virginia, 5.00%, 1/1/13	1,850,000	2,069,836
Alexandria, Virginia, Public Improvement, 5.00%, 6/15/08	1,000,000	1,094,370
Arlington County, Virginia, 5.00%, 5/15/12, State Aid Withholding	1,000,000	1,120,540
Arlington County, Virginia, 5.00%, 5/15/13, State Aid Withholding	1,295,000	1,452,627
Arlington County, Virginia, 5.00%, 5/15/15, Callable 5/15/14 @ 100, State Aid Withholding	1,795,000	2,000,904
Arlington County, Virginia, 5.125%, 6/1/11, Callable 6/1/09 @ 100	1,000,000	1,108,130
Chesapeake, Virginia, 5.50%, 5/1/09, Callable 5/1/05 @ 102	1,000,000	1,042,680
Fairfax County, Virginia, Public Improvement, Series B, 5.50%, 12/1/07	1,000,000	1,102,400
Fairfax County, Virginia, Public Improvement, Series A, 5.00%, 6/1/09, Callable 6/1/08 @ 102	2,000,000	2,200,740
Henrico County Virginia, Public Improvement, 5.00%, 7/15/10	1,545,000	1,718,164
Manassas, Virginia, 5.25%, 1/1/11, Callable 1/1/08 @ 102	1,200,000	1,324,116
Newport News, Virginia, 5.00%, 3/1/11	2,000,000	2,181,920
Newport News, Virginia, Series A, 5.50%, 5/1/13, Callable 5/1/10 @ 102	1,845,000	2,119,739
Newport News, Virginia, Series A, 5.00%, 7/1/22, Callable 7/1/13 @ 100, State Aid Withholding	1,250,000	1,317,850
Pittsylvania County, Virginia, 5.625%, 3/1/15	1,315,000	1,515,985
Richmond, Virginia, 5.25%, 1/15/09	1,500,000	1,662,435
Richmond, Virginia, Public Improvement, Series A, 5.45%, 1/15/08	1,500,000	1,649,010
Roanoke, Virginia, Public Improvement, 5.00%,10/1/17, Callable 10/1/14 @ 101	1,000,000	1,106,830
Spotsylvania County, Virginia, 5.50%, 7/15/12, FSA	2,925,000	3,380,305
Virginia Beach, Virginia, Public Improvement, 5.25%, 3/1/08	1,000,000	1,095,660
Virginia Beach, Virginia, Public Improvement, 5.25%, 3/1/11, Callable 3/1/10 @ 101	3,205,000	3,568,126

		35,832,367

	Principal Amount	Fair Value
Municipal Bonds, continued
Health Care Bonds (11.0%)
Danville, Virginia, Industrial Development Authority, Regional Medical Center, 5.00%, 10/1/07, AMBAC	$1,160,000	$1,250,724
Fredericksburg, Virginia, Industrial Development Authority, Hospital Facilities Revenue, Medicorp Health Systems, 5.00%, 8/15/08	1,430,000	1,541,225
Norfolk, Virginia, Industrial Development Authority, Daughters Charity Hospital, 6.50%, 12/1/07, Callable 12/1/04 @ 100	800,000	805,976
Virginia Beach, Virginia, Industrial Development Authority, Sentara Health Systems, 5.25%, 11/1/09, Callable 11/1/08 @ 101, MBIA	1,000,000	1,097,300
Virginia Biotechnology Research Authority Lease Revenue, Biotech Two Project, 5.15%, 9/1/10	1,100,000	1,173,689
Virginia Biotechnology Research Authority Lease Revenue, Biotech Two Project, 5.25%, 9/1/12, Callable 9/1/06 @ 101	1,500,000	1,603,290
Winchester, Virginia, Industrial Development Authority, Winchester Medical Center, 5.25%, 1/1/06, Callable 12/2/04 @ 102, AMBAC	1,500,000	1,534,050

		9,006,254

Housing Bonds (2.6%)
Suffolk, Virginia Redevelopment & Housing Authority, 4.85%, 7/1/31	1,050,000	1,133,234
Virginia Gateway Community Development Authority, 6.375%, 3/1/30, Callable 3/1/13 @ 102 (b)	1,000,000	1,005,600

		2,138,834

Transportation Bonds (14.1%)
Chesapeake Bay Bridge & Tunnel, Virginia, 5.50%, 7/1/06, Callable 7/1/05 @ 102, FGIC	2,400,000	2,513,376
Chesapeake Bay Bridge & Tunnel, Virginia, 5.25%, 7/1/19, Callable 7/1/05 @ 102, MBIA	1,075,000	1,125,880
Fairfax County, Virginia, Economic Development Authority, 1st Series, 5.25%, 9/1/10, Callable 9/1/09 @ 102	1,000,000	1,117,490
Fairfax County, Virginia, Economic Development Authority, 5.00%, 4/1/21, Callable 4/1/14 @ 100, MBIA	1,000,000	1,064,570
Northern Virginia Community Commuter Rail, 5.375%, 7/1/14	1,000,000	1,114,520
Virginia Commonwealth, 5.75%, 5/15/09	1,035,000	1,172,603
Virginia Commonwealth Transportation Board, 5.50%, 5/15/15, Callable 5/15/09 @101	1,185,000	1,332,177
Virginia State Transportation Board, Transportation Contract Revenue, Series A, 5.125%, 5/15/12, Callable 5/15/06 @ 101	2,000,000	2,117,800

		11,558,416

Utility Bonds (9.2%)
Chesterfield County, Virginia, Pollution Control Authority, 5.50%, 10/1/09, Callable 11/8/06 @ 101	2,500,000	2,670,100

Continued

Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Principal Amount	Fair Value
Municipal Bonds, continued
Utility Bonds, continued
Henrico County, Virginia, Water & Sewer, 5.25%, 5/1/11, Callable 5/1/09 @ 102	$1,310,000	$1,456,301
Loudoun County, Virginia, Water & Sewer, 5.75%, 1/1/11, FSA	1,000,000	1,147,080
Norfolk, Virginia, Water Revenue, 5.125%, 11/1/11, Callable 11/1/08 @ 101, FSA	1,030,000	1,139,994
Prince William County, Virginia, Service Authority Water & Sewer System Revenue, 5.00%, 7/1/14, Callable 7/1/13 @ 102	1,000,000	1,116,410

		7,529,885

Washington, DC (2.3%)
Washington DC, Metropolitan Transportation Authority, 6.00%, 7/1/09, FGIC	1,600,000	1,833,952

Total Municipal Bonds (Cost $73,908,725)		78,668,409

	Shares	Fair Value
Investment Company (3.3%)
PNC Virginia Blackrock Fund — Institutional Class	2,693,370	$2,693,370

Total Investment Company (Cost $2,693,370)		2,693,370

Total Investments (Cost $76,602,095) (a) — 99.5%		81,361,779
Net other assets (liabilities) — 0.5%		428,517

Net Assets — 100.0%		$81,790,296

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$4,772,147
Unrealized depreciation	(12,463)

Net unrealized appreciation	$4,759,684

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures has deemed these securities to be illiquid. Represents 1.2% of net assets.

AMBAC — Insured by the AMBAC Indemnity Corporation.

FGIC — Insured by the Financial Guaranty Insurance Corporation.

FSA — Insured by the Financial Security Assurance.

MBIA — Insured by the Municipal Bond Insurance Association.

See accompanying notes to the financial statements.

West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments September 30, 2004

	Principal Amount	Fair Value
Municipal Bonds (97.6%)
Commission Bonds (9.4%)
Harrison County, West Virginia, Building Commission, 5.15%, 4/1/18, Callable 4/1/08 @ 102, AMBAC	$1,000,000	$1,068,590
West Virginia State Building Commission, Series A, 5.25%, 7/1/09, Callable 7/1/07 @ 102, MBIA	1,000,000	1,096,430
West Virginia State Building Commission, Series A, 5.25%, 7/1/10, AMBAC	2,000,000	2,231,580
West Virginia State Building Commission, Series A, 5.25%, 7/1/11, AMBAC	1,000,000	1,120,340
Wood County, West Virginia, Building Commission, 6.875%, 1/1/08, Callable 7/1/05 @ 100	1,290,000	1,461,738

		6,978,678

Education Bonds (18.9%)
West Virginia Higher Education, Series A, 5.00%, 4/1/11, MBIA	2,000,000	2,216,640
West Virginia Higher Education, Series A, 5.00%, 4/1/12, MBIA	2,000,000	2,222,939
West Virginia Higher Education, Series B, 5.00%, 4/1/29, FGIC	2,000,000	2,048,640
West Virginia School Building Authority, 6.00%, 7/1/08, Callable 7/1/07 @ 102, AMBAC	560,000	625,458
West Virginia School Building Authority, 5.40%, 7/1/10, Callable 7/1/07 @ 102, AMBAC	750,000	825,308
West Virginia University, 5.75%, 4/1/16, Callable 4/1/06 @ 101, AMBAC	1,000,000	1,068,040
West Virginia University, Series A, 5.00%, 4/1/08, MBIA	500,000	544,130
West Virginia University, Series A, 5.50%, 4/1/10, MBIA	1,405,000	1,586,133
West Virginia University, Series A, Series A, 5.50%, 4/1/11, MBIA	1,485,000	1,689,217
West Virginia University, Series A, 5.25%, 4/1/13, Callable 4/1/08 @ 102, AMBAC	1,125,000	1,242,608

		14,069,113

General Obligation Bonds (18.8%)
Ohio County, West Virginia, Board of Education, 5.00%, 6/1/13, Callable 6/1/08 @ 102, MBIA	800,000	873,000
Ohio County, West Virginia, Board of Education, 5.50%, 6/1/14, MBIA	880,000	1,019,366
West Virginia State, 5.50%, 6/1/09, FSA	3,000,000	3,365,520
West Virginia State, 5.50%, 6/1/10, FSA	1,500,000	1,697,280
West Virginia State, 5.25%, 6/1/12, Callable 6/1/08 @ 101, FGIC	830,000	914,212
West Virginia State, Series D, 5.25%, 11/1/12, Callable 11/1/06 @ 102, FGIC	1,495,000	1,618,352
West Virginia State, 5.75%, 6/1/14, Callable 6/1/09 @ 101	2,000,000	2,259,020
West Virginia State, 5.75%, 6/1/15, Callable 6/1/09 @ 101	1,000,000	1,126,710
West Virginia State, 5.625%, 6/1/19 Callable 6/1/10 @ 101, FGIC	1,000,000	1,125,370

		13,998,830

	Principal Amount	Fair Value
Municipal Bonds, continued
Health Care Bonds (12.7%)
Logan County, West Virginia, Logan County Health, 8.00%, 12/1/16	$690,000	$940,953
South Charleston, West Virginia, 5.50%, 10/1/09, Callable 10/1/04 @ 100, MBIA	520,000	521,518
Weirton, West Virginia, Municipal Hospital Building, Series A, 5.25%, 12/1/11	2,580,000	2,707,453
West Virginia State Hospital Finance Authority, 5.60%, 1/1/05, AMBAC	200,000	201,998
West Virginia State Hospital Finance Authority, 5.90%, 1/1/06, Callable 1/1/05 @ 100, MBIA	680,000	682,203
West Virginia State Hospital Finance Authority, 5.00%, 8/1/09, Callable 8/1/07 @ 100, FSA	800,000	852,592
West Virginia State Hospital Finance Authority, 6.00%, 9/1/12, Callable 9/1/10 @ 101	590,000	658,175
West Virginia State Hospital Finance Authority, Series A, 6.50%, 9/1/16	465,000	583,412
West Virginia State Hospital Finance Authority, 6.10%, 1/1/18, Callable 1/1/05 @ 100, MBIA	1,300,000	1,304,173
West Virginia State Hospital Finance Authority, 5.50%, 3/1/22, Callable 3/1/14 @ 100	970,000	992,135

		9,444,612

Housing Bonds (3.8%)
Cabell, Putnam & Wayne Counties, West Virginia, Single Family Residential Mortgage, 7.375%, 4/1/11, FGIC	640,000	782,701
Webster County, West Virginia, Housing Development Corporate Mortgage, 6.50%, 4/1/18, Callable 10/1/04 @ 101, FHA	1,010,000	1,021,544
West Virginia State Housing Development Fund, Series A, 5.60%, 5/1/16, Callable 5/1/06 @ 102	985,000	1,025,710

		2,829,955

Pollution Control Bonds (7.0%)
Marshall County, West Virginia, Pollution Control, 5.45%, 7/1/14, Callable 1/1/05 @ 101, MBIA	950,000	971,793
Monongalia County, West Virginia, Pollution Control, 5.95%, 4/1/13, Callable 4/1/05 @ 101, MBIA	2,000,000	2,054,660
Pleasants County, West Virginia, Pollution Control, Series C, 6.15%, 5/1/15, Callable 5/1/05 @ 102, AMBAC	1,100,000	1,148,147
Pleasants County, West Virginia, Pollution Control, Series C, 6.15%, 5/1/15, Callable 5/1/05 @ 102, AMBAC, MBIA	1,000,000	1,043,770

		5,218,370

Transportation Bonds (19.4%)
Charleston, West Virginia, Series A, 7.00%, 6/1/16, Callable 12/1/04 @ 102, LOC — Bank One West Virginia	580,000	596,379
Charleston, West Virginia, Urban Renewal Authority, 5.25%, 12/15/18, Callable 12/15/09 @ 103, FSA	1,060,000	1,170,929

Continued

West Virginia Intermediate Tax-Free Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Principal Amount	Fair Value
Municipal Bonds, continued
Transportation Bonds, continued
West Virginia Economic Development Authority, Series A, 5.50%, 6/1/12, MBIA	$2,000,000	$2,291,519
West Virginia Economic Development Authority, Series A, 5.50%, 6/1/15, Callable 6/1/12 @ 101, MBIA	1,000,000	1,126,020
West Virginia Economic Development Authority, Series A, 5.00%, 10/1/15, Callable 10/1/11 @ 101	1,250,000	1,351,875
West Virginia Economic Development Authority, 5.50%, 6/1/18, Callable 6/1/12, MBIA	1,000,000	1,126,310
West Virginia Economic Development, Department of Environmental Protection, 4.75%, 11/1/10	750,000	813,810
West Virginia Economic Development, Department of Environmental Protection, 4.75%, 11/1/11	785,000	851,521
West Virginia Economic Development, Department of Environmental Protection, 4.75%, 11/1/12	815,000	882,009
West Virginia State Parkways Economic Development and Tourism Authority, 5.00%, 5/15/10, FGIC	2,055,000	2,271,022
West Virginia State Parkways Economic Development and Tourism Authority, 5.25%, 5/15/12, FGIC	1,000,000	1,128,670
West Virginia State Parkways Economic Development & Tourism Authority, 5.25%, 5/15/17, FGIC	700,000	795,725

		14,405,789

	Shares or Principal Amount	Fair Value
Municipal Bonds, continued
Utility Bonds (7.6%)
Fairmont, West Virginia, Waterworks, 5.375%, 7/1/13, Callable 7/1/07 @ 102, MBIA	$680,000	$747,823
Harrison County, West Virginia, County Commission Solid Waste Disposal, 6.30%, 5/1/23, Callable 5/1/05 @ 102, AMBAC	860,000	871,567
Parkersburg, West Virginia, Waterworks & Sewer Systems, 5.80%, 9/1/19, Callable 9/1/06 @ 102, FSA	2,660,000	2,888,760
West Virginia State Water Development Authority, Series A, 5.50%, 11/1/18, Callable 11/1/09 @ 102, AMBAC	1,000,000	1,121,860

		5,630,010

Total Municipal Bonds (Cost $69,146,023)		72,575,357

Investment Company (1.1%)
Federated Tax Exempt Money Market Fund	783,900	783,900

Total Investment Company (Cost $783,900)
Total Investments (Cost $69,929,923) (a) — 98.7%		73,359,257
Net other assets (liabilities) — 1.3%		973,414

Net Assets — 100%		$74,332,671

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$3,444,566
Unrealized depreciation	(15,232)

Net unrealized appreciation	$3,429,334

AMBAC — Insured by the AMBAC Indemnity Corporation.

FGIC — Insured by the Financial Guaranty Insurance Corporation.

FHA — Insured by the Federal Housing Administration.

FSA — Insured by the Financial Security Assurance.

LOC — Line of Credit.

MBIA — Insured by the Municipal Bond Insurance Association.

See accompanying notes to the financial statements.

Prime Money Market Fund

Schedule of Portfolio Investments September 30, 2004

	Principal Amount	Amortized Cost
Certificates of Deposit (7.4%)
Banking (7.4%)
Credit Agricole Indosuez, 1.62%, 11/15/04	$4,000,000	$4,000,000
Credit Agricole Indosuez, 1.225%, 12/31/04	2,000,000	2,000,519
Deutsche Bank AG, 1.25%, 12/29/04	6,500,000	6,500,666
Regions Bank, Alabama, 1.16%, 10/15/04	4,000,000	4,000,000
Royal Bank Of Canada, Montreal, 1.40%, 2/28/05	12,000,000	12,000,000
U.S. Bank NA, Minneapolis, 1.28%, 2/23/05	5,000,000	4,999,703
Wilmington Trust Corp., 1.77%, 11/12/04	15,000,000	15,000,000
Wilmington Trust Corp., 1.74%, 11/19/04	22,500,000	22,500,000

Total Certificates of Deposit (Amortized Cost $71,000,888)		71,000,888

Commercial Paper* (23.1%)
Automobiles (1.0%)
Volkswagen Of America, 1.82%, 11/1/04 (b)	9,700,000	9,684,798

Banking (5.8%)
Bank Of Ireland, 1.16%, 10/22/04 (b)	4,900,000	4,896,684
Bank Of Ireland, 1.28%, 10/28/04 (b)	3,000,000	2,997,120
Bavaria TRR, (SWP Bayerische Hypotheken-und), 1.58%, Series, 10/15/04 (b)	14,000,000	13,991,398
Blue Spice LLC, (SWP Deutsche Bank AG), 1.53%, 10/4/04 (b)	9,000,000	8,998,856
Blue Spice LLC, (SWP Deutsche Bank AG), 1.59%, 10/22/04 (b)	2,000,000	1,998,145
KBC Financial Products International, Ltd, (KBC Bank NV) 1.85%, 2/8/05 (b)	7,000,000	6,953,236
Long Lane Master Trust IV, Series A, 1.54%, 10/12/04 (b)	13,000,000	12,993,898
UBS Finance (Delaware), Inc., 1.25%, 12/28/04	3,000,000	2,990,833

		55,820,170

Department Stores (0.9%)
May Department Stores Co., 1.86%, 11/16/04 (b)	9,000,000	8,978,610

Financial Securities (7.9%)
Aspen Funding Corp., 1.85%, 2/14/05 (b)	8,000,000	7,944,089
Fairway Finance Co. LLC, 1.88%, 2/18/05 (b)	1,000,000	992,689
Fountain Square Commercial Funding Corp., (SA Fifth Third Bank) 1.71%, 12/10/04	5,000,000	4,983,375
Galaxy Funding, Inc., 1.62%, 11/16/04 (b)	10,000,000	9,979,300
GE Capital Funding, Inc., 1.99%, 3/9/05	5,000,000	4,956,054
Georgetown Funding LLC, 1.92%, 12/28/04 (b)	5,000,000	4,976,533
Georgetown Funding LLC, 1.96%, 12/28/04 (b)	5,000,000	4,976,044
Grampian Funding LLC, 1.15%, 10/8/04 (b)	7,000,000	6,998,435
John Deere Credit, Ltd., (GTD John Deere Capital Corp.), 1.86%, 11/8/04	5,600,000	5,589,006
John Deere Credit, Ltd., (GTD John Deere Capital Corp.), 1.88%, 11/8/04	4,200,000	4,191,665
Paradigm Funding LLC, 1.79%, 1/10/05 (b)	4,000,000	3,979,912
Picaros Funding LLC., 2.03%, 3/14/05 (b)	5,000,000	4,953,761
Prefco-Preferred Receivables Funding Co., 1.15%, 10/13/04 (b)	9,529,000	9,525,347
K2 (USA) LLC, (GTD K2 Corp.), 2.11%, 3/31/05 (b)	2,000,000	1,978,783

		76,024,993

	Principal Amount	Amortized Cost
Financial Services — Auto (6.2%)
Daimler Chrysler NA Holding Corp, 1.70%, 10/14/04	$200,000	$199,877
Daimler Chrysler NA Holding Corp, 1.70%, 10/12/04	500,000	499,740
Daimler Chrysler NA Holding Corp, 1.73%, 10/19/04	6,000,000	5,994,810
Daimler Chrysler NA Holding Corp, 1.86%, 11/15/04	2,900,000	2,893,258
FCAR Auto Loan Trust, 1.56%, 10/15/04	20,000,000	19,987,867
FCAR Auto Loan Trust, 1.87%, 2/15/05	10,000,000	9,928,836
FCAR Auto Loan Trust, 2.01%, 3/8/05	2,000,000	1,982,357
New Center Asset Trust, 1.69%, 12/10/04	8,500,000	8,472,068
New Center Asset Trust, 2.03%, 3/8/05	3,000,000	2,973,272
New Center Asset Trust, 2.07%, 3/11/05	6,000,000	5,944,455

		58,876,540

Food Products (1.0%)
Sara Lee Corp., 1.82% 11/12/04 (b)	10,000,000	9,980,789

Insurance (0.2%)
Aegon Funding Corp., 1.53%, 10/1/04	2,000,000	2,000,000

Total Commercial Paper (Amortized Cost $222,365,900)		222,365,900

Corporate Bonds (10.9%)
Asset Backed Securities (3.3%)
Capital One Prime Auto Receivables Trust, Series 2004-2, 1.69%, 7/15/05	3,983,687	3,983,687
CIT Equipment Collateral, Series 2004 EF-1, 1.63%, 7/15/05	2,506,798	2,506,798
CNH Equipment Trust, Series 2004-A, 2.00%, 10/14/05	20,500,000	20,500,000
Daimler Chrysler Auto Trust, Series 2004-B, 1.72%, 8/8/05	2,240,093	2,240,093
Onyx Acceptance Auto Trust, Series 2004-B, 1.40%, 6/15/05	918,149	918,149
USAA Auto Owner Trust, Series 2004-2, 1.66%, 7/15/05	2,304,559	2,304,559

		32,453,286

Banking (0.5%)
U.S. Bank NA, Cincinnati, 1.20%, 12/30/04	4,600,000	4,600,000

Financial Services (3.1%)
Beta Finance, Inc., (GTD Beta Finance Corp.), 1.30%, 10/25/04 (b)	13,800,000	13,800,000
Beta Finance, Inc., (GTD Beta Finance Corp.), 1.43%, 10/27/04 (b)	1,750,000	1,749,975
Beta Finance, Inc., (GTD Beta Finance Corp.), 1.295%, 1/24/05 (b)	4,500,000	4,499,930
Sigma Finance, Inc., 1.71%, 5/18/05 (b)	5,000,000	4,999,369
Sigma Finance, Inc., 1.71%, 5/18/05 (b)	5,000,000	4,999,374

		30,048,648

Financial Services — Diversified (1.0%)
General Motors Acceptance Corp., (GTD General Motors Acceptance Corp.), 2.23%, 10/1/04	8,500,000	8,500,000
GMAC Residential Holding Corp., 2.15%, 10/1/04	1,000,000	1,000,000

		9,500,000

Pharmaceuticals (0.3%)
Merck & Co., 4.48%, 2/22/05 (b)	3,000,000	3,037,586

Continued

Prime Money Market Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Principal Amount	Amortized Cost
Corporate Bonds, continued
Public Building & Related Furniture (1.0%)
Johnson Controls, Inc., 1.74%, 11/30/04	$10,000,000	$10,000,000

Security Brokers & Dealers (1.6%)
Goldman Sachs Group, Inc., 1.55%, 10/25/04	5,000,000	5,000,000
Goldman Sachs Group, Inc., 2.06%, 3/10/05 ( c)	10,000,000	10,000,000

		15,000,000

Total Corporate Bonds (Amortized Cost $103,639,520)		103,639,520

U.S. Government Agencies (2.0%)
Federal Home Loan Bank (1.6%)
1.47%, 2/28/05	3,000,000	3,000,000
1.36%, 4/1/05	2,000,000	2,000,000
1.50%, 5/4/05, Callable 10/7/04 @ 100	8,000,000	8,000,000
1.60%, 5/16/05, Callable 10/21/04 @ 100	2,500,000	2,500,000

		15,500,000

Federal Home Loan Mortgage Corp. (0.4%)
3.875%, 2/15/05	4,000,000	4,037,820

Total U.S. Government Agencies (Amortized Cost $19,537,820)		19,537,820

Variable Rate Notes** (42.6%)
Banking & Financial Services (21.3%)
Anchor Holdings, (LCD U.S. Bank NA), 1.84%, 10/7/04	1,840,000	1,840,000
Bartlett, Illinois, Redevelopement Project, 2.03%, 10/6/04	5,000,000	5,000,000
Becker, Minnesota Pollution Control, (SWP Bank of New York) 1.97%, 10/6/04	8,700,000	8,700,000
Blue Heron Funding Ltd., Series 3A, Class A, (GTD WestLB AG) 1.85%, 10/29/04 ( c)	30,000,000	30,000,000
Christian Life Assembly of the Assemblies of God, (LCD Fulton Bank) 1.99%, 10/7/04	3,400,000	3,400,000
Guilford Capital, LLC, Series 2002-A, (LCD Regions Bank, Alabama) 1.99%, 10/7/04	1,725,000	1,725,000
H.C. Equities, (LCD Wachovia Bank NA), 1.84%, 10/7/04	4,955,000	4,955,000
HBOS Treasury Services, PLC, 1.75%, 10/25/04 (b)	8,000,000	8,000,000
HBOS Treasury Services, PLC, 1.96%, 10/25/04	10,000,000	10,000,000
HBOS Treasury Services, PLC, 1.64%, 10/25/04	25,000,000	25,000,000
Indian Hills Country Club, (LCD Amsouth Bank NA, Birmingham) 1.94%, 10/7/04	3,435,000	3,435,000
J.W. Harris Company, Inc., (LCD Fifth Third Bank, Cincinnati) 1.84%, 10/7/04	3,635,000	3,635,000
Maryland Economic Development Corp., (LCD Manufacturers & Traders Trust Co.), 1.99%, 10/5/04	7,000,000	7,000,000
Monet Trust, (SWP Dresdner Bank AG), 2.03%, 10/28/04 (b)(c)	25,000,000	25,000,000
Monet Trust, (SWP Dresdner Bank AG), 2.03%, 10/28/04 (b)(c)	5,000,000	5,000,000
New Keibler Thompson Co., (LCD Manufacturers & Traders Trust Co.), 1.99%, 10/8/04	8,705,000	8,705,000

	Principal Amount	Amortized Cost
Variable Rate Notes**, continued
Banking & Financial Services, continued
Quality Synthetic Rubber Co., (LCD U.S. Bank NA), 1.84%, 10/7/04	$858,000	$858,000
Seven Hills School, (LCD Fifth Third Bank, Cincinnati), 1.84%, 10/7/04	1,225,000	1,225,000
Societe Generale, 1.51%, 12/10/04	5,000,000	4,999,662
Spira Millenium, 1.88%, (LCD Fleet National Bank), 10/7/04	3,855,000	3,855,000
Stone Creek, (LCD Columbus Bank and Trust Co.), 1.90%, 10/7/04	14,485,000	14,485,000
Suntrust Bank, 1.60%, 10/4/04	4,000,000	4,001,495
TOG Properties, Inc., 1.94%, 10/7/04	8,000,000	8,000,000
Wells Fargo & Co., 1.83%, 10/14/04	3,000,000	3,000,000
Wells Fargo & Co., 1.69%, 10/4/04	6,000,000	6,000,000
World Wildlife Fund, Inc., (AMBAC Financial Group, Inc.) 1.87%, 10/7/04	4,870,000	4,870,000
YSR LLC, 1.91%, 10/7/04, (LCD Amsouth Bank, NA)	2,139,000	2,139,000

		204,828,157

Broker/Dealer (4.5%)
Merrill Lynch & Company, Inc., 1.70%, 10/4/04	10,000,000	10,000,000
Merrill Lynch & Company, Inc., 1.88%, 10/11/04 (b)	12,000,000	12,000,000
Merrill Lynch & Company, Inc., 1.91%, 12/14/04	1,000,000	1,001,383
Morgan Stanley, 1.85%, 10/1/04	7,000,000	7,000,000
Morgan Stanley, 1.70%, 10/4/04	5,000,000	5,000,000
Morgan Stanley, 1.85%, 10/27/04	8,000,000	8,000,000

		43,001,383

Federal Home Loan Mortgage Corp. (2.8%)
1.83%, 9/9/05	27,000,000	27,000,000

Financial Services (4.9%)
Compass Securitization, 1.67%, 10/8/04 (b)	14,000,000	13,998,615
Depfa Bank PLC, 1.76%, 6/15/05 (b)	15,000,000	15,000,000
General Electric Capital Assurance Corp., 1.84%, 10/12/04 (b)	7,000,000	7,000,000
General Electric Capital Assurance Corp., 1.68%, 10/18/04 (b)	7,000,000	7,000,000
General Electric Capital Assurance Corp., 1.815%, 11/8/04 ( c)	5,000,000	5,000,000

		47,998,615

Financial, Speciality (6.3%)
K2 (USA) LLC, (KBC Bank NV), 1.86%, 10/1/04 (b)	8,000,000	8,001,692
K2 (USA) LLC, (GTD K2 Corp.), 1.625%, 10/4/04 (b)	10,000,000	9,999,980
K2 (USA) LLC, (KBC Bank NV), 1.71%, 10/15/04 (b)	2,000,000	1,999,751
K2 (USA) LLC, (KBC Bank NV), 1.84%, 10/25/04 (b)	1,000,000	1,000,117
K2 (USA) LLC, (KBC Bank NV), 1.69%, 11/8/04 (b)	6,000,000	6,001,215
K2 (USA) LLC, (KBC Bank NV), 1.81%, 12/15/04 (b)	4,000,000	3,999,235
Paradigm Funding LLC, 1.66%, 10/5/04 (b)	11,800,000	11,800,000
Paradigm Funding LLC, 1.79%, 10/22/04 (b)	8,000,000	8,000,000
Paradigm Funding LLC, 1.80%, 10/28/04 (b)	10,000,000	10,000,000

		60,801,990

Continued

Prime Money Market Fund

Schedule of Portfolio Investments, continued September 30, 2004

	Principal Amount	Amortized Cost or Fair Value
Variable Rate Notes**, continued
Insurance (2.1%)
Allstate Life Insurance Co., 1.93%, 12/1/04 ( c)	$2,000,000	$2,000,000
Jackson National Life Insurance Co., 1.92%, 10/22/04 ( c)	3,000,000	3,000,000
Metropolitan Life Insurance Co., 1.85%, 11/1/04 ( c)	5,000,000	5,000,000
New York Life Insurance Co., 1.89%, 11/26/04 ( c)	5,000,000	5,000,000
Travelers Insurance Co., 1.83%, 11/19/04 ( c)	5,000,000	5,000,000

		20,000,000

Religious Organizations (0.3%)
Vestavia Hills Baptist, 1.94%, 10/7/04, (LCD Amsouth Bank, NA)	3,100,000	3,100,000

Restaurants (0.2%)
McDonalds Corp., 4.545%, 3/7/05 (b)	2,000,000	2,026,483

Total Variable Rate Notes (Amortized Cost $408,756,628)		408,756,628

Collateralized Loan Agreements (12.5%)
Bear Stearns Companies, Inc., 2.025%, dated 9/30/04 maturing 10/1/04, with maturity value of $25,001,406 (collateralized fully by various U.S. Government Agencies)	25,000,000	25,000,000
Greenwich Capital Marketing., 2.00%, dated 9/30/04 maturing 10/1/04, with maturity value of $25,001,387 (collateralized fully by various U.S. Government Agencies)	25,000,000	25,000,000
Goldman Sachs Group, Inc., 2.025%, dated 9/30/04 maturing 10/1/04, with maturity value of $10,000,563 (collateralized fully by various U.S. Government Agencies)	10,000,000	10,000,000

	Principal Amount	Amortized Cost or Fair Value
Collateralized Loan Agreements, continued
J.P. Morgan Chase, 1.98%, dated 9/30/04 maturing 10/1/04, with maturity value of $15,000,825 (collateralized fully by various U.S. Government Agencies)	$15,000,000	$15,000,000
Lehman Brothers Holdings, Inc., 2.025%, dated 9/30/04 maturing 10/1/04, with maturity value of $20,001,125 (collateralized fully by various U.S. Government Agencies)	20,000,000	20,000,000
Merrill Lynch & Company, Inc., 2.025%, dated 9/30/04 maturing 10/1/04, with maturity value of $25,001,406 (collateralized fully by various U.S. Government Agencies)	25,000,000	25,000,000

Total Collateralized Loan Agreements (Amortized Cost $120,000,000)		120,000,000

Repurchase Agreement (2.5%)
Wachovia Bank, 1.91%, dated 9/30/04 maturing 10/1/04, with maturity value of $23,341,238 (collateralized fully by various U.S. Government Agencies)	23,340,000	23,340,000

Total Repurchase Agreement (Amortized Cost $23,340,000)		23,340,000

Total Investments (Amortized Cost $968,640,756) (a) — 101.0%		968,640,756
Net other assets (liabilities) — (1.0%)		(9,841,522)

Net Assets — 100.0%		$958,799,234

(a)	Cost for federal income tax and financial reporting purposes are the same.
(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be illiquid. Represents 9.9% of net assets.

GTD — Guaranteed

INS — Insurance

LCD — Letter of Credit

LLC — Limited Liability Company

SWP — Swap

*	Discount note. Rate disclosed represents the effective yield at September 30, 2004.
**	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is the rate in effect as of September 30, 2004. The maturity date reflected is the next reset date.

See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund

Schedule of Portfolio Investments September 30, 2004

	Principal Amount	Amortized Cost or Fair Value
U.S. Treasury Bills* (11.9%)
1.51%, 10/7/04	$125,000,000	$124,968,439

Total U.S. Treasury Bills (Amortized Cost $124,968,439)		124,968,439

U.S. Treasury Bonds & Notes (32.4%)
2.125%, 10/31/04	100,000,000	100,057,415
2.000%, 11/30/04	30,000,000	30,032,618
1.750%, 12/31/04	25,000,000	25,018,742
1.625%, 1/31/05	25,000,000	25,008,618
1.500%, 2/28/05	25,000,000	24,981,881
1.625%, 3/31/05	25,000,000	24,972,137
1.625%, 4/30/05	30,000,000	29,957,329
6.500%, 5/15/05	25,000,000	25,701,023
1.125%, 6/30/05	30,000,000	29,826,319
1.500%, 7/31/05	25,000,000	24,901,997

Total U.S. Treasury Bonds & Notes (Amortized Cost $340,458,079)		340,458,079

Repurchase Agreements (55.6%)
Bank of America Corp., 1.67%, dated 9/30/04, maturing 10/1/04, with maturity value of $183,008,489 (Collateralized fully by U.S. Treasury Bills)	183,000,000	183,000,000

	Principal Amount	Amortized Cost or Fair Value
Repurchase Agreements, continued
First Boston, 1.73%, dated 9/30/04, maturing 10/1/04, with maturity value of $45,002,163 (Collateralized fully by U.S. Treasury Notes)	$45,000,000	$45,000,000
Goldman Sachs Group, Inc., 1.67%, dated 9/30/04, maturing 10/1/04, with maturity value of $200,093,970 (Collateralized fully by U.S. Treasury Notes)	200,084,688	200,084,688
Lehman Brothers, 1.74%, dated 9/30/04, maturing 10/1/04, with maturity value of $110,005,317 (Collateralized fully by U.S. Treasury Bills)	110,000,000	110,000,000
Merrill Lynch & Company, Inc., 1.55%, dated 9/30/04, maturing 10/1/04, with maturity value of $45,001,938 (Collateralized fully by U.S. Treasury Bills)	45,000,000	45,000,000

Total Repurchase Agreements (Cost $583,084,688)		583,084,688

Total Investments (Amortized Cost $1,048,511,206) (a) — 99.9%		1,048,511,206
Net other assets (liabilities) — 0.1%		1,043,431

Net Assets — 100.0%		$1,049,554,637

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

*	Discount note. Rate disclosed represents the effective yield at September 30, 2004.

See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Investment Companies (100.3%)
BB&T Intermediate Corporate Bond Fund — Institutional Class	1,152,554	$12,205,547
BB&T Intermediate U.S. Government Fund — Institutional Class	2,175,045	22,294,210
BB&T International Equity Fund — Institutional Class	642,139	5,291,229
BB&T Large Company Growth Fund — Institutional Class (b)	1,097,049	9,160,356
BB&T Large Company Value Fund — Institutional Class	801,114	13,851,269
BB&T Mid Cap Growth Fund — Institutional Class (b)	151,606	1,728,305
BB&T Mid Cap Value Fund — Institutional Class	165,846	2,555,687

	Shares	Fair Value
Investment Companies, continued
BB&T Short U.S. Government Fund — Institutional Class	625,738	$6,075,914
BB&T Small Company Growth Fund — Institutional Class (b)	90,009	1,112,507
BB&T Small Company Value Fund — Institutional Class	116,241	1,654,116
BB&T U.S. Treasury Money Market Fund — Institutional Class	2,487,236	2,487,236

Total Investment Companies (Cost $75,909,194)		78,416,376

Total Investments in Affiliates (Cost $75,909,194) (a) — 100.3%		78,416,376
Net other assets (liabilities) — (0.3%)		(211,745)

Net Assets — 100.0%		$78,204,631

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$3,031,001
Unrealized depreciation	(523,819)

Net unrealized appreciation	$2,507,182

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

Capital Manager Moderate Growth Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Investment Companies (100.1%)
BB&T Intermediate Corporate Bond Fund — Institutional Class	558,699	$5,916,626
BB&T Intermediate U.S. Government Fund — Institutional Class	1,060,131	10,866,341
BB&T International Equity Fund — Institutional Class	940,893	7,752,959
BB&T Large Company Growth Fund — Institutional Class (b)	1,618,150	13,511,550
BB&T Large Company Value Fund — Institutional Class	1,164,779	20,139,031
BB&T Mid Cap Growth Fund — Institutional Class (b)	216,613	2,469,389
BB&T Mid Cap Value Fund — Institutional Class	240,036	3,698,949

	Shares	Fair Value
Investment Companies, continued
BB&T Short U.S. Government Fund — Institutional Class	305,760	$2,968,928
BB&T Small Company Growth Fund — Institutional Class (b)	128,514	1,588,436
BB&T Small Company Value Fund — Institutional Class	167,134	2,378,320
BB&T U.S. Treasury Money Market Fund — Institutional Class	2,391,233	2,391,233

Total Investment Companies (Cost $73,558,479)		73,681,762

Total Investments In Affiliates (Cost $73,558,479) (a) — 100.1%		73,681,762
Net other assets (liabilities) — (0.1%)		(56,266)

Net Assets — 100.0%		$73,625,496

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$2,044,375
Unrealized depreciation	(1,921,092)

Net unrealized appreciation	$123,283

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

Capital Manager Growth Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Investment Companies (100.0%)
BB&T Intermediate Corporate Bond Fund — Institutional Class	183,457	$1,942,815
BB&T Intermediate U.S. Government Fund — Institutional Class	347,831	3,565,271
BB&T International Equity Fund — Institutional Class	840,725	6,927,573
BB&T Large Company Growth Fund — Institutional Class (b)	1,448,168	12,092,200
BB&T Large Company Value Fund — Institutional Class	1,043,867	18,048,457
BB&T Mid Cap Growth Fund — Institutional Class (b)	193,435	2,205,155
BB&T Mid Cap Value Fund — Institutional Class	215,330	3,318,232
BB&T Short U.S. Government Fund — Institutional Class	100,278	973,701

	Shares	Fair Value
Investment Companies, continued
BB&T Small Company Growth Fund — Institutional Class (b)	115,657	$1,429,519
BB&T Small Company Value Fund — Institutional Class	149,802	2,131,688
BB&T U.S. Treasury Money Market Fund — Institutional Class	1,815,646	1,815,646

Total Investment Companies (Cost $56,246,964)		54,450,257

Total Investments In Affiliates (Cost $56,246,964) (a) — 100.0%		54,450,257
Net other assets (liabilities) — 0.0%		9,357

Net Assets — 100.0%		$54,459,614

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$1,061,488
Unrealized depreciation	(2,858,195)

Net unrealized depreciation	$(1,796,707)

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

Capital Manager Equity Fund

Schedule of Portfolio Investments September 30, 2004

	Shares	Fair Value
Investment Companies (100.0%)
BB&T International Equity Fund — Institutional Class	535,821	$4,415,165
BB&T Large Company Growth Fund — Institutional Class (b)	922,827	7,705,604
BB&T Large Company Value Fund — Institutional Class	665,290	11,502,871
BB&T Mid Cap Growth Fund — Institutional Class (b)	123,325	1,405,904
BB&T Mid Cap Value Fund — Institutional Class	137,250	2,115,026
BB&T Small Company Growth Fund — Institutional Class (b)	73,700	910,931

	Shares	Fair Value
Investment Companies, continued
BB&T Small Company Value Fund — Institutional Class	95,469	$1,358,525
BB&T U.S. Treasury Money Market Fund — Institutional Class	996,994	996,994

Total Investment Companies (Cost $29,714,443)		30,411,020

Total Investments in Affiliates (Cost $29,714,443) (a) — 100.0%		30,411,020
Net other assets (liabilities) — 0.0%		1,473

Net assets — 100.0%		$30,412,493

(a)	Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from fair value by net unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation	$1,303,306
Unrealized depreciation	(606,729)

Net unrealized appreciation	$696,577

(b)	Represents non-income producing securities.

See accompanying notes to the financial statements.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

BB&T Funds

Statements of Assets and Liabilities September 30, 2004

	Equity Income Fund	Large Company Value Fund
Assets
Investments, at cost	$29,911,125	$757,853,508
Unrealized appreciation (depreciation)	989,474	132,334,030

Investments, at value*	30,900,599	890,187,538
Interest and dividends receivable	71,493	1,039,121
Receivable for capital shares issued	185,038	—
Receivable for investments sold	—	4,458,165
Prepaid expenses	40,157	11,808

Total Assets:	31,197,287	895,696,632

Liabilities
Covered options written (premiums received $13,207; $0; $0; $0; $0; $0; $0; $301,055)	13,275	—
Dividends payable	122,769	586,096
Payable for investments purchased	85,020	2,006,740
Payable for capital shares redeemed	—	—
Payable for collateral received on loaned securities	—	214,201,090
Accrued expenses and other payables
Investment advisory fees	9,690	372,738
Administration, transfer agency and fund accounting fees	600	13,364
Distribution fees	3,676	28,311
Other	3,572	53,315

Total Liabilities:	238,602	217,261,654

Net Assets
Capital	29,936,324	548,919,169
Undistributed (distributions in excess of) net investment income	8,099	2
Undistributed realized gains (losses) from investment transactions	24,856	(2,818,223)
Net unrealized appreciation (depreciation) of investments	989,406	132,334,030

Net Assets	$30,958,685	$678,434,978

Net Assets
Class A Shares	$6,341,814	$31,783,233
Class B Shares	1,672,467	26,309,079
Class C Shares	1,816,012	156,978
Institutional Shares	21,128,392	620,185,688

Total	$30,958,685	$678,434,978

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	612,865	1,841,692
Class B Shares	161,687	1,536,851
Class C Shares	175,569	9,185
Institutional Shares	2,041,126	35,860,227

Total	2,991,247	39,247,955

Net Asset Value
Class A Shares — redemption price per share	$10.35	$17.26

Class B Shares — offering price per share**	$10.34	$17.12

Class C Shares — offering price per share**	$10.34	$17.09

Institutional Shares — offering and redemption price per share	$10.35	$17.29

Maximum Sales Charge — Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share — Class A Shares†	$10.98	$18.31

*	The Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, and Small Company Growth Fund include securities on loan of $207,370,816; $137,945,282; $52,192,156; $61,029,724, $13,331,216, and $27,515,248, respectively.
**	Redemption price per share varies by length of time shares are held.
†	Maximum offering price may not recalculate due to the rounding of the NAV.

See accompanying notes to the financial statements.

Large Company Growth Fund	Mid Cap Value Fund	Mid Cap Growth Fund	Small Company Value Fund	Small Company Growth Fund	Special Opportunities Equity Fund

$467,923,331	$216,056,614	$163,493,423	$67,565,648	$119,564,135	$83,937,126
42,610,242	42,342,777	23,742,553	14,102,335	12,181,099	13,036,431

510,533,573	258,399,391	187,235,976	81,667,983	131,745,234	96,973,557
217,636	431,580	121,093	72,473	25,358	55,832
—	—	—	—	—	417,914
3,202,896	—	4,636,313	—	2,651,083	1,040,383
5,463	4,624	3,239	6,107	5,556	8,757

513,959,568	258,835,595	191,996,621	81,746,563	134,427,231	98,496,443

—	—	—	—	—	248,420
—	383,557	—	51,651	—	—
2,940,318	8,242,553	903,709	464,986	3,344,296	578,078
150	—	—	—	2,139	20,632
142,033,534	53,754,118	62,731,209	13,885,225	28,371,625	—

201,909	106,274	69,451	43,225	69,914	61,013
7,227	3,826	2,506	1,311	1,990	1,891
13,301	5,184	3,356	181	6,305	27,796
48,417	21,000	14,985	7,118	24,671	14,384

145,244,856	62,516,512	63,725,216	14,453,697	31,820,940	952,214

375,043,624	152,865,179	103,041,935	51,451,359	174,671,962	83,512,351
—	(19,349)	—	(6,278)	—	—
(48,939,154)	1,130,476	1,486,917	1,745,450	(84,246,770)	942,312
42,610,242	42,342,777	23,742,553	14,102,335	12,181,099	13,089,566

$368,714,712	$196,319,083	$128,271,405	$67,292,866	$102,606,291	$97,544,229

$8,784,002	$9,423,366	$8,079,219	$353,300	$5,958,288	$28,902,719
13,845,325	3,581,926	1,972,638	136,394	6,271,620	13,214,977
24,617	522,592	207,503	1,420	44,717	15,610,524
346,060,768	182,791,199	118,012,045	66,801,752	90,331,666	39,816,009

$368,714,712	$196,319,083	$128,271,405	$67,292,866	$102,606,291	$97,544,229

1,069,095	611,837	737,680	24,856	498,297	2,209,276
1,775,055	234,044	184,382	9,698	568,742	1,020,701
3,152	34,149	19,396	101	4,052	1,205,210
41,468,612	11,859,735	10,348,626	4,692,913	7,306,730	3,034,611

44,315,914	12,739,765	11,290,084	4,727,568	8,377,821	7,469,798

$8.22	$15.40	$10.95	$14.21	$11.96	$13.08

$7.80	$15.30	$10.70	$14.06	$11.03	$12.95

$7.81	$15.30	$10.70	$14.06	$11.04	$12.95

$8.35	$15.41	$11.40	$14.23	$12.36	$13.12

5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

$8.72	$16.34	$11.62	$15.08	$12.70	$13.88

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities September 30, 2004

	International Equity Fund	Short U.S. Government Fund
Assets
Investments:
Investments, at cost	$202,007,374	$295,996,723
Unrealized appreciation (depreciation)	32,130,795	138,120

Investments, at value*	234,138,169	296,134,843
Foreign currency, at value**	1,213,851	—
Interest and dividends receivable	721,923	1,552,010
Receivable for capital shares issued	—	41,998
Receivable for forward currency contracts	29,927	—
Receivable for investments sold	4,016,634	—
Reclaims receivable	262,624	—
Prepaid expenses	5,249	3,761

Total Assets	240,388,377	297,732,612

Liabilities:
Dividends payable	645,953	500,792
Payable for forward foreign currency contracts	85,386	—
Payable for collateral received on loaned securities	—	92,254,937
Payable for investments purchased	2,351,992	—
Payable for capital shares redeemed	—	500,002
Accrued expenses and other payables:
Investment advisory fees	173,836	75,487
Administration, transfer agency and fund accounting fees	4,645	4,016
Distribution fees	2,056	1,814
Other	20,936	19,551

Total Liabilities	3,284,804	93,356,599

Net Assets
Capital	251,460,780	208,060,722
Undistributed (distribution in excess of) net investment income	(868,449)	196,983
Undistributed realized gains (losses) from investment and foreign currency transactions	(45,632,288)	(4,019,812)
Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	32,143,530	138,120

Net Assets	$237,103,573	$204,376,013

Net Assets
Class A Shares	$1,685,885	$8,456,292
Class B Shares	2,140,126	—
Class C Shares	2,172	—
Institutional Shares	233,275,390	195,919,721

Total	$237,103,573	$204,376,013

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	207,522	871,514
Class B Shares	276,601	—
Class C Shares	281	—
Institutional Shares	28,314,055	20,167,725

Total	28,798,459	21,039,239

Net Asset Value†
Class A Shares — redemption price per share	$8.12	$9.70

Class B Shares — offering price per share***	$7.74	$—

Class C Shares — offering price per share***	$7.74	$—

Institutional Shares — offering and redemption price per share	$8.24	$9.71

Maximum Sales Charge — Class A Shares	5.75%	3.00%

Maximum Offering Price (100%/(100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$8.62	$10.00

*	The Short U.S. Government Fund, Intermediate U.S. Government Fund, and Intermediate Corporate Bond Fund include securities on loan of $89,846,550; $204,703,087; and $63,316,678, respectively.
**	The International Equity Fund includes foreign currency at cost of $1,188,190.
***	Redemption price per share varies by length of time shares are held
†	Net assets divided by shares outstanding may not recalculate due to the rounding of net assets and/or shares outstanding.

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund	Intermediate Corporate Bond Fund

$757,336,499	$337,610,978
3,698,482	9,023,950

761,034,981	346,634,928
—	—
4,239,336	3,832,116
—	—
—	—
—	—
—	—
5,563	3,719

765,279,880	350,470,763

1,498,264	997,859
—	—
209,338,787	64,919,944
—	—
—	1,502

228,256	115,745
10,934	5,604
8,636	6,521
63,935	30,199

211,148,812	66,077,374

548,768,232	275,866,705
151,002	236,222
1,513,352	(733,488)
3,698,482	9,023,950

$554,131,068	$284,393,389

$11,959,166	$4,785,505
6,882,910	6,601,928
606,513	256,655
534,682,479	272,749,301

$554,131,068	$284,393,389

1,167,816	452,070
674,564	623,284
59,439	24,225
52,167,410	25,753,213

54,069,229	26,852,792

$10.24	$10.59

$10.20	$10.59

$10.20	$10.59

$10.25	$10.59

5.75%	5.75%

$10.86	$11.24

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities September 30, 2004

	Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund
Assets
Investments:
Investments, at cost	$15,551,894	$9,676,694
Unrealized appreciation (depreciation)	467,553	187,377

Investments, at value	16,019,447	9,864,071
Interest and dividends receivable	208,569	120,882
Receivable for investments sold	—	—
Prepaid expenses	157	375

Total Assets	16,228,173	9,985,328

Liabilities
Dividends payable	36,337	19,175
Payable for investments purchased	—	189,887
Accrued expenses and other payables
Investment advisory fees	4,123	238
Administration, transfer agency and fund accounting fees	319	193
Distribution fees	331	77
Other	726	1,458

Total Liabilities	41,836	211,028

Net Assets
Capital	15,774,565	9,717,842
Undistributed (distributions in excess of) net investment income	1,920	300
Undistributed realized gains (losses) from investment transactions	(57,701)	(131,219)
Net unrealized appreciation (depreciation) of investments	467,553	187,377

Net Assets	$16,186,337	$9,774,300

Net Assets
Class A Shares	$2,745,787	$666,783
Institutional Shares	13,440,550	9,107,517

Total	$16,186,337	$9,774,300

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	268,743	65,717
Institutional Shares	1,317,061	896,197

Total	1,585,804	961,914

Net Asset Value
Class A Shares — redemption price per share	$10.22	$10.15

Institutional Shares — offering and redemption price per share	$10.20	$10.16

Maximum Sales Charge — Class A Shares	3.00%	3.00%

Maximum Offering Price (100%/(100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.54	$10.46

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund

$113,479,425	$20,193,257	$76,602,095	$69,929,923
6,154,382	1,274,563	4,759,684	3,429,334

119,633,807	21,467,820	81,361,779	73,359,257
1,725,709	236,469	950,995	1,267,719
—	—	1,124,674	2,232,532
647	1,286	283	1,998

121,360,163	21,705,575	83,437,731	76,861,506

320,583	58,439	228,313	216,891
1,549,185	—	1,378,492	2,274,183

44,246	8,004	30,299	27,470
2,372	428	1,619	1,468
2,793	524	1,576	2,204
14,217	1,582	7,136	6,619

1,933,396	68,977	1,647,435	2,528,835

112,989,731	20,200,104	76,839,330	70,342,415
47,165	15,729	34,726	(14,320)
235,489	146,202	156,556	575,242
6,154,382	1,274,563	4,759,684	3,429,334

$119,426,767	$21,636,598	$81,790,296	$74,332,671

$22,688,744	$4,148,899	$13,004,743	$10,814,505
96,738,023	17,487,699	68,785,553	63,518,166

$119,426,767	$21,636,598	$81,790,296	$74,332,671

2,127,134	383,941	1,107,950	1,072,997
9,071,169	1,628,720	5,861,425	6,296,272

11,198,303	2,012,661	6,969,375	7,369,269

$10.67	$10.81	$11.74	$10.08

$10.66	$10.74	$11.74	$10.09

3.00%	3.00%	3.00%	3.00%

$11.00	$11.14	$12.10	$10.39

See accompanying notes to the financial statements.

BB&T Funds

Statements of Assets and Liabilities September 30, 2004

	Prime Money Market Fund	U.S. Treasury Money Market Fund
Assets
Investments:
Unaffiliated investments, at cost	$825,300,756	$465,426,518
Investment in affiliates, at cost	—	—

Total investments, at cost	825,300,756	465,426,518
Unrealized appreciation (depreciation)	—	—

Investments, at value	825,300,756	465,426,518
Repurchase agreements, at cost	23,340,000	583,084,688
Collateralized loan agreements, at cost	120,000,000	—
Cash	1,167	—
Interest and dividends receivable	1,408,450	2,300,385
Receivable for capital shares issued	—	—
Prepaid expenses	8,442	8,785

Total Assets	970,058,815	1,050,820,376

Liabilities
Dividends payable	837,361	871,265
Payable for investments purchased	9,980,789	—
Payable for capital shares redeemed	—	—
Accrued expenses and other payables:
Investment advisory fees	238,411	234,982
Administration, transfer agency and fund accounting fees	15,862	16,986
Distribution fees	88,954	26,560
Other	98,204	115,946

Total Liabilities	11,259,581	1,265,739

Net Assets
Capital	958,789,862	1,049,554,391
Undistributed (distributions in excess of) net investment income	9,372	246
Undistributed realized gains (losses) from investment transactions	—	—
Net unrealized appreciation (depreciation) of investments	—	—

Net Assets	$958,799,234	$1,049,554,637

Net Assets
Class A Shares	$426,216,796	$122,500,444
Class B Shares	2,280,176	886,948
Class C Shares	453,132	4,979
Institutional Shares	529,849,130	926,162,266

Total	$958,799,234	$1,049,554,637

Outstanding Units of Beneficial Interest (Shares)
Class A Shares	426,213,798	122,500,687
Class B Shares	2,280,150	886,946
Class C Shares	453,128	4,979
Institutional Shares	529,858,220	926,162,054

Total	958,805,296	1,049,554,666

Net Asset Value
Class A Shares — redemption price per share	$1.00	$1.00

Class B Shares — offering price per share*	$1.00	$1.00

Class C Shares — offering price per share*	$1.00	$1.00

Institutional Shares — offering and redemption price per share	$1.00	$1.00

Maximum Sales Charge — Class A Shares	NA	NA

Maximum Offering Price (100%/(100% — Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$1.00	$1.00

*	Redemption price per share varies by length of time shares are held.

See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund

$—	$—	$—	$—
75,909,194	73,558,479	56,246,964	29,714,443

75,909,194	73,558,479	56,246,964	29,714,443
2,507,182	123,283	(1,796,707)	696,577

78,416,376	73,681,762	54,450,257	30,411,020
—	—	—	—
—	—	—	—
—	—	—	—
153,695	108,102	63,963	28,967
—	23,335	21,701	—
2,852	3,121	4,247	3,379

78,572,923	73,816,320	54,540,168	30,443,366

337,070	134,060	50,853	14,482
—	—	—	—
330	15,347	—	2,021

9,602	8,974	4,791	733
1,282	1,202	885	493
5,202	19,856	13,610	5,387
14,806	11,385	10,415	7,757

368,292	190,824	80,554	30,873

78,724,064	75,240,090	58,271,330	29,902,378
—	—	—	—
(3,026,615)	(1,737,877)	(2,015,009)	(186,462)
2,507,182	123,283	(1,796,707)	696,577

$78,204,631	$73,625,496	$54,459,614	$30,412,493

$5,241,723	$20,428,103	$12,006,556	$3,557,298
4,857,407	19,048,659	13,729,727	5,719,932
180,101	177,829	63,245	84,679
67,925,400	33,970,905	28,660,086	21,050,584

$78,204,631	$73,625,496	$54,459,614	$30,412,493

563,664	2,268,199	1,380,253	371,154
522,272	2,148,817	1,604,935	611,151
19,425	19,964	7,392	9,072
7,253,624	3,759,670	3,292,432	2,183,784

8,358,985	8,196,650	6,285,012	3,175,161

$9.30	$9.01	$8.70	$9.58

$9.30	$8.86	$8.55	$9.36

$9.27	$8.91	$8.56	$9.33

$9.36	$9.04	$8.70	$9.64

5.75%	5.75%	5.75%	5.75%

$9.87	$9.56	$9.23	$10.16

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations For the Year Ended September 30, 2004

	Equity Income Fund (a)	Large Company Value Fund
Investment Income:
Interest income	$7,899	$—
Dividend income	211,384	15,851,032
Income from securities lending	—	38,602

Total Investment Income	219,283	15,889,634

Expenses:
Investment advisory fees	47,254	4,659,602
Administration, transfer agency and fund accounting fees	31,000	1,753,245
Distribution fees — Class A Shares	5,289	145,129
Distribution fees — Class B Shares	2,919	278,729
Distribution fees — Class C Shares	2,812	1,394
Custodian fees	1,101	123,982
Other	32,030	155,753

Total expenses before waivers	122,405	7,117,834
Less expenses waived by the Investment Advisor	(20,252)	(576,267)
Less expenses waived by the Administrator and its affiliates	(5,639)	(217,246)

Net Expenses	96,514	6,324,321

Net Investment Income (Loss)	122,769	9,565,313

Realized/Unrealized Gains (Losses) on Investments:
Net increase from payments by affiliates on investment restriction violations	—	—
Net realized gains on option transactions	—	—
Net realized gains (losses) from investment transactions	24,856	5,198,282
Change in unrealized appreciation/depreciation of investments	989,406	80,925,301

Net realized/unrealized gains (losses) on investments	1,014,262	86,123,583

Change in net assets from operations	$1,137,031	$95,688,896

(a)	From the commencement of operations on June 30, 2004 through September 30, 2004.

See accompanying notes to the financial statements.

Large Company Growth Fund	Mid Cap Value Fund	Mid Cap Growth Fund	Small Company Value Fund	Small Company Growth Fund	Special Opportunities Equity Fund

$53	$—	$—	$5	$1,153	$17,020
3,029,364	4,463,055	400,331	793,310	304,024	399,789
75,201	11,640	28,969	13,275	77,223	—

3,104,618	4,474,695	429,300	806,590	382,400	416,809

2,593,386	1,352,081	921,829	572,499	1,190,739	524,342
1,020,018	553,131	400,966	208,479	425,815	264,234
42,364	20,830	19,119	1,173	30,890	73,964
149,154	29,708	16,778	735	72,991	85,195
274	5,261	1,973	14	425	90,703
70,655	37,776	24,960	11,122	23,782	15,173
99,801	60,228	37,664	22,458	35,684	54,107

3,975,652	2,059,015	1,423,289	816,480	1,780,326	1,107,718
(320,811)	(167,725)	(115,682)	(80,664)	(105,016)	(93,561)
(101,204)	(41,666)	(27,750)	(14,082)	(38,916)	(53,846)

3,553,637	1,849,624	1,279,857	721,734	1,636,394	960,311

(449,019)	2,625,071	(850,557)	84,856	(1,253,994)	(543,502)

—	—	—	—	8,277	—
—	—	—	—	—	79,792
28,592,255	9,278,490	13,005,024	1,796,842	19,661,946	1,567,376
(8,268,748)	20,135,708	284,704	10,522,224	(8,365,717)	11,687,812

20,323,507	29,414,198	13,289,728	12,319,066	11,304,506	13,334,980

$19,874,488	$32,039,269	$12,439,171	$12,403,922	$10,050,512	$12,791,478

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations For the Year Ended September 30, 2004

	International Equity Fund	Short U.S. Government Fund
Investment Income:
Interest income	$74,712	$5,806,050
Dividend income	6,624,056	55,354
Foreign tax withholding	(732,047)	—
Income from securities lending	—	51,498

Total Investment Income:	5,966,721	5,912,902

Expenses:
Investment advisory fees	2,272,619	1,250,173
Administration, transfer agency and fund accounting fees	682,255	556,677
Distribution fees — Class A Shares	8,791	44,572
Distribution fees — Class B Shares	21,609	—
Distribution fees — Class C Shares	21	—
Custodian fees	194,372	40,158
Other fees	88,651	49,350

Total expenses before waivers	3,268,318	1,940,930
Less expenses waived by the Investment Advisor	(175,993)	(277,956)
Less expenses waived by the Administrator and its affiliates	(56,000)	(99,199)

Net Expenses	3,036,325	1,563,775

Net Investment Income (Loss)	2,930,396	4,349,127

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions	20,934,244	(502,785)
Change in unrealized appreciation/depreciation of investments	13,545,842	(1,991,679)

Net realized/unrealized gains (losses) on investments	34,480,086	(2,494,464)

Change in net assets from operations	$37,410,482	$1,854,663

See accompanying notes to the financial statements.

Intermediate U.S. Government Fund	Intermediate Corporate Bond Fund

$20,284,955	$12,100,223
129,891	567,847
—	—
88,120	24,051

20,502,966	12,692,121

3,113,158	1,553,066
1,425,053	743,966
55,169	21,228
76,636	64,455
7,327	2,500
105,448	52,075
149,407	81,470

4,932,198	2,518,760
(518,815)	(258,823)
(146,685)	(70,390)

4,266,698	2,189,547

16,236,268	10,502,574

4,021,401	2,319,802
(13,559,131)	(4,182,899)

(9,537,730)	(1,863,097)

$6,698,538	$8,639,477

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations For the Year Ended September 30, 2004

	Kentucky Intermediate Tax-Free Fund	Maryland Intermediate Tax-Free Fund
Investment Income:
Interest income	$568,483	$229,360
Dividend income	3,911	1,473

Total Investment Income:	572,394	230,833

Expenses:
Investment advisory fees	100,822	45,175
Administration, transfer agency and fund accounting fees	70,362	46,721
Distribution fees — Class A Shares	12,013	2,911
Custodian fees	3,459	1,334
Other	5,698	4,227

Total expenses before waivers	192,354	100,368
Less expenses waived and/or reimbursed by the Investment Advisor	(65,908)	(48,651)
Less expenses waived by the Administrator and its affiliates	(17,420)	(5,781)

Net Expenses	109,026	45,936

Net Investment Income (Loss)	463,368	184,897

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions	(6,703)	(112,876)
Change in unrealized appreciation /depreciation of investments	(23,374)	112,593

Net realized/unrealized gains (losses) on investments	(30,077)	(283)

Change in net assets from operations	$433,291	$184,614

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund	South Carolina Intermediate Tax-Free Fund	Virginia Intermediate Tax-Free Fund	West Virginia Intermediate Tax-Free Fund

$4,781,035	$902,448	$3,383,947	$3,374,762
25,217	3,956	14,434	11,419

4,806,252	906,404	3,398,381	3,386,181

733,350	135,988	494,154	358,251
345,070	63,909	237,254	232,382
121,358	22,953	50,578	27,841
24,432	3,663	15,424	15,061
26,837	8,382	17,495	17,195

1,251,047	234,895	814,905	650,730
(162,887)	(33,997)	(109,661)	—
(130,130)	(24,457)	(66,051)	(16,908)

958,030	176,441	639,193	633,822

3,848,222	729,963	2,759,188	2,752,359

192,951	145,469	206,599	598,661
(1,534,991)	(287,972)	(1,330,941)	(1,405,834)

(1,342,040)	(142,503)	(1,124,342)	(807,173)

$2,506,182	$587,460	$1,634,846	$1,945,186

See accompanying notes to the financial statements.

BB&T Funds

Statements of Operations For the Year Ended September 30, 2004

	Prime Money Market Fund	U.S. Treasury Money Market Fund
Investment Income
Interest income	$13,118,624	$12,580,868
Dividend income from affiliates	—	—
Income from securities lending	—	72,786

Total Investment Income	13,118,624	12,653,654

Expenses:
Investment advisory fees	4,162,094	4,629,047
Administration, transfer agency and fund accounting fees	2,715,846	3,020,976
Distribution fees — Class A Shares	2,214,238	665,001
Distribution fees — Class B Shares	24,202	9,167
Distribution fees — Class C Shares	5,159	74
Custodian fees	139,199	233,143
Other	255,187	338,758

Total expenses before waivers	9,515,925	8,896,166
Less expenses waived by the Investment Advisor	(1,040,444)	(1,307,050)
Less expenses waived by the Administrator and its affiliates	(1,271,429)	(720,563)

Net Expenses	7,204,052	6,868,553

Net Investment Income (Loss)	5,914,572	5,785,101

Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions	3,370	—
Net realized gain distributions from underlying funds	—	—
Change in unrealized appreciation/depreciation from investments	—	—

Net realized/unrealized gains (losses) on investments	3,370	—

Change in net assets from operations	$5,917,942	$5,785,101

See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund	Capital Manager Moderate Growth Fund	Capital Manager Growth Fund	Capital Manager Equity Fund

$—	$—	$—	$—
1,756,930	1,054,868	592,394	245,639
—	—	—	—

1,756,930	1,054,868	592,394	245,639

185,180	157,379	116,144	64,527
242,167	234,173	188,514	120,494
19,824	81,425	44,442	11,368
42,153	157,835	121,934	43,774
1,815	2,370	648	766
15,190	12,439	9,324	5,327
32,561	33,649	26,273	18,184

538,890	679,270	507,279	264,440
(74,068)	(62,949)	(59,675)	(47,688)
(85,220)	(104,631)	(69,437)	(31,900)

379,602	511,690	378,167	184,852

1,377,328	543,178	214,227	60,787

(446,201)	(14,859)	(29,962)	(73,449)
243,148	93,661	31,778	—
3,404,031	4,029,560	4,164,246	2,836,612

3,200,978	4,108,362	4,166,062	2,763,163

$4,578,306	$4,651,540	$4,380,289	$2,823,950

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

Equity Income Fund
For the Period June 30, 2004 through September 30, 2004 (a)
From Investment Activities
Operations:
Net investment income (loss)	$122,769
Net realized gains (losses) from investment transactions	24,856
Change in unrealized appreciation/depreciation of investments	989,406

Change in net assets from operations	1,137,031

Dividends to Class A Shareholders:
Net investment income	(23,764)
Dividends to Class B Shareholders:
Net investment income	(4,198)
Dividends to Class C Shareholders:
Net investment income	(4,779)
Dividends to Institutional Class Shareholders:
Net investment income	(90,028)

Change in net assets from shareholder dividends	(122,769)

Capital Transactions:
Change in net assets from capital transactions	29,944,423

Change in net assets	30,958,685
Net Assets:
Beginning of period	—

End of period	$30,958,685

Undistributed (distributions in excess of) net investment income	$8,099

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Large Company Value Fund		Large Company Growth Fund		Mid Cap Value Fund
For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003

$9,565,313	$7,958,472	$(449,019)	$(393,818)	$2,625,071	$1,898,342
5,198,282	(4,530,796)	28,592,255	(12,100,245)	9,278,490	(3,245,571)
80,925,301	66,469,069	(8,268,748)	47,065,553	20,135,708	25,313,731

95,688,896	69,896,745	19,874,488	34,571,490	32,039,269	23,966,502

(381,077)	(395,381)	—	—	(104,105)	(75,198)

(163,264)	(234,495)	—	—	(19,630)	(11,787)

(839)	(719)	—	—	(3,445)	(2,747)

(8,969,901)	(7,377,663)	—	—	(2,497,891)	(1,807,190)

(9,515,081)	(8,008,258)	—	—	(2,625,071)	(1,896,922)

65,237,760	98,041,490	54,587,746	79,430,346	15,228,716	38,065,412

151,411,575	159,929,977	74,462,234	114,001,836	44,642,914	60,134,992

527,023,403	367,093,426	294,252,478	180,250,642	151,676,169	91,541,177

$678,434,978	$527,023,403	$368,714,712	$294,252,478	$196,319,083	$151,676,169

$2	$(50,230)	$—	$—	$(19,349)	$—

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

Equity Income Fund
For the Period June 30, 2004 through September 30, 2004 (a)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$6,230,797
Dividends reinvested	—
Value of shares redeemed	(71,757)

Change in net assets from Class A Share transactions	6,159,040
Class B Shares:
Proceeds from shares issued	1,667,563
Dividends reinvested	—
Value of shares redeemed	(51,128)

Change in net assets from Class B Share transactions	1,616,435
Class C Shares:
Proceeds from shares issued	1,766,442
Dividends reinvested	—
Value of shares redeemed	—

Change in net assets from Class C Share transactions	1,766,442
Institutional Shares:
Proceeds from shares issued	20,402,506
Proceeds from shares issued in conversion	—
Dividends reinvested	—
Value of shares redeemed	—

Change in net assets from Institutional Share transactions	20,402,506

Change in net assets from capital transactions	$29,944,423

Share Transactions:
Class A Shares:
Issued	619,851
Reinvested	—
Redeemed	(6,986)

Change in Class A Shares	612,865
Class B Shares:
Issued	166,636
Reinvested	—
Redeemed	(4,949)

Change in Class B Shares	161,687
Class C Shares:
Issued	175,569
Reinvested	—
Redeemed	—

Change in Class C Shares	175,569
Institutional Shares:
Issued	2,041,126
Issued in conversion	—
Reinvested	—
Redeemed	—

Change in Institutional Shares	2,041,126

Change in Shares	2,991,247

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Large Company Value Fund		Large Company Growth Fund		Mid Cap Value Fund
For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003

$7,058,368	$4,803,034	$3,499,118	$1,517,399	$2,322,516	$1,625,215
359,865	377,384	—	—	100,431	71,871
(5,050,171)	(5,457,503)	(2,146,132)	(1,728,442)	(1,150,047)	(907,058)

2,368,062	(277,085)	1,352,986	(211,043)	1,272,900	790,028

2,595,030	1,920,190	1,596,467	1,111,934	1,444,562	838,577
164,313	233,253	—	—	21,600	11,135
(6,769,650)	(4,451,704)	(2,843,372)	(1,874,763)	(387,235)	(209,954)

(4,010,307)	(2,298,261)	(1,246,905)	(762,829)	1,078,927	639,758

55,126	78,799	7,424	14,408	102,563	209,376
846	731	—	—	3,530	2,508
(38,311)	(17,716)	(15,941)	(24,891)	(150,717)	(91,167)

17,661	61,814	(8,517)	(10,483)	(44,624)	120,717

78,755,785	167,017,338	63,041,668	114,951,958	44,210,775	58,120,095
63,782,610	46,561,908	42,521,740	31,041,272	—	—
4,462,727	3,398,813	—	—	978,956	591,861
(80,138,778)	(116,423,037)	(51,073,226)	(65,578,529)	(32,268,218)	(22,197,047)

66,862,344	100,555,022	54,490,182	80,414,701	12,921,513	36,514,909

$65,237,760	$98,041,490	$54,587,746	$79,430,346	$15,228,716	$38,065,412

416,816	335,063	410,119	206,187	156,828	136,905
21,652	26,906	—	—	6,856	6,222
(304,624)	(384,295)	(256,999)	(235,995)	(79,080)	(79,703)

133,844	(22,326)	153,120	(29,808)	84,604	63,424

155,272	136,747	198,744	161,634	98,622	71,054
9,969	16,683	—	—	1,481	968
(405,281)	(325,204)	(356,687)	(278,511)	(26,445)	(17,919)

(240,040)	(171,774)	(157,943)	(116,877)	73,658	54,103

3,252	5,466	935	2,016	7,088	17,755
51	52	—	—	244	219
(2,394)	(1,303)	(2,040)	(3,577)	(10,628)	(8,048)

909	4,215	(1,105)	(1,561)	(3,296)	9,926

4,689,596	11,843,335	7,449,612	15,803,468	3,006,926	5,039,767
3,756,814	3,126,165	5,005,398	3,972,894	—	—
267,577	241,471	—	—	66,632	50,888
(4,759,811)	(8,167,879)	(6,033,687)	(8,855,868)	(2,175,502)	(1,906,323)

3,954,176	7,043,092	6,421,323	10,920,494	898,056	3,184,332

3,848,889	6,853,207	6,415,395	10,772,248	1,053,022	3,311,785

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Mid Cap Growth Fund
	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003
From Investment Activities
Operations:
Net investment income (loss)	$(850,557)	$(654,730)
Net realized gains (losses) from investment transactions	13,005,024	(1,658,602)
Change in unrealized appreciation/depreciation of investments	284,704	21,876,296

Change in net assets from operations	12,439,171	19,562,964

Dividends to Class A Shareholders:
Net investment income	—	—
Net realized gains from investment transactions	—	—
Dividends to Class B Shareholders:
Net realized gains from investment transactions	—	—
Dividends to Class C Shareholders:
Net realized gains from investment transactions	—	—
Dividends to Institutional Class Shareholders:
Net investment income	—	—
Net realized gains from investment transactions	—	—

Change in net assets from shareholder dividends	—	—

Capital Transactions:
Change in net assets from capital transactions	7,924,772	12,185,805

Change in net assets	20,363,943	31,748,769
Net Assets:
Beginning of period	107,907,462	76,158,693

End of period	$128,271,405	$107,907,462

Undistributed (distributions in excess of) net investment income	$—	$—

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Small Company Value Fund		Small Company Growth Fund		Special Opportunities Equity Fund
For the Year Ended September 30, 2004	For the Period May 19, 2003 through September 30, 2003 (a)	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Period June 2, 2003 through September 30, 2003 (a)

$84,856	$(23,108)	$(1,253,994)	$(1,227,350)	$(543,502)	$(29,356)
1,796,842	468,751	19,670,223	3,341,323	1,647,168	191,332
10,522,224	3,580,111	(8,365,717)	23,890,382	11,687,812	1,401,754

12,403,922	4,025,754	10,050,512	26,004,355	12,791,478	1,563,730

(246)	—	—	—	—	—
(1,480)	—	—	—	(54,699)	—

(468)	—	—	—	(37,967)	—

(12)	—	—	—	(40,629)	—

(84,610)	(8,175)	—	—	—	(1,758)
(493,765)	—	—	—	(197,041)	—

(580,581)	(8,175)	—	—	(330,336)	(1,758)

11,865,489	39,586,457	(50,980,633)	11,735,791	44,851,713	38,669,402

23,688,830	43,604,036	(40,930,121)	37,740,146	57,312,855	40,231,374

43,604,036	—	143,536,412	105,796,266	40,231,374	—

$67,292,866	$43,604,036	$102,606,291	$143,536,412	$97,544,229	$40,231,374

$(6,278)	$—	$—	$—	$—	$—

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Mid Cap Growth Fund
	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,765,027	$699,239
Dividends reinvested	—	—
Value of shares redeemed	(905,874)	(872,144)

Change in net assets from Class A Share transactions	859,153	(172,905)
Class B Shares:
Proceeds from shares issued	1,030,904	456,754
Dividends reinvested	—	—
Value of shares redeemed	(187,337)	(83,058)

Change in net assets from Class B Share transactions	843,567	373,696
Class C Shares:
Proceeds from shares issued	59,095	21,338
Dividends reinvested	—	—
Value of shares redeemed	(32,090)	(30,120)

Change in net assets from Class C Share transactions	27,005	(8,782)
Institutional Shares:
Proceeds from shares issued	42,714,265	41,087,531
Dividends reinvested	—	—
Value of shares redeemed	(36,519,218)	(29,093,735)

Change in net assets from Institutional Share transactions	6,195,047	11,993,796

Change in net assets from capital transactions	$7,924,772	$12,185,805

Share Transactions:
Class A Shares:
Issued	161,946	79,843
Reinvested	—	—
Redeemed	(83,185)	(106,587)

Change in Class A Shares	78,761	(26,744)
Class B Shares:
Issued	95,646	52,778
Reinvested	—	—
Redeemed	(17,657)	(9,815)

Change in Class B Shares	77,989	42,963
Class C Shares:
Issued	5,456	2,575
Reinvested	—	—
Redeemed	(3,019)	(3,465)

Change in Class C Shares	2,437	(890)
Institutional Shares:
Issued	3,794,635	4,637,332
Reinvested	—	—
Redeemed	(3,250,066)	(3,206,388)

Change in Institutional Shares	544,569	1,430,944

Change in Shares	703,756	1,446,273

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

Small Company Value Fund		Small Company Growth Fund		Special Opportunities Equity Fund
For the Year Ended September 30, 2004	For the Period May 19, 2003 through September 30, 2003 (a)	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Period June 2, 2003 through September 30, 2003 (a)

$236,188	$113,973	$1,484,623	$662,373	$22,172,687	$5,380,995
1,524	—	—	—	54,594	—
(40,436)	—	(1,755,351)	(862,321)	(1,330,485)	(9,520)

197,276	113,973	(270,728)	(199,948)	20,896,796	5,371,475

96,442	28,548	530,262	534,878	7,745,169	4,289,785
468	—	—	—	36,319	—
(3,672)	—	(2,040,393)	(1,050,295)	(420,674)	(12,863)

93,238	28,548	(1,510,131)	(515,417)	7,360,814	4,276,922

—	1,000	17,631	17,045	10,242,149	3,996,847
12	—	—	—	40,343	—
—	—	(26,442)	(6,173)	(322,709)	—

12	1,000	(8,811)	10,872	9,959,783	3,996,847

16,472,429	40,351,862	32,214,214	57,253,384	6,531,453	25,022,400
376,374	6,898	—	—	197,041	1,758
(5,273,840)	(915,824)	(81,405,177)	(44,813,100)	(94,174)	—

11,574,963	39,442,936	(49,190,963)	12,440,284	6,634,320	25,024,158

$11,865,489	$39,586,457	$(50,980,633)	$11,735,791	$44,851,713	$38,669,402

18,005	9,800	120,223	63,814	1,793,122	519,441
122	—	—	—	4,756	—
(3,071)	—	(144,410)	(89,691)	(107,143)	(900)

15,056	9,800	(24,187)	(25,877)	1,690,735	518,541

7,406	2,542	46,190	57,045	635,504	416,587
38	—	—	—	3,178	—
(288)	—	(181,395)	(116,464)	(33,339)	(1,229)

7,156	2,542	(135,205)	(59,419)	605,343	415,358

—	100	1,591	1,865	841,676	385,871
1	—	—	—	3,526	—
—	—	(2,204)	(728)	(25,863)	—

1	100	(613)	1,137	819,339	385,871

1,261,368	3,881,504	2,525,797	5,603,935	522,216	2,502,086
30,123	642	—	—	17,149	176
(397,940)	(82,784)	(6,181,271)	(4,377,960)	(7,016)	—

893,551	3,799,362	(3,655,474)	1,225,975	532,349	2,502,262

915,764	3,811,804	(3,815,479)	1,141,816	3,647,766	3,822,032

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	International Equity Fund
	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003
From Investment Activities:
Operations:
Net investment income (loss)	$2,930,396	$1,309,849
Net realized gains (losses) from investment transactions	20,934,244	(22,362,508)
Change in unrealized appreciation/depreciation of investments	13,545,842	42,728,385

Change in net assets from operations	37,410,482	21,675,726

Dividends to Class A Shareholders:
Net investment income	(17,470)	(29,705)
Net realized gains from investment transactions	—	—
Dividends to Class B Shareholders:
Net investment income	(12,177)	(6,877)
Net realized gains from investment transactions	—	—
Dividends to Class C Shareholders:
Net investment income	(12)	(7)
Net realized gains from investment transactions	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(2,829,313)	(1,373,843)
Net realized gains from investment transactions	—	—

Change in net assets from shareholder dividends	(2,858,972)	(1,410,432)

Capital Transactions:
Change in net assets from capital transactions	11,062,159	44,419,662

Change in net assets	45,613,669	64,684,956
Net Assets:
Beginning of period	191,489,904	126,804,948

End of period	$237,103,573	$191,489,904

Undistributed net investment income (loss)	$(868,449)	$235,107

See accompanying notes to the financial statements.

Short U.S. Government Fund		Intermediate U.S. Government Fund		Intermediate Corporate Bond Fund
For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003

$4,349,127	$5,320,247	$16,236,268	$13,882,703	$10,502,574	$8,554,890
(502,785)	1,193,020	4,021,401	9,283,305	2,319,802	2,351,694
(1,991,679)	(3,210,112)	(13,559,131)	(11,153,865)	(4,182,899)	5,266,169

1,854,663	3,303,155	6,698,538	12,012,143	8,639,477	16,172,753

(235,791)	(299,881)	(355,727)	(307,837)	(186,374)	(133,729)
—	—	(123,200)	(57,869)	—	—

—	—	(190,203)	(206,626)	(234,687)	(210,685)
—	—	(103,252)	(52,140)	—	—

—	—	(18,223)	(35,115)	(9,084)	(10,428)
—	—	(8,796)	(11,170)	—	—

(5,760,811)	(6,607,223)	(17,340,793)	(15,144,049)	(11,506,858)	(8,686,640)
—	—	(5,651,229)	(2,797,661)	—	—

(5,996,602)	(6,907,104)	(23,791,423)	(18,612,467)	(11,937,003)	(9,041,482)

(1,080,790)	26,119,601	105,207,139	118,639,193	61,742,880	69,482,655

(5,222,729)	22,515,652	88,114,254	112,038,869	58,445,354	76,613,926

209,598,742	187,083,090	466,016,814	353,977,945	225,948,035	149,334,109

$204,376,013	$209,598,742	$554,131,068	$466,016,814	$284,393,389	$225,948,035

$196,983	$(55,347)	$151,002	$(72,568)	$236,222	$77,466

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	International Equity Fund
	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,517,644	$165,798,828
Dividends reinvested	12,920	18,801
Value of shares redeemed	(4,334,463)	(167,259,736)

Change in net assets from Class A Share transactions	(803,899)	(1,262,107)
Class B Shares:
Proceeds from shares issued	242,060	109,250
Dividends reinvested	11,138	6,849
Value of shares redeemed	(468,139)	(314,613)

Change in net assets from Class B Share transactions	(214,941)	(198,514)
Class C Shares:
Proceeds from shares issued	1,400	99,793
Dividends reinvested	11	10
Value of shares redeemed	(1,722)	(104,516)

Change in net assets from Class C Share transactions	(311)	(4,713)
Institutional Shares:
Proceeds from shares issued	54,058,092	368,472,114
Proceeds from shares issued in conversion	—	—
Dividends reinvested	1,309,291	545,409
Value of shares redeemed	(43,286,073)	(323,132,527)

Change in net assets from Institutional Share transactions	12,081,310	45,884,996

Change in net assets from capital transactions	$11,062,159	$44,419,662

Share Transactions:
Class A Shares:
Issued	484,092	26,150,880
Reinvested	1,588	2,879
Redeemed	(592,221)	(26,063,526)

Change in Class A Shares	(106,541)	90,233
Class B Shares:
Issued	31,684	17,868
Reinvested	1,439	1,096
Redeemed	(62,510)	(51,685)

Change in Class B Shares	(29,387)	(32,721)
Class C Shares:
Issued	180	17,711
Reinvested	1	2
Redeemed	(221)	(18,555)

Change in Class C Shares	(40)	(842)
Institutional Shares:
Issued	6,721,929	57,732,721
Issued in conversion	—	—
Reinvested	161,225	82,339
Redeemed	(5,415,973)	(50,196,708)

Change in Institutional Shares	1,467,181	7,618,352

Change in Shares	1,331,213	7,675,022

See accompanying notes to the financial statements.

Short U.S. Government Fund		Intermediate U.S. Government Fund		Intermediate Corporate Bond Fund
For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003

$2,786,910	$59,681,049	$5,795,781	$16,712,428	$2,688,080	$2,787,383
185,926	211,564	436,436	317,747	141,678	106,388
(3,971,460)	(55,372,833)	(3,576,849)	(13,726,227)	(2,264,599)	(707,688)

(998,624)	4,519,780	2,655,368	3,303,948	565,159	2,186,083

—	—	1,339,897	3,208,464	1,339,646	2,427,474
—	—	273,254	238,909	209,214	181,234
—	—	(2,344,506)	(1,423,013)	(1,225,553)	(910,901)

—	—	(731,355)	2,024,360	323,307	1,697,807

—	—	269,291	509,821	55,729	114,696
—	—	23,447	46,524	7,776	10,179
—	—	(497,795)	(1,014,518)	(85,312)	(166,830)

—	—	(205,057)	(458,173)	(21,807)	(41,955)

59,178,543	131,967,870	117,429,900	257,450,874	91,849,207	96,149,703
—	—	62,847,783	23,999,684	—	—
1,611,731	1,777,466	11,031,034	8,948,523	4,122,426	3,003,207
(60,872,440)	(112,145,515)	(87,820,534)	(176,630,023)	(35,095,412)	(33,512,190)

(82,166)	21,599,821	103,488,183	113,769,058	60,876,221	65,640,720

$(1,080,790)	$26,119,601	$105,207,139	$118,639,193	$61,742,880	$69,482,655

286,471	5,967,951	559,069	1,583,843	253,878	261,906
18,998	21,161	42,333	29,992	13,415	10,151
(406,758)	(5,540,847)	(346,084)	(1,300,703)	(217,247)	(67,810)

(101,289)	448,265	255,318	313,132	50,046	204,247

—	—	129,793	302,737	126,456	230,859
—	—	26,583	22,621	19,782	17,281
—	—	(228,928)	(135,434)	(115,852)	(87,069)

—	—	(72,552)	189,924	30,386	161,071

—	—	26,144	48,248	5,231	10,743
—	—	2,281	4,399	735	972
—	—	(48,364)	(95,592)	(8,034)	(16,207)

—	—	(19,939)	(42,945)	(2,068)	(4,492)

6,032,307	13,219,464	11,318,895	24,290,586	8,639,759	9,169,728
—	—	5,988,154	2,273,958	—	—
164,714	177,557	1,068,952	843,184	390,424	286,130
(6,230,793)	(11,218,314)	(8,520,599)	(16,660,182)	(3,328,809)	(3,194,346)

(33,772)	2,178,707	9,855,402	10,747,546	5,701,374	6,261,512

(135,061)	2,626,972	10,018,229	11,207,657	5,779,738	6,622,338

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund
	For the Year Ended September 30, 2004	For the Period February 24, 2003 through September 30, 2003 (a)	For the Year Ended September 30, 2004	For the Period February 24, 2003 through September 30, 2003 (a)
From Investment Activities
Operations:
Net investment income (loss)	$463,368	$182,917	$184,897	$58,786
Net realized gains (losses) from investment transactions	(6,703)	(52,491)	(112,876)	(18,344)
Change in unrealized appreciation /depreciation of investments	(23,374)	27,863	112,593	74,784

Change in net assets from operations	433,291	158,289	184,614	115,226

Dividends to Class A Shareholders:
Net investment income	(62,659)	(12,300)	(13,572)	(4,066)
Net realized gains from investment transactions	—	—	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(399,249)	(168,861)	(171,480)	(54,476)
Net realized gains from investment transactions	—	—	—	—

Change in net assets from shareholder dividends	(461,908)	(181,161)	(185,052)	(58,542)

Capital Transactions:
Change in net assets from capital transactions	(421,848)	16,659,674	4,395,597	5,322,457

Change in net assets	(450,465)	16,636,802	4,395,159	5,379,141
Net Assets:
Beginning of period	16,636,802	—	5,379,141	—

End of period	$16,186,337	$16,636,802	$9,774,300	$5,379,141

Undistributed net investment income (loss)	$1,920	$1,953	$300	$455

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund		South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003

$3,848,222	$3,871,182	$729,963	$757,071	$2,759,188	$2,735,659	$2,752,359	$3,020,066
192,951	435,136	145,469	97,299	206,599	614,561	598,661	418,773
(1,534,991)	(673,661)	(287,972)	(64,254)	(1,330,941)	(596,321)	(1,405,834)	(225,664)

2,506,182	3,632,657	587,460	790,116	1,634,846	2,753,899	1,945,186	3,213,175

(733,637)	(800,765)	(141,269)	(140,645)	(326,525)	(172,729)	(361,091)	(337,731)
(91,123)	(86,776)	(6,420)	—	(50,046)	(11,117)	(47,292)	(161,014)

(3,104,006)	(3,058,242)	(586,865)	(616,122)	(2,429,810)	(2,561,530)	(2,386,992)	(2,677,779)
(344,009)	(325,838)	(24,355)	—	(498,539)	(246,961)	(291,906)	(1,216,422)

(4,272,775)	(4,271,621)	(758,909)	(756,767)	(3,304,920)	(2,992,337)	(3,087,281)	(4,392,946)

257,310	3,890,400	(1,169,409)	856,780	(1,564,175)	538,914	(15,426,745)	3,882,054

(1,509,283)	3,251,436	(1,340,858)	890,129	(3,234,249)	300,476	(16,568,840)	2,702,283

120,936,050	117,684,614	22,977,456	22,087,327	85,024,545	84,724,069	90,901,511	88,199,228

$119,426,767	$120,936,050	$21,636,598	$22,977,456	$81,790,296	$85,024,545	$74,332,671	$90,901,511

$47,165	$49,460	$15,729	$14,088	$34,726	$34,784	$(14,320)	$(14,621)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Kentucky Intermediate Tax-Free Fund		Maryland Intermediate Tax-Free Fund
	For the Year Ended September 30, 2004	For the Period February 24, 2003 through September 30, 2003 (a)	For the Year Ended September 30, 2004	For the Period February 24, 2003 through September 30, 2003 (a)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,994,114	$2,093,145	$350,207	$569,512
Dividends reinvested	49,595	5,351	9,711	2,620
Value of shares redeemed	(1,181,364)	(231,028)	(174,263)	(89,868)

Change in net assets from Class A Share transactions	862,345	1,867,468	185,655	482,264
Institutional Shares:
Proceeds from shares issued	4,267,628	10,042,199	6,103,188	5,218,530
Proceeds from shares issued in conversion	—	7,798,122	—	—
Dividends reinvested	987	236	1,063	50
Value of shares redeemed	(5,552,808)	(3,048,351)	(1,894,309)	(378,387)

Change in net assets from Institutional Share transactions	(1,284,193)	14,792,206	4,209,942	4,840,193

Change in net assets from capital transactions	$(421,848)	$16,659,674	$4,395,597	$5,322,457

Share Transactions:
Class A Shares:
Issued	195,701	205,729	34,756	56,126
Reinvested	4,876	532	962	262
Redeemed	(115,307)	(22,788)	(17,478)	(8,911)

Change in Class A Shares	85,270	183,473	18,240	47,477
Institutional Shares:
Issued	419,214	993,183	602,112	519,861
Issued in conversion	—	752,950	—	—
Reinvested	98	23	105	5
Redeemed	(546,461)	(301,946)	(187,931)	(37,955)

Change in Institutional Shares	(127,149)	1,444,210	414,286	481,911

Change in Shares	(41,879)	1,627,683	432,526	529,388

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund		South Carolina Intermediate Tax-Free Fund		Virginia Intermediate Tax-Free Fund		West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003

$2,276,612	$6,272,803	$766,900	$1,516,905	$7,524,363	$4,989,491	$1,307,707	$3,872,714
645,576	683,843	126,182	123,418	202,711	112,394	284,086	325,192
(5,173,439)	(5,332,328)	(1,384,125)	(1,091,369)	(2,003,586)	(707,752)	(2,164,703)	(2,550,651)

(2,251,251)	1,624,318	(491,043)	548,954	5,723,488	4,394,133	(572,910)	1,647,255

24,489,202	16,979,329	2,128,909	4,039,879	14,835,458	8,978,249	5,479,391	10,321,787
—	—	—	—	—	—	—	—
3,334	3,054	29	11	30,243	2,015	7,942	6,057
(21,983,975)	(14,716,301)	(2,807,304)	(3,732,064)	(22,153,364)	(12,835,483)	(20,341,168)	(8,093,045)

2,508,561	2,266,082	(678,366)	307,826	(7,287,663)	(3,855,219)	(14,853,835)	2,234,799

$257,310	$3,890,400	$(1,169,409)	$856,780	$(1,564,175)	$538,914	$(15,426,745)	$3,882,054

212,128	583,343	70,588	140,424	639,390	418,968	129,767	379,623
60,465	63,724	11,700	11,435	17,233	9,474	28,194	32,181
(488,778)	(498,545)	(128,564)	(101,195)	(171,476)	(59,265)	(215,933)	(249,953)

(216,185)	148,522	(46,276)	50,664	485,147	369,177	(57,972)	161,851

2,287,594	1,577,188	199,047	379,329	1,258,132	759,063	541,672	1,018,365
—	—	—	—	—	—	—	—
313	285	3	1	2,574	172	782	599
(2,062,895)	(1,375,261)	(263,103)	(348,700)	(1,890,161)	(1,081,350)	(2,016,614)	(797,898)

225,012	202,212	(64,053)	30,630	(629,455)	(322,115)	(1,474,160)	221,066

8,827	350,734	(110,329)	81,294	(144,308)	47,062	(1,532,132)	382,917

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets

	Prime Money Market Fund		U.S. Treasury Money Market Fund
	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003
From Investment Activities
Operations:
Net investment income (loss)	$5,914,572	$6,915,376	$5,785,101	$6,615,706
Net realized gains (losses) on investments	3,370	—	—	—
Net realized gain distribution from underlying funds	—	—	—	—
Change in unrealized appreciation/depreciation from investments	—	—	—	—

Change in net assets from operations	5,917,942	6,915,376	5,785,101	6,615,706

Dividends to Class A Shareholders:
Net investment income	(1,799,024)	(2,074,611)	(403,491)	(506,047)
Net realized gains from investment transactions	—	—	—	—
Dividends to Class B Shareholders:
Net investment income	(1,420)	(4,355)	(489)	(1,907)
Net realized gains from investment transactions	—	—	—	—
Dividends to Class C Shareholders:
Net investment income	(300)	(621)	(4)	(18)
Net realized gains from investment transactions	—	—	—	—
Dividends to Institutional Class Shareholders:
Net investment income	(4,113,828)	(4,835,789)	(5,381,117)	(6,107,734)
Net realized gains from investment transactions	—	—	—	—

Change in net assets from shareholder dividends	(5,914,572)	(6,915,376)	(5,785,101)	(6,615,706)

Capital Transactions:
Change in net assets from capital transactions	(171,211,509)	177,715,936	75,339,100	(139,758,717)

Change in net assets	(171,208,139)	177,715,936	75,339,100	(139,758,717)
Net Assets:
Beginning of period	1,130,007,373	952,291,437	974,215,537	1,113,974,254

End of period	$958,799,234	$1,130,007,373	$1,049,554,637	$974,215,537

Undistributed net investment income (loss)	$9,372	$6,002	$246	$246

See accompanying notes to the financial statements.

Capital Manager Conservative Growth fund		Capital Manager Moderate Growth Fund		Capital Manager Growth Fund		Capital Manager Equity Fund
For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003

$1,377,328	$660,544	$543,178	$398,785	$214,227	$166,302	$60,787	$28,080
(446,201)	(2,763,861)	(14,859)	(1,662,195)	(29,962)	(1,880,674)	(73,449)	(113,013)
243,148	39,836	93,661	24,499	31,778	9,222	—	—
3,404,031	5,055,638	4,029,560	5,254,630	4,164,246	5,642,636	2,836,612	2,472,894

4,578,306	2,992,157	4,651,540	4,015,719	4,380,289	3,937,486	2,823,950	2,387,961

(71,265)	(36,478)	(155,491)	(64,755)	(41,773)	(18,379)	(4,248)	(741)
—	(6,453)	—	(5,016)	—	—	—	(4,879)

(42,978)	(27,914)	(34,776)	(84,827)	—	(5,747)	—	—
—	(8,408)	—	(5,198)	—	—	—	(8,971)

(1,642)	(1,295)	(397)	(1,659)	—	(45)	—	—
—	(297)	—	(359)	—	—	—	(5)

(1,259,434)	(594,858)	(348,866)	(247,545)	(167,367)	(142,132)	(56,538)	(27,340)
—	(124,086)	—	(22,201)	—	—	—	(79,280)

(1,375,319)	(799,789)	(539,530)	(431,560)	(209,140)	(166,303)	(60,786)	(121,216)

37,376,959	6,142,386	26,180,674	10,886,904	14,951,428	5,161,203	7,845,203	4,237,424

40,579,946	8,334,754	30,292,684	14,471,063	19,122,577	8,932,386	10,608,367	6,504,169

37,624,685	29,289,931	43,332,812	28,861,749	35,337,037	26,404,651	19,804,126	13,299,957

$78,204,631	$37,624,685	$73,625,496	$43,332,812	$54,459,614	$35,337,037	$30,412,493	$19,804,126

$—	$(2,009)	$—	$(3,648)	$—	$(5,087)	$—	$(1)

See accompanying notes to the financial statements.

BB&T Funds

Statements of Changes in Net Assets, continued

	Prime Money Market Fund		U.S. Treasury Money Market Fund
	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$440,070,030	$589,581,110	$126,660,874	$148,259,819
Dividends reinvested	1,586,850	2,291,903	338,965	605,871
Cost of shares redeemed	(474,816,710)	(549,280,266)	(139,558,435)	(211,636,359)

Change in net assets from Class A Share transactions	(33,159,830)	42,592,747	(12,558,596)	(62,770,669)
Class B Shares:
Proceeds from shares issued	1,428,628	1,452,053	549,783	692,662
Dividends reinvested	1,209	5,074	459	1,949
Cost of shares redeemed	(1,692,677)	(1,644,033)	(789,788)	(689,166)

Change in net assets from Class B Share transactions	(262,840)	(186,906)	(239,546)	5,445
Class C Shares:
Proceeds from shares issued	187,921	513,778	941	6,483
Dividends reinvested	257	685	4	19
Cost of shares redeemed	(290,420)	(273,476)	(4,000)	(8,485)

Change in net assets from Class C Share transactions	(102,242)	240,987	(3,055)	(1,983)
Institutional Shares:
Proceeds from shares issued	1,179,817,262	1,190,383,065	1,304,889,906	1,471,766,366
Dividends reinvested	317,579	272,801	858,110	1,027,743
Cost of shares redeemed	(1,317,821,438)	(1,055,586,758)	(1,217,607,719)	(1,549,785,619)

Change in net assets from Institutional Share transactions	(137,686,597)	135,069,108	88,140,297	(76,991,510)

Change in net assets from capital transactions	$(171,211,509)	$177,715,936	$75,339,100	$(139,758,717)

Share Transactions:
Class A Shares:
Issued	440,070,030	589,581,110	126,660,874	148,259,994
Reinvested	1,586,851	2,291,903	338,965	605,871
Redeemed	(474,816,710)	(549,280,266)	(139,558,435)	(211,636,359)

Change in Class A Shares	(33,159,829)	42,592,747	(12,558,596)	(62,770,494)
Class B Shares:
Issued	1,428,628	1,452,053	549,783	692,662
Reinvested	1,209	5,074	459	1,949
Redeemed	(1,692,677)	(1,644,033)	(789,788)	(689,166)

Change in Class B Shares	(262,840)	(186,906)	(239,546)	5,445
Class C Shares:
Issued	187,921	513,778	941	6,483
Reinvested	257	685	4	19
Redeemed	(290,420)	(273,476)	(4,000)	(8,485)

Change in Class C Shares	(102,242)	240,987	(3,055)	(1,983)
Institutional Shares:
Issued	1,179,817,262	1,190,383,065	1,304,889,907	1,471,766,366
Reinvested	317,579	272,801	858,110	1,027,743
Redeemed	(1,317,821,438)	(1,055,586,733)	(1,217,607,719)	(1,549,785,619)

Change in Institutional Shares	(137,686,597)	135,069,133	88,140,298	(76,991,510)

Change in Shares	(171,211,508)	177,715,961	75,339,101	(139,758,542)

See accompanying notes to the financial statements.

Capital Manager Conservative Growth fund		Capital Manager Moderate Growth Fund		Capital Manager Growth Fund		Capital Manager Equity Fund
For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003	For the Year Ended September 30, 2004	For the Year Ended September 30, 2003

$3,060,724	$2,845,223	$13,749,502	$5,526,075	$8,574,252	$2,075,569	$2,729,313	$589,031
58,956	35,236	136,043	54,786	41,639	10,270	3,269	5,021
(604,237)	(1,618,794)	(2,404,988)	(1,190,812)	(1,864,313)	(548,649)	(589,944)	(143,655)

2,515,443	1,261,665	11,480,557	4,390,049	6,751,578	1,537,190	2,142,638	450,397

2,055,678	1,812,680	11,269,623	4,832,465	5,224,498	3,347,863	3,402,316	1,082,357
40,687	33,109	74,747	51,352	5,683	—	—	8,955
(560,737)	(545,717)	(2,071,061)	(967,788)	(1,694,346)	(781,806)	(524,039)	(150,991)

1,535,628	1,300,072	9,273,309	3,916,029	3,535,835	2,566,057	2,878,277	940,321

77,234	93,873	148,787	159,853	11,372	40,219	50,300	24,081
1,686	1,428	1,335	1,883	45	—	—	5
(53,910)	(19,259)	(168,312)	(309,259)	(5,664)	(4,866)	—	—

25,010	76,042	(18,190)	(147,523)	5,753	35,353	50,300	24,086

37,741,696	5,369,994	7,658,209	3,639,246	6,245,339	2,652,882	4,662,355	3,454,968
1,094,503	706,281	319,085	284,608	185,899	105,982	59,351	88,889
(5,535,321)	(2,571,668)	(2,532,296)	(1,195,505)	(1,772,976)	(1,736,261)	(1,947,718)	(721,237)

33,300,878	3,504,607	5,444,998	2,728,349	4,658,262	1,022,603	2,773,988	2,822,620

$37,376,959	$6,142,386	$26,180,674	$10,886,904	$14,951,428	$5,161,203	$7,845,203	$4,237,424

331,104	331,500	1,550,101	694,668	995,302	279,076	287,563	74,235
6,385	4,174	15,315	7,123	4,912	1,433	346	658
(65,401)	(188,711)	(270,428)	(156,364)	(216,626)	(76,971)	(61,758)	(17,486)

272,088	146,963	1,294,988	545,427	783,588	203,538	226,151	57,407

222,779	213,090	1,280,673	624,335	619,536	458,927	370,075	137,799
4,413	3,927	8,858	6,554	738	—	—	1,171
(60,839)	(64,023)	(236,127)	(127,145)	(201,963)	(112,243)	(57,119)	(19,669)

166,353	152,994	1,053,404	503,744	418,311	346,684	312,956	119,301

8,383	11,277	16,722	21,259	1,342	5,608	5,728	3,243
184	170	159	244	6	—	—	1
(5,899)	(2,191)	(19,156)	(40,601)	(659)	(728)	—	—

2,668	9,256	(2,275)	(19,098)	689	4,880	5,728	3,244

4,165,574	618,079	858,360	456,686	729,087	346,915	491,569	433,952
117,491	83,419	35,906	37,351	22,136	14,887	6,380	11,478
(595,643)	(296,854)	(287,406)	(149,186)	(209,184)	(228,937)	(208,251)	(88,233)

3,687,422	404,644	606,860	344,851	542,039	132,865	289,698	357,197

4,128,531	713,857	2,952,977	1,374,924	1,744,627	687,967	834,533	537,149

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Equity Income Fund
June 30, 2004 to September 30, 2004 (a)	$10.00	0.05	(c)	0.34	0.39	(0.04)	—	(0.04)
Large Company Value Fund
Year Ended September 30, 2004	$14.87	0.23		2.38	2.61	(0.22)	—	(0.22)
Year Ended September 30, 2003	$12.84	0.23		2.03	2.26	(0.23)	—	(0.23)
Year Ended September 30, 2002	$16.79	0.18		(3.47)	(3.29)	(0.18)	(0.48)	(0.66)
Year Ended September 30, 2001	$18.57	0.22		(0.89)	(0.67)	(0.22)	(0.89)	(1.11)
Year Ended September 30, 2000	$19.60	0.49		0.56	1.05	(0.49)	(1.59)	(2.08)
Large Company Growth Fund
Year Ended September 30, 2004	$7.69	(0.01)		0.54	0.53	—	—	—
Year Ended September 30, 2003	$6.60	(0.02)		1.11	1.09	—	—	—
Year Ended September 30, 2002	$8.16	(0.06)		(1.50)	(1.56)	—	—	—
Year Ended September 30, 2001	$14.75	(0.05)		(5.56)	(5.61)	—	(0.98)	(0.98)
Year Ended September 30, 2000	$11.96	(0.06)		3.59	3.53	—	(0.74)	(0.74)
Mid Cap Value Fund
Year Ended September 30, 2004	$12.98	0.18	(c)	2.42	2.60	(0.18)	—	(0.18)
Year Ended September 30, 2003	$10.93	0.16	(c)	2.04	2.20	(0.15)	—	(0.15)
Year Ended September 30, 2002	$13.12	0.17	(c)	(1.04)	(0.87)	(0.17)	(1.15)	(1.32)
February 1, 2001 to September 30, 2001 (b)	$14.26	0.15		(1.15)	(1.00)	(0.14)	—	(0.14)
Year Ended January 31, 2001	$14.10	0.22		0.94	1.16	(0.21)	(0.79)	(1.00)
Year Ended January 31, 2000	$13.44	0.24		0.89	1.13	(0.19)	(0.28)	(0.47)
Mid Cap Growth Fund
Year Ended September 30, 2004	$9.84	(0.08)		1.19	1.11	—	—	—
Year Ended September 30, 2003	$8.07	(0.09)		1.86	1.77	—	—	—
Year Ended September 30, 2002	$9.80	(0.08)		(1.02)	(1.10)	—	(0.63)	(0.63)
February 1, 2001 to September 30, 2001 (b)	$14.42	(0.07)		(4.55)	(4.62)	—	—	—
Year Ended January 31, 2001	$20.36	(0.13)		(1.99)	(2.12)	—	(3.82)	(3.82)
Year Ended January 31, 2000	$17.61	(0.17)		5.01	4.84	—	(2.09)	(2.09)
Small Company Value Fund
Year Ended September 30, 2004	$11.44	—	(c)	2.90	2.90	(0.01)	(0.12)	(0.13)
May 19, 2003 to September 30, 2003 (a)	$10.00	0.01	(c)	1.43	1.44	— (d)	—	— (d)
Small Company Growth Fund
Year Ended September 30, 2004	$11.50	(0.15	)(c)	0.61	0.46	—	—	—
Year Ended September 30, 2003	$9.38	(0.14)		2.26	2.12	—	—	—
Year Ended September 30, 2002	$12.13	(0.17	)(c)	(2.58)	(2.75)	—	—	—
Year Ended September 30, 2001	$34.87	(0.20)		(16.20)	(16.40)	—	(6.34)	(6.34)
Year Ended September 30, 2000	$24.92	(0.25)		13.20	12.95	—	(3.00)	(3.00)
Special Opportunities Equity Fund
Year Ended September 30, 2004	$10.53	(0.06)		2.69	2.63	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	(0.01)		0.54	0.53	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)	Ratio of expenses to average net assets* (f)	Portfolio turnover**

$10.35	3.89%	$6,342	1.54%	1.79%	2.14%	1.65%

$17.26	17.61%	$31,783	1.20%	1.32%	1.56%	16.40%
$14.87	17.73%	$25,397	1.17%	1.67%	1.55%	18.89%
$12.84	(20.57)%	$22,222	1.23%	1.11%	1.62%	23.02%
$16.79	(3.77)%	$29,942	1.24%	1.23%	1.63%	24.20%
$18.57	5.69%	$33,004	1.17%	2.62%	1.60%	23.85%

$8.22	6.89%	$8,784	1.22%	(0.33)%	1.58%	127.47%
$7.69	16.52%	$7,042	1.18%	(0.35)%	1.57%	91.73%
$6.60	(19.12)%	$6,240	1.28%	(0.57)%	1.67%	100.46%
$8.16	(40.36)%	$8,146	1.30%	(0.48)%	1.69%	96.41%
$14.75	30.08%	$13,156	1.24%	(0.43)%	1.66%	76.76%

$15.40	20.10%	$9,423	1.23%	1.22%	1.35%	19.17%
$12.98	20.31%	$6,841	1.20%	1.33%	1.35%	18.28%
$10.93	(8.24)%	$5,070	1.15%	1.29%	1.38%	18.20%
$13.12	(7.09)%	$4,554	1.20%	1.45%	1.37%	27.04%
$14.26	8.76%	$5,691	1.21%	1.54%	1.36%	59.00%
$14.10	8.23%	$5,965	1.21%	1.39%	1.32%	15.00%

$10.95	11.28%	$8,079	1.25%	(0.90)%	1.36%	138.61%
$9.84	21.93%	$6,486	1.19%	(0.96)%	1.36%	125.97%
$8.07	(12.54)%	$5,533	1.17%	(0.88)%	1.44%	117.06%
$9.80	(32.04)%	$7,386	1.25%	(0.52)%	1.47%	90.11%
$14.42	(10.84)%	$12,285	1.27%	(0.37)%	1.48%	63.00%
$20.36	28.47%	$23,668	1.27%	(0.59)%	1.55%	54.00%

$14.21	25.53%	$353	1.48%	(0.03)%	1.91%	11.25%
$11.44	14.43%	$112	2.04%	0.35%	2.29%	48.84%

$11.96	4.00%	$5,958	1.55%	(1.22)%	1.91%	211.60%
$11.50	22.60%	$6,007	1.62%	(1.20)%	1.87%	197.85%
$9.38	(22.67)%	$5,145	1.73%	(1.43)%	1.98%	292.94%
$12.13	(54.95)%	$8,333	1.72%	(0.86)%	1.97%	286.49%
$34.87	54.34%	$28,936	1.66%	(0.74)%	1.91%	206.16%

$13.08	25.06%	$28,903	1.42%	(0.77)%	1.80%	32.06%
$10.53	5.30%	$5,460	1.06%	(0.42)%	2.02%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currencies		Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currencies	Total Dividends
International Equity Fund
Year Ended September 30, 2004	$6.88	0.07	(b)	1.25		1.32	(0.08)	—	(0.08)
Year Ended September 30, 2003	$6.31	0.06	(b)	0.54		0.60	(0.03)	—	(0.03)
Year Ended September 30, 2002	$7.43	(0.02	)(b)	(1.10)		(1.12)	—	—	—
Year Ended September 30, 2001	$12.49	(0.05)		(2.99)		(3.04)	—	(2.02)	(2.02)
Year Ended September 30, 2000	$12.48	(0.04)		0.68		0.64	—	(0.63)	(0.63)
Short U.S. Government Fund
Year Ended September 30, 2004	$9.89	0.17		(0.10)		0.07	(0.26)	—	(0.26)
Year Ended September 30, 2003	$10.08	0.27		(0.11)		0.16	(0.35)	—	(0.35)
Year Ended September 30, 2002	$10.04	0.43	(c)	0.06	(c)	0.49	(0.45)	—	(0.45)
Year Ended September 30, 2001	$9.63	0.51		0.41		0.92	(0.51)	—	(0.51)
Year Ended September 30, 2000	$9.65	0.50		(0.01)		0.49	(0.51)	—	(0.51)
Intermediate U.S. Government Fund
Year Ended September 30, 2004	$10.57	0.32		(0.19)		0.13	(0.33)	(0.13)	(0.46)
Year Ended September 30, 2003	$10.77	0.35		(0.07)		0.28	(0.39)	(0.09)	(0.48)
Year Ended September 30, 2002	$10.38	0.47	(d)	0.42	(d)	0.89	(0.50)	—	(0.50)
Year Ended September 30, 2001	$9.71	0.51		0.68		1.19	(0.52)	—	(0.52)
Year Ended September 30, 2000	$9.70	0.52		0.05		0.57	(0.53)	(0.03)	(0.56)
Intermediate Corporate Bond Fund
Year Ended September 30, 2004	$10.72	0.41		(0.08)		0.33	(0.46)	—	(0.46)
Year Ended September 30, 2003	$10.33	0.47		0.41		0.88	(0.49)	—	(0.49)
Year Ended September 30, 2002	$10.56	0.53	(e)	(0.04	)(e)	0.49	(0.55)	(0.17)	(0.72)
Year Ended September 30, 2001	$9.98	0.60		0.58		1.18	(0.60)	—	(0.60)
December 2, 1999 to September 30, 2000 (a)	$10.00	0.50		(0.02)		0.48	(0.50)	—	(0.50)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.47, $0.02, 4.38%, respectively.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.40, 4.74%, respectively.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.54, $(0.05), 5.23%, respectively.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (f)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (g)	Ratio of net investment income (loss) to average net assets (g)		Ratio of expenses to average net assets* (g)	Portfolio turnover**

$8.12	19.25%	$1,686	1.58%	0.91%		1.92%	50.68%
$6.88	9.58%	$2,162	1.63%	0.95%		1.90%	199.78%
$6.31	(15.07)%	$1,412	1.68%	(0.24)%		1.93%	95.86%
$7.43	(28.52)%	$2,557	1.74%	(0.33)%		1.99%	144.35%
$12.49	4.75%	$2,681	1.76%	(0.26)%		2.01%	179.44%

$9.70	0.71%	$8,456	0.99%	1.85%		1.41%	62.59%
$9.89	1.56%	$9,619	1.00%	2.48%		1.40%	93.86%
$10.08	5.03%	$5,286	1.03%	4.03	%(c)	1.43%	73.93%
$10.04	9.73%	$3,530	1.03%	5.12%		1.43%	101.28%
$9.63	5.24%	$3,270	1.01%	5.27%		1.41%	101.07%

$10.24	1.30%	$11,959	1.05%	2.90%		1.42%	98.35%
$10.57	2.62%	$9,646	1.07%	3.13%		1.42%	209.07%
$10.77	8.85%	$6,453	1.10%	4.56	%(d)	1.45%	79.36%
$10.38	12.53%	$4,450	1.11%	5.12%		1.46%	84.76%
$9.71	6.09%	$2,579	1.08%	5.46%		1.43%	103.41%

$10.59	3.22%	$4,786	1.07%	3.84%		1.44%	31.95%
$10.72	8.69%	$4,308	1.08%	4.34%		1.44%	43.98%
$10.33	4.98%	$2,042	1.11%	5.11	%(e)	1.50%	69.15%
$10.56	12.10%	$426	1.06%	5.76%		1.45%	142.35%
$9.98	4.97%	$236	1.03%	6.06%		1.59%	186.79%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2004	$10.23	0.27	(c)	(0.01)	0.26	(0.27)	—	(0.27)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.15	(c)	0.35	0.50	(0.27)	—	(0.27)
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2004	$10.15	0.24		(0.00)	0.24	(0.24)	—	(0.24)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.18		0.15	0.33	(0.18)	—	(0.18)
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2004	$10.81	0.32		(0.10)	0.22	(0.32)	(0.04)	(0.36)
Year Ended September 30, 2003	$10.86	0.33		(0.01)	0.32	(0.33)	(0.04)	(0.37)
Year Ended September 30, 2002	$10.54	0.36		0.40	0.76	(0.36)	(0.08)	(0.44)
Year Ended September 30, 2001	$9.97	0.38		0.57	0.95	(0.38)	—	(0.38)
Year Ended September 30, 2000	$9.89	0.40		0.08	0.48	(0.40)	—	(0.40)
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2004	$10.88	0.34		(0.07)	0.27	(0.33)	(0.01)	(0.34)
Year Ended September 30, 2003	$10.87	0.34		0.01	0.35	(0.34)	—	(0.34)
Year Ended September 30, 2002	$10.46	0.37		0.41	0.78	(0.37)	—	(0.37)
Year Ended September 30, 2001	$9.90	0.38		0.56	0.94	(0.38)	—	(0.38)
Year Ended September 30, 2000	$9.80	0.39		0.10	0.49	(0.39)	—	(0.39)
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2004	$11.96	0.38		(0.14)	0.24	(0.38)	(0.08)	(0.46)
Year Ended September 30, 2003	$11.99	0.37		0.01	0.38	(0.37)	(0.04)	(0.41)
Year Ended September 30, 2002	$11.57	0.41		0.42	0.83	(0.41)	—	(0.41)
Year Ended September 30, 2001	$10.96	0.42		0.61	1.03	(0.42)	—	(0.42)
Year Ended September 30, 2000	$10.86	0.45		0.10	0.55	(0.45)	—	(0.45)
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2004	$10.20	0.32		(0.07)	0.25	(0.33)	(0.04)	(0.37)
Year Ended September 30, 2003	$10.35	0.33	(c)	0.01	0.34	(0.33)	(0.16)	(0.49)
Year Ended September 30, 2002	$10.01	0.43		0.31	0.74	(0.38)	(0.02)	(0.40)
February 1, 2001 to September 30, 2001 (b)	$9.92	0.29		0.09	0.38	(0.29)	—	(0.29)
Year Ended January 31, 2001	$9.18	0.46		0.74	1.20	(0.46)	—	(0.46)
Year Ended January 31, 2000	$10.26	0.44		(0.98)	(0.54)	(0.49)	(0.05)	(0.54)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia Tax-Exempt Income Portfolio.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover**

$10.22	2.55%	$2,746	0.78%	2.63%	1.57%	24.78%
$10.23	5.09%	$1,877	0.62%	2.50%	1.65%	42.87%

$10.15	2.37%	$667	0.75%	2.32%	1.73%	55.18%
$10.15	3.32%	$482	0.72%	2.22%	2.24%	40.16%

$10.67	2.10%	$22,689	0.90%	3.03%	1.42%	67.80%
$10.81	3.04%	$25,323	0.92%	3.11%	1.42%	44.56%
$10.86	7.46%	$23,828	0.93%	3.41%	1.43%	20.39%
$10.54	9.69%	$18,718	0.93%	3.66%	1.43%	47.35%
$9.97	5.04%	$11,403	0.95%	4.12%	1.46%	80.33%

$10.81	2.60%	$4,149	0.90%	3.11%	1.44%	32.63%
$10.88	3.29%	$4,680	0.86%	3.14%	1.43%	32.04%
$10.87	7.67%	$4,128	0.83%	3.52%	1.48%	21.81%
$10.46	9.67%	$2,143	0.87%	3.73%	1.52%	36.67%
$9.90	5.10%	$1,251	0.90%	3.97%	1.72%	84.20%

$11.74	2.05%	$13,005	0.91%	3.22%	1.43%	45.07%
$11.96	3.24%	$7,447	0.92%	3.14%	1.42%	34.17%
$11.99	7.36%	$3,041	0.96%	3.45%	1.46%	13.12%
$11.57	9.58%	$714	0.90%	3.71%	1.40%	31.28%
$10.96	5.22%	$180	0.93%	4.15%	1.40%	64.45%

$10.08	2.51%	$10,815	1.01%	3.24%	1.03%	16.24%
$10.20	3.41%	$11,541	0.98%	3.23%	1.01%	25.59%
$10.35	7.61%	$10,029	0.97%	3.78%	1.13%	61.44%
$10.01	3.67%	$7,992	0.88%	4.40%	1.05%	15.75%
$9.92	13.42%	$9,235	0.97%	4.86%	1.08%	7.00%
$9.18	(5.39)%	$8,790	0.97%	4.65%	1.02%	10.00%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Year Ended September 30, 2004	$1.00	—	(c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2000	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
U.S. Treasury Money Market Fund
Year Ended September 30, 2004	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		— (c)	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2000	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
Capital Manager Conservative Growth Fund
Year Ended September 30, 2004	$8.84	0.16	(b)	0.46	0.62	(0.16)	—	(0.16)
Year Ended September 30, 2003	$8.29	0.18		0.57	0.75	(0.16)	(0.04)	(0.20)
Year Ended September 30, 2002	$9.12	0.23		(0.68)	(0.45)	(0.20)	(0.18)	(0.38)
Year Ended September 30, 2001	$10.71	0.28		(0.99)	(0.71)	(0.30)	(0.58)	(0.88)
Year Ended September 30, 2000	$10.39	0.38		0.54	0.92	(0.38)	(0.22)	(0.60)
Capital Manager Moderate Growth Fund
Year Ended September 30, 2004	$8.28	0.08	(b)	0.73	0.81	(0.08)	—	(0.08)
Year Ended September 30, 2003	$7.47	0.08		0.82	0.90	(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.82	0.12		(0.99)	(0.87)	(0.11)	(0.37)	(0.48)
Year Ended September 30, 2001	$11.25	0.23		(1.70)	(1.47)	(0.24)	(0.72)	(0.96)
Year Ended September 30, 2000	$10.65	0.31		0.89	1.20	(0.31)	(0.29)	(0.60)
Capital Manager Growth Fund
Year Ended September 30, 2004	$7.81	0.05	(b)	0.88	0.93	(0.04)	—	(0.04)
Year Ended September 30, 2003	$6.87	0.04		0.94	0.98	(0.04)	—	(0.04)
Year Ended September 30, 2002	$8.46	0.03		(1.20)	(1.17)	(0.02)	(0.40)	(0.42)
Year Ended September 30, 2001	$11.66	0.16		(2.43)	(2.27)	(0.16)	(0.77)	(0.93)
Year Ended September 30, 2000	$10.79	0.25		1.24	1.49	(0.26)	(0.36)	(0.62)
Capital Manager Equity Fund
Year Ended September 30, 2004	$8.45	0.02	(b)	1.12	1.14	(0.01)	—	(0.01)
Year Ended September 30, 2003	$7.36	—	(b)(c)	1.15	1.15	(0.01)	(0.05)	(0.06)
Year Ended September 30, 2002	$8.96	(0.02)		(1.58)	(1.60)	—	—	—
March 19, 2001 to September 30, 2001 (a)	$10.00	—	(c)	(1.03)	(1.03)	(0.01)	—	(0.01)

*	During the period certain fees were voluntarily reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover**

$1.00	0.41%	$426,217	0.86%	0.40%	1.20%	—
$1.00	0.48%	$459,375	0.98%	0.47%	1.19%	—
$1.00	1.21%	$416,782	1.05%	1.20%	1.23%	—
$1.00	4.42%	$396,119	1.01%	4.22%	1.24%	—
$1.00	5.35%	$277,219	1.00%	5.68%	1.25%	—

$1.00	0.31%	$122,500	0.79%	0.31%	1.21%	—
$1.00	0.30%	$135,059	0.99%	0.32%	1.20%	—
$1.00	1.01%	$197,830	1.05%	1.01%	1.24%	—
$1.00	4.20%	$208,914	1.03%	4.08%	1.23%	—
$1.00	4.98%	$170,380	1.00%	5.11%	1.23%	—

$9.30	6.97%	$5,242	0.69%	1.68%	1.14%	2.47%
$8.84	9.09%	$2,579	0.78%	1.86%	1.23%	33.03%
$8.29	(5.18)%	$1,198	0.79%	2.25%	1.24%	6.29%
$9.12	(7.10)%	$555	0.78%	2.87%	1.23%	35.75%
$10.71	9.08%	$293	0.66%	3.55%	1.10%	38.27%

$9.01	9.77%	$20,428	0.74%	0.92%	1.19%	0.17%
$8.28	12.13%	$8,054	0.75%	1.11%	1.20%	21.46%
$7.47	(10.76)%	$3,194	0.81%	1.26%	1.26%	14.56%
$8.82	(14.00)%	$2,206	0.78%	2.14%	1.23%	24.24%
$11.25	11.35%	$1,318	0.74%	2.67%	1.19%	46.69%

$8.70	11.85%	$12,007	0.75%	0.52%	1.23%	0.19%
$7.81	14.22%	$4,660	0.80%	0.59%	1.25%	17.80%
$6.87	(14.82)%	$2,700	0.87%	0.39%	1.32%	8.38%
$8.46	(20.86)%	$2,511	0.84%	1.35%	1.29%	27.33%
$11.66	14.02%	$1,606	0.70%	2.24%	1.14%	43.28%

$9.58	13.53%	$3,557	0.77%	0.22%	1.31%	3.10%
$8.45	15.61%	$1,225	0.95%	0.05%	1.40%	8.30%
$7.36	(17.86)%	$645	0.90%	(0.15)%	1.35%	5.75%
$8.96	(10.35)%	$185	1.12%	(0.28)%	1.57%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Equity Income Fund
June 30, 2004 to September 30, 2004 (a)	$10.00	0.03	(b)	0.34	0.37	(0.03)	—	(0.03)
Large Company Value Fund
Year Ended September 30, 2004	$14.75	0.09		2.38	2.47	(0.10)	—	(0.10)
Year Ended September 30, 2003	$12.75	0.12		2.01	2.13	(0.13)	—	(0.13)
Year Ended September 30, 2002	$16.68	0.06		(3.44)	(3.38)	(0.07)	(0.48)	(0.55)
Year Ended September 30, 2001	$18.47	0.09		(0.89)	(0.80)	(0.10)	(0.89)	(0.99)
Year Ended September 30, 2000	$19.51	0.35		0.56	0.91	(0.36)	(1.59)	(1.95)
Large Company Growth Fund
Year Ended September 30, 2004	$7.36	(0.13)		0.57	0.44	—	—	—
Year Ended September 30, 2003	$6.36	(0.08	)(b)	1.08	1.00	—	—	—
Year Ended September 30, 2002	$7.93	(0.12)		(1.45)	(1.57)	—	—	—
Year Ended September 30, 2001	$14.47	(0.11)		(5.45)	(5.56)	—	(0.98)	(0.98)
Year Ended September 30, 2000	$11.82	(0.17)		3.56	3.39	—	(0.74)	(0.74)
Mid Cap Value Fund
Year Ended September 30, 2004	$12.91	0.07	(b)	2.42	2.49	(0.10)	—	(0.10)
Year Ended September 30, 2003	$10.90	0.07		2.03	2.10	(0.09)	—	(0.09)
Year Ended September 30, 2002	$13.10	0.08		(1.03)	(0.95)	(0.10)	(1.15)	(1.25)
July 25, 2001 to September 30, 2001 (a)	$14.14	0.03		(1.02)	(0.99)	(0.05)	—	(0.05)
Mid Cap Growth Fund
Year Ended September 30, 2004	$9.68	(0.16)		1.18	1.02	—	—	—
Year Ended September 30, 2003	$8.00	(0.13)		1.81	1.68	—	—	—
Year Ended September 30, 2002	$9.79	(0.14	)(b)	(1.02)	(1.16)	—	(0.63)	(0.63)
July 25, 2001 to September 30, 2001 (a)	$11.20	(0.01)		(1.40)	(1.41)	—	—	—
Small Company Value Fund
Year Ended September 30, 2004	$11.40	(0.10	)(b)	2.88	2.78	—	(0.12)	(0.12)
May 19, 2003 to September 30, 2003 (a)	$10.00	(0.04	)(b)	1.44	1.40	—	—	—
Small Company Growth Fund
Year Ended September 30, 2004	$10.68	(0.22	)(b)	0.57	0.35	—	—	—
Year Ended September 30, 2003	$8.78	(0.18	)(b)	2.08	1.90	—	—	—
Year Ended September 30, 2002	$11.43	(0.25	)(b)	(2.40)	(2.65)	—	—	—
Year Ended September 30, 2001	$33.53	(0.31)		(15.45)	(15.76)	—	(6.34)	(6.34)
Year Ended September 30, 2000	$24.21	(0.49)		12.81	12.32	—	(3.00)	(3.00)
Special Opportunities Equity Fund
Year Ended September 30, 2004	$10.50	(0.12)		2.65	2.53	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	(0.02)		0.52	0.50	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (c)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (d)	Ratio of net investment income (loss) to average net assets (d)	Ratio of expenses to average net assets* (d)	Portfolio turnover**

$10.34	3.66%	$1,672	2.29%	1.07%	2.65%	1.65%

$17.12	16.75%	$26,309	1.95%	0.58%	2.06%	16.40%
$14.75	16.74%	$26,215	1.91%	0.92%	2.05%	18.89%
$12.75	(21.14)%	$24,849	1.98%	0.36%	2.12%	23.02%
$16.68	(4.51)%	$33,489	1.99%	0.48%	2.13%	24.20%
$18.47	4.88%	$36,078	1.92%	1.90%	2.10%	23.85%

$7.80	5.98%	$13,845	1.96%	(1.08)%	2.08%	127.47%
$7.36	15.72%	$14,217	1.93%	(1.10)%	2.07%	91.73%
$6.36	(19.80)%	$13,040	2.03%	(1.32)%	2.17%	100.46%
$7.93	(40.82)%	$17,089	2.05%	(1.24)%	2.19%	96.41%
$14.47	29.22%	$27,172	1.99%	(1.18)%	2.16%	76.76%

$15.30	19.31%	$3,582	1.98%	0.47%	2.10%	19.17%
$12.91	19.31%	$2,071	1.95%	0.58%	2.10%	18.28%
$10.90	(8.80)%	$1,158	1.91%	0.63%	2.12%	18.20%
$13.10	(6.56)%	$99	1.87%	2.22%	2.21%	27.04%

$10.70	10.54%	$1,973	2.00%	(1.65)%	2.11%	138.61%
$9.68	21.00%	$1,030	1.95%	(1.73)%	2.11%	125.97%
$8.00	(13.20)%	$507	1.76%	(1.52)%	2.07%	117.06%
$9.79	(12.59)%	$48	2.11%	(1.91)%	2.33%	90.11%

$14.06	24.56%	$136	2.22%	(0.75)%	2.41%	11.25%
$11.40	14.00%	$29	2.69%	(0.93)%	2.69%	48.84%

$11.03	3.28%	$6,272	2.30%	(1.98)%	2.41%	211.60%
$10.68	21.64%	$7,520	2.37%	(1.95)%	2.37%	197.85%
$8.78	(23.18)%	$6,703	2.48%	(2.18)%	2.48%	292.94%
$11.43	(55.33)%	$9,356	2.48%	(1.62)%	2.48%	286.49%
$33.53	53.29%	$20,707	2.41%	(1.49)%	2.41%	206.16%

$12.95	24.17%	$13,215	2.15%	(1.51)%	2.30%	32.06%
$10.50	5.00%	$4,360	1.80%	(1.16)%	2.50%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currencies		Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currencies	Total Dividends
International Equity Fund
Year Ended September 30, 2004	$6.57	0.02	(b)	1.19		1.21	(0.04)	—	(0.04)
Year Ended September 30, 2003	$6.07	(0.02	)(b)	0.54		0.52	(0.02)	—	(0.02)
Year Ended September 30, 2002	$7.19	(0.07	)(b)	(1.05)		(1.12)	—	—	—
Year Ended September 30, 2001	$12.24	(0.07)		(2.96)		(3.03)	—	(2.02)	(2.02)
Year Ended September 30, 2000	$12.34	(0.15)		0.68		0.53	—	(0.63)	(0.63)
Intermediate U.S. Government Fund
Year Ended September 30, 2004	$10.53	0.21		(0.16)		0.05	(0.25)	(0.13)	(0.38)
Year Ended September 30, 2003	$10.73	0.27		(0.07)		0.20	(0.31)	(0.09)	(0.40)
Year Ended September 30, 2002	$10.35	0.39	(c)	0.41	(c)	0.80	(0.42)	—	(0.42)
Year Ended September 30, 2001	$9.69	0.45		0.65		1.10	(0.44)	—	(0.44)
Year Ended September 30, 2000	$9.68	0.45		0.04		0.49	(0.45)	(0.03)	(0.48)
Intermediate Corporate Bond Fund
Year Ended September 30, 2004	$10.72	0.32		(0.07)		0.25	(0.38)	—	(0.38)
Year Ended September 30, 2003	$10.34	0.39		0.40		0.79	(0.41)	—	(0.41)
Year Ended September 30, 2002	$10.57	0.45	(d)	(0.04	)(d)	0.41	(0.47)	(0.17)	(0.64)
Year Ended September 30, 2001	$9.98	0.52		0.59		1.11	(0.52)	—	(0.52)
December 2, 1999 to September 30, 2000 (a)	$10.00	0.44		(0.02)		0.42	(0.44)	—	(0.44)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been; $0.41, $0.39, 3.99%, respectively.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been; $0.46, $(0.05), and 4.51%, respectively.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)		Ratio of expenses to average net assets* (f)	Portfolio turnover**

$7.74	18.47%	$2,140	2.33%	0.24%		2.42%	50.68%
$6.57	8.63%	$2,012	2.40%	(0.37)%		2.41%	199.78%
$6.07	(15.58)%	$2,056	2.43%	(1.01)%		2.43%	95.86%
$7.19	(29.11)%	$2,680	2.49%	(1.19)%		2.49%	144.35%
$12.24	3.88%	$3,861	2.51%	(0.99)%		2.51%	179.44%

$10.20	0.55%	$6,883	1.80%	2.15%		1.92%	98.35%
$10.53	1.86%	$7,869	1.82%	2.42%		1.92%	209.97%
$10.73	7.96%	$5,981	1.85%	3.81	%(c)	1.95%	79.36%
$10.35	11.61%	$4,310	1.86%	4.38%		1.96%	84.76%
$9.69	5.31%	$2,329	1.83%	4.71%		1.93%	103.41%

$10.59	2.45%	$6,602	1.82%	3.09%		1.94%	31.95%
$10.72	7.77%	$6,358	1.83%	3.61%		1.94%	43.98%
$10.34	4.18%	$4,465	1.84%	4.39	%(d)	1.99%	69.15%
$10.57	11.41%	$1,976	1.73%	4.95%		1.90%	142.35%
$9.98	4.41%	$70	1.75%	5.34%		2.03%	186.79%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Year Ended September 30, 2004	$1.00	—	(c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2000	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
U.S. Treasury Money Market Fund
Year Ended September 30, 2004	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2002	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2001	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Year Ended September 30, 2000	$1.00	0.04		—	0.04	(0.04)	—	(0.04)
Capital Manager Conservative Growth Fund
Year Ended September 30, 2004	$8.85	0.09	(b)	0.45	0.54	(0.09)	—	(0.09)
Year Ended September 30, 2003	$8.29	0.11		0.59	0.70	(0.10)	(0.04)	(0.14)
Year Ended September 30, 2002	$9.13	0.15		(0.67)	(0.52)	(0.14)	(0.18)	(0.32)
Year Ended September 30, 2001	$10.71	0.22		(0.98)	(0.76)	(0.24)	(0.58)	(0.82)
Year Ended September 30, 2000	$10.39	0.29		0.56	0.85	(0.31)	(0.22)	(0.53)
Capital Manager Moderate Growth Fund
Year Ended September 30, 2004	$8.15	0.02	(b)	0.71	0.73	(0.02)	—	(0.02)
Year Ended September 30, 2003	$7.41	0.04		0.80	0.84	(0.09)	(0.01)	(0.10)
Year Ended September 30, 2002	$8.75	0.05		(0.97)	(0.92)	(0.05)	(0.37)	(0.42)
Year Ended September 30, 2001	$11.21	0.19		(1.74)	(1.55)	(0.19)	(0.72)	(0.91)
Year Ended September 30, 2000	$10.64	0.22		0.88	1.10	(0.24)	(0.29)	(0.53)
Capital Manager Growth Fund
Year Ended September 30, 2004	$7.70	(0.02	)(b)	0.87	0.85	—	—	—
Year Ended September 30, 2003	$6.80	(0.01)		0.91	0.90	— (c)	—	— (c)
Year Ended September 30, 2002	$8.42	(0.01)		(1.21)	(1.22)	—	(0.40)	(0.40)
Year Ended September 30, 2001	$11.64	0.09		(2.42)	(2.33)	(0.12)	(0.77)	(0.89)
Year Ended September 30, 2000	$10.79	0.17		1.24	1.41	(0.20)	(0.36)	(0.56)
Capital Manager Equity Fund
Year Ended September 30, 2004	$8.30	(0.05	)(b)	1.11	1.06	—	—	—
Year Ended September 30, 2003	$7.28	(0.05	)(b)	1.12	1.07	—	(0.05)	(0.05)
Year Ended September 30, 2002	$8.93	(0.04)		(1.61)	(1.65)	—	—	—
March 19, 2001 to September 30, 2001 (a)	$10.00	(0.02)		(1.05)	(1.07)	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover**

$1.00	0.06%	$2,280	1.20%	0.06%	1.70%	—
$1.00	0.15%	$2,543	1.32%	0.16%	1.69%	—
$1.00	0.60%	$2,730	1.67%	0.70%	1.77%	—
$1.00	3.80%	$84,446	1.61%	3.58%	1.74%	—
$1.00	4.65%	$41,644	1.63%	4.76%	1.80%	—

$1.00	0.05%	$887	1.05%	0.05%	1.71%	—
$1.00	0.16%	$1,126	1.12%	0.15%	1.70%	—
$1.00	0.39%	$1,121	1.69%	0.48%	1.77%	—
$1.00	3.56%	$18,449	1.63%	3.36%	1.73%	—
$1.00	4.28%	$10,425	1.63%	4.43%	1.73%	—

$9.30	6.10%	$4,857	1.44%	0.93%	1.64%	2.47%
$8.85	8.45%	$3,150	1.53%	1.07%	1.73%	33.03%
$8.29	(5.94)%	$1,682	1.53%	1.49%	1.73%	6.29%
$9.13	(7.50)%	$916	1.58%	1.85%	1.78%	35.75%
$10.71	8.31%	$150	1.41%	2.75%	1.60%	38.27%

$8.86	8.94%	$19,049	1.49%	0.17%	1.69%	0.17%
$8.15	11.29%	$8,929	1.50%	0.35%	1.70%	21.46%
$7.41	(11.35)%	$4,384	1.56%	0.52%	1.76%	14.56%
$8.75	(14.82)%	$3,096	1.55%	1.05%	1.75%	24.24%
$11.21	10.45%	$542	1.54%	1.94%	1.69%	46.69%

$8.55	11.04%	$13,730	1.50%	(0.23)%	1.73%	0.19%
$7.70	13.31%	$9,142	1.55%	(0.16)%	1.75%	17.80%
$6.80	(15.53)%	$5,712	1.62%	(0.35)%	1.82%	8.38%
$8.42	(21.44)%	$4,720	1.60%	0.45%	1.80%	27.33%
$11.64	13.23%	$1,993	1.45%	1.49%	1.64%	43.28%

$9.36	12.77%	$5,720	1.52%	(0.54)%	1.81%	3.10%
$8.30	14.74%	$2,475	1.70%	(0.69)%	1.90%	8.30%
$7.28	(18.48)%	$1,302	1.67%	(0.94)%	1.87%	5.75%
$8.93	(10.70)%	$754	1.93%	(1.05)%	2.13%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Equity Income Fund
June 30, 2004 to September 30, 2004 (a)	$10.00	0.03	(b)	0.34	0.37	(0.03)	—	(0.03)
Large Company Value Fund
Year Ended September 30, 2004	$14.73	0.09		2.37	2.46	(0.10)	—	(0.10)
Year Ended September 30, 2003	$12.74	0.13		1.99	2.12	(0.13)	—	(0.13)
Year Ended September 30, 2002	$16.67	0.08		(3.45)	(3.37)	(0.08)	(0.48)	(0.56)
February 1, 2001 to September 30, 2001 (a)	$18.15	0.06		(1.47)	(1.41)	(0.07)	—	(0.07)
Large Company Growth Fund
Year Ended September 30, 2004	$7.37	(0.12)		0.56	0.44	—	—	—
Year Ended September 30, 2003	$6.37	(0.08	)(b)	1.08	1.00	—	—	—
Year Ended September 30, 2002	$7.94	(0.10	)(b)	(1.47)	(1.57)	—	—	—
February 1, 2001 to September 30, 2001 (a)	$11.75	(0.06)		(3.75)	(3.81)	—	—	—
Mid Cap Value Fund
Year Ended September 30, 2004	$12.92	0.07	(b)	2.41	2.48	(0.10)	—	(0.10)
Year Ended September 30, 2003	$10.90	0.07	(b)	2.04	2.11	(0.09)	—	(0.09)
Year Ended September 30, 2002	$13.11	0.08		(1.04)	(0.96)	(0.10)	(1.15)	(1.25)
July 25, 2001 to September 30, 2001 (a)	$14.14	0.03		(1.03)	(1.00)	(0.03)	—	(0.03)
Mid Cap Growth Fund
Year Ended September 30, 2004	$9.69	(0.16)		1.17	1.01	—	—	—
Year Ended September 30, 2003	$8.00	(0.15)		1.84	1.69	—	—	—
Year Ended September 30, 2002	$9.79	(0.15	)(b)	(1.01)	(1.16)	—	(0.63)	(0.63)
July 25, 2001 to September 30, 2001 (a)	$11.20	(0.01)		(1.40)	(1.41)	—	—	—
Small Company Value Fund
Year Ended September 30, 2004	$11.40	(0.12	)(b)	2.90	2.78	—	(0.12)	(0.12)
May 19, 2003 to September 30, 2003 (a)	$10.00	(0.05	)(b)	1.45	1.40	—	—	—
Small Company Growth Fund
Year Ended September 30, 2004	$10.70	(0.22	)(b)	0.56	0.34	—	—	—
Year Ended September 30, 2003	$8.79	(0.18	)(b)	2.09	1.91	—	—	—
Year Ended September 30, 2002	$11.45	(0.23	)(b)	(2.43)	(2.66)	—	—	—
February 1, 2001 to September 30, 2001 (a)	$19.98	(0.08)		(8.45)	(8.53)	—	—	—
Special Opportunities Equity Fund
Year Ended September 30, 2004	$10.50	(0.11)		2.64	2.53	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	(0.02)		0.52	0.50	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (c)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (d)	Ratio of net investment income (loss) to average net assets (d)	Ratio of expenses to average net assets* (d)	Portfolio turnover**

$10.34	3.66%	$1,816	2.29%	1.14%	2.65%	1.65%

$17.09	16.72%	$157	1.95%	0.57%	2.07%	16.40%
$14.73	16.72%	$122	1.92%	0.90%	2.06%	18.89%
$12.74	(21.10)%	$52	1.94%	0.41%	2.08%	23.02%
$16.67	(7.80)%	$13	2.03%	0.36%	2.16%	24.20%

$7.81	5.97%	$25	1.96%	(1.08)%	2.08%	127.47%
$7.37	15.70%	$31	1.93%	(1.10)%	2.06%	91.73%
$6.37	(19.77)%	$37	1.98%	(1.23)%	2.12%	100.46%
$7.94	(32.43)%	$8	2.04%	(1.34)%	2.18%	96.41%

$15.30	19.20%	$523	1.98%	0.45%	2.10%	19.17%
$12.92	19.40%	$484	1.95%	0.61%	2.10%	18.28%
$10.90	(8.86)%	$300	1.91%	0.65%	2.12%	18.20%
$13.11	(7.07)%	$1	2.15%	1.08%	2.52%	27.04%

$10.70	10.42%	$208	2.00%	(1.65)%	2.11%	138.61%
$9.69	21.13%	$164	1.95%	(1.71)%	2.11%	125.97%
$8.00	(13.20)%	$143	1.81%	(1.58)%	2.13%	117.06%
$9.79	(13.13)%	$1	2.19%	(1.91)%	2.49%	90.11%

$14.06	24.56%	$1	2.25%	(0.89)%	2.44%	11.25%
$11.40	14.00%	$1	2.64%	(1.15)%	2.64%	48.84%

$11.04	3.18%	$45	2.30%	(1.98)%	2.41%	211.60%
$10.70	21.73%	$50	2.37%	(1.95)%	2.37%	197.85%
$8.79	(23.23)%	$31	2.47%	(2.11)%	2.47%	292.94%
$11.45	(42.69)%	$8	2.42%	(1.99)%	2.42%	286.49%

$12.95	24.17%	$15,611	2.15%	(1.51)%	2.30%	32.06%
$10.50	5.00%	$4,052	1.80%	(1.17)%	2.52%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currencies	Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currencies	Total Dividends
International Equity Fund
Year Ended September 30, 2004	$6.58	0.00	(b)	1.20	1.20	(0.04)	—	(0.04)
Year Ended September 30, 2003	$6.07	(0.07	)(b)	0.60	0.53	(0.02)	—	(0.02)
Year Ended September 30, 2002	$7.20	(0.07)		(1.06)	(1.13)	—	—	—
February 1, 2001 to September 30, 2001 (a)	$10.03	(0.02)		(2.81)	(2.83)	—	—	—
Intermediate U.S. Government Fund
Year Ended September 30, 2004	$10.53	0.17		(0.12)	0.05	(0.25)	(0.13)	(0.38)
Year Ended September 30, 2003	$10.74	0.26		(0.07)	0.19	(0.31)	(0.09)	(0.40)
Year Ended September 30, 2002	$10.35	0.38	(c)	0.43 (c)	0.81	(0.42)	—	(0.42)
February 1, 2001 to September 30, 2001 (a)	$10.10	0.35		0.25	0.60	(0.35)	—	(0.35)
Intermediate Corporate Bond Fund
Year Ended September 30, 2004	$10.72	0.33		(0.08)	0.25	(0.38)	—	(0.38)
Year Ended September 30, 2003	$10.33	0.39		0.41	0.80	(0.41)	—	(0.41)
Year Ended September 30, 2002	$10.56	0.43	(b)(d)	— (d)	0.43	(0.49)	(0.17)	(0.66)
February 1, 2001 to September 30, 2001 (a)	$10.39	0.35		0.17	0.52	(0.35)	—	(0.35)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.40%, $0.41% and 3.99%, respectively.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.44, $(0.01) and 4.40%, respectively.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)		Ratio of expenses to average net assets* (f)	Portfolio turnover**

$7.74	18.30%	$2	2.32%	(0.04)%		2.42%	50.68%
$6.58	8.80%	$2	2.40%	(1.06)%		2.40%	199.78%
$6.07	(15.69)%	$7	2.43%	(0.98)%		2.43%	95.86%
$7.20	(28.22)%	$6	2.40%	(1.35)%		2.40%	144.35%

$10.20	0.55%	$607	1.80%	2.15%		1.92%	98.35%
$10.53	1.77%	$836	1.82%	2.57%		1.92%	209.07%
$10.74	8.05%	$1,313	1.79%	3.81	%(c)	1.89%	79.36%
$10.35	6.01%	$40	1.98%	4.26%		2.05%	84.76%

$10.59	2.44%	$257	1.82%	3.09%		1.94%	31.95%
$10.72	7.86%	$282	1.83%	3.61%		1.94%	43.98%
$10.33	4.37%	$318	1.89%	4.28	%(d)	2.03%	69.15%
$10.56	5.07%	$11	1.71%	4.94%		1.85%	142.35%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Year Ended September 30, 2004	$1.00	—	(c)	— (c)	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
January 30, 2002 to September 30, 2002 (a)	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
U.S. Treasury Money Market Fund
Year Ended September 30, 2004	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Year Ended September 30, 2003	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
January 30, 2002 to September 30, 2002 (a)	$1.00	—	(c)	—	— (c)	— (c)	—	— (c)
Capital Manager Conservative Growth Fund
Year Ended September 30, 2004	$8.82	0.09	(b)	0.44	0.53	(0.08)	—	(0.08)
Year Ended September 30, 2003	$8.26	0.09		0.61	0.70	(0.10)	(0.04)	(0.14)
Year Ended September 30, 2002	$9.10	0.17		(0.69)	(0.52)	(0.14)	(0.18)	(0.32)
February 1, 2001 to September 30, 2001 (a)	$10.06	0.10		(0.93)	(0.83)	(0.13)	—	(0.13)
Capital Manager Moderate Growth Fund
Year Ended September 30, 2004	$8.18	0.01	(b)	0.73	0.74	(0.01)	—	(0.01)
Year Ended September 30, 2003	$7.42	0.03		0.82	0.85	(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.77	0.04		(0.97)	(0.93)	(0.05)	(0.37)	(0.42)
February 1, 2001 to September 30, 2001 (a)	$10.23	0.05		(1.45)	(1.40)	(0.06)	—	(0.06)
Capital Manager Growth Fund
Year Ended September 30, 2004	$7.71	(0.02	)(b)	0.87	0.85	—	—	—
Year Ended September 30, 2003	$6.80	(0.01	)(b)	0.93	0.92	(0.01)	—	(0.01)
Year Ended September 30, 2002	$8.41	(0.02)		(1.19)	(1.21)	—	(0.40)	(0.40)
February 1, 2001 to September 30, 2001 (a)	$10.41	(0.01)		(1.98)	(1.99)	(0.01)	—	(0.01)
Capital Manager Equity Fund
Year Ended September 30, 2004	$8.28	(0.05	)(b)	1.10	1.05	—	—	—
Year Ended September 30, 2003	$7.26	(0.05	)(b)	1.12	1.07	— (c)	(0.05)	(0.05)
Year Ended September 30, 2002	$8.92	(0.12)		(1.54)	(1.66)	—	—	—
March 19, 2001 to September 30, 2001 (a)	$10.00	(0.06)		(1.02)	(1.08)	—	—	—

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover**

$1.00	0.06%	$453	1.20%	0.06%	1.70%	—
$1.00	0.15%	$555	1.30%	0.14%	1.69%	—
$1.00	0.28%	$314	1.60%	0.40%	1.65%	—

$1.00	0.05%	$5	1.02%	0.05%	1.71%	—
$1.00	0.16%	$8	1.12%	0.17%	1.70%	—
$1.00	0.18%	$10	1.60%	0.27%	1.64%	—

$9.27	6.06%	$180	1.44%	0.93%	1.64%	2.47%
$8.82	8.50%	$148	1.53%	1.05%	1.73%	33.03%
$8.26	(5.98)%	$62	1.52%	1.45%	1.72%	6.29%
$9.10	(8.30)%	$2	1.71%	1.58%	1.73%	35.75%

$8.91	9.08%	$178	1.49%	0.17%	1.69%	0.17%
$8.18	11.39%	$182	1.51%	0.40%	1.71%	21.46%
$7.42	(11.40)%	$307	1.58%	0.53%	1.78%	14.56%
$8.77	(13.75)%	$178	1.55%	0.74%	1.75%	24.24%

$8.56	11.02%	$63	1.50%	(0.23)%	1.73%	0.19%
$7.71	13.48%	$52	1.54%	(0.14)%	1.74%	17.80%
$6.80	(15.43)%	$12	1.61%	(0.34)%	1.81%	8.38%
$8.41	(19.16)%	$8	1.68%	(0.30)%	1.86%	27.33%

$9.33	12.68%	$85	1.52%	(0.54)%	1.81%	3.10%
$8.28	14.78%	$28	1.73%	(0.66)%	1.92%	8.30%
$7.26	(18.61)%	$1	1.94%	(1.31)%	1.94%	5.75%
$8.92	(10.80)%	$1	1.87%	(1.12)%	1.87%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Equity Income Fund
June 30, 2004 to September 30, 2004 (a)	$10.00	0.05	(c)	0.34	0.39	(0.04)	—	(0.04)
Large Company Value Fund
Year Ended September 30, 2004	$14.90	0.26		2.39	2.65	(0.26)	—	(0.26)
Year Ended September 30, 2003	$12.87	0.27		2.03	2.30	(0.27)	—	(0.27)
Year Ended September 30, 2002	$16.82	0.22		(3.47)	(3.25)	(0.22)	(0.48)	(0.70)
Year Ended September 30, 2001	$18.60	0.26		(0.89)	(0.63)	(0.26)	(0.89)	(1.15)
Year Ended September 30, 2000	$19.64	0.54		0.55	1.09	(0.54)	(1.59)	(2.13)
Large Company Growth Fund
Year Ended September 30, 2004	$7.79	(0.01)		0.57	0.56	—	—	—
Year Ended September 30, 2003	$6.67	(0.01	)(c)	1.13	1.12	—	—	—
Year Ended September 30, 2002	$8.23	(0.03)		(1.53)	(1.56)	—	—	—
Year Ended September 30, 2001	$14.84	(0.03)		(5.60)	(5.63)	—	(0.98)	(0.98)
Year Ended September 30, 2000	$11.99	(0.03)		3.62	3.59	—	(0.74)	(0.74)
Mid Cap Value Fund
Year Ended September 30, 2004	$12.98	0.22	(c)	2.42	2.64	(0.21)	—	(0.21)
Year Ended September 30, 2003	$10.93	0.19	(c)	2.04	2.23	(0.18)	—	(0.18)
Year Ended September 30, 2002	$13.12	0.20		(1.04)	(0.84)	(0.20)	(1.15)	(1.35)
February 1, 2001 to September 30, 2001 (b)	$14.26	0.15		(1.13)	(0.98)	(0.16)	—	(0.16)
Year Ended January 31, 2001	$14.10	0.25		0.95	1.20	(0.25)	(0.79)	(1.04)
Year Ended January 31, 2000	$13.44	0.23		0.93	1.16	(0.22)	(0.28)	(0.50)
Mid Cap Growth Fund
Year Ended September 30, 2004	$10.22	(0.08)		1.26	1.18	—	—	—
Year Ended September 30, 2003	$8.36	(0.06)		1.92	1.86	—	—	—
Year Ended September 30, 2002	$10.10	(0.06)		(1.05)	(1.11)	—	(0.63)	(0.63)
February 1, 2001 to September 30, 2001 (b)	$14.84	(0.02)		(4.72)	(4.74)	—	—	—
Year Ended January 31, 2001	$20.78	(0.04)		(2.08)	(2.12)	—	(3.82)	(3.82)
Year Ended January 31, 2000	$17.89	(0.06)		5.04	4.98	—	(2.09)	(2.09)
Small Company Value Fund
Year Ended September 30, 2004	$11.44	0.02	(c)	2.91	2.93	(0.02)	(0.12)	(0.14)
May 19, 2003 to September 30, 2003 (a)	$10.00	(0.01	)(c)	1.45	1.44	— (d)	—	— (d)
Small Company Growth Fund
Year Ended September 30, 2004	$11.86	(0.12	)(c)	0.62	0.50	—	—	—
Year Ended September 30, 2003	$9.65	(0.11)		2.32	2.21	—	—	—
Year Ended September 30, 2002	$12.44	(0.14)		(2.65)	(2.79)	—	—	—
Year Ended September 30, 2001	$35.49	(0.15)		(16.56)	(16.71)	—	(6.34)	(6.34)
Year Ended September 30, 2000	$25.25	(0.17)		13.41	13.24	—	(3.00)	(3.00)
Special Opportunities Equity Fund
Year Ended September 30, 2004	$10.53	(0.05)		2.72	2.67	—	(0.08)	(0.08)
June 2, 2003 to September 30, 2003 (a)	$10.00	—	(d)	0.53	0.53	— (d)	—	— (d)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)	Ratio of expenses to average net assets* (f)	Portfolio turnover**

$10.35	3.94%	$21,128	1.29%	1.91%	1.63%	1.65%

$17.29	17.86%	$620,186	0.95%	1.58%	1.06%	16.40%
$14.90	17.98%	$475,289	0.92%	1.90%	1.06%	18.89%
$12.87	(20.33)%	$319,971	0.98%	1.37%	1.12%	23.02%
$16.82	(3.53)%	$360,847	0.99%	1.48%	1.13%	24.20%
$18.60	5.89%	$333,567	0.92%	2.90%	1.10%	23.85%

$8.35	7.19%	$346,061	0.97%	(0.08)%	1.08%	127.47%
$7.79	16.79%	$272,961	0.93%	(0.11)%	1.07%	91.73%
$6.67	(18.96)%	$160,933	1.02%	(0.30)%	1.16%	100.46%
$8.23	(40.24)%	$151,601	1.05%	(0.25)%	1.19%	96.41%
$14.84	30.52%	$145,538	0.99%	(0.18)%	1.16%	76.76%

$15.41	20.44%	$182,791	0.98%	1.47%	1.10%	19.17%
$12.98	20.60%	$142,280	0.95%	1.57%	1.10%	18.28%
$10.93	(8.01)%	$85,013	0.90%	1.54%	1.13%	18.20%
$13.12	(6.93)%	$74,070	0.94%	1.75%	1.12%	27.04%
$14.26	9.03%	$64,423	0.96%	1.79%	1.11%	59.00%
$14.10	8.49%	$62,863	0.96%	1.63%	1.07%	15.00%

$11.40	11.55%	$118,012	1.00%	(0.65)%	1.11%	138.61%
$10.22	22.25%	$100,226	0.95%	(0.72)%	1.12%	125.97%
$8.36	(12.26)%	$69,975	0.89%	(0.62)%	1.17%	117.06%
$10.10	(31.94)%	$90,424	1.02%	(0.32)%	1.25%	90.11%
$14.84	(10.61)%	$129,433	1.02%	(0.16)%	1.23%	63.00%
$20.78	28.81%	$154,385	1.02%	(0.34)%	1.30%	54.00%

$14.23	25.78%	$66,802	1.26%	0.15%	1.42%	11.25%
$11.44	14.43%	$43,462	1.69%	(0.17)%	1.69%	48.84%

$12.36	4.22%	$90,332	1.30%	(0.98)%	1.41%	211.60%
$11.86	22.90%	$129,960	1.37%	(0.94)%	1.37%	197.85%
$9.65	(22.43)%	$93,918	1.48%	(1.17)%	1.48%	292.94%
$12.44	(54.85)%	$102,260	1.47%	(0.64)%	1.41%	286.49%
$35.49	54.82%	$197,795	1.41%	(0.49)%	1.41%	206.16%

$13.12	25.44%	$39,816	1.12%	(0.49)%	1.32%	32.06%
$10.53	5.31%	$26,360	0.82%	(0.11)%	1.64%	13.24%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments and foreign currencies		Total from Investment Activities	Net investment income	Net realized gains on investments and foreign currencies	Total Dividends
International Equity Fund
Year Ended September 30, 2004	$6.98	0.10	(b)	1.26		1.36	(0.10)	—	(0.10)
Year Ended September 30, 2003	$6.41	0.05	(b)	0.57		0.62	(0.05)	—	(0.05)
Year Ended September 30, 2002	$7.53	—		(1.12)		(1.12)	— (f)	—	— (f)
Year Ended September 30, 2001	$12.60	(0.05)		(3.00)		(3.05)	—	(2.02)	(2.02)
Year Ended September 30, 2000	$12.56	(0.01)		0.68		0.67	—	(0.63)	(0.63)
Short U.S. Government Fund
Year Ended September 30, 2004	$9.90	0.20		(0.11)		0.09	(0.28)	—	(0.28)
Year Ended September 30, 2003	$10.09	0.29		(0.11)		0.18	(0.37)	—	(0.37)
Year Ended September 30, 2002	$10.05	0.45	(c)	0.06	(c)	0.51	(0.47)	—	(0.47)
Year Ended September 30, 2001	$9.64	0.53		0.41		0.94	(0.53)	—	(0.53)
Year Ended September 30, 2000	$9.65	0.52		—		0.52	(0.53)	—	(0.53)
Intermediate U.S. Government Fund
Year Ended September 30, 2004	$10.58	0.34		(0.18)		0.16	(0.36)	(0.13)	(0.49)
Year Ended September 30, 2003	$10.78	0.37		(0.07)		0.30	(0.41)	(0.09)	(0.50)
Year Ended September 30, 2002	$10.39	0.49	(d)	0.42	(d)	0.91	(0.52)	—	(0.52)
Year Ended September 30, 2001	$9.73	0.54		0.66		1.20	(0.54)	—	(0.54)
Year Ended September 30, 2000	$9.72	0.55		0.04		0.59	(0.55)	(0.03)	(0.58)
Intermediate Corporate Bond Fund
Year Ended September 30, 2004	$10.72	0.44		(0.08)		0.36	(0.49)	—	(0.49)
Year Ended September 30, 2003	$10.33	0.49		0.41		0.90	(0.51)	—	(0.51)
Year Ended September 30, 2002	$10.56	0.55	(e)	(0.04	)(e)	0.51	(0.57)	(0.17)	(0.74)
Year Ended September 30, 2001	$9.98	0.62		0.58		1.20	(0.62)	—	(0.62)
December 2, 1999 to September 30, 2000 (a)	$10.00	0.51		(0.02)		0.49	(0.51)	—	(0.51)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.02, and 4.65%, respectively.
(d)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.51, $0.40, and 4.99%, respectively.
(e)	Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.56, $(0.05), and 5.54%, respectively.
(f)	Amount is less than $0.005
(g)	Not annualized for periods less than one year.
(h)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (g)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (h)	Ratio of net investment income (loss) to average net assets (h)		Ratio of expenses to average net assets* (h)	Portfolio turnover**

$8.24	19.48%	$233,275	1.32%	1.30%		1.42%	50.68%
$6.98	9.72%	$187,315	1.40%	0.78%		1.41%	199.78%
$6.41	(14.85)%	$123,330	1.43%	0.03%		1.43%	95.86%
$7.53	(28.33)%	$115,405	1.48%	(0.14)%		1.48%	144.35%
$12.60	4.96%	$119,326	1.51%	(0.04)%		1.51%	179.44%

$9.71	0.96%	$195,920	0.74%	2.10%		0.91%	62.59%
$9.90	1.78%	$199,980	0.76%	2.81%		0.91%	93.86%
$10.09	5.27%	$181,797	0.78%	4.30	%(c)	0.93%	73.93%
$10.05	9.99%	$169,839	0.78%	5.38%		0.93%	101.28%
$9.64	5.62%	$170,362	0.76%	5.52%		0.91%	101.07%

$10.25	1.56%	$534,682	0.80%	3.15%		0.92%	98.35%
$10.58	2.88%	$447,665	0.82%	3.43%		0.92%	209.07%
$10.78	9.11%	$340,231	0.85%	4.81	%(d)	0.95%	79.36%
$10.39	12.68%	$279,046	0.85%	5.38%		0.95%	84.76%
$9.73	6.36%	$182,899	0.83%	5.71%		0.93%	103.41%

$10.59	3.47%	$272,749	0.82%	4.09%		0.94%	31.95%
$10.72	8.95%	$215,000	0.83%	4.61%		0.94%	43.98%
$10.33	5.19%	$142,509	0.83%	5.42	%(e)	0.98%	69.15%
$10.56	12.34%	$120,361	0.81%	6.03%		0.96%	142.35%
$9.98	5.13%	$89,101	0.75%	6.30%		1.09%	186.79%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2004	$10.22	0.28	(c)	(0.02)	0.26	(0.28)	—	(0.28)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.16	(c)	0.20	0.36	(0.14)	—	(0.14)
Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2004	$10.16	0.25		0.00	0.25	(0.25)	—	(0.25)
February 24, 2003 to September 30, 2003 (a)	$10.00	0.13		0.16	0.29	(0.13)	—	(0.13)
North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2004	$10.81	0.35		(0.12)	0.23	(0.34)	(0.04)	(0.38)
Year Ended September 30, 2003	$10.86	0.35		(0.01)	0.34	(0.35)	(0.04)	(0.39)
Year Ended September 30, 2002	$10.54	0.38		0.39	0.77	(0.37)	(0.08)	(0.45)
Year Ended September 30, 2001	$9.98	0.40		0.56	0.96	(0.40)	—	(0.40)
Year Ended September 30, 2000	$9.89	0.42		0.09	0.51	(0.42)	—	(0.42)
South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2004	$10.81	0.35		(0.06)	0.29	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2003	$10.81	0.35		— (d)	0.35	(0.35)	—	(0.35)
Year Ended September 30, 2002	$10.39	0.39		0.41	0.80	(0.38)	—	(0.38)
Year Ended September 30, 2001	$9.84	0.40		0.55	0.95	(0.40)	—	(0.40)
Year Ended September 30, 2000	$9.74	0.40		0.10	0.50	(0.40)	—	(0.40)
Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2004	$11.95	0.40		(0.13)	0.27	(0.40)	(0.08)	(0.48)
Year Ended September 30, 2003	$11.99	0.39		— (d)	0.39	(0.39)	(0.04)	(0.43)
Year Ended September 30, 2002	$11.57	0.43		0.41	0.84	(0.42)	—	(0.42)
Year Ended September 30, 2001	$10.96	0.44		0.61	1.05	(0.44)	—	(0.44)
Year Ended September 30, 2000	$10.86	0.46		0.10	0.56	(0.46)	—	(0.46)
West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2004	$10.21	0.36		(0.09)	0.27	(0.35)	(0.04)	(0.39)
Year Ended September 30, 2003	$10.35	0.35		0.02	0.37	(0.35)	(0.16)	(0.51)
Year Ended September 30, 2002	$10.02	0.41		0.34	0.75	(0.40)	(0.02)	(0.42)
February 1, 2001 to September 30, 2001 (b)	$9.93	0.30		0.09	0.39	(0.30)	—	(0.30)
Year Ended January 31, 2001	$9.20	0.49		0.73	1.22	(0.49)	—	(0.49)
Year Ended January 31, 2000	$10.27	0.48		(0.98)	(0.50)	(0.52)	(0.05)	(0.57)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia Tax-Exempt Income Portfolio.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (e)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (f)	Ratio of net investment income (loss) to average net assets (f)	Ratio of expenses to average net assets* (f)	Portfolio turnover**

$10.20	2.61%	$13,441	0.63%	2.78%	1.07%	24.78%
$10.22	3.63%	$14,759	0.53%	2.56%	1.23%	42.87%

$10.16	2.52%	$9,108	0.60%	2.47%	1.23%	55.18%
$10.16	2.93%	$4,897	0.61%	2.27%	1.65%	40.16%

$10.66	2.15%	$96,738	0.75%	3.18%	0.92%	67.80%
$10.81	3.19%	$95,613	0.77%	3.26%	0.92%	44.56%
$10.86	7.62%	$93,856	0.78%	3.57%	0.93%	20.39%
$10.54	9.73%	$90,679	0.79%	3.84%	0.93%	47.35%
$9.98	5.31%	$81,510	0.80%	4.27%	0.96%	80.33%

$10.74	2.77%	$17,488	0.75%	3.26%	0.94%	32.63%
$10.81	3.35%	$18,297	0.72%	3.31%	0.93%	32.04%
$10.81	7.94%	$17,960	0.67%	3.70%	0.97%	21.81%
$10.39	9.76%	$15,411	0.73%	3.89%	1.03%	36.67%
$9.84	5.27%	$14,386	0.75%	4.11%	1.22%	84.20%

$11.74	2.29%	$68,786	0.76%	3.37%	0.93%	45.07%
$11.95	3.31%	$77,577	0.78%	3.28%	0.92%	34.17%
$11.99	7.48%	$81,683	0.78%	3.66%	0.93%	13.12%
$11.57	9.72%	$76,284	0.78%	3.87%	0.93%	31.28%
$10.96	5.35%	$77,727	0.78%	4.30%	0.90%	64.45%

$10.09	2.76%	$63,518	0.76%	3.49%	0.78%	16.24%
$10.21	3.77%	$79,361	0.73%	3.48%	0.76%	25.59%
$10.35	7.78%	$78,170	0.72%	4.04%	0.82%	61.44%
$10.02	4.03%	$75,332	0.62%	4.60%	0.79%	15.75%
$9.93	13.57%	$72,553	0.72%	5.11%	0.83%	7.00%
$9.20	(5.04)%	$74,709	0.72%	4.90%	0.77%	10.00%

See accompanying notes to the financial statements.

BB&T Funds

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Dividends
Prime Money Market Fund
Year Ended September 30, 2004	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2003	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2002	$1.00	0.02		— (c)	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2001	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 2000	$1.00	0.06		—	0.06	(0.06)	—	(0.06)
U.S. Treasury Money Market Fund
Year Ended September 30, 2004	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2003	$1.00	0.01		—	0.01	(0.01)	—	(0.01)
Year Ended September 30, 2002	$1.00	0.02		—	0.02	(0.02)	—	(0.02)
Year Ended September 30, 2001	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
Year Ended September 30, 2000	$1.00	0.05		—	0.05	(0.05)	—	(0.05)
Capital Manager Conservative Growth Fund
Year Ended September 30, 2004	$8.90	0.18	(b)	0.46	0.64	(0.18)	—	(0.18)
Year Ended September 30, 2003	$8.33	0.18		0.61	0.79	(0.18)	(0.04)	(0.22)
Year Ended September 30, 2002	$9.17	0.22		(0.66)	(0.44)	(0.22)	(0.18)	(0.40)
Year Ended September 30, 2001	$10.75	0.32		(1.00)	(0.68)	(0.32)	(0.58)	(0.90)
Year Ended September 30, 2000	$10.43	0.40		0.55	0.95	(0.41)	(0.22)	(0.63)
Capital Manager Moderate Growth Fund
Year Ended September 30, 2004	$8.30	0.10	(b)	0.74	0.84	(0.10)	—	(0.10)
Year Ended September 30, 2003	$7.47	0.10		0.82	0.92	(0.08)	(0.01)	(0.09)
Year Ended September 30, 2002	$8.82	0.14		(0.99)	(0.85)	(0.13)	(0.37)	(0.50)
Year Ended September 30, 2001	$11.25	0.26		(1.71)	(1.45)	(0.26)	(0.72)	(0.98)
Year Ended September 30, 2000	$10.65	0.34		0.89	1.23	(0.34)	(0.29)	(0.63)
Capital Manager Growth Fund
Year Ended September 30, 2004	$7.81	0.07	(b)	0.88	0.95	(0.06)	—	(0.06)
Year Ended September 30, 2003	$6.87	0.06	(b)	0.93	0.99	(0.05)	—	(0.05)
Year Ended September 30, 2002	$8.46	0.05		(1.20)	(1.15)	(0.04)	(0.40)	(0.44)
Year Ended September 30, 2001	$11.66	0.18		(2.43)	(2.25)	(0.18)	(0.77)	(0.95)
Year Ended September 30, 2000	$10.79	0.29		1.23	1.52	(0.29)	(0.36)	(0.65)
Capital Manager Equity Fund
Year Ended September 30, 2004	$8.49	0.04	(b)	1.14	1.18	(0.03)	—	(0.03)
Year Ended September 30, 2003	$7.39	0.02	(b)	1.15	1.17	(0.02)	(0.05)	(0.07)
Year Ended September 30, 2002	$8.97	(0.01)		(1.57)	(1.58)	— (c)	—	—
March 19, 2001 to September 30, 2001 (a)	$10.00	0.01		(1.03)	(1.02)	(0.01)	— (c)	(0.01)

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (d)	Net Assets, End of Period (000)	Ratio of expenses to average net assets (e)	Ratio of net investment income (loss) to average net assets (e)	Ratio of expenses to average net assets* (e)	Portfolio turnover**

$1.00	0.70%	$529,849	0.57%	0.69%	0.70%	—
$1.00	0.87%	$667,534	0.60%	0.86%	0.69%	—
$1.00	1.61%	$532,465	0.64%	1.54%	0.71%	—
$1.00	4.84%	$265,472	0.61%	4.34%	0.75%	—
$1.00	5.70%	$78,331	0.63%	5.62%	0.80%	—

$1.00	0.54%	$926,162	0.57%	0.53%	0.71%	—
$1.00	0.67%	$838,022	0.61%	0.67%	0.70%	—
$1.00	1.40%	$915,013	0.65%	1.35%	0.72%	—
$1.00	4.59%	$494,773	0.63%	4.46%	0.73%	—
$1.00	5.33%	$395,617	0.63%	5.24%	0.73%	—

$9.36	7.16%	$67,925	0.44%	1.93%	0.64%	2.47%
$8.90	9.55%	$31,748	0.53%	2.09%	0.73%	33.03%
$8.33	(5.05)%	$26,347	0.54%	2.47%	0.74%	6.29%
$9.17	(6.77)%	$27,691	0.51%	3.26%	0.71%	35.75%
$10.75	9.31%	$31,808	0.41%	3.75%	0.60%	38.27%

$9.04	10.12%	$33,971	0.49%	1.17%	0.69%	0.17%
$8.30	12.40%	$26,168	0.50%	1.35%	0.70%	21.46%
$7.47	(10.55)%	$20,977	0.58%	1.48%	0.78%	14.56%
$8.82	(13.81)%	$25,040	0.51%	2.67%	0.71%	24.24%
$11.25	11.63%	$26,616	0.49%	2.98%	0.69%	46.69%

$8.70	12.10%	$28,660	0.50%	0.77%	0.73%	0.19%
$7.81	14.49%	$21,484	0.56%	0.82%	0.76%	17.80%
$6.87	(14.61)%	$17,981	0.62%	0.63%	0.82%	8.38%
$8.46	(20.68)%	$20,855	0.57%	1.93%	0.77%	27.33%
$11.66	14.28%	$26,538	0.45%	2.49%	0.64%	43.28%

$9.64	13.87%	$21,051	0.52%	0.42%	0.81%	3.10%
$8.49	15.82%	$16,077	0.70%	0.29%	0.90%	8.30%
$7.39	(17.61)%	$11,352	0.83%	(0.15)%	1.03%	5.75%
$8.97	(10.22)%	$13,464	0.72%	0.08%	0.92%	10.10%

See accompanying notes to the financial statements.

BB&T Funds

Notes to Financial Statements September 30, 2004

1.	Organization:

The BB&T Funds commenced operations on October 5, 1992 and are registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as a diversified, open-end investment company established as a Massachusetts business trust.

The BB&T Funds offer shares of the Equity Income Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Value Fund, the Small Company Growth Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Intermediate Corporate Bond Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). The Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds”. The Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the “Money Market Funds”. The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Equity Fund are referred to as the “Fund of Funds”. The Funds, excluding the Money Market Funds and the Fund of Funds, are referred to as the “Variable Net Asset Value Funds”. The Fund of Funds invest in other Fund Portfolios as opposed to individual securities.

The BB&T Funds are authorized to issue an unlimited amount of shares without par value. The Funds offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. As of September 30, 2004, Class B Shares and Class C Shares of the Short U.S. Government Fund and the Tax-Free Funds were not yet being offered.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Funds’ organizational documents, its’ Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid quotations in the principal market in which such securities are normally traded. TheVariable Net Asset Value

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

Funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies, including the Fund of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their fair values based upon the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Board of Trustees.

Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price. Effective February 1, 2004, the International Equity Fund began utilizing a Fair Value Pricing Service to determine the fair value of securities when certain significant events occur.

Foreign Currency Translation:

The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Forward Foreign Currency Exchange Contracts:

The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

The Variable Net Asset Value Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts as of September 30, 2004.

Securities Transactions and Related Income:

Securities transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes security transactions are accounted for on trade date. Interest income is recognized on the accrual basis and includes, where

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

applicable, the pro rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments:

The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a “when-issued” basis. The Equity Income Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Value Fund, the Small Company Growth Fund, the International Equity Fund, the Special Opportunities Equity Fund and the Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received. The Funds held no when-issued securities as of September 30, 2004.

Repurchase Agreements and Collateralized Loan Agreements:

The Funds may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under these types of agreements, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase are held by the Funds’ custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Written Options:

Each Variable Net Asset Value Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Funds may also purchase put and call options. The Variable Net Asset Value Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation. The Equity Income Fund and Special Opportunities Equity Fund had the following transactions in written covered call options during the period ended September 30, 2004:

	Equity Income Fund		Special Opportunities Equity Fund
Covered Call Options	Contracts	Premiums	Contracts	Premiums
Balance at beginning of period	—	$—	—	$—
Options written	885	13,207	3,590	381,347
Options closed	—	—	—	—
Options expired	—	—	(1,542)	(79,792)
Options exercised	—	—	—	—

Options outstanding at end of period	885	$13,207	2,048	$301,555

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

The following is a summary of options outstanding as of September 30, 2004:

Security	Contracts	Fair Value
Equity Income Fund
Nokia Corp. — ADR, $17.50, 1/22/05	885	$13,275

Special Opportunities Equity Fund
XTO Energy, Inc. $35.00, 2/19/05	276	$44,160
L-3 Communications Holdings, Inc., $75.00, 1/22/05	477	33,660
CACI International, Inc. — Class A $55.00, 12/18/04	660	145,200
Coventry Health Care, Inc. $55.00, 10/16/04	635	25,400

		$248,420

Security Loans:

To generate additional income, the Funds may lend up to 33 1/3% of their respective assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value. The cash collateral received by the Funds was pooled and at September 30, 2004 was invested in Commercial Paper, Corporate Bonds, Mutual Funds, and Repurchase Agreements (with interest rates ranging from 0.75% to 1.92% and maturity dates ranging from October 2004 through September 2005). The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of BB&T, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. As of September 30, 2004, the following Funds had loans outstanding:

	Value of Collateral	Value of Loaned Securities	Average Value on Loan for the period ended September 30, 2004
Large Company Value Fund	$214,201,090	$207,370,816	$179,092,740	(1)
Large Company Growth Fund	142,033,534	137,945,282	152,620,085
Mid Cap Value Fund	53,754,118	52,192,156	52,625,011	(1)
Mid Cap Growth Fund	62,731,209	61,029,724	58,914,108
Small Company Value Fund	13,885,225	13,331,216	10,106,196
Small Company Growth Fund	28,371,625	27,515,248	28,789,043
Short U.S. Government Fund	92,254,937	89,846,550	95,078,704
Intermediate U.S. Government Fund	209,338,787	204,703,087	232,274,342
Intermediate Corporate Bond Fund	64,919,944	63,316,678	41,078,905
U.S. Treasury Money Market Fund	—	—	157,574,767
(1)	Large Company Value Fund and Mid Cap Value Fund began loaning securities in March 2004. The average disclosed is for the time period that securities were lent.

Expense Allocation:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Short U.S. Government Fund, the Intermediate U.S. Government Fund, the Intermediate Corporate Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid monthly for the Large Company Value Fund, the Mid Cap Value Fund and the Small Company Value Fund. Dividends from net investment income are declared and paid quarterly for the Equity Income Fund, the Large Company Growth Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Special Opportunities Equity Fund and the Fund of Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Redemption Fees:

For the BB&T Funds, certain shares purchased on or after January 1, 2004, that were redeemed or exchanged in less than 30 days were assessed a fee of 2% of the total redemption amount. The fee is applied to shares redeemed or exchanged in the order in which they were purchased and is retained by the Funds for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. For financial statement purposes, these amounts are included in the Statement of Changes in Net Assets as “Proceeds from Shares Issued”. Fees for the Funds during the period January 1, 2004 through September 30, 2004 were as follows:

Fund	Amount
Equity Income Fund	$—
Large Company Value Fund	24
Large Company Growth Fund	92
Mid Cap Value Fund	61
Mid Cap Growth Fund	428
Small Company Value Fund	—
Small Company Growth Fund	450
International Equity Fund	6,587
Special Opportunities Equity Fund	54
Short U.S. Government Fund	1,733
Intermediate U.S. Government Fund	2,209
Intermediate Corporate Bond Fund	1,394
Kentucky Intermediate Tax-Free Fund	—
Maryland Intermediate Tax-Free Fund	—
North Carolina Intermediate Tax-Free Fund	—
South Carolina Intermediate Tax-Free Fund	—
Virginia Intermediate Tax-Free Fund	—
West Virginia Intermediate Tax-Free Fund	—
Prime Money Market Fund	—
U.S. Treasury Money Market Fund	—
Capital Manager Conservative Growth Fund	91
Capital Manager Moderate Growth Fund	512
Capital Manager Growth Fund	214
Capital Manager Equity Fund	30

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

3.	Conversion of Common Trust Funds

On March 19, 2004, net assets of certain common trust funds managed by BB&T Asset Management, Inc. (“BB&T”) were exchanged in a tax-free conversion for Institutional shares of the corresponding BB&T Funds. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

March 19, 2004	Shares Issued	Net Assets Converted	Net Asset Value Per Share Issued	Unrealized Appreciation
Large Company Value Fund	3,756,814	$63,782,610	$16.98	$10,237,168
Large Company Growth Fund	5,005,398	42,521,740	8.50	18,117,068
Intermediate U.S. Government Fund	5,988,154	62,847,783	10.50	3,072,834

4.	Purchase and Sales of Securities

Purchase and sales of securities (excluding short-term and U.S. Government securities) for the year ended September 30, 2004 are as follows:

	Purchases	Sales
Equity Income Fund	$27,157,897	$422,669
Large Company Value Fund	102,244,476	99,229,220
Large Company Growth Fund	454,585,702	437,619,063
Mid Cap Value Fund	53,706,534	33,705,134
Mid Cap Growth Fund	175,983,455	168,375,632
Small Company Value Fund	15,171,853	6,132,898
Small Company Growth Fund	242,976,696	291,013,330
Special Opportunities Equity Fund	55,169,744	19,284,848
International Equity Fund	118,313,475	112,277,915
Short U.S. Government Fund	3,002,070	4,998,380
Intermediate U.S. Government Fund	20,797,789	16,200,398
Intermediate Corporate Bond Fund	113,534,508	64,868,924
Kentucky Intermediate Tax-Free Fund	4,016,223	4,404,149
Maryland Intermediate Tax-Free Fund	8,113,415	3,930,109
North Carolina Intermediate Tax-Free Fund	80,133,277	82,226,786
South Carolina Intermediate Tax-Free Fund	7,172,516	8,293,028
Virginia Intermediate Tax-Free Fund	36,045,423	38,540,897
West Virginia Intermediate Tax-Free Fund	12,701,949	29,911,865
Capital Manager Conservative Growth Fund	38,197,504	1,713,500
Capital Manager Moderate Growth Fund	25,636,754	98,000
Capital Manager Growth Fund	14,435,235	85,000
Capital Manager Equity Fund	8,358,661	757,861

Purchases and sales of long-term U.S. Government Securities for the year ended September 30, 2004 are as follows:

	Purchases	Sales
Short U.S. Government Fund	$121,784,417	$112,460,396
Intermediate U.S. Government Fund	526,204,586	468,965,753
Intermediate Corporate Bond Fund	11,819,786	11,974,744

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

Restricted Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At September 30, 2004, BB&T North Carolina Intermediate Tax-Free Fund, BB&T Virginia Intermediate Tax-Free Fund, and BB&T Prime Money Market Fund held restricted securities representing 2.1%, 1.2%, and 9.9% of net assets, respectively. The restricted securities held as of September 30, 2004 are identified below:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
BB&T North Carolina Intermediate Tax-Free Fund
North Carolina Capital Facilities Finance Agency, 5.25%, 5/1/15, Callable 5/1/06 @ 102	5/15/2003	2,443,866	2,439,646	2,495,709
BB&T Virginia Intermediate Tax-Free Fund
Virginia Gateway Community Development Authority, 6.375%, 3/1/30, Callable 3/1/13 @ 102	12/2/2003	1,000,000	1,000,000	1,005,600
BB&T Prime Money Market Fund
Allstate Life Insurance Co., 1.93%, 12/1/04	12/7/2000	2,000,000	2,000,000	2,000,000
Blue Heron Funding, Ltd., Series 3A, Class A, 1.85%, 10/29/04	10/29/2002	30,000,000	30,000,000	30,000,000
General Electric Capital Assurance Corp., 1.815%, 11/8/04	5/21/2003	5,000,000	5,000,000	5,000,000
Goldman Sachs Group, Inc., 2.06%, 3/10/05	5/9/2003	10,000,000	10,000,000	10,000,000
Jackson National Life Insurance Co., 1.92%, 10/22/04	10/23/2000	3,000,000	3,000,000	3,000,000
Metropolitan Life Insurance Co., 1.85%, 11/1/04	2/10/2003	5,000,000	5,000,000	5,000,000
Monet Trust, 2000-1, 2.03%, 10/28/04	12/23/2003	25,000,000	25,000,000	25,000,000
Monet Trust, 2000-1, 2.03%, 10/28/04	3/28/2003	5,000,000	5,000,000	5,000,000
New York Life Insurance Co., 1.89%, 11/26/04	8/28/2003	5,000,000	5,000,000	5,000,000
Travelers Insurance Co., 1.83%, 11/19/04	8/20/2003	5,000,000	5,000,000	5,000,000

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

5.	Related Party Transactions:

Investment advisory services are provided to the Funds by BB&T. Under the terms of the Investment Advisory Agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds.

Information regarding these transactions is as follows for the year ended September 30, 2004:

	Annual Fee Rate	Contractual Fee Rate*
Equity Income Fund	0.70%	0.40%
Large Company Value Fund	0.74%	0.67%
Large Company Growth Fund	0.74%	0.67%
Mid Cap Value Fund	0.74%	0.67%
Mid Cap Growth Fund	0.74%	0.67%
Small Company Value Fund	1.00%	0.80%
Small Company Growth Fund	1.00%	0.85%
Special Opportunities Equity Fund	0.80%	0.80%
International Equity Fund	1.00%	0.90%
Short U.S. Government Fund	0.60%	0.45%
Intermediate U.S. Government Fund	0.60%	0.50%
Intermediate Corporate Bond Fund	0.60%	0.50%
Kentucky Intermediate Tax-Free Fund	0.60%	0.45%
Maryland Intermediate Tax-Free Fund	0.60%	0.45%
North Carolina Intermediate Tax-Free Fund	0.60%	0.45%
South Carolina Intermediate Tax-Free Fund	0.60%	0.45%
Virginia Intermediate Tax-Free Fund	0.60%	0.45%
West Virginia Intermediate Tax-Free Fund	0.45%	0.45%
Prime Money Market Fund	0.40%	0.30%
U.S. Treasury Money Market Fund	0.40%	0.28%
Capital Manager Conservative Growth Fund	0.25%	0.15%
Capital Manager Moderate Growth Fund	0.25%	0.15%
Capital Manager Growth Fund	0.25%	0.15%
Capital Manager Equity Fund	0.25%	0.15%
*	Effective February 1, 2004, BB&T has contractually agreed to waive a portion of the investment advisory fees as disclosed in the table above. For the period ended September 30, 2004, BB&T voluntarily agreed to waive an additional portion of the investment advisory fees. All contractual and voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

Pursuant to a Sub-Advisory agreement with BB&T, UBS Global Asset Management (Americas), Inc. (“UBS”) serves as the Sub-Advisor to the International Equity Fund. Under the agreement, UBS manages the International Equity Fund subject to the general supervision of the Funds’ Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Federated Investment Management Company (“Federated”) serves as the Sub-Advisor to the Prime Money Market Fund. Under the agreement, Federated manages the Prime Money Market Fund subject to the general supervision of the Funds’ Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Scott & Stringfellow, Inc. serves as the Sub-Advisor to the Equity Income Fund and the Special Opportunities Equity Fund. Under the agreement, Scott & Stringfellow, Inc. manages the Equity Income Fund and the Special Opportunities Equity Fund subject to the general supervision of the Funds’ Board of Trustees and BB&T. For their services, Sub-Advisors are entitled to a fee, payable by BB&T.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain officers of the Funds are affiliated, serves the Funds as administrator and distributor. Such officers are paid no fees directly by the Funds for serving as officers of the Funds. BISYS Ohio serves the Funds as fund accountant and transfer agent. BISYS and BISYS Ohio

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

receive compensation for providing administration, fund accounting and transfer agency services at a rate of 0.25% of the average daily net assets of each Fund. The fee is accrued daily and payable on a monthly basis. BISYS Ohio may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds. In addition, BISYS provides an employee to serve as Chief Compliance Officer for the Fund including providing certain related services, for which it receives an additional fee.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively, with exception of the Mid Cap Value Fund, the Mid Cap Growth Fund and the West Virginia Intermediate Tax-Free Fund which receives payments of up to 0.25% of the average daily net assets per Class A. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS, is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the period ended September 30, 2004, BISYS received $3,311,334 from commissions earned on sales of shares of the Funds’ Variable Net Asset Value Funds, of which $2,923,159 was allowed to affiliated broker/dealers of the Funds.

BISYS has voluntarily agreed to waive a portion of the administration and distribution fees throughout the year. Effective February 1, 2004 and through January 31, 2005, BISYS has contractually agreed to waive 0.25% of the distribution fees of the Funds except for the Mid Cap Value Fund, Mid Cap Growth Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund and the U.S. Treasury Money Market Fund. All contractual and voluntary administration and distribution fee waivers are not subject to recoupment in subsequent fiscal periods.

Certain Officers and Trustees of the Trust are affiliated with the Adviser or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles, except the Chief Compliance Officer. Each of the five non-interested Trustees who served both on the Board and the audit committee will be compensated $28,000 ($140,000 in total) in meeting & retainer fees, plus reimbursement for certain expenses. During the year ended September 30, 2004, actual Trustee compensation was $157,000 in total. The difference relates to changes in the composition of the Board itself and a change in the meeting & retainer base fee.

Custody services are provided to the Funds, with the exception of the International Equity Fund and the Prime Money Market Fund, by BB&T. Under the terms of the Custody agreement, BB&T is entitled to receive compensation at a rate of 0.02% of the average daily net assets of each of the Funds, except for the exceptions noted above. The fee is accrued daily and payable on a monthly basis.

Pursuant to a Sub-Custody agreement with BB&T, U.S. Bank NA (“U.S. Bank”) serves as the Sub-Custodian to the Funds, with the exception of the International Equity Fund and the Prime Money Market Fund. Under the agreement, U.S. Bank serves as custodian, subject to the general supervision of the Funds’ Board of Trustees and BB&T. For these services, U.S. Bank is entitled to a fee, payable by BB&T.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Federal Income Tax Information:

It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

At September 30, 2004, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
Large Company Value Fund	$2,046,161	2011
Large Company Growth Fund	14,940,532	2010
Large Company Growth Fund	32,172,081	2011
Small Company Growth Fund	50,452,181	2010
Small Company Growth Fund	33,735,633	2011
International Equity Fund	24,798,262	2010
International Equity Fund	18,261,749	2011
Short U.S. Government Fund	349,217	2008
Short U.S. Government Fund	498,342	2009
Short U.S. Government Fund	118,919	2012
Kentucky Intermediate Tax-Free Fund	50,859	2011
Maryland Intermediate Tax-Free Fund	18,343	2011
Capital Manager Conservative Growth Fund	2,499,567	2012
Capital Manager Moderate Growth Fund	1,485,767	2012
Capital Manager Growth Fund	64,089	2011
Capital Manager Growth Fund	1,210,366	2012
Capital Manager Equity Fund	85,258	2012

The tax characteristics of dividends paid to shareholders during the fiscal year ended September 30, 2004, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
Large Company Value Fund	$9,481,337	$—	$9,481,337	$—	$—	$9,481,337
Mid Cap Value Fund	2,529,734	—	2,529,734	—	—	2,529,734
Small Company Value Fund	528,930	—	528,930	—	—	528,930
Special Opportunities Equity Fund	330,336	—	330,336	—	—	330,336
International Equity Fund	2,454,968	—	2,454,968	—	—	2,454,968
Short U.S. Government Fund	5,989,108	—	5,989,108	—	—	5,989,108
Intermediate U.S. Government Fund	17,695,365	5,843,582	23,538,947	—	—	23,538,947
Intermediate Corporate Bond Fund	11,797,025	—	11,797,025	—	—	11,797,025
Kentucky Intermediate Tax-Free Fund	—	—	—	465,524	—	465,524
Maryland Intermediate Tax-Free Fund	53	—	53	177,263	—	177,316
North Carolina Intermediate Tax-Free Fund	5	435,140	435,145	3,839,938	—	4,275,083
South Carolina Intermediate Tax-Free Fund	1,523	30,775	32,298	730,130	—	762,428
Virginia Intermediate Tax-Free Fund	185,821	362,764	548,585	2,759,247	—	3,307,832
West Virginia Intermediate Tax-Free Fund	24,763	314,435	339,198	2,785,207	—	3,124,405
Prime Money Market Fund	5,479,216	—	5,479,216	—	—	5,479,216
U.S. Treasury Money Market Fund	5,194,991	—	5,194,991	—	—	5,194,991
Capital Manager Conservative Growth Fund	1,227,491	—	1,227,491	—	—	1,227,491
Capital Manager Moderate Growth Fund	544,168	—	544,168	—	—	544,168
Capital Manager Growth Fund	239,253	—	239,253	—	—	239,253
Capital Manager Equity Fund	64,429	—	64,429	—	—	64,429

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

The tax characteristics of dividends paid to shareholders during the fiscal year ended September 30, 2003, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
Large Company Value Fund	$7,837,698	$—	$7,837,698	$—	$—	$7,837,698
Mid Cap Value Fund	1,803,734	—	1,803,734	—	—	1,803,734
Small Company Value Fund	8,175	—	8,175	—	—	8,175
Special Opportunities Equity Fund	1,758	—	1,758	—	—	1,758
International Equity Fund	1,168,483	—	1,168,483	—	—	1,168,483
Short U.S. Government Income Fund	7,081,609	—	7,081,609	—	—	7,081,609
Intermediate U.S. Government Bond Fund	16,689,502	2,004,127	18,693,629	—	—	18,693,629
Intermediate Corporate Bond Fund	8,792,307	—	8,792,307	—	—	8,792,307
Kentucky Intermediate Tax-Free Fund	237	—	237	140,971	—	141,208
Maryland Intermediate Tax-Free Fund	305	—	305	46,798	—	47,103
North Carolina Intermediate Tax-Free Fund	—	412,630	412,630	3,846,335	—	4,258,965
South Carolina Intermediate Tax-Free Fund	—	—	—	752,387	—	752,387
Virginia Intermediate Tax-Free Fund	70,870	187,208	258,078	2,730,127	—	2,988,205
West Virginia Intermediate Tax-Free Fund	378,991	999,953	1,378,944	3,027,087	—	4,406,031
Prime Money Market Fund	7,457,684	—	7,457,684	—	—	7,457,684
U.S. Treasury Money Market Fund	7,296,879	—	7,296,879	—	—	7,296,879
Capital Manager Conservative Growth Fund	653,123	139,243	792,366	—	—	792,366
Capital Manager Moderate Growth Fund	362,588	32,773	395,361	—	—	395,361
Capital Manager Growth Fund	121,741	—	121,741	—	—	121,741
Capital Manager Equity Fund	9,956	93,135	103,091	—	—	103,091

As of September 30, 2004 the components of accumulated earnings (deficit) on a tax basis was as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains (Losses)	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Equity Income Fund	$155,724	$—	$155,724	$(122,769)	$—	$989,406	$1,022,361
Large Company Value Fund	586,096	—	586,096	(586,096)	(2,046,161)	131,561,970	129,515,809
Large Company Growth Fund	—	—	—	—	(47,112,613)	40,783,701	(6,328,912)
Mid Cap Value Fund	297,590	1,130,476	1,428,066	(383,557)	—	42,409,395	43,453,904
Mid Cap Growth Fund	—	1,527,270	1,527,270	—	—	23,702,200	25,229,470
Small Company Value Fund	1,098,094	655,305	1,753,399	(51,651)	—	14,139,759	15,841,507
Small Company Growth Fund	—	—	—	—	(84,187,814)	12,122,143	(72,065,671)
International Equity Fund	645,953	—	645,953	(645,953)	(43,983,919)	29,626,706	(14,357,207)
Special Opportunities Equity Fund	1,015,243	—	1,015,243	—	(72,931)	13,089,566	14,031,878
Short U.S. Government Fund	697,775	—	697,775	(500,792)	(2,990,019)	(891,671)	(3,684,709)
Intermediate U.S. Government Fund	1,649,266	2,537,308	4,186,574	(1,498,264)	—	2,674,527	5,362,836
Intermediate Corporate Bond Fund	1,234,081	894,705	2,128,786	(997,859)	—	7,395,757	8,526,684
Kentucky Intermediate Tax-Free Fund	38,257	—	38,257	(36,337)	(59,194)	469,046	411,772
Maryland Intermediate Tax-Free Fund	19,475	—	19,475	(19,175)	(131,219)	187,377	56,458
North Carolina Intermediate Tax-Free Fund	367,748	192,982	560,730	(320,583)	—	6,196,889	6,437,036
South Carolina Intermediate Tax-Free Fund	74,168	145,469	219,637	(58,439)	—	1,275,296	1,436,494
Virginia Intermediate Tax-Free Fund	263,038	144,374	407,412	(228,313)	—	4,771,866	4,950,966
West Virginia Intermediate Tax-Free Fund	202,570	555,579	758,149	(216,891)	—	3,448,997	3,990,256
Prime Money Market Fund	846,733	—	846,733	(837,361)	—	—	9,372
U.S. Treasury Money Market Fund	871,511	—	871,511	(871,265)	—	—	246
Capital Manager Conservative Growth Fund	337,070	—	337,070	(337,070)	(2,663,783)	2,144,352	(519,433)
Capital Manager Moderate Growth Fund	134,060	—	134,060	(134,060)	(1,485,767)	(128,827)	(1,614,594)
Capital Manager Growth Fund	50,853	—	50,853	(50,853)	(1,274,526)	(2,537,189)	(3,811,716)
Capital Manager Equity Fund	14,482	—	14,482	(14,482)	(94,151)	604,266	510,115

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2005:

Post-October Losses
Special Opportunities Equity Fund	$72,931
International Equity Fund	923,908
Short U.S. Government Fund	2,023,541
Kentucky Intermediate Tax-Free Fund	8,335
Maryland Intermediate Tax-Free Fund	112,876
Capital Manager Conservative Growth Fund	164,216
Capital Manager Growth Fund	71
Capital Manager Equity Fund	8,893

8.	Other Federal Income Tax Information (Unaudited):

For the fiscal year ended September 30, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

For the period ended September 30, 2004, the following Funds paid qualified dividend income of:

Qualified Dividend Income
Large Company Value Fund	$9,481,337
Mid Cap Value Fund	2,529,375
Small Company Value Fund	468,080
Special Opportunities Equity Fund	330,336
International Equity Fund	2,454,968
Capital Manager Conservative Growth Fund	263,232
Capital Manager Moderate Growth Fund	373,109
Capital Manager Growth Fund	239,253
Capital Manager Equity Fund	64,429

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2004, qualify for the corporate dividends received deduction for the following Funds:

Dividends Received Deduction
Large Company Value Fund	100.00%
Mid Cap Value Fund	100.00%
Small Company Value Fund	33.98%
Special Opportunities Equity Fund	15.11%
Capital Manager Conservative Growth Fund	17.21%
Capital Manager Moderate Growth Fund	53.49%
Capital Manager Growth Fund	100.00%
Capital Manager Equity Fund	100.00%

Continued

BB&T Funds

Notes to Financial Statements, continued September 30, 2004

During the fiscal year ended September 30, 2004 the following Funds declared tax-exempt income distributions:

Tax Exempt Distribution
Kentucky Intermediate Tax-Free Fund	$465,524
Maryland Intermediate Tax-Free Fund	177,263
North Carolina Intermediate Tax-Free Fund	3,839,938
South Carolina Intermediate Tax-Free Fund	730,130
Virginia Intermediate Tax-Free Fund	2,759,247
West Virginia Intermediate Tax-Free Fund	2,785,207

OTHER INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (I) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending December 31 and June 30 will be available starting March 1, 2005, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To	the Shareholders and Board of Trustees of BB&T Funds:

We have audited the accompanying statements of assets and liabilities of BB&T Funds — Equity Income Fund, Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, Small Company Growth Fund, Special Opportunities Equity Fund, International Equity Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Intermediate Corporate Bond Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of September 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended (for the period February 1, 2001 through September 30, 2001 and each year in the three-year period ended September 30, 2004 for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund for the periods ended January 31, 2001 and prior were audited by other auditors whose report thereon dated March 14, 2001 expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended (for the period February 1, 2001 through September 30, 2001, and each year in the three-year period ended September 30, 2004 for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund), in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio

November 17, 2004

BB&T Funds

Information about Trustees, and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees’, who are elected by the Shareholders of the Funds. The Trustees’ elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees’, their addresses, ages, length of tenure, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are set below:

Independent Trustees

Name, Address and Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas W. Lambeth 700 Yorkshire Road Winston-Salem, NC 27106 Birthdate: 1/35	Trustee	Indefinite, 8/92 – Present	From January 2004 to present, Senior Fellow, Z. Smith Reynolds Foundation; from 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	26	None

Robert W. Stewart 201 Huntington Road Greenville, SC 29615 Birthdate: 5/32	Trustee	Indefinite, 2/94 – Present	Retired; Chairman and Chief Executive Officer of Engineered Custom Plastics Corporation from 1969 to 1990.	26	None

Drew T. Kagan Montecito Advisors, Inc. 810 N. Jefferson St., Ste 101 Lewisburg, WV 24901 Birthdate: 2/48	Trustee	Indefinite, 8/00 – Present	From December 2003 to present, President and Director, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.; March 1992 to March 1996, President, Provident Securities & Investment Co.	26	None

Laura C. Bingham Peace College Office of the President 15 East Peace Street Raleigh, NC 27604-1194 Birthdate: 11/56	Trustee	Indefinite, 2/01 – Present	From July 1998 to present, President of Peace College; November 1997 to May 1998, Senior Vice President of Philanthropy and President of Fort Sanders Foundation Covenant Health; 1992 to 1997, Vice President Hollins College.	26	None

Douglas Van Scoy 841 Middle St. Sullivans Island, SC 26481 Birthdate: 11/43	Trustee	Indefinite, 5/04– Present	Retired: From November 1974 to July 2001, Deputy Director of Private Client Group and Senior Executive Vice President of Smith Barney (investment banking).	26	None

James L. Roberts 7 Kittansett Court Skillman, NJ 08558 Birthdate: 11/42	Nominee for Trustee	N/A	Retired: From January 1999 to December 2003, President CEO and Director, Covest Bancshares, Inc.	N/A	None

BB&T Funds

Information about Trustees, and Officers (Unaudited), continued

Interested Trustees

Name, Address and Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

*Kenneth L. Miller 200 W. Second Street, 16th Floor Winston-Salem, NC 27101 Birthdate: 9/46	Trustee	Indefinite, 11/02 – Present	From August 1998 to present, Executive Vice President Branch Banking and Trust Company; employee of Branch Banking and Trust Company since 1989.	26	None

*	Mr. Miller is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Miller is an “interested person” because he owns shares of BB&T Corporation, the publicly traded indirect parent of the Adviser.

Officers
Name, Address and Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

George O. Martinez Birthdate: 3/59	President	Indefinite, 11/03 – Present	From August 2002 to present, Senior Vice President-Client Services, BISYS Fund Services; from June 2001 to August 2002, CEO and President, Fund Watch Dog Services LLC; from June 2000 to June 2001, Senior Vice President and Senior Managing Counsel, State Street Corporation; from March 1998 to May 2000, National Director of Investment Management and Regulatory Consulting, Arthur Andersen.

James T. Gillespie Birthdate: 11/66	Vice President	Indefinite, 5/02 – Present	From February 1992 present, employee of BISYS Fund Services.

E.G. Purcell, III Birthdate: 1/55	Vice President	Indefinite, 11/00 – Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors.

Troy A. Sheets Birthdate: 5/71	Treasurer	Indefinite, 5/02 – Present	From April 2002 to present, employee of BISYS Fund Services; from September 1993 to April 2002, employee of KPMG LLP.

BB&T Funds

Information about Trustees, and Officers (Unaudited), continued

Officers
Name, Address and Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Frank J. Pavlak Birthdate: 3/47	Vice President, Chief Compliance and AML Officer	Indefinite, 9/04 – Present	From September 2004 to present, Senior Vice President and Chief Inc.; Compliance Officer, The BISYS Group, from 1999 to 2004, Director of Compliance, Oppenheiner Funds, Inc.; from 1981 to 1999, Branch Chief, U.S. Securities and Exchange Commission.

Alaina V. Metz Birthdate: 4/67	Assistant Secretary	Indefinite, 9/95 – Present	From June 1995 to present, employee, BISYS Fund Services.

Chris Sabato Birthdate: 12/68	Assistant Treasurer	Indefinite 11/02 – Present	From February 1993 to present, employee of BISYS Fund Services.

The Funds Statement of Additional Information includes information about the Fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

Annual Report *September 30, 2004*

INVESTMENT ADVISER
BB&T Asset Management, Inc.
434 Fayetteville Street
5th Floor
Raleigh, NC 27601

DISTRIBUTOR
BISYS Fund Services, L.P.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray LLP
One Metro Center
700 12th Street, N.W.
Suite 900
Washington D. C. 20005

TRANSFER AGENT
BISYS Fund Services, L.P.
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
KPMG LLP
191 W. Nationwide Blvd.
Suite 500
Columbus, OH 43215

11/04

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-

2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Drew Kagan, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2003      $151,410

2004      $161,575

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2003      $33,070

2004      $35,340

2003 - Fees of $29,320 relate to the preparation and review of the Funds’ 17f-2 filings while $3,750 related to the consent of the annual N-1A filing.

2004 - Fees of $31,290 relate to the preparation and review of the Funds’ 17f-2 filings while $4,050 related to the consent of the annual N-1A filing.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2003      $56,000

2004      $62,040

Fees for both 2003 & 2004 relate to the preparation of federal income & excise tax returns and review of the excise tax calculations.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2003      $0

2004      $0

(e)    (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2003      $5,000,000

2004      $165,000

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In regards to Item 4 (g), the audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the principal accountants independence has not been compromised.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

During the period covered by the report, with respect to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of directors, there have been no amendments to, nor any waivers granted from, a provision that relates to any elements of this Item 9.

Item 10. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BB&T Funds

By (Signature and Title)*	/s/ Troy A. Sheets	Troy A. Sheets, Treasurer
Date	December 2, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George O. Martinez	George O. Martinez, President
Date	December 2, 2004

By (Signature and Title)*	/s/ Troy A. Sheets	Troy A. Sheets, Treasurer
Date	December 2, 2004

*	Print the name and title of each signing officer under his or her signature.